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                                                                               .
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
                                                                                   -------------------------
                                                                                   OMB APPROVAL
                                                                                   -------------------------
                                                                                   OMB Number:  3235-0570

                                                                                   Expires:  Nov. 30, 2005

                                                                                   Estimated average burden
                                                                                   hours per response:  5.0
                                                                                   -------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number                    811-1424
                                   ---------------------------------------------



                                AIM Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:        (713) 626-1919
                                                    ----------------------------



Date of fiscal year end:     10/31
                         ----------------



Date of reporting period:    10/31/04
                         ----------------

Item 1. Reports to Stockholders.

                                                      AIM AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          capitalization; the Growth subset             o The returns shown in the Management's
                                             measures the performance of Russell 2500      Discussion of Fund Performance are based
o Effective 9/30/03, Class B shares are      companies with higher price/book ratios       on net asset values calculated for
not available as an investment for           and higher forecasted growth values.          shareholder transactions. Generally
retirement plans maintained pursuant to                                                    accepted accounting principles require
Section 401 of the Internal Revenue Code,    o The unmanaged Russell                       adjustments to be made to the net assets
including 401(k) plans, money purchase       Midcap--Registered Trademark-- Growth         of the fund at period end for financial
pension plans and profit sharing plans.      Index is a subset of the Russell              reporting purposes, and as such, the net
Plans that have existing accounts            Midcap--Registered Trademark-- Index,         asset values for shareholder transactions
invested in Class B shares will continue     which represents the performance of the       and the returns based on those net asset
to be allowed to make additional             stocks of domestic mid-capitalization         values may differ from the net asset
purchases.                                   companies; the Growth subset measures the     values and returns reported in the
                                             performance of Russell Midcap companies       Financial Highlights.
o Class R shares are available only to       with higher price/book ratios and higher
certain retirement plans. Please see the     forecasted growth values.                     The fund files its complete schedule of
prospectus for more information.                                                           portfolio holdings with the Securities
                                             o The unmanaged Lipper Mid-Cap Growth         and Exchange Commission ("SEC") for the
PRINCIPAL RISKS OF INVESTING IN THE FUND     Fund Index represents an average of the       1st and 3rd quarters of each fiscal year
                                             performance of the 30 largest                 on Form N-Q. The fund's Form N-Q filings
o Investing in small and mid-size            mid-capitalization growth funds tracked       are available on the SEC's Web site at
companies involves risks not associated      by Lipper, Inc., an independent mutual        http://www.sec.gov. Copies of the fund's
with investing in more established           fund performance monitor.                     Forms N-Q may be reviewed and copied at
companies. Also, small companies have                                                      the SEC's Public Reference Room at 450
business risk, significant stock price       o The unmanaged MSCI World Index is a         Fifth Street, N.W., Washington, D.C.
fluctuations and illiquidity.                group of global securities tracked by         20549-0102. You can obtain information on
                                             Morgan Stanley Capital International.         the operation of the Public Reference
o International investing presents                                                         Room, including information about
certain risks not associated with            o The fund is not managed to track the        duplicating fee charges, by calling
investing solely in the United States.       performance of any particular index,          1-202-942-8090 or by electronic request
These include risks relating to              including the indexes defined here, and       at the following e-mail address:
fluctuations in the value of the U.S.        consequently, the performance of the fund     publicinfo@sec.gov. The SEC file numbers
dollar relative to the values of other       may deviate significantly from the            for the fund are 811-1424 and 2-25469.
currencies, the custody arrangements made    performance of the indexes. Performance       The fund's most recent portfolio
for the fund's foreign holdings,             of an index of funds reflects fund            holdings, as filed on Form N-Q, are also
differences in accounting, political         expenses; performance of a market index       available at AIMinvestments.com.
risks and the lesser degree of public        does not.
information required to be provided by                                                     A description of the policies and
non-U.S. companies. The fund may invest      o A direct investment cannot be made in       procedures that the fund uses to
up to 25% of its assets in the securities    an index. Unless otherwise indicated,         determine how to vote proxies relating to
of non-U.S. issuers.                         index results include reinvested              portfolio securities is available without
                                             dividends, and they do not reflect sales      charge, upon request, from our Client
ABOUT INDEXES USED IN THIS REPORT            charges.                                      Services department at 800-959-4246 or on
                                                                                           the AIM Web site, AIMinvestments.com. On
o The unmanaged Standard & Poor's            OTHER INFORMATION                             the home page, scroll down and click on
Composite Index of 500--Registered                                                         AIM Funds Proxy Policy. The information
Trademark-- Stocks (the S&P 500) is an       o Industry classifications used in this       is also available on the Securities and
index of common stocks frequently used as    report are generally according to the         Exchange Commission's Web site, sec.gov.
a general measure of U.S. stock market       Global Industry Classification Standard,
performance.                                 which was developed by and is the             Information regarding how the fund voted
                                             exclusive property and a service mark of      proxies related to its portfolio
o The unmanaged Russell 2500--Registered     Morgan Stanley Capital International Inc.     securities during the 12 months ended
Trademark-- Index measures the performance   and Standard & Poor's.                        6/30/04 is available at our Web site. Go
of the 2,500 smallest companies in the                                                     to AIMinvestments.com, access the About
Russell 3000--Registered Trademark--                                                       Us tab, click on Required Notices and
Index, which measures the performance of                                                   then click on Proxy Voting Activity.
the 3,000 largest U.S. companies based on                                                  Next, select your fund from the drop-down
total market                                                                               menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H. GRAHAM    Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
[PHOTO OF           position in 2000. However, as you may be aware, the U.S.
MARK H.             Securities and Exchange Commission recently adopted a rule
WILLIAMSON]         requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
MARK H. WILLIAMSON  advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
[PHOTO OF           Advisors' recent settlements with certain regulators.
BRUCE L.            Accordingly, the AIM Funds' Board recently elected Mr.
CROCKETT]           Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
BRUCE L. CROCKETT   effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
Executive Officer of AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                            /s/ MARK H. WILLIAMSON
-------------------------------------           --------------------------------
Robert H. Graham                                Mark H. Williamson
Chairman, AIM Investments                       CEO & President, AIM Investments
President & Vice Chairman, AIM Funds            Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSED ON STOCKS OF COMPANIES WITH                                                   and value stocks generally outperformed
SOLID EARNINGS                                                                             growth stocks.

For the fiscal year ended October 31,        The fund's information technology and         YOUR FUND
2004, AIM Aggressive Growth Fund, Class A    industrials holdings helped it outperform
shares, returned 7.01% at net asset          the Lipper Mid-Cap Growth Fund Index.         We continued to focus on small- and
value. PERFORMANCE SHOWN AT NAV DOES NOT                                                   mid-cap stocks of companies with high
INCLUDE FRONT-END SALES CHARGES, WHICH       MARKET CONDITIONS                             growth potential, as demonstrated by
WOULD HAVE REDUCED THE PERFORMANCE. For                                                    consistent and accelerating earnings
the performance of other share classes,      The U.S. economy showed signs of strength     growth. The fund's stock selection
please see page 3. The fund                  during the fiscal year ended October 31,      process is based on a rigorous three-step
underperformed the S&P 500 Index and the     2004. Gross domestic product (GDP), the       process that includes quantitative,
Russell Midcap Growth Index, which           broadest measure of overall economic          fundamental and valuation analysis to
returned 9.41% and 8.77%, respectively,      activity, expanded at an annualized rate      identify stocks of companies that exhibit
but outperformed the Lipper Mid-Cap          of 4.2% in the fourth quarter of 2003         consistent, sustainable, above average
Growth Fund Index, which returned 6.18%      before tapering off to a more modest 3.9%     earnings growth potential. We believe it
over the same period.                        in the third quarter of 2004.                 is only through in-depth fundamental
                                                                                           research that includes careful financial
   Since the beginning of 2004, we              Generally positive economic                statement analysis and meetings with
continued to see stocks of more              developments prompted the U.S. Federal        company management teams that these
economically sensitive or more cyclical      Reserve (the Fed) to raise its federal        opportunities can be found.
companies in energy, materials and           funds target rate from a decades-low
telecommunication services--typically not    1.00%, where it stood at the beginning of        During the reporting period, we were
considered growth sectors--perform well.     the fiscal year, to 1.75% at the close of     generally optimistic about the economy.
On the other hand, information technology    the reporting period. Geopolitical            We were concerned that increasing
and health care--our classic growth          uncertainty and terrorism concerns, as        personal debt and rising interesting
sectors--were among the worst performing     well as soaring oil prices, had a             rates could lead to reduced consumer
sectors. The fund lagged the S&P 500         detrimental effect on consumer sentiment.     spending, which potentially could
Index and the Russell Midcap Growth Index    In mid-October, Fed Chairman Alan             adversely affect stock prices in the
because its consumer discretionary           Greenspan said that "so far this year,        short run. As such, we continued to
holdings generally underperformed those      the rise in the value of imported             position the fund with a "barbell
of the indexes. Its relative lack of         oil--essentially a tax on U.S.                approach"--a balanced exposure to more
exposure to the consumer staples,            residents--has amounted to about              aggressive, cyclically sensitive stocks
materials and telecommunication services     three-fourths of 1 percent of GDP."           and high quality, less aggressive stocks.
sectors also hurt the fund's performance                                                   This positioning was designed to
relative to the S&P 500 Index and the           Mid-cap stocks generally were the          potentially benefit investors in the
Russell Midcap Growth Index.                 best-performing equity segment, followed      event of a market rally while providing
                                             by small-cap stocks and large-cap stocks,     some downside protection if markets
                                                                                           weaken.

                                                                                              We increased the fund's holdings most
                                                                                           significantly in the information
                                                                                           technology sector.

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. Robert Half International Inc.   2.2%      1. Data Processing
                                                                                               & Outsourced Services           7.2%
               [PIE CHART]                    2. Textron Inc.                     2.2
                                                                                            2. Semiconductors                  6.6
Information Technology             32.2%      3. Investors Financial Services
                                                 Corp.                            2.2       3. Communications Equipment        6.5
Consumer Discretionary             20.3%
                                              4. Alliance Data Systems Corp.      2.2       4. Asset Management
Health Care                        16.9%                                                       & Custody Banks                 5.6
                                              5. SunGard Data Systems Inc.        2.0
Industrials                        15.4%                                                    5. Health Care Services            4.9
                                              6. Caremark Rx, Inc.                1.9
Financials                          9.2%                                                    6. Specialty Stores                4.2
                                              7. Sirva Inc.                       1.8
Money Market Funds Plus                                                                     7. Pharmaceuticals                 4.2
Other Assets Less Liabilities       4.5%      8. Fiserv, Inc.                     1.8
                                                                                            8. Application Software            4.2
Materials                           0.9%      9. Fisher Scientific International
                                                 Inc.                             1.8       9. Apparel Retail                  3.9
Energy                              0.6%
                                             10. Cintas Corp.                     1.7      10. Restaurants                     3.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

However, at the close of the reporting       scientific equipment and instruments. In      THE VIEWS AND OPINIONS EXPRESSED IN
period, approximately 7% of the fund's       our opinion, the Alliance Data Systems        MANAGEMENT'S DISCUSSION OF FUND
assets was in the data processing and        benefited from a highly competent             PERFORMANCE ARE THOSE OF A I M ADVISORS,
outsourced services--a relatively more       management team and a dominant position       INC. THESE VIEWS AND OPINIONS ARE SUBJECT
defensive industry. Stocks that we owned     relative to its competitors. Fisher           TO CHANGE AT ANY TIME BASED ON FACTORS
within this industry included Alliance       Scientific, which saw its profit for the      SUCH AS MARKET AND ECONOMIC CONDITIONS.
Data Systems, SunGard Data Systems and       second quarter of 2004 increase 26% in        THESE VIEWS AND OPINIONS MAY NOT BE
Fiserv. We believe that these companies      comparison to the same period last year,      RELIED UPON AS INVESTMENT ADVICE OR
are high-quality, well-established and       benefited from increased sales of its         RECOMMENDATIONS, OR AS AN OFFER FOR A
well-managed firms with strong business      medical products.                             PARTICULAR SECURITY. THE INFORMATION IS
models and high recurring revenue.                                                         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                                Detracting from fund performance were      OF ANY MARKET, COUNTRY, INDUSTRY,
   At the beginning of the year, our         Corinthian Colleges, a post secondary         SECURITY OR THE FUND. STATEMENTS OF FACT
strategy of being exposed to in the          education company, and Taro                   ARE FROM SOURCES CONSIDERED RELIABLE, BUT
employment-related services in the           Pharmaceutical, which develops and            A I M ADVISORS, INC. MAKES NO
industrial sector worked well for us as      markets pharmaceutical products.              REPRESENTATION OR WARRANTY AS TO THEIR
we began to see signs of improving labor     Corinthian College's stock declined after     COMPLETENESS OR ACCURACY. ALTHOUGH
markets. One of the holdings in the          the Securities and Exchange Commission        HISTORICAL PERFORMANCE IS NO GUARANTEE OF
sector, Apollo Group Inc., a provider of     began an informal investigation of the        FUTURE RESULTS, THESE INSIGHTS MAY HELP
higher education programs for working        company concerning its earnings               YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
adults, was a strong contributor. We took    projections. Taro's stock depreciated         PHILOSOPHY.
profits and sold the stock after it          after the company reported first- and
reached our valuation target.                second-quarter 2004 earnings that failed             See important fund and index
                                             to meet analysts' expectations. The fund           disclosures inside front cover.
   During the period, we decreased the       no longer held either stock at the close
fund's holdings most substantially in the    of the fiscal year.
energy sector. As part of our strategy,
we paid great attention to risk, making      IN CLOSING                                                      KARL F. FARMER
every effort to protect investors' money                                                                     Mr. Farmer, Chartered
by sidestepping short-term market trends.    We remained committed to our bottom-up        [FARMER           Financial Analyst,
While energy was the best-performing         stock selection processes and we              PHOTO]            joined AIM in July of
sector of the S&P 500 Index for the          constantly reviewed each security's                             1998, after spending
fiscal year, we believed that high oil       fundamentals and price target to ensure a                       six years as a pension
prices were unsustainable and there was      continued fit. We believe that our            actuary, focusing on retirement plans and
more downside than upside potential in       strategy of focusing our investments in       other benefit programs. He earned a B.S.
this sector.                                 companies that show sustainable,              in economics from Texas A&M University,
                                             above-average earnings growth while           graduating magna cum laude. He
   Stocks that enhanced fund performance     avoiding high risk stocks has the             subsequently earned his M.B.A. in finance
included Alliance Data Systems, a            potential to provide shareholders with        from The Wharton School at the University
provider of transaction, credit and          consistent risk-adjusted return over a        of Pennsylvania.
marketing services, and Fischer              long term investment horizon.
Scientific International, one of the                                                                         JAY K. RUSHIN
world's leading wholesale distributors of                                                                    Mr. Rushin, Chartered
                                                                                           [RUSHIN           Financial Analyst,
=========================================    =========================================     PHOTO]            became lead portfolio
                                                                                                             manager of AIM
FUND VS. INDEXES                             TOTAL NET ASSETS             $2.0 BILLION                       Aggressive Growth Fund
                                                                                           on April 20, 2004. He began his
TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS*             104     investment career in 1994 when he joined
EXCLUDING APPLICABLE SALES CHARGES. IF                                                     AIM as a portfolio administrator. In
SALES CHARGES WERE INCLUDED, RETURNS         =========================================     1996, he left AIM to work as an associate
WOULD BE LOWER.                                                                            equity analyst. He returned to AIM as an
                                                                                           equity analyst on AIM's small-cap funds
Class A Shares                      7.01%                                                  in 1998 and was promoted to senior
                                                                                           analyst in 2000. He assumed his current
Class B Shares                      6.15                                                   duties as portfolio manager in 2001. A
                                                                                           native of Gaithersburg, MD, Mr. Rushin
Class C Shares                      6.15                                                   holds a B.A. in English from Florida
                                                                                           State University.
Class R Shares                      6.58
                                                                                           Assisted by the Aggressive Growth Team
S&P 500 Index (Broad-based Index)   9.41
                                                                                                     [RIGHT ARROW GRAPHIC]
Russell Midcap Growth Index
(Style-specific Index)              8.77                                                   FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
Lipper Mid-Cap Growth Fund Index                                                           TO PAGE 5.
(Peer-group Index)                  6.18

Source: Lipper, Inc.

=========================================

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      to estimate the expenses that you paid        To do so, compare this 5% hypothetical
                                             over the period. Simply divide your           example with the 5% hypothetical examples
As a shareholder of the fund, you incur      account value by $1,000 (for example, an      that appear in the shareholder reports of
two types of costs: (1) transaction          $8,600 account value divided by $1,000=       the other funds.
costs, which may include sales charges       8.6), then multiply the result by the
(loads) on purchase payments; contingent     number in the table under the heading            Please note that the expenses shown in
deferred sales charges on redemptions;       entitled "Actual Expenses Paid During         the table are meant to highlight your
and redemption fees, if any; and (2)         Period" to estimate the expenses you paid     ongoing costs only and do not reflect any
ongoing costs, including management fees;    on your account during this period.           transactional costs, such as sales
distribution and/or service fees (12b-1);                                                  charges (loads) on purchase payments,
and other fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
intended to help you understand your         PURPOSES                                      redemptions, and redemption fees, if any.
ongoing costs (in dollars) of investing                                                    Therefore, the hypothetical information
in the fund and to compare these costs       The table below also provides information     is useful in comparing ongoing costs
with ongoing costs of investing in other     about hypothetical account values and         only, and will not help you determine the
mutual funds. The example is based on an     hypothetical expenses based on the fund's     relative total costs of owning different
investment of $1,000 invested at the         actual expense ratio and an assumed rate      funds. In addition, if these
beginning of the period and held for the     of return of 5% per year before expenses,     transactional costs were included, your
entire period, May 1, 2004-October 31,       which is not the fund's actual return.        costs would have been higher.
2004.                                        The hypothetical account values and
                                             expenses may not be used to estimate the
ACTUAL EXPENSES                              actual ending account balance or expenses
                                             you paid for the period. You may use this
The table below provides information         information to compare the ongoing costs
about actual account values and actual       of investing in the fund and other funds.
expenses. You may use the information in
this table, together with the amount you
invested,

====================================================================================================================================
                                                   ACTUAL                                   HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT      ENDING ACCOUNT             EXPENSES          ENDING ACCOUNT           EXPENSES
                 VALUE                VALUE                 PAID DURING             VALUE              PAID DURING
               (5/1/04)           (10/31/04)(1)              PERIOD(2)           (10/31/04)             PERIOD(2)
  Class A      $1,000.00            $1,023.40                 $ 6.71              $1,018.50              $ 6.70
  Class B       1,000.00             1,020.10                  10.51               1,014.73               10.48
  Class C       1,000.00             1,020.10                  10.51               1,014.73               10.48
  Class R       1,000.00             1,022.50                   7.98               1,017.24                7.96

(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 2.34%, 2.01%, 2.01% and 2.25% for Class A, B, C and R shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.32%, 2.07%, 2.07% and 1.57% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   5/1/84-10/31/04 (Index results from 4/30/84)

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                                   AIM AGGRESSIVE
include reinvested dividends.                                          GROWTH FUND            S&P 500          RUSSELL 2500
Performance of an index of funds               DATE                  CLASS A SHARES            INDEX              INDEX
reflects fund expenses and management        5/1/1984                $     9450             $  10000           $  10000
fees; performance of a market index does        10/84                      9584                10628              10391
not. Performance shown in the chart does        10/85                     10680                12682              12368
not reflect deduction of taxes a                10/86                     12467                16891              15869
shareholder would pay on fund                   10/87                     10038                17972              14274
distributions or sale of fund shares.           10/88                     12099                20624              18023
Performance of the indexes does not             10/89                     14280                26060              21324
reflect the effects of taxes.                   10/90                     11410                24111              16218
   Since the last reporting period, the         10/91                     21333                32167              25594
fund has elected to use the S&P 500 Index       10/92                     23382                35368              28425
as its broad-based market index because         10/93                     35285                40641              36336
the S&P 500 Index is such a widely              10/94                     41974                42208              36994
recognized gauge of the stock market. The       10/95                     59377                53355              44906
fund will no longer measure its                 10/96                     68138                66203              53343
performance against the Russell 2500            10/97                     79962                87454              68877
Index, the index published in previous          10/98                     66885               106704              63574
reports to shareholders. Because this is        10/99                     93434               134087              75017
the first reporting period since we have        10/00                    137878               142237              92475
adopted the new index, SEC guidelines           10/01                     82050               106836              81227
require that we compare the fund's              10/02                     68908                90707              73805
performance to both the old and the new         10/03                     84979               109562             104573
index.                                          10/04                $    90902             $ 119874           $ 117479

   In evaluating this chart, please note                                                           Source: Lipper, Inc.
that the chart uses a logarithmic scale
along the vertical axis (the value
scale). This means that each scale           CLASS B SHARES                                Class R shares' inception date is 6/3/02.
increment always represents the same         Inception (3/1/99)                  3.01%     Returns since that date are historical
percent change in price; in a linear          5 Years                           -1.59      returns. All other returns are blended
chart each scale increment always             1 Year                             1.15      returns of historical Class R share
represents the same absolute change in       CLASS C SHARES                                performance and restated Class A share
price. In this example, the scale            Inception (3/1/99)                  3.14%     performance (for periods prior to the
increment between $5,000 and $10,000 is       5 Years                           -1.31      inception date of Class R shares) at net
the same as that between $10,000 and          1 Year                             5.15      asset value, adjusted to reflect the
$20,000. In a linear chart, the latter       CLASS R SHARES                                higher Rule 12b-1 fees applicable to
scale increment would be twice as large.     10 Years                            7.75%     Class R shares.
The benefit of using a logarithmic scale      5 Years                           -0.83
is that it better illustrates performance     1 Year                             6.58         The performance data quoted represent
during the fund's early years before                                                       past performance and cannot guarantee
reinvested distributions and compounding     =========================================     comparable future results; current
create the potential for the original        In addition to returns as of the close of     performance may be lower or higher.
investment to grow to very large numbers.    the fiscal year, industry regulations         Please visit AIMinvestments.com for the
Had the chart used a linear scale along      require us to provide average annual          most recent month-end performance.
its vertical axis, you would not be able     total returns as of 9/30/04, the most         Performance figures reflect reinvested
to see as clearly the movements in the       recent calendar quarter-end.                  distributions, changes in net asset value
value of the fund and the indexes during     =========================================     and the effect of the maximum sales
the fund's early years. We use a                                                           charge unless otherwise stated.
logarithmic scale in financial reports of    AVERAGE ANNUAL TOTAL RETURNS                  Investment return and principal value
funds that have more than five years of                                                    will fluctuate so that you may have a
performance history.                         As of 9/30/04, most recent calendar           gain or loss when you sell shares.
                                             quarter-end, including applicable sales
AVERAGE ANNUAL TOTAL RETURNS                 charges                                          Class A share performance reflects the
As of 10/31/04, including applicable                                                       maximum 5.50% sales charge, and Class B
sales charges                                CLASS A SHARES                                and Class C share performance reflects
                                             Inception (5/1/84)                  11.19%    the applicable contingent deferred sales
CLASS A SHARES                               10 Years                             7.43     charge (CDSC) for the period involved.
Inception (5/1/84)                 11.37%     5 Years                            -1.57     The CDSC on Class B shares declines from
10 Years                            7.43      1 Year                              4.77     5% beginning at the time of purchase to
 5 Years                           -1.67                                                   0% at the beginning of the seventh year.
 1 Year                             1.16     CLASS B SHARES                                The CDSC on Class C shares is 1% for the
                                             Inception (3/1/99)                   2.30%    first year after purchase. Class R shares
                                              5 Years                            -1.51     do not have a front-end sales charge;
                                              1 Year                              4.89     returns shown are at net asset value and
                                                                                           do not reflect a 0.75% CDSC that may be
                                             CLASS C SHARES                                imposed on a total redemption of
                                             Inception (3/1/99)                   2.43%    retirement plan assets within the first
                                              5 Years                            -1.22     year.
                                              1 Year                              8.89
                                                                                              Had the advisor not waived fees and/or
                                             CLASS R SHARES                                reimbursed expenses in the past, Class A
                                             10 Years                             7.77%    and Class R share performance would have
                                              5 Years                            -0.71     been lower. The performance of the fund's
                                              1 Year                             10.48     share classes will differ due to
                                                                                           different sales charge structures and
                                                                                           class expenses.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (3/15/02)                 0.91%     shown. All returns assume reinvestment of
shareholders with a performance overview       1 Year                            7.49      distributions at net asset value.
specific to their holdings. Institutional                                                  Investment return and principal value
Class shares are offered exclusively to      =========================================     will fluctuate so your shares, when
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                  redeemed, may be worth more or less than
defined contribution plans that meet         For periods ended 9/30/04                     their original cost. See full report for
certain criteria.                            Inception (3/15/02)                -0.70%     information on comparative benchmarks.
                                               1 Year                           11.43      Please consult your fund prospectus for
                                                                                           more information. For the most current
                                             =========================================     month-end performance, please call
                                                                                           800-451-4246 or visit AIMinvestments.com.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         AGRO-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      balance or expenses you paid for the
                                             the period. Simply divide your account        period. You may use this information to
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       compare the ongoing costs of investing in
ongoing costs, including management fees;    account value divided by $1,000 = 8.6),       the fund and other funds. To do so,
and other fund expenses. This example is     then multiply the result by the number in     compare this 5% hypothetical example with
intended to help you understand your         the table under the heading entitled          the 5% hypothetical examples that appear
ongoing costs (in dollars) of investing      "Actual Expenses Paid During Period" to       in the shareholder reports of the other
in the fund and to compare these costs       estimate the expenses you paid on your        funds.
with ongoing costs of investing in other     account during this period.
mutual funds. The example is based on an                                                      Please note that the expenses shown in
investment of $1,000 invested at the         HYPOTHETICAL EXAMPLE FOR                      the table are meant to highlight your
beginning of the period and held for the     COMPARISON PURPOSES                           ongoing costs only. Therefore, the
entire period, May 1, 2004, to October                                                     hypothetical information is useful in
31, 2004.                                    The table below also provides information     comparing ongoing costs only, and will
                                             about hypothetical account values and         not help you determine the relative total
ACTUAL EXPENSES                              hypothetical expenses based on the fund's     costs of owning different funds.
                                             actual expense ratio and an assumed rate
The table below provides information         of return of 5% per year before expenses,
about actual account values and actual       which is not the fund's actual return.
expenses. You may use the information in     The hypothetical account values and
this table, together with the amount you     expenses may not be used to estimate the
invested, to                                 actual ending account

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $1,026.30            $4.02             $1,021.17             $4.01

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 2.63% for the Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio, 0.79% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         AGRO-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-95.48%

ADVERTISING-1.94%

Lamar Advertising Co.-Class A(a)(b)                350,000   $   14,497,000
---------------------------------------------------------------------------
Omnicom Group Inc.                                 300,000       23,670,000
===========================================================================
                                                                 38,167,000
===========================================================================

AIRLINES-0.80%

Southwest Airlines Co.                           1,000,000       15,770,000
===========================================================================

APPAREL RETAIL-3.93%

Aeropostale, Inc.(a)(c)                            475,000       14,986,250
---------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          500,000       11,230,000
---------------------------------------------------------------------------
Foot Locker, Inc.                                  500,000       12,200,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)                  490,800       15,254,064
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(c)        1,000,000       23,440,000
===========================================================================
                                                                 77,110,314
===========================================================================

APPLICATION SOFTWARE-4.15%

Amdocs Ltd. (United Kingdom)(a)                    625,000       15,718,750
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)(b)                         750,000       18,097,500
---------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                           450,000       17,779,500
---------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       425,000       18,457,750
---------------------------------------------------------------------------
Synopsys, Inc.(a)                                  700,000       11,368,000
===========================================================================
                                                                 81,421,500
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-5.61%

Affiliated Managers Group, Inc.(a)(b)              300,000       16,752,000
---------------------------------------------------------------------------
Investors Financial Services Corp.(b)            1,100,000       42,339,000
---------------------------------------------------------------------------
Legg Mason, Inc.(b)                                450,000       28,669,500
---------------------------------------------------------------------------
T. Rowe Price Group Inc.                           400,000       22,308,000
===========================================================================
                                                                110,068,500
===========================================================================

BIOTECHNOLOGY-2.79%

Amylin Pharmaceuticals, Inc.(a)(b)                 675,000       14,377,500
---------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                    235,000        9,973,400
---------------------------------------------------------------------------
Invitrogen Corp.(a)                                300,000       17,370,000
---------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)(b)                    200,000       12,996,000
===========================================================================
                                                                 54,716,900
===========================================================================

BROADCASTING & CABLE TV-2.09%

Radio One, Inc.-Class D(a)                       1,000,000       14,690,000
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)(b)        850,000       26,316,000
===========================================================================
                                                                 41,006,000
===========================================================================

BUILDING PRODUCTS-1.26%

American Standard Cos. Inc.(a)                     678,000       24,794,460
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.52%

ADTRAN, Inc.                                       239,400   $    5,171,040
---------------------------------------------------------------------------
Andrew Corp.(a)                                    925,000       12,931,500
---------------------------------------------------------------------------
Avaya Inc.(a)(b)                                 1,250,000       18,000,000
---------------------------------------------------------------------------
Avocent Corp.(a)                                   350,000       12,460,000
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)(b)                  1,500,000       30,960,000
---------------------------------------------------------------------------
Plantronics, Inc.                                  528,600       22,994,100
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   500,000       10,325,000
---------------------------------------------------------------------------
Tekelec(a)                                         682,500       15,233,400
===========================================================================
                                                                128,075,040
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.98%

Best Buy Co., Inc.                                 325,000       19,246,500
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

Joy Global Inc.                                    375,000       12,671,250
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.24%

Alliance Data Systems Corp.(a)(b)                1,000,000       42,280,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                  1,000,000       35,540,000
---------------------------------------------------------------------------
Paychex, Inc.(b)                                   750,000       24,595,500
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     1,500,000       39,735,000
===========================================================================
                                                                142,150,500
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.81%

Cintas Corp.(b)                                    750,000       32,355,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(c)             200,000       12,730,000
---------------------------------------------------------------------------
CoStar Group Inc.(a)                               250,000       10,092,500
===========================================================================
                                                                 55,177,500
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.47%

Cooper Industries, Ltd.-Class A (Bermuda)          225,000       14,377,500
---------------------------------------------------------------------------
EnerSys(a)                                       1,100,000       14,520,000
===========================================================================
                                                                 28,897,500
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.99%

Agilent Technologies, Inc.(a)(b)                   750,000       18,795,000
---------------------------------------------------------------------------
Littelfuse, Inc.(a)                                250,000        8,155,000
---------------------------------------------------------------------------
Tektronix, Inc.                                    400,000       12,132,000
===========================================================================
                                                                 39,082,000
===========================================================================

EMPLOYMENT SERVICES-2.23%

Robert Half International Inc.                   1,650,000       43,774,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.94%

Family Dollar Stores, Inc.(b)                      625,000   $   18,468,750
===========================================================================

HEALTH CARE EQUIPMENT-3.05%

Cytyc Corp.(a)                                     385,000       10,044,650
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)         600,000       34,416,000
---------------------------------------------------------------------------
PerkinElmer, Inc.                                  750,000       15,405,000
===========================================================================
                                                                 59,865,650
===========================================================================

HEALTH CARE FACILITIES-1.95%

Health Management Associates, Inc.-Class A(b)      500,000       10,330,000
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       350,000       11,347,000
---------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           500,000       16,515,000
===========================================================================
                                                                 38,192,000
===========================================================================

HEALTH CARE SERVICES-4.90%

Caremark Rx, Inc.(a)                             1,250,000       37,462,500
---------------------------------------------------------------------------
DaVita, Inc.(a)                                    600,000       17,772,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)(b)                        400,000       25,600,000
---------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    450,000       15,259,500
===========================================================================
                                                                 96,094,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.83%

Royal Caribbean Cruises Ltd. (Liberia)(b)          350,000       16,310,000
===========================================================================

INDUSTRIAL CONGLOMERATES-2.17%

Textron Inc.(c)                                    625,000       42,593,750
===========================================================================

INDUSTRIAL MACHINERY-1.28%

Danaher Corp.(b)                                   200,000       11,026,000
---------------------------------------------------------------------------
Eaton Corp.                                        221,000       14,132,950
===========================================================================
                                                                 25,158,950
===========================================================================

INVESTMENT BANKING & BROKERAGE-1.86%

Ameritrade Holding Corp.(a)                      1,000,000       13,020,000
---------------------------------------------------------------------------
Edwards (A.G.), Inc.(b)                            250,000        9,065,000
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      175,000       14,376,250
===========================================================================
                                                                 36,461,250
===========================================================================

IT CONSULTING & OTHER SERVICES-1.35%

Acxiom Corp.                                       600,000       15,000,000
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 188,800       11,511,136
===========================================================================
                                                                 26,511,136
===========================================================================

LEISURE PRODUCTS-0.72%

Brunswick Corp.                                    300,000       14,076,000
===========================================================================

MOVIES & ENTERTAINMENT-0.92%

Regal Entertainment Group-Class A(b)               912,200       18,161,902
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS DRILLING-0.59%

Patterson-UTI Energy, Inc.(c)                      600,000   $   11,538,000
===========================================================================

PAPER PRODUCTS-0.47%

Bowater Inc.                                       250,000        9,210,000
===========================================================================

PHARMACEUTICALS-4.21%

Allergan, Inc.                                      34,100        2,440,196
---------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       550,000       20,707,500
---------------------------------------------------------------------------
Eon Labs, Inc.(a)                                  354,939        8,735,049
---------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                     922,200       13,611,672
---------------------------------------------------------------------------
IVAX Corp.(a)(b)                                   937,500       16,968,750
---------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                400,000       10,668,000
---------------------------------------------------------------------------
Valeant Pharmaceuticals International              400,000        9,600,000
===========================================================================
                                                                 82,731,167
===========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.99%

CB Richard Ellis Group, Inc.-Class A(a)            750,000       19,425,000
===========================================================================

RESTAURANTS-3.69%

Brinker International, Inc.(a)(b)                  750,000       24,225,000
---------------------------------------------------------------------------
CBRL Group, Inc.                                   500,000       18,130,000
---------------------------------------------------------------------------
Ruby Tuesday, Inc.                                 675,000       16,672,500
---------------------------------------------------------------------------
Wendy's International, Inc.                        400,000       13,348,000
===========================================================================
                                                                 72,375,500
===========================================================================

SEMICONDUCTOR EQUIPMENT-3.10%

KLA-Tencor Corp.(a)(b)                             500,000       22,765,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                     1,000,000       25,910,000
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          350,000       12,113,500
===========================================================================
                                                                 60,788,500
===========================================================================

SEMICONDUCTORS-6.63%

Marvell Technology Group Ltd. (Bermuda)(a)(c)      375,000       10,713,750
---------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                           1,100,000       16,720,000
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          625,000       16,906,250
---------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)            1,500,000       17,730,000
---------------------------------------------------------------------------
Microchip Technology Inc.(b)                     1,000,000       30,250,000
---------------------------------------------------------------------------
Micron Technology, Inc.(a)(b)                    1,000,000       12,180,000
---------------------------------------------------------------------------
RF Micro Devices, Inc.(a)(b)                     1,525,000        9,927,750
---------------------------------------------------------------------------
Semtech Corp.(a)(b)                                750,000       15,660,000
===========================================================================
                                                                130,087,750
===========================================================================

SPECIALTY CHEMICALS-0.48%

Valspar Corp. (The)                                200,000        9,332,000
===========================================================================

SPECIALTY STORES-4.23%

Advance Auto Parts, Inc.(a)                         61,000        2,386,320
---------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          750,000       18,060,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Staples, Inc.(b)                                 1,000,000   $   29,740,000
---------------------------------------------------------------------------
Tiffany & Co.                                      500,000       14,665,000
---------------------------------------------------------------------------
Tractor Supply Co.(a)                              500,000       18,140,000
===========================================================================
                                                                 82,991,320
===========================================================================

TECHNOLOGY DISTRIBUTORS-1.26%

CDW Corp.                                          400,000       24,812,000
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.70%

New York Community Bancorp, Inc.(b)                750,000       13,770,000
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.87%

MSC Industrial Direct Co., Inc.-Class A            500,000       17,070,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

TRUCKING-1.83%

Sirva Inc.(a)                                    1,500,000   $   36,000,000
===========================================================================
    Total Common Stocks (Cost $1,607,325,016)                 1,874,154,089
===========================================================================
MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(d)                                      48,442,076       48,442,076
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     48,442,076       48,442,076
===========================================================================
    Total Money Market Funds (Cost
      $96,884,152)                                               96,884,152
===========================================================================
TOTAL INVESTMENTS-100.42%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $1,704,209,168)                                             1,971,038,241
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.03%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  127,900,554      127,900,554
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  127,900,554      127,900,554
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $255,801,108)                                       255,801,108
===========================================================================
TOTAL INVESTMENTS-113.45% (Cost
  $1,960,010,276)                                             2,226,839,349
===========================================================================
OTHER ASSETS LESS LIABILITIES-(13.45%)                         (263,934,602)
===========================================================================
NET ASSETS-100.00%                                           $1,962,904,747
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $1,607,325,016)*                            $1,874,154,089
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $352,685,260)                            352,685,260
============================================================
  Total investments (cost $1,960,010,276)      2,226,839,349
____________________________________________________________
============================================================
Cash                                                 990,624
------------------------------------------------------------
Receivables for:
  Investments sold                                45,624,834
------------------------------------------------------------
  Fund shares sold                                 1,096,985
------------------------------------------------------------
  Dividends                                          545,715
------------------------------------------------------------
  Premium options written                            402,609
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               152,955
------------------------------------------------------------
Other assets                                          31,627
============================================================
     Total assets                              2,275,684,698
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           50,838,522
------------------------------------------------------------
  Fund shares reacquired                           3,237,399
------------------------------------------------------------
  Options written, at market value (premiums
     received $830,758)                            1,000,960
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                289,833
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      255,801,108
------------------------------------------------------------
Accrued distribution fees                            586,155
------------------------------------------------------------
Accrued trustees' fees                                 2,700
------------------------------------------------------------
Accrued transfer agent fees                          820,724
------------------------------------------------------------
Accrued operating expenses                           202,550
============================================================
     Total liabilities                           312,779,951
============================================================
Net assets applicable to shares outstanding   $1,962,904,747
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,288,155,491
------------------------------------------------------------
Undistributed net investment income (loss)          (256,874)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (591,652,741)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                266,658,871
============================================================
                                              $1,962,904,747
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,640,288,448
____________________________________________________________
============================================================
Class B                                       $  248,424,615
____________________________________________________________
============================================================
Class C                                       $   71,229,207
____________________________________________________________
============================================================
Class R                                       $    2,834,226
____________________________________________________________
============================================================
Institutional Class                           $      128,251
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          170,545,391
____________________________________________________________
============================================================
Class B                                           27,157,561
____________________________________________________________
============================================================
Class C                                            7,787,511
____________________________________________________________
============================================================
Class R                                              296,658
____________________________________________________________
============================================================
Institutional Class                                   13,141
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.62
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.62 divided by
       94.50%)                                $        10.18
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         9.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         9.15
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         9.55
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         9.76
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $250,914,612 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,050)          $   8,323,244
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $631,176)*                           1,249,812
===========================================================================
    Total investment income                                       9,573,056
===========================================================================

EXPENSES:

Advisory fees                                                    14,026,309
---------------------------------------------------------------------------
Administrative services fees                                        476,287
---------------------------------------------------------------------------
Custodian fees                                                      216,364
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,656,901
---------------------------------------------------------------------------
  Class B                                                         2,595,972
---------------------------------------------------------------------------
  Class C                                                           763,418
---------------------------------------------------------------------------
  Class R                                                            11,194
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          7,320,608
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              106
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                               53,801
---------------------------------------------------------------------------
Other                                                             1,046,299
===========================================================================
    Total expenses                                               31,167,259
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      238,837
===========================================================================
    Net expenses                                                 30,928,422
===========================================================================
Net investment income (loss)                                    (21,355,366)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         455,938,443
---------------------------------------------------------------------------
  Option contracts written                                          261,654
===========================================================================
                                                                456,200,097
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (287,875,082)
---------------------------------------------------------------------------
  Option contracts written                                         (170,202)
===========================================================================
                                                               (288,045,284)
===========================================================================
Net gain from investment securities and option contracts        168,154,813
===========================================================================
Net increase in net assets resulting from operations          $ 146,799,447
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                     2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $  (21,355,366)   $  (22,556,283)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                      456,200,097        61,969,001
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    (288,045,284)      408,592,565
================================================================================================
    Net increase in net assets resulting from operations           146,799,447       448,005,283
================================================================================================
Share transactions-net:
  Class A                                                         (469,733,957)     (198,927,862)
------------------------------------------------------------------------------------------------
  Class B                                                          (28,990,427)      (13,011,938)
------------------------------------------------------------------------------------------------
  Class C                                                          (14,524,768)       (6,417,966)
------------------------------------------------------------------------------------------------
  Class R                                                            1,554,735           879,113
------------------------------------------------------------------------------------------------
  Institutional Class                                               (2,730,852)        1,928,983
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (514,425,269)     (215,549,670)
================================================================================================
    Net increase (decrease) in net assets                         (367,625,822)      232,455,613
================================================================================================

NET ASSETS:

  Beginning of year                                              2,330,530,569     2,098,074,956
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(256,874) and $(235,341) for 2004 and 2003,
    respectively)                                               $1,962,904,747    $2,330,530,569
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $12,113.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $187,437 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $476,287 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $7,320,608 for Class A, Class B, Class C and Class R shares and $106 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $4,656,901, $2,595,972, $763,418 and $11,194, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $227,703 in front-end sales commissions from the sale of Class A shares and $24,499, $28,619, $9,130 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $37,783,111     $  543,189,076    $  (532,530,111)       $   --        $48,442,076     $  311,874      $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           37,783,111        543,189,076       (532,530,111)           --         48,442,076        306,762          --
=================================================================================================================================
  Subtotal       $75,566,222     $1,086,378,152    $(1,065,060,222)       $   --        $96,884,152     $  618,636      $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                        UNREALIZED
                 MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME*      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $261,330,936    $  376,727,435    $  (510,157,817)       $   --        $127,900,554    $  318,715      $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          261,330,936        376,727,435       (510,157,817)           --        127,900,554        312,461          --
=================================================================================================================================
  Subtotal       $522,661,872    $  753,454,870    $(1,020,315,634)       $   --        $255,801,108    $  631,176      $   --
=================================================================================================================================
  Total          $598,228,094    $1,839,833,022    $(2,085,375,856)       $   --        $352,685,260    $1,249,812      $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $36,617,685 and $34,757,881, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $33,422 and credits in custodian fees of $5,865 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $39,287.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $12,315 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $250,914,612 were on loan to brokers. The loans were secured by cash collateral of $255,801,108 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $631,176 for securities lending transactions.

NOTE 9--OPTIONS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                        20,359       1,201,222
-------------------------------------------------------------------------------------
Closed                                                         (2,250)       (204,468)
-------------------------------------------------------------------------------------
Expired                                                        (2,000)       (165,996)
=====================================================================================
End of year                                                    16,109      $  830,758
_____________________________________________________________________________________
=====================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Aeropostale, Inc.                                 Dec-04       $35          863      $63,170     $   69,040       $  (5,870)
------------------------------------------------------------------------------------------------------------------------------
Corporate Executive Board Co. (The)               Dec-04       $65          476       79,490         80,920          (1,430)
------------------------------------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.                     Nov-04       $30        3,750      254,994        365,625        (110,631)
------------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.               Dec-04       $25        4,250      177,560        233,750         (56,190)
------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        Nov-04       $20        6,000      173,156        165,000           8,156
------------------------------------------------------------------------------------------------------------------------------
Textron Inc.                                      Dec-04       $70          770       82,388         86,625          (4,237)
==============================================================================================================================
                                                                         16,109      $830,758    $1,000,960       $(170,202)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS


DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                        $  263,785,561
----------------------------------------------------------------------------
Temporary book/tax differences                                      (256,874)
----------------------------------------------------------------------------
Capital loss carryforward                                       (588,779,431)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,288,155,491
============================================================================
Total net assets                                              $1,962,904,747
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(170,202).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $451,377,424 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
---------------------------------------------------------------------------------
October 31, 2009                                                  $125,040,407
---------------------------------------------------------------------------------
October 31, 2010                                                   463,739,024
=================================================================================
Total capital loss carryforward                                   $588,779,431
_________________________________________________________________________________
=================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $2,480,691,107 and $3,053,547,607, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $301,188,049
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (37,232,286)
==============================================================================
Net unrealized appreciation of investment securities             $263,955,763
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,962,883,586.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $21,333,833 and shares of beneficial interest decreased by $21,333,833. This reclassification had no effect on the net assets of the Fund.

NOTE 13 -- SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      19,503,343    $ 183,246,538     35,791,336    $ 277,895,468
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,785,031       24,931,760      4,508,173       33,128,293
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,454,243       13,022,624      2,072,120       15,430,661
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         233,461        2,175,865        162,296        1,283,289
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --        275,456        2,002,058
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         366,882        3,476,875        337,998        2,617,107
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (384,365)      (3,476,875)      (351,540)      (2,617,107)
==========================================================================================================================
Reacquired:
  Class A                                                     (69,860,562)    (656,457,370)   (62,095,032)    (479,440,437)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,651,768)     (50,445,312)    (5,947,043)     (43,523,124)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,075,625)     (27,547,392)    (2,982,429)     (21,848,627)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (66,756)        (621,130)       (51,154)        (404,176)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (272,069)      (2,730,852)        (9,111)         (73,075)
==========================================================================================================================
                                                              (54,968,185)   $(514,425,269)   (28,288,930)   $(215,549,670)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                                                                      AGGRESSIVE
GROWTH FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2004                 2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     8.99           $     7.30       $     8.68       $    18.41       $    13.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.08)(a)            (0.07)(a)        (0.09)(a)        (0.09)(a)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.71                 1.76            (1.29)           (6.34)           11.08
=================================================================================================================================
    Total from investment operations                 0.63                 1.69            (1.38)           (6.43)           10.95
=================================================================================================================================
Less distributions from net realized gains             --                   --               --            (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period                 $     9.62           $     8.99       $     7.30       $     8.68       $    18.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.01%               23.15%          (15.90)%         (40.51)%          47.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,640,288           $1,983,600       $1,798,318       $2,516,407       $4,444,515
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              1.29%(c)(d)          1.30%            1.32%            1.17%            1.04%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.86)%(c)           (0.96)%          (1.00)%          (0.79)%          (0.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               115%                  78%              68%              89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,862,760,352.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.30%.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.62         $   7.04    $   8.45    $  18.12    $  13.81
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.13)(a)    (0.15)(a)    (0.17)(a)    (0.29)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.67             1.71       (1.26)      (6.20)      11.04
===========================================================================================================================
    Total from investment operations                              0.53             1.58       (1.41)      (6.37)      10.75
===========================================================================================================================
Less distributions from net realized gains                          --               --          --       (3.30)      (6.44)
===========================================================================================================================
Net asset value, end of period                                $   9.15         $   8.62    $   7.04    $   8.45    $  18.12
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   6.15%           22.44%     (16.69)%    (40.90)%     46.29%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $248,425         $262,098    $226,806    $294,303    $374,010
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)(d)      2.05%       2.07%       1.94%       1.86%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.61)%(c)       (1.71)%     (1.75)%     (1.55)%     (1.59)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            115%              78%         68%         89%         79%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $259,597,199.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                        2004              2003            2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.62           $  7.04         $  8.45         $ 18.11         $  13.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.14)(a)         (0.13)(a)       (0.15)(a)       (0.17)(a)        (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.67              1.71           (1.26)          (6.19)           11.03
=================================================================================================================================
    Total from investment operations                      0.53              1.58           (1.41)          (6.36)           10.74
=================================================================================================================================
Less distributions from net realized gains                  --                --              --           (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period                         $  9.15           $  8.62         $  7.04         $  8.45         $  18.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           6.15%            22.44%         (16.69)%        (40.86)%          46.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $71,229           $81,079         $72,676         $96,640         $120,591
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.04%(c)(d)       2.05%           2.07%           1.94%            1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.61)%(c)        (1.71)%         (1.75)%         (1.55)%          (1.59)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    115%               78%             68%             89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $76,341,843.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                  CLASS R
                                                              -----------------------------------------------
                                                                    YEAR ENDED                 JUNE 3, 2002
                                                                    OCTOBER 31,                (DATE SALES
                                                              -----------------------         COMMENCED) TO
                                                               2004             2003         OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.96           $ 7.29            $  8.89
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)        (0.10)(a)          (0.04)(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.69             1.77              (1.56)
=============================================================================================================
    Total from investment operations                            0.59             1.67              (1.60)
=============================================================================================================
Net asset value, end of period                                $ 9.55           $ 8.96            $  7.29
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                 6.58%           22.91%            (18.00)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,834           $1,164            $   137
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets                         1.54%(c)(d)      1.55%              1.62%(e)
=============================================================================================================
Ratio of net investment income (loss) to average net assets    (1.11)%(c)       (1.21)%            (1.30)%(e)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(f)                                       115%              78%                68%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,238,723.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                                                --------------------------------------------
                                                                     YEAR ENDED             MARCH 15, 2002
                                                                     OCTOBER 31,              (DATE SALES
                                                                ---------------------        COMMENCED) TO
                                                                 2004           2003       OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.08          $7.32            $  9.53
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)      (0.03)(a)          (0.02)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71           1.79              (2.19)
============================================================================================================
    Total from investment operations                             0.68           1.76              (2.21)
============================================================================================================
Net asset value, end of period                                  $9.76          $9.08            $  7.32
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  7.49%         24.04%            (23.19)%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 128          $2,589           $   138
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                          0.72%(c)(d)    0.71%              0.81%(e)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(c)     (0.37)%            (0.49)%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                        115%            78%                68%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,271,385.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.73%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP
Suite 100                    11 Greenway Plaza         11 Greenway Plaza         5 Houston Center
Houston, TX 77046-1173       Suite 100                 Suite 100                 1401 McKinney
                             Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200
                                                                                 Houston, TX 77010-4035
COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP             Inc.                      Trust Company
1735 Market Street           919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599  New York, NY 10022-3852   Houston, TX 77210-4739    Boston, MA 02110-2801

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                             SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                    AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  AGRO-AR-1           A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                              AIM BLUE CHIP FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Standard & Poor's             The fund files its complete schedule of
                                             Composite Index of 500 Stocks (the S&P        portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      500--Registered Trademark-- Index) is an      and Exchange Commission (SEC) for the
not available as an investment for           index of common stocks frequently used        1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      as a general measure of U.S. stock            on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          market performance.                           are available on the SEC's Web site at
Code, including 401(k) plans, money                                                        http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o The fund is not managed to track the        Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      performance of any particular index,          the SEC's Public Reference Room at 450
accounts invested in Class B shares will     including the indexes defined here, and       Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               consequently, the performance of the          20549-0102. You can obtain information
additional purchases.                        fund may deviate significantly from the       on the operation of the Public Reference
                                             performance of the index.                     Room, including information about
o Investor Class shares are closed to                                                      duplicating fee charges, by calling
most investors. For more information on      o A direct investment cannot be made in       1-202-942-8090 or by electronic request
who may continue to invest in the            an index. Unless otherwise indicated,         at the following e-mail address:
Investor Class shares, please see the        index results include reinvested              publicinfo@sec.gov. The SEC file numbers
prospectus.                                  dividends, and they do not reflect sales      for the fund are 811-1424 and 2-25469.
                                             charges. Performance of an index of           The fund's most recent portfolio
o Class R shares are available only to       funds reflects fund expenses;                 holdings, as filed on Form N-Q, are also
certain retirement plans. Please see the     performance of a market index does not.       available at AIMinvestments.com.
prospectus for more information.
                                             OTHER INFORMATION                             A description of the policies and
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   procedures that the fund uses to
                                             o The Conference Board is a                   determine how to vote proxies relating
o International investing presents           not-for-profit organization that              to portfolio securities is available
certain risks not associated with            conducts research and publishes               without charge, upon request, from our
investing solely in the United States.       information and analysis to help              Client Services department at
These include risks relating to              businesses strengthen their performance.      800-959-4246 or on the AIM Web site,
fluctuations in the value of the U.S.                                                      AIMinvestments.com. Scroll down on the
dollar relative to the values of other       o The returns shown in the Management's       home page and click on AIM Funds Proxy
currencies, the custody arrangements         Discussion of Fund Performance are based      Voting Policies. The information is also
made for the fund's foreign holdings,        on net asset values calculated for            available on the Securities and Exchange
differences in accounting, political         shareholder transactions. Generally           Commission's Web site, sec.gov.
risks and the lesser degree of public        accepted accounting principles require
information required to be provided by       adjustments to be made to the net assets      Information about how the fund voted
non-U.S. companies. The fund may invest      of the fund at period end for financial       proxies related to its portfolio
up to 25% of its assets in the               reporting purposes, and as such, the net      securities during the 12 months ended
securities of non-U.S. issuers.              asset values for shareholder                  6/30/04 is available at our Web site. Go
                                             transactions and the returns based on         to AIMinvestments.com, click on About
ABOUT INDEXES USED IN THIS REPORT            those net asset values may differ from        Us, then on Required Notices and then
                                             the net asset values and returns              select your fund from the drop-down
o The unmanaged Lipper Large-Cap Core        reported in the Financial Highlights.         menu.
Fund Index represents an average of the
performance of the 30 largest                o Industry classifications used in this
large-capitalization core equity funds       report are generally according to the
tracked by Lipper, Inc., an independent      Global Industry Classification Standard,
mutual fund performance monitor.             which was developed by and is the
                                             exclusive property and a service mark of
o The unmanaged MSCI World Index is a        Morgan Stanley Capital International
group of global securities tracked by        Inc. and Standard & Poor's.
Morgan Stanley Capital International.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON
-----------------------------------          -----------------------------------
Robert H. Graham                             Mark H. Williamson
Chairman, AIM Investments                    CEO & President, AIM Investments
President & Vice Chairman, AIM Funds         Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered  service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CONTINUED TO OFFER BROAD                                                            two-year high in July, before declining
DIVERSIFICATION                                                                          in August, September and October. The
                                                                                         organization also reported that its
For the fiscal year ended October 31,        included expansion of gross domestic        index of leading economic indicators
2004, AIM Blue Chip Fund Class A shares      product (GDP), the broadest measure of      declined in October 2004, its fifth
returned 2.34% at net asset value (NAV).     overall economic activity. While            consecutive monthly decline.
PERFORMANCE SHOWN AT NAV DOES NOT            remaining positive, GDP growth tapered
INCLUDE FRONT-END SALES CHARGES, WHICH       off somewhat from an annualized rate of     YOUR FUND
WOULD HAVE REDUCED THE PERFORMANCE. The      4.2% in the fourth quarter of 2003 to a
fund underperformed the S&P 500 Index,       more modest 3.9% in the third quarter of    The fund's investment strategy continued
which returned 9.41%. The fund's peer        2004.                                       to be built on a combination of risk
group index, the Lipper Large-Cap Core                                                   control from broad diversification and
Fund Index, returned 6.92%. (Fiscal year        Generally positive economic              investment flexibility from active stock
returns for all of the fund's share          developments prompted the U.S. Federal      selection. Our bottom-up stock selection
classes appear in the table on page 3.)      Reserve (the Fed) to raise its federal      approach blends growth and
                                             funds target rate from a decades-low        growth-at-a-reasonable-price strategies;
   The fund underperformed its two           1.00%, where it stood at the beginning      we follow earnings fundamentals and
benchmark indexes largely because its        of the fiscal year, to 1.75% by the         relative values to identify
investment strategy tended to give it a      fiscal year's close. In its anecdotal       market-leading companies from all market
relatively higher growth and larger          report on the economy released in late      sectors.
market-capitalization profile than that      October 2004, the Fed said economic
of its indexes. For the fiscal year,         activity continued to expand in                For the fiscal year, the fund's broad
large-cap stocks generally                   September and early October. The Fed        diversification across all market
underperformed small- and mid-cap            said that higher energy costs were          sectors provided some exposure to
equities, and growth stocks generally        constraining consumer and business          better-performing sectors, including
underperformed value stocks. Also,           spending; that capital spending and         energy, materials and industrials. But
managers' emphasis on quality                hiring were rising modestly; and that       its focus on quality market-leading
market-leading companies meant that the      residential real estate activity            companies with above-average growth
fund failed to benefit from the              remained robust, but non-residential        rates was not beneficial during the
sometimes significant appreciation           activity remained relatively weak.          year, as many quality large-cap growth
realized by stocks of deep cyclical                                                      companies in sectors such as information
and/or more speculative companies.              This generally positive economic news    technology, health care and financials
                                             was offset somewhat by geopolitical         underperformed the S&P 500 Index.
MARKET CONDITIONS                            uncertainty and terrorism concerns, as
                                             well as soaring oil prices. In                 The fund's overweight position in
The U.S. economy showed signs of             mid-October, Fed Chairman Alan Greenspan    information technology stocks relative
strength during the fiscal year ended        said that "so far this year, the rise in    to the S&P 500 Index hindered fund
October 31, 2004. Economic news was          the value of imported oil--essentially a    performance, as these stocks as a group
generally positive, and it                   tax on U.S. residents--has amounted to      performed poorly during the year, and
                                             about 3/4 [of one] percent of GDP." The     some of the fund's holdings in the
                                             Conference Board reported that consumer     sector lagged those of the index. Energy
                                             sentiment hit a                             stocks were generally strong

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*

By sector
                                              1. ExxonMobil Corp.                3.5%      1. Pharmaceuticals                 7.3%
               [PIE CHART]
                                              2. Microsoft Corp.                 3.4       2. Systems Software                6.1
Consumer Discretionary             11.7%
                                              3. Citigroup Inc.                  3.2       3. Industrial Conglomerates        6.0
Consumer Staples                    9.9%
                                              4. General Electric Co.            3.2       4. Other Diversified Financial
Energy                              4.9%                                                      Services                        5.3
                                              5. Pfizer Inc.                     2.8
Materials                           2.3%                                                   5. Semiconductors                  3.9
                                              6. Wal-Mart Stores, Inc.           2.6
Telecommunication Services          1.8%                                                   6. Hypermarkets & Super Centers    3.5
                                              7. Cisco Systems, Inc.             2.3
Utilities                           1.6%                                                   7. Integrated Oil & Gas            3.5
                                              8. Johnson & Johnson               2.3
Money Market Funds Plus Other                                                              8. Investment Banking & Brokerage  3.3
Assets Less Liabilities             0.8%      9. Tyco International Ltd.
                                                 (Bermuda)                       2.1       9. Computer Hardware               3.3
Information Technology             20.2%
                                             10. JPMorgan Chase & Co.            2.1      10. Communications Equipment        2.9
Financials                         17.7%

Industrials                        15.4%

Health Care                        13.7%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

performers for the year, and while most      energy demand--may continue to benefit       The views and opinions expressed in
of the fund's holdings in the sector         the company.                                 Management's Discussion of Fund
enjoyed double-digit price returns, the                                                   Performance are those of A I M Advisors,
fund's underweight position in the              Intel was a market-leading company        Inc. These views and opinions are
sector hurt its relative performance.        whose stock hindered fund performance.       subject to change at any time based on
                                             Intel, the world's largest chip maker,       factors such as market and economic
   The fund was underweight in the           announced in September that its              conditions. These views and opinions may
relatively underperforming financials        quarterly sales and earnings would fall      not be relied upon as investment advice
sector, but our emphasis on large-cap        short of expectations due to                 or recommendations, or as an offer for a
diversified financial companies hindered     weaker-than-anticipated demand. The          particular security. The information is
performance, as many of these companies      company continued to grow its revenues       not a complete analysis of every aspect
derive revenue from equity trading           and earnings, albeit at a somewhat           of any market, country, industry,
volume, initial public offering activity     slower pace than previously forecast. We     security or the Fund. Statements of fact
and merger and acquisition activity--all     continued to hold the stock at the close     are from sources considered reliable,
of which remained somewhat subdued           of the fiscal year because we remained       but A I M Advisors, Inc. makes no
during the year due to economic and          confident in its long-term potential.        representation or warranty as to their
geopolitical uncertainty.                                                                 completeness or accuracy. Although
                                                At fiscal year end, our positioning       historical performance is no guarantee
   The fund benefited from its               was in line with our belief that the         of future results, these insights may
overweight exposure to the                   economy was poised for continued growth.     help you understand our investment
strong-performing industrials sector, in     We were overweight relative to our index     management philosophy.
which many holdings, including General       in the information technology and
Electric, aided performance. Also, while     industrials sectors, equally weighted in           See important fund and index
about equally weighted, the fund's           the health care and consumer sectors,             disclosures inside front cover.
returns in the health care sector            and underweight in the energy,
exceeded those of its index, as holdings     financials, materials,                                        KIRK L. ANDERSON
such as Johnson & Johnson outperformed       telecommunications services and                               Mr. Anderson is a
the average stock in the sector.             utilities sectors.                               [ANDERSON    portfolio manager of
                                                                                               PHOTO]      AIM Blue Chip Fund. He
   ExxonMobil was another market-leading     IN CLOSING                                                    joined AIM in 1994 and
company whose stock helped fund                                                                            assumed his current
performance. The company explores for        During the fiscal year, we continued to      position in 2003. Mr. Anderson earned a
and produces crude oil and natural gas;      seek out a diversified collection of         B.A. in political science from Texas A&M
it also manufactures, transports and         stocks of large, established companies       University and an M.S. in finance from
markets petroleum products around the        considered to be market leaders in their     the  University of Houston.
globe. Rising oil and natural gas prices     respective sectors, as we believed that
have contributed to record earnings for      over the long term, the market will                           MONIKA H. DEGAN
the company. We held the stock at the        recognize quality companies that can                          Ms. Degan, Chartered
end of the fiscal year because we            demonstrate consistent, sustainable,              [DEGAN      Financial Analyst, is
expected a strengthening world               above-average growth with premium                 PHOTO]      the lead manager of AIM
economy--and rising                          valuations. We have confidence in our                         Blue Chip Fund. Ms.
                                             investment process and strategy, and we                       Degan, who has been in
                                             appreciate your continued participation      the investment business since 1991,
                                             in the fund.                                 joined AIM in 1995 as an investment
                                                                                          officer and portfolio analyst for equity
                                                                                          securities and was promoted to her
                                                                                          current position in 1997. She received a
                                                                                          B.B.A. in finance and an M.B.A. in
                                                                                          finance and international business, both
                                                                                          from the University of Houston.

                                                                                          Assisted by the Large Cap Growth Team
========================================     ========================================
FUND VS. INDEXES
                                             TOTAL NET ASSETS           $2.6 billion
TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF       TOTAL NUMBER OF HOLDINGS*            90
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.                              ========================================

CLASS A SHARES                     2.34%

CLASS B SHARES                     1.76

CLASS C SHARES                     1.76

CLASS R SHARES                     2.35

INVESTOR CLASS SHARES              2.53

S&P 500 INDEX (BROAD MARKET
INDEX/STYLE-SPECIFIC INDEX)        9.41

LIPPER LARGE-CAP CORE FUND INDEX
(PEER GROUP INDEX)                 6.92

Source: Lipper, Inc.
========================================                                                         [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,       costs of investing in the fund and other
                                             to estimate the expenses that you paid       funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your          hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an     hypothetical examples that appear in the
costs, which may include sales charges       $8,600 account value divided by $1,000 =     shareholder reports of the other funds.
(loads) on purchase payments; contingent     8.6), then multiply the result by the
deferred sales charges on redemptions;       number in the table under the heading           Please note that the expenses shown
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During        in the table are meant to highlight your
ongoing costs, including management          Period" to estimate the expenses you         ongoing costs only and do not reflect
fees; distribution and/or service fees       paid on your account during this period.     any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                    charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON          contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                     redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                  any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides                information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account       ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based       you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and       of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year     if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's     included, your costs would have been
                                             actual return. The hypothetical account      higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in     compare the ongoing
this table,
====================================================================================================================================

                                                               ACTUAL                                    HYPOTHETICAL
                                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT              EXPENSES         ENDING ACCOUNT               EXPENSES
                         VALUE                    VALUE                 PAID DURING            VALUE                  PAID DURING
                        (5/1/04)              (10/31/04)(1)              PERIOD(2)          (10/31/04)                 PERIOD(2)
Class A                $1,000.00                 $997.30                  $ 7.48             $1,017.65                   $ 7.56
Class B                 1,000.00                  994.30                   10.73              1,014.38                    10.84
Class C                 1,000.00                  994.30                   10.73              1,014.38                    10.84
Class R                 1,000.00                  996.30                    8.23              1,016.89                     8.31
Investor                1,000.00                  997.30                    6.98              1,018.15                     7.05

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -0.27%, -0.57%, -0.57%, -0.37% and -0.27% for Class A, B, C, R and Investor Class shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.49%, 2.14%, 2.14%, 1.64% and 1.39% for Class A, B, C, R and
Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                               [ARROW
                                                                                               BUTTON     For More Information Visit
                                                                                               IMAGE]         AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   10/31/94-10/31/04

   Your fund's total return includes                                      [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                           AIM BLUE CHIP FUND        LIPPER LARGE-CAP        S&P 500
management fees. Index results include       DATE            CLASS A SHARES          CORE FUND INDEX          INDEX
reinvested dividends, but they do not
reflect sales charges. Performance of an     10/31/1994         $ 9450                    $10000             $10000
index of funds reflects fund expenses        1/95                 9589                      9909              10032
and management fees; performance of a        4/95                10509                     10736              11046
market index does not. Performance shown     7/95                11360                     11761              12142
in the chart does not reflect deduction      10/95               11696                     12163              12641
of taxes a shareholder would pay on fund     1/96                12537                     13207              13907
distributions or sale of fund shares.        4/96                13289                     13686              14380
Performance of the indexes does not          7/96                13213                     13408              14152
reflect the effects of taxes.                10/96               14721                     14710              15685
                                             1/97                16131                     16216              17568
   In evaluating this chart, please note     4/97                16305                     16361              17992
that the chart uses a logarithmic scale      7/97                19735                     19537              21527
along the vertical axis (the value           10/97               19093                     18896              20720
scale). This means that each scale           1/98                20364                     20064              22294
increment always represents the same         4/98                23167                     22777              25381
percent change in price; in a linear         7/98                23502                     23263              25683
chart each scale increment always            10/98               22789                     22322              25280
represents the same absolute change in       1/99                27249                     26101              29541
price. In this example, the scale            4/99                27881                     27018              30921
increment between $5,000 and $10,000 is      7/99                27963                     26954              30872
the same as that between $10,000 and         10/99               29399                     27546              31768
$20,000. In a linear chart, the latter       1/00                31880                     28882              32596
scale increment would be twice as large.     4/00                33727                     30359              34050
The benefit of using a logarithmic scale     7/00                33873                     30190              33640
is that it better illustrates                10/00               32811                     30201              33699
performance during the early years           1/01                30517                     28671              32303
before reinvested distributions and          4/01                26380                     26261              29636
compounding create the potential for the     7/01                24481                     25335              28822
original investment to grow to very          10/01               21290                     22553              25312
large numbers. Had the chart used a          1/02                22579                     23920              27091
linear scale along its vertical axis,        4/02                20985                     23047              25897
you would not be able to see as clearly      7/02                17797                     19717              22015
the movements in the value of the fund       10/02               17492                     19343              21490
and the indexes during the fund's early      1/03                16486                     18640              20858
years. We use a logarithmic scale in         4/03                17946                     19914              22451
financial reports of funds that have         7/03                19274                     21418              24357
more than five years of performance          10/03               20280                     22605              25958
history.                                     1/04                21476                     24228              28064
                                             4/04                20811                     23755              27585
AVERAGE ANNUAL TOTAL RETURNS                 7/04                20451                     23561              27563
As of 10/31/04, including applicable         10/04              $20765                    $24169             $28401
sales charges                                                                                  Source: Lipper, Inc.

CLASS A SHARES                               In addition to returns as of the close          Class R shares' inception date is
10 Years                          7.58       of the fiscal year, industry regulations     6/3/02. Returns since that date are
 5 Years                         -7.77       require us to provide average annual         historical returns. All other returns
 1 Year                          -3.27       total returns as of 9/30/04, the most        are blended returns of historical
                                             recent calendar quarter-end.                 Class R share performance and restated
CLASS B SHARES                                                                            Class A share performance (for periods
Inception (10/1/96)               3.87%      AVERAGE ANNUAL TOTAL RETURNS                 prior to the inception date of Class R
 5 Years                         -7.70       As of 9/30/04, including applicable          shares) at net asset value, adjusted
 1 Year                          -3.24       sales charges                                to reflect the higher Rule 12b-1 fees
                                                                                          applicable to Class R shares.
CLASS C SHARES                               CLASS A SHARES
Inception (8/4/97)                0.08%      10 Years                          7.70          The performance data quoted represent
 5 Years                         -7.32        5 Years                         -6.75       past performance and cannot guarantee
 1 Year                           0.76        1 Year                           0.46       comparable future results; current
                                                                                          performance may be lower or higher.
CLASS R SHARES                               CLASS B SHARES                               Please visit AIMinvestments.com for the
10 Years                          8.04%      Inception (10/1/96)               3.75%      most recent month-end performance.
 5 Years                         -6.85        5 Years                         -6.69       Performance figures reflect reinvested
 1 Year                           2.35        1 Year                           0.66       distributions, changes in net asset
                                                                                          value and the effect of the maximum
INVESTOR CLASS SHARES                        CLASS C SHARES                               sales charge unless otherwise stated.
10 Years                          8.21%      Inception (8/4/97)               -0.09%      Investment return and principal value
 5 Years                         -6.69        5 Years                         -6.31       will fluctuate so that you may have a
 1 Year                           2.53        1 Year                           4.66       gain or loss when you sell shares.

                                             CLASS R SHARES                                  Class A share performance reflects
                                             10 Years                          8.16%      the maximum 4.75% sales charge, and
                                              5 Years                         -5.82       Class B and Class C share performance
                                              1 Year                           6.11       reflects the applicable contingent
                                                                                          deferred sales charge (CDSC) for the
                                             INVESTOR CLASS SHARES                        period involved. The CDSC on Class B
                                             10 Years                          8.33%      shares declines from 5% beginning at the
                                              5 Years                         -5.66       time of purchase to 0% at the beginning
                                              1 Year                           6.50       of the seventh year. The CDSC on Class C
                                                                                          shares is 1% for the first year after
                                             Investor Class shares' inception date is     purchase. Class R shares do not have a
                                             9/30/03. Returns since that date are         front-end sales charge; returns shown
                                             historical returns. All other returns        are at net asset value and do not reflect
                                             are blended returns of historical            a 0.75% CDSC that may be imposed on a
                                             Investor Class share performance and         total redemption of retirement plan
                                             restated Class A share performance (for      assets within the first year. The
                                             periods prior to the inception date of       performance of the fund's share classes
                                             Investor Class shares) at net asset          will differ due to different sales charge
                                             value and reflect the higher Rule 12b-1      structures and class expenses.
                                             fees applicable to Class A shares.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM BLUE CHIP FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (3/15/02)                -3.19%     shown. All returns assume reinvestment of
shareholders with a performance overview       1 Year                            3.05      distributions at net asset value.
specific to their holdings. Institutional                                                  Investment return and principal value
Class shares are offered exclusively to      =========================================     will fluctuate so your shares, when
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                  redeemed, may be worth more or less than
defined contribution plans that meet         For periods ended 9/30/04                     their original cost. See full report for
certain criteria.                            Inception (3/15/02)                -3.80%     information on comparative benchmarks.
                                               1 Year                            7.01      Please consult your fund prospectus for
                                                                                           more information. For the most current
                                             =========================================     month-end performance, please call
                                                                                           800-451-4246 or visit AIMinvestments.com.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         BCH-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      period. You may use this information to
                                             by $1,000 (for example, an $8,600 account     compare the ongoing costs of investing in
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          the fund and other funds. To do so,
ongoing costs, including management fees;    multiply the result by the number in the      compare this 5% hypothetical example with
and other fund expenses. This example is     table under the heading entitled "Actual      the 5% hypothetical examples that appear
intended to help you understand your         Expenses Paid During Period" to estimate      in the shareholder reports of the other
ongoing costs (in dollars) of investing      the expenses you paid on your account         funds.
in the fund and to compare these costs       during this period.
with ongoing costs of investing in other                                                      Please note that the expenses shown in
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      the table are meant to highlight your
investment of $1,000 invested at the         COMPARISON PURPOSES                           ongoing costs only. Therefore, the
beginning of the period and held for the                                                   hypothetical information is useful in
entire period, May 1, 2004, to October       The table below also provides information     comparing ongoing costs only, and will
31, 2004.                                    about hypothetical account values and         not help you determine the relative total
                                             hypothetical expenses based on the fund's     costs of owning different funds.
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00           $1,000.90             $3.72            $1,021.42              $3.76

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 0.09% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 0.74% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         BCH-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.17%

AEROSPACE & DEFENSE-2.17%

Honeywell International Inc.                      700,000   $   23,576,000
--------------------------------------------------------------------------
United Technologies Corp.                         350,000       32,487,000
==========================================================================
                                                                56,063,000
==========================================================================

AIR FREIGHT & LOGISTICS-1.01%

United Parcel Service, Inc.-Class B               330,000       26,129,400
==========================================================================

ALUMINUM-0.71%

Alcoa Inc.                                        567,200       18,434,000
==========================================================================

APPAREL RETAIL-0.70%

Gap, Inc. (The)                                   900,000       17,982,000
==========================================================================

BIOTECHNOLOGY-2.09%

Amgen Inc.(a)                                     570,000       32,376,000
--------------------------------------------------------------------------
Genentech, Inc.(a)(b)                             475,000       21,626,750
==========================================================================
                                                                54,002,750
==========================================================================

BUILDING PRODUCTS-0.90%

Masco Corp.                                       675,000       23,125,500
==========================================================================

COMMUNICATIONS EQUIPMENT-2.91%

Cisco Systems, Inc.(a)                          3,100,000       59,551,000
--------------------------------------------------------------------------
Motorola, Inc.                                    900,000       15,534,000
==========================================================================
                                                                75,085,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.88%

Best Buy Co., Inc.(b)                             385,000       22,799,700
==========================================================================

COMPUTER HARDWARE-3.26%

Dell Inc.(a)                                    1,375,000       48,207,500
--------------------------------------------------------------------------
International Business Machines Corp.             400,000       35,900,000
==========================================================================
                                                                84,107,500
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.87%

EMC Corp.(a)                                    1,750,000       22,522,500
==========================================================================

CONSUMER FINANCE-2.54%

American Express Co.                              635,000       33,699,450
--------------------------------------------------------------------------
MBNA Corp.                                        550,000       14,096,500
--------------------------------------------------------------------------
SLM Corp.                                         390,000       17,651,400
==========================================================================
                                                                65,447,350
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.65%

Automatic Data Processing, Inc.                   527,300       22,879,547
--------------------------------------------------------------------------
First Data Corp.                                  475,000       19,608,000
==========================================================================
                                                                42,487,547
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DEPARTMENT STORES-0.64%

J.C. Penney Co., Inc.                             475,000   $   16,430,250
==========================================================================

DIVERSIFIED BANKS-2.52%

Bank of America Corp.                             850,000       38,071,500
--------------------------------------------------------------------------
Wells Fargo & Co.                                 450,000       26,874,000
==========================================================================
                                                                64,945,500
==========================================================================

DIVERSIFIED CHEMICALS-0.96%

Dow Chemical Co. (The)                            550,000       24,717,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.65%

Apollo Group, Inc.-Class A(a)                     300,000       19,800,000
--------------------------------------------------------------------------
Cendant Corp.                                   1,100,000       22,649,000
==========================================================================
                                                                42,449,000
==========================================================================

ELECTRIC UTILITIES-1.01%

FPL Group, Inc.                                   275,000       18,947,500
--------------------------------------------------------------------------
Southern Co. (The)                                225,000        7,107,750
==========================================================================
                                                                26,055,250
==========================================================================

ENVIRONMENTAL SERVICES-0.80%

Waste Management, Inc.                            725,000       20,648,000
==========================================================================

FOOD DISTRIBUTORS-0.69%

Sysco Corp.                                       550,000       17,748,500
==========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                                325,000       26,425,750
==========================================================================

GENERAL MERCHANDISE STORES-0.85%

Target Corp.                                      440,000       22,008,800
==========================================================================

HEALTH CARE EQUIPMENT-2.81%

Medtronic, Inc.                                   650,000       33,221,500
--------------------------------------------------------------------------
Waters Corp.(a)                                   375,000       15,483,750
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          305,000       23,664,950
==========================================================================
                                                                72,370,200
==========================================================================

HOME IMPROVEMENT RETAIL-1.91%

Home Depot, Inc. (The)                          1,200,000       49,296,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.51%

Carnival Corp. (Panama)(b)                        425,000       21,488,000
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         365,000       17,421,450
==========================================================================
                                                                38,909,450
==========================================================================

HOUSEHOLD PRODUCTS-2.77%

Colgate-Palmolive Co.                             450,000       20,079,000
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                      1,005,000       51,435,900
==========================================================================
                                                                71,514,900
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                              200,000   $   14,564,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-3.54%

Costco Wholesale Corp.(b)                         525,000       25,168,500
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           1,225,000       66,052,000
==========================================================================
                                                                91,220,500
==========================================================================

INDUSTRIAL CONGLOMERATES-6.01%

3M Co.                                            250,000       19,392,500
--------------------------------------------------------------------------
General Electric Co.                            2,405,000       82,058,600
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,720,000       53,578,000
==========================================================================
                                                               155,029,100
==========================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                    315,000       16,751,700
==========================================================================

INDUSTRIAL MACHINERY-2.05%

Danaher Corp.(b)                                  580,000       31,975,400
--------------------------------------------------------------------------
Eaton Corp.                                       325,000       20,783,750
==========================================================================
                                                                52,759,150
==========================================================================

INTEGRATED OIL & GAS-3.47%

Exxon Mobil Corp.                               1,820,000       89,580,400
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.98%

SBC Communications Inc.                         1,005,000       25,386,300
==========================================================================

INTERNET RETAIL-0.76%

eBay Inc.(a)                                      200,000       19,522,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.34%

Goldman Sachs Group, Inc. (The)                   315,000       30,989,700
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         550,000       29,667,000
--------------------------------------------------------------------------
Morgan Stanley                                    500,000       25,545,000
==========================================================================
                                                                86,201,700
==========================================================================

IT CONSULTING & OTHER SERVICES-0.52%

Accenture Ltd.-Class A (Bermuda)(a)               550,000       13,315,500
==========================================================================

MANAGED HEALTH CARE-1.47%

UnitedHealth Group Inc.                           525,000       38,010,000
==========================================================================

MOVIES & ENTERTAINMENT-0.92%

Viacom Inc.-Class B                               650,000       23,718,500
==========================================================================

MULTI-LINE INSURANCE-1.77%

American International Group, Inc.                750,000       45,532,500
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

Dominion Resources, Inc.                          245,000       15,758,400
==========================================================================

OIL & GAS DRILLING-0.41%

ENSCO International Inc.                          350,000       10,692,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.00%

Schlumberger Ltd. (Netherlands)                   410,000   $   25,805,400
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.28%

Citigroup Inc.                                  1,875,000       83,193,750
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            1,370,000       52,882,000
==========================================================================
                                                               136,075,750
==========================================================================

PERSONAL PRODUCTS-2.07%

Avon Products, Inc.                               625,000       24,718,750
--------------------------------------------------------------------------
Gillette Co. (The)                                690,000       28,621,200
==========================================================================
                                                                53,339,950
==========================================================================

PHARMACEUTICALS-7.28%

Allergan, Inc.(b)                                 230,000       16,458,800
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      250,000       11,150,000
--------------------------------------------------------------------------
Johnson & Johnson                               1,000,000       58,380,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 290,000       15,923,900
--------------------------------------------------------------------------
Pfizer Inc.                                     2,450,000       70,927,500
--------------------------------------------------------------------------
Wyeth                                             375,000       14,868,750
==========================================================================
                                                               187,708,950
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.03%

Allstate Corp. (The)                              550,000       26,449,500
==========================================================================

RAILROADS-0.77%

Canadian National Railway Co. (Canada)            370,000       19,998,500
==========================================================================

RESTAURANTS-1.36%

McDonald's Corp.                                1,200,000       34,980,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Applied Materials, Inc.(a)                        800,000       12,880,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                            290,000       13,203,700
==========================================================================
                                                                26,083,700
==========================================================================

SEMICONDUCTORS-3.92%

Analog Devices, Inc.                              420,000       16,909,200
--------------------------------------------------------------------------
Intel Corp.                                     1,600,000       35,616,000
--------------------------------------------------------------------------
Linear Technology Corp.                           355,000       13,447,400
--------------------------------------------------------------------------
Microchip Technology Inc.                         500,000       15,125,000
--------------------------------------------------------------------------
Xilinx, Inc.                                      650,000       19,890,000
==========================================================================
                                                               100,987,600
==========================================================================

SOFT DRINKS-0.84%

PepsiCo, Inc.                                     435,000       21,567,300
==========================================================================

SPECIALTY STORES-0.59%

Bed Bath & Beyond Inc.(a)                         375,000       15,296,250
==========================================================================

SYSTEMS SOFTWARE-6.08%

Microsoft Corp.                                 3,100,000       86,769,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 2,125,000       26,902,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Symantec Corp.(a)                                 375,000   $   21,352,500
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,000,000       21,880,000
==========================================================================
                                                               156,904,000
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.18%

Fannie Mae                                        435,000       30,515,250
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.87%

Vodafone Group PLC-ADR (United Kingdom)           870,000       22,437,300
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,015,015,477)                        2,557,896,547
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILLS-0.06%

1.61%, 12/16/04 (Cost $1,496,976)(c)           $1,500,000        1,496,976
==========================================================================

MONEY MARKET FUNDS-0.56%

Liquid Assets Portfolio-Institutional
  Class(d)                                      7,279,701   $    7,279,701
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     7,279,701        7,279,701
==========================================================================
    Total Money Market Funds (Cost
      $14,559,402)                                              14,559,402
==========================================================================
TOTAL INVESTMENTS-99.79% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,031,071,855)                                            2,573,952,925
==========================================================================

--------------------------------------------------------------------------
                                                                MARKET
                                                 SHARES         VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.36%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  34,975,975   $   34,975,975
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $34,975,975)                                        34,975,975
==========================================================================
TOTAL INVESTMENTS-101.15% (Cost
  $2,066,047,830)                                            2,608,928,900
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.15%)                          (29,754,052)
==========================================================================
NET ASSETS-100.00%                                          $2,579,174,848
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $2,016,512,453)*                           $ 2,559,393,523
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $49,535,377)                        49,535,377
============================================================
    Total investments (cost $2,066,047,830)    2,608,928,900
============================================================
Receivables for:
  Investments sold                                17,741,398
------------------------------------------------------------
  Fund shares sold                                 1,201,975
------------------------------------------------------------
  Dividends                                        2,809,147
------------------------------------------------------------
Investment for trustee deferred compensation and retirement
  plans      154,126
------------------------------------------------------------
Other assets                                          49,427
============================================================
    Total assets                               2,630,884,973
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,373,237
------------------------------------------------------------
  Fund shares reacquired                           6,807,910
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 275,117
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        34,975,975
------------------------------------------------------------
Accrued distribution fees                          1,444,569
------------------------------------------------------------
Accrued trustees' fees                                 4,120
------------------------------------------------------------
Accrued transfer agent fees                        1,351,948
------------------------------------------------------------
Accrued operating expenses                           477,249
============================================================
    Total liabilities                             51,710,125
============================================================
Net assets applicable to shares outstanding  $ 2,579,174,848
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 3,728,825,373
------------------------------------------------------------
Undistributed net investment income (loss)          (228,692)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures
  contracts                                   (1,692,302,903)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     542,881,070
============================================================
                                             $ 2,579,174,848
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,236,433,569
____________________________________________________________
============================================================
Class B                                      $ 1,032,773,714
____________________________________________________________
============================================================
Class C                                      $   222,839,537
____________________________________________________________
============================================================
Class R                                      $     6,000,455
____________________________________________________________
============================================================
Investor Class                               $    32,083,995
____________________________________________________________
============================================================
Institutional Class                          $    49,043,578
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          113,014,179
____________________________________________________________
============================================================
Class B                                           99,354,990
____________________________________________________________
============================================================
Class C                                           21,438,780
____________________________________________________________
============================================================
Class R                                              550,240
____________________________________________________________
============================================================
Investor Class                                     2,927,332
____________________________________________________________
============================================================
Institutional Class                                4,403,381
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         10.94
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.94 divided by
      94.50%)                                $         11.58
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         10.39
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         10.39
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         10.91
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $         10.96
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         11.14
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $34,048,041 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $61,297)         $ 35,608,376
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $18,674)*                             479,651
--------------------------------------------------------------------------
Interest                                                             3,768
==========================================================================
    Total investment income                                     36,091,795
==========================================================================

EXPENSES:

Advisory fees                                                   18,508,235
--------------------------------------------------------------------------
Administrative services fees                                       575,871
--------------------------------------------------------------------------
Custodian fees                                                     287,107
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        4,938,054
--------------------------------------------------------------------------
  Class B                                                       11,670,174
--------------------------------------------------------------------------
  Class C                                                        2,664,429
--------------------------------------------------------------------------
  Class R                                                           27,995
--------------------------------------------------------------------------
  Investor Class                                                    88,542
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor              10,479,508
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             690
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              67,595
--------------------------------------------------------------------------
Other                                                            1,761,913
==========================================================================
    Total expenses                                              51,070,113
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (300,558)
==========================================================================
    Net expenses                                                50,769,555
==========================================================================
Net investment income (loss)                                   (14,677,760)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                        141,430,751
--------------------------------------------------------------------------
  Futures contracts                                                121,194
==========================================================================
                                                               141,551,945
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (63,358,526)
==========================================================================
Net gain from investment securities and futures contracts       78,193,419
==========================================================================
Net increase in net assets resulting from operations          $ 63,515,659
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (14,677,760)   $  (14,101,484)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     141,551,945      (105,157,212)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    (63,358,526)      519,286,935
==============================================================================================
    Net increase in net assets resulting from operations          63,515,659       400,028,239
==============================================================================================
Share transactions-net:
Class A                                                         (236,834,043)     (162,460,380)
----------------------------------------------------------------------------------------------
Class B                                                         (213,672,955)     (136,334,779)
----------------------------------------------------------------------------------------------
Class C                                                          (73,035,331)      (51,018,964)
----------------------------------------------------------------------------------------------
Class R                                                            4,401,189         1,425,250
----------------------------------------------------------------------------------------------
Investor Class                                                    30,994,771            99,068
----------------------------------------------------------------------------------------------
Institutional Class                                               48,256,952           (43,881)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (439,889,417)     (348,333,686)
==============================================================================================
    Net increase (decrease) in net assets                       (376,373,758)       51,694,553
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,955,548,606     2,903,854,053
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(228,692) and $(193,930), respectively)        $2,579,174,848    $2,955,548,606
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $11,809.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $242,427 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $575,871 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $10,479,508 for Class A, Class B, Class C, Class R and Investor Class shares and $690 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $4,938,054, $11,670,174, $2,664,429, $27,995 and $88,542,
respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $330,881 in front-end sales commissions from the sale of Class A shares and $9,771, $99,868, $15,188 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $32,255,406     $208,774,062    $(233,749,767)       $  --         $ 7,279,701     $232,259       $  --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           32,255,406      208,774,062     (233,749,767)          --           7,279,701     228,718           --
===========================================================================================================================
  Subtotal       $64,510,812     $417,548,124    $(467,499,534)       $  --         $14,559,402     $460,977       $  --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $   447,700     $401,247,004    $(401,694,704)       $  --         $        --     $14,488        $  --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       84,068,150      (49,092,175)          --          34,975,975       4,186           --
===========================================================================================================================
  Subtotal       $   447,700     $485,315,154    $(450,786,879)       $  --         $34,975,975     $18,674        $  --
===========================================================================================================================
  Total          $64,958,512     $902,863,278    $(918,286,413)       $  --         $49,535,377     $479,651       $  --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $12,437,600 and $3,790,920, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $46,302 and credits in custodian fees of $20 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $46,322.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $14,743 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $34,048,041 were on loan to brokers. The loans were secured by cash collateral of $34,975,975 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $18,674 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   502,259,018
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (228,692)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (1,651,680,851)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   3,728,825,373
=============================================================================
Total net assets                                              $ 2,579,174,848
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,642,177,803 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $138,205,191 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
----------------------------------------------------------------------------
October 31, 2008                                              $   85,920,513
----------------------------------------------------------------------------
October 31, 2009                                                 845,288,837
----------------------------------------------------------------------------
October 31, 2010                                                 617,527,392
----------------------------------------------------------------------------
October 31, 2011                                                 102,944,109
============================================================================
Total capital loss carryforward                               $1,651,680,851
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth & Income Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $827,221,607 and $1,262,244,981, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $545,012,455
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (42,753,437)
==============================================================================
Net unrealized appreciation of investment securities             $502,259,018
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,106,669,882.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $14,647,924 and shares of beneficial interest decreased by $14,647,924. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Growth & Income Fund into the Fund, undistributed income was decreased by $4,926, undistributed net realized gain was decreased by $13,855,504 and shares of beneficial interest increased by $13,860,430. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      21,493,299    $ 237,822,246     30,092,109    $ 289,868,346
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,106,647       75,074,355     12,053,281      111,049,162
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,785,689       29,371,888      4,161,204       38,212,257
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         672,346        7,394,140        164,023        1,619,420
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               513,156        5,688,744         12,285          130,138
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           4,421,094       48,593,658             --               --
==========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                          63,333          676,707             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          14,065          143,763             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          98,131        1,002,254             --               --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             3,554,717       38,013,823             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,357,674       26,110,071      1,670,042       16,099,491
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,474,910)     (26,110,071)    (1,741,215)     (16,099,491)
==========================================================================================================================
Reacquired:
  Class A                                                     (45,616,888)    (501,443,066)   (49,132,867)    (468,428,217)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (25,052,874)    (262,781,002)   (25,556,829)    (231,284,450)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,864,695)    (103,409,473)    (9,824,798)     (89,231,221)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (270,057)      (2,992,951)       (20,044)        (194,170)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (1,149,919)     (12,707,797)        (2,907)         (31,070)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (30,273)        (336,706)        (4,720)         (43,881)
==========================================================================================================================
                                                              (41,379,465)   $(439,889,417)   (38,130,436)   $(348,333,686)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with the entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth & Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth & Income Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 3,730,246 shares of the Fund for 5,685,449 shares of INVESCO Growth & Income Fund outstanding as of the close business on October 31, 2003. INVESCO Growth & Income Fund's net assets at that date of $39,836,547 including $4,907,031 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,958,513,063.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------
                                             2004               2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.69         $     9.22    $    11.22       $    17.29    $    15.49
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.02)             (0.02)        (0.04)(a)        (0.04)        (0.05)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.27               1.49         (1.96)           (6.03)         1.85
====================================================================================================================
    Total from investment operations            0.25               1.47         (2.00)           (6.07)         1.80
====================================================================================================================
Net asset value, end of period            $    10.94         $    10.69    $     9.22       $    11.22    $    17.29
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                 2.34%             15.94%       (17.82)%         (35.11)%       11.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,236,434         $1,439,518    $1,402,589       $2,067,602    $3,163,453
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets         1.44%(c)(d)        1.47%         1.40%            1.28%         1.19%
====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.19)%(c)         (0.17)%       (0.33)%          (0.29)%       (0.31)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                           29%                28%           28%              31%           22%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,410,872,545.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.45%.

                                                                           CLASS B
                                          --------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------
                                             2004               2003          2002             2001          2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    10.22         $     8.88    $    10.87       $    16.87    $    15.22
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.10)             (0.08)        (0.10)(a)        (0.13)        (0.17)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.27               1.42         (1.89)           (5.87)         1.82
====================================================================================================================
    Total from investment operations            0.17               1.34         (1.99)           (6.00)         1.65
====================================================================================================================
Net asset value, end of period            $    10.39         $    10.22    $     8.88       $    10.87    $    16.87
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                 1.66%             15.09%       (18.31)%         (35.57)%       10.87%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,032,774         $1,223,821    $1,198,513       $1,806,464    $2,746,149
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets         2.09%(c)(d)        2.12%         2.05%            1.94%         1.88%
====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.84)%(c)         (0.82)%       (0.98)%          (0.94)%       (1.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                           29%                28%           28%              31%           22%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,167,017,423.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.10%.

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2004             2003        2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.22         $   8.88    $  10.87      $  16.86      $  15.21
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)           (0.08)      (0.10)(a)     (0.13)        (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.42       (1.89)        (5.86)         1.82
===============================================================================================================================
    Total from investment operations                              0.17             1.34       (1.99)        (5.99)         1.65
===============================================================================================================================
Net asset value, end of period                                $  10.39         $  10.22    $   8.88      $  10.87      $  16.86
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   1.66%           15.09%     (18.31)%      (35.53)%       10.82%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $222,840         $290,396    $302,555      $487,838      $720,186
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.09%(c)(d)      2.12%       2.05%         1.94%         1.88%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.84)%(c)       (0.82)%     (0.98)%       (0.94)%       (1.00)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             29%              28%         28%           31%           22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $266,442,859.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.10%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.66         $ 9.22       $ 10.53
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)         (0.00)        (0.02)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.28           1.44         (1.29)
====================================================================================================
    Total from investment operations                            0.25           1.44         (1.31)
====================================================================================================
Net asset value, end of period                                $10.91         $10.66       $  9.22
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 2.35%         15.62%       (12.44)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,000         $1,578       $    37
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.59%(c)(d)    1.62%         1.55%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (0.34)%(c)     (0.32)%       (0.49)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        29%            28%           28%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,598,909.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.60%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                              ------------------------------------
                                                                                SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2004                  2003
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 10.69               $10.16
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.24                (0.00)
==================================================================================================
  Net gains on securities (both realized and unrealized)           0.03                 0.53
==================================================================================================
    Total from investment operations                               0.27                 0.53
==================================================================================================
Net asset value, end of period                                  $ 10.96               $10.69
__________________________________________________________________________________________________
==================================================================================================
Total return(a)                                                    2.53%                5.22%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $32,084               $  100
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                            1.34%(b)(c)          1.29%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets       (0.09)%(b)           (0.01)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                           29%                  28%
__________________________________________________________________________________________________
==================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $35,416,969.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.35%.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                        MARCH 15, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,          COMMENCED) TO
                                                              ----------------------     OCTOBER 31,
                                                               2004            2003          2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.81         $ 9.26       $ 12.13
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.04           0.06          0.02(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.29           1.49         (2.89)
======================================================================================================
    Total from investment operations                             0.33           1.55         (2.87)
======================================================================================================
Net asset value, end of period                                $ 11.14         $10.81       $  9.26
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  3.05%         16.74%       (23.66)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $49,044         $  136       $   160
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                          0.74%(c)(d)    0.77%         0.77%(e)
======================================================================================================
Ratio of net investment income to average net assets             0.51%(c)       0.53%         0.30%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                         29%            28%           28%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $5,968,822.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.75%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951
   Trustee and Executive Vice
   President

                                   2003             Director, President and Chief Executive    None
                                                    Officer, A I M Management Group Inc.
                                                    (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc. and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

 The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100                    11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173       Suite 100                11 Greenway Plaza        1401 McKinney
                             Houston, TX 77046-1173   Suite 100                Suite 1200
                                                      Houston, TX 77046-1173   Houston, TX 77010-4035
COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis  AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP            Services, Inc.           Trust Company
1735 Market Street           919 Third Avenue         P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599  New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA 02110-2801

      DOMESTIC EQUITY                      INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                    AIM Developing Markets Fund
AIM Basic Balanced Fund*              AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                  AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Blue Chip Fund                    AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund          AIM Global Equity Fund(6)                   AIM Intermediate Government Fund
AIM Charter Fund                      AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Core Stock Fund(1)                AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund      AIM International Emerging Growth Fund(7)   AIM Total Return Bond Fund
AIM Diversified Dividend Fund         AIM International Growth Fund               Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                  AIM Trimark Fund
AIM Emerging Growth Fund                                                          TAX-FREE
AIM Large Cap Basic Value Fund              SECTOR EQUITY
AIM Large Cap Growth Fund                                                         AIM High Income Municipal Fund
AIM Libra Fund                        AIM Advantage Health Sciences Fund(1)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund          AIM Energy Fund(1)                          AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)       AIM Financial Services Fund(1)              AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund               AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)             AIM Gold & Precious Metals Fund(1)                 AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund              AIM Health Sciences Fund(1)
AIM Opportunities II Fund             AIM Leisure Fund(1)                         AIM Aggressive Allocation Fund
AIM Opportunities III Fund            AIM Multi-Sector Fund(1)                    AIM Conservative Allocation Fund
AIM Premier Equity Fund               AIM Real Estate Fund                        AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)             AIM Technology Fund(1)
AIM Select Equity Fund                AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)          ================================================================================
AIM Small Company Growth Fund(1)      CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund             FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund      ================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  BCH-AR-1            A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                    AIM CAPITAL DEVELOPMENT FUND
                                Annual Report to Shareholders o October 31, 2004

                                  [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM CAPITAL DEVELOPMENT FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             o The returns shown in the Management's
not available as an investment for           Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      on net asset values calculated for
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as     shareholder transactions. Generally
including 401(k) plans, money purchase       a general measure of U.S. stock market        accepted accounting principles require
pension plans and profit sharing plans.      performance.                                  adjustments to be made to the net assets
Plans that have existing accounts                                                          of the fund at period end for financial
invested in Class B shares will continue     o The unmanaged MSCI World Index is a         reporting purposes, and as such, the net
to be allowed to make additional             group of global securities tracked by         asset values for shareholder transactions
purchases.                                   Morgan Stanley Capital International.         and the returns based on those net asset
                                                                                           values may differ from the net asset
o Class R shares are available only to       o The unmanaged Russell                       values and returns reported in the
certain retirement plans. Please see the     Midcap--Registered Trademark-- Index          Financial Highlights.
prospectus for more information.             represents the performance of the stocks
                                             of domestic mid-capitalization                o Industry classifications used in this
PRINCIPAL RISKS OF INVESTING IN THE FUND     companies.                                    report are generally according to the
                                                                                           Global Industry Classification Standard,
o Investing in small and mid-size            o The unmanaged Lipper Mid-Cap Core Fund      which was developed by and is the
companies involves risks not associated      Index represents an average of the            exclusive property and a service mark of
with investing in more established           performance of the 30 largest                 Morgan Stanley Capital International Inc.
companies. Also, small companies have        mid-capitalization core funds tracked by      and Standard & Poor's.
business risk, significant stock price       Lipper, Inc., an independent mutual fund
fluctuations and illiquidity.                performance monitor.                          The fund files its complete schedule of
                                                                                           portfolio holdings with the Securities
o International investing presents           o The unmanaged Russell                       and Exchange Commission ("SEC") for the
certain risks not associated with            2500--Trademark-- Index measures the          1st and 3rd quarters of each fiscal year
investing solely in the United States.       performance of the 2,500 smallest             on Form N-Q. The fund's Form N-Q filings
These include risks relating to              companies in the Russell 3000--Registered     are available on the SEC's Web site at
fluctuations in the value of the U.S.        Trademark-- Index, which                      http://www.sec.gov. Copies of the fund's
dollar relative to the values of other       measures the performance of the 3,000         Forms N-Q may be reviewed and copied at
currencies, the custody arrangements made    largest U.S. companies based on total         the SEC's Public Reference Room at 450
for the fund's foreign holdings,             market capitalization.                        Fifth Street, N.W., Washington, D.C.
differences in accounting, political                                                       20549-0102. You can obtain information on
risks and the lesser degree of public        o The fund is not managed to track the        the operation of the Public Reference
information required to be provided by       performance of any particular index,          Room, including information about
non-U.S. companies. The fund may invest      including the indexes defined here, and       duplicating fee charges, by calling
up to 25% of its assets in the securities    consequently, the performance of the fund     1-202-942-8090 or by electronic request
of non-U.S. issuers.                         may deviate significantly from the            at the following e-mail address:
                                             performance of the indexes.                   publicinfo@sec.gov. The SEC file numbers
                                                                                           for the fund are 811-1424 and 2-25469.
                                             o A direct investment cannot be made in       The fund's most recent portfolio
                                             an index. Unless otherwise indicated,         holdings, as filed on Form N-Q, are also
                                             index results include reinvested              available at AIMinvestments.com.
                                             dividends, and they do not reflect sales
                                             charges. Performance of an index of funds     A description of the policies and
                                             reflects fund expenses; performance of a      procedures that the fund uses to
                                             market index does not.                        determine how to vote proxies relating to
                                                                                           portfolio securities is available without
                                                                                           charge, upon request, from our Client
                                                                                           Services department at 800-959-4246 or on
                                                                                           the AIM Web site, AIMinvestments.com. On
                                                                                           the home page, scroll down and click on
                                                                                           AIM Funds Proxy Policy. The information
                                                                                           is also available on the Securities and
                                                                                           Exchange Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop-down
                                                                                           menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H. GRAHAM    Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
[PHOTO OF           position in 2000. However, as you may be aware, the U.S.
MARK H.             Securities and Exchange Commission recently adopted a rule
WILLIAMSON]         requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
MARK H. WILLIAMSON  advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
[PHOTO OF           Advisors' recent settlements with certain regulators.
BRUCE L.            Accordingly, the AIM Funds' Board recently elected Mr.
CROCKETT]           Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
BRUCE L. CROCKETT   effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
Executive Officer of AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered Trademark-- .

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                       /s/ MARK H. WILLIAMSON
------------------------------------       -------------------------------------
Robert H. Graham                           Mark H. Williamson
Chairman, AIM Investments                  CEO & President, AIM Investments
President & Vice Chairman, AIM Funds       Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CHOOSES STOCKS VALUED BELOW THEIR                                                     growth-at-a-reasonable-price (GARP)
POTENTIAL FOR GROWTH                                                                       discipline, focusing on companies' cash
                                                                                           flow, balance sheets, business models,
For the fiscal year ended October 31,           Generally positive economic                management teams, earnings sustainability
2004, AIM Capital Development Fund's         developments prompted the U.S. Federal        and catalysts for growth. This strategy
Class A shares returned 9.87% at net         Reserve (the Fed) to raise its federal        does not change with prevailing market
asset value (NAV). PERFORMANCE SHOWN AT      funds target rate from a decades-low          trends.
NAV DOES NOT INCLUDE FRONT-END SALES         1.00%, where it stood at the beginning of
CHARGES, WHICH WOULD HAVE REDUCED THE        the fiscal year, to 1.75% by the fiscal          We build the fund's portfolio on a
PERFORMANCE. The results for the other       year's close. In its anecdotal report on      stock-by-stock basis, so our sector
share classes of the fund and the fund's     the economy released in late October, the     weightings are a result of our choices of
comparison indexes are shown in the table    Fed said economic activity continued to       individual stocks and our ongoing review
on page 3.                                   expand in September and early October.        of company fundamentals. However, market
                                             The Fed said that higher energy costs         conditions often affect stocks similarly
   The fund's performance was in line        were constraining consumer and business       within industries and sectors, so it can
with the return of the S&P 500 Index,        spending; that capital spending and           be helpful to discuss fund performance in
which returned slightly less than the        hiring were rising modestly; and that         those terms.
fund at 9.41%, and that of its peer          residential real estate activity remained
group, which returned slightly more than     robust, but non-residential activity             The industrials, energy and health
the fund at 10.56%. The fund                 remained relatively weak.                     care sectors were the largest
under-performed its style-specific index,                                                  contributors to fund returns for the
the Russell Midcap Index, which returned        The generally positive economic news       period. Because of the expanding
15.09%. The fund's underperformance of       was offset somewhat by geopolitical           worldwide economy, the fund benefited
this benchmark was largely a result of an    uncertainty and terrorism concerns, as        from investments in the industrials
underweight position and stock selection     well as soaring oil prices. In                sector, as many companies enjoyed strong
in the financials sector.                    mid-October, Fed Chairman Alan Greenspan      earnings and cash flow growth. Within the
                                             said that "so far this year, the rise in      energy sector, exploration and production
MARKET CONDITIONS                            the value of imported oil--essentially a      companies benefited from historically
                                             tax on U.S. residents--has amounted to        high oil and natural gas prices, which
The U.S. economy showed signs of strength    about 3/4 [of one] percent of GDP."           resulted from strong global demand and
during the fiscal year ended October 31,     Though troublesome to consumers, these        geopolitical uncertainty. Energy service
2004. Economic news was generally            record-breaking oil prices and increased      companies also experienced strong demand.
positive, and it included expansion of       worldwide demand were beneficial to fund      The energy sector was by far the highest
gross domestic product (GDP), the            holdings in the energy sector.                returning sector year-to-date in 2004.
broadest measure of overall economic
activity. While positive, GDP growth         YOUR FUND                                        The fund's investments in the health
tapered off somewhat from an annualized                                                    care sector and in each industry within
rate of 7.4% in the third quarter of 2003    We continued our strategy of investing in     the sector outperformed their
to a more modest 3.9% in the third           stocks that we believe are undervalued        counterparts in the Russell Midcap Index.
quarter of 2004.                             relative to their future growth               The fund was not directly affected by
                                             potential. We employed the                    problems encountered by larger
                                                                                           capitalization pharmaceutical
                                                                                           manufacturing and distribution

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. iShares Nasdaq Biotechnology               1. Data Processing &
                                                 Index Fund                       1.4%         Outsourced Services         4.5%
               [PIE CHART]
                                              2. Robinson (C.H.) Worldwide, Inc.  1.4       2. Application Software        4.3
Industrials                     13.5%
                                              3. XTO Energy Inc.                  1.4       3. Real Estate                 4.0
Information Technology          21.7%
                                              4. Tempur-Pedic International Inc.  1.3       4. Health Care Equipment       4.0
Materials                        4.4%
                                              5. Autodesk, Inc.                   1.3       5. Health Care Services        3.8
Telecommunication Services       2.0%
                                              6. Williams Cos., Inc. (The)        1.3       6. Oil & Gas Refining,
Utilities                        1.1%                                                          Marketing & Transportation  3.2
                                              7. CB Richard Ellis Group, Inc.-
Money Market Funds Plus Other                    Class A                          1.3       7. Diversified Commercial
Assets Less Liabilities          2.3%                                                          Services                    2.9
                                              8. Harris Corp.                     1.3
Consumer Discretionary          19.1%                                                       8. Semiconductor Equipment     2.7
                                              9. Fisher Scientific International
Consumer Staples                 4.1%            Inc.                             1.3       9. Casinos & Gaming            2.4

Energy                           7.1%        10. Harrah's Entertainment, Inc.     1.3      10. Apparel Retail              2.2

Financials                      12.1%

Health Care                     12.6%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

companies. Political uncertainty and the     significant share price appreciation over     As of October 31, 2004, the portfolio had
fear of pharmaceutical firms being hit       the year, and as of the end of the fiscal     over 90% of its assets in companies
with product recalls and lawsuits has        year, we remained confident in its            within the market capitalization range of
resulted in low valuations for health        potential for growth.                         the Russell Midcap Index.
care companies, which might present a
buying opportunity for the fund, as we          XTO is a 25-year-old energy company        IN CLOSING
look for stocks that are valued below        with a market niche in acquiring domestic
their potential for growth.                  oil- and natural gas-producing properties     Throughout the period, we sought out
                                             from larger energy companies. These           undervalued companies that exemplified
   All sectors contributed positively to     larger companies must concentrate their       strength in their business models,
fund performance during the period.          efforts on their most lucrative sites,        management teams and cash flows. When we
However, relative to the Russell Midcap      which are now often overseas. XTO engages     found such companies that also had a
Index, the financials and utilities          in developmental drilling to increase         compelling reason for continued growth,
sectors contributed least to fund            reserves and production from these            we considered their stocks for inclusion
performance. In financials, a number of      properties. The company has earned high       in the fund's portfolio.
the fund's insurance holdings detracted,     returns on capital due to its high
as some were hurt by the damage claims       drilling success rate and oil and gas         The views and opinions expressed in
resulting from the hurricanes in Florida.    price hedging program. Along with the         Management's Discussion of Fund
The fund had scant holdings in the           rest of the energy sector, XTO benefited      Performance are those of A I M Advisors,
utility sector for the year, as most         from rising oil and national gas prices       Inc. These views and opinions are subject
utility stocks typically do not possess      during the period, and the fund continued     to change at any time based on factors
many of the growth characteristics we        to own holdings in this company at the        such as market and economic conditions.
look for in selecting stocks for the         end of the fiscal year.                       These views and opinions may not be
fund. Utilities recovering from perceived                                                  relied upon as investment advice or
financial distress were particularly            Two stocks that detracted from fund        recommendations, or as an offer for a
strong performers within the Russell         performance were United Online and Siebel     particular security. The information is
Midcap Index.                                Systems. Internet service provider United     not a complete analysis of every aspect
                                             Online's stock price fell following its       of any market, country, industry,
   Two stocks that benefited fund            report of weaker-than-expected subscriber     security or the fund. Statements of fact
performance were Brunswick and XTO           additions. The fund no longer owns shares     are from sources considered reliable, but
Energy. Brunswick manufactures sports and    in this company. Software manufacturer        A I M Advisors, Inc. makes no
fitness equipment, fishing and camping       Siebel Systems also detracted from fund       representation or warranty as to their
gear and marine products. The company's      performance. We sold this position on         completeness or accuracy. Although
two lines of boats, Bayliner and SeaRay,     fears of continued earnings misses due to     historical performance is no guarantee of
account for a large percentage of its        overall weakness in software companies.       future results, these insights may help
revenues. We chose this holding during                                                     you understand our investment management
2003 because of management's plans to           As of the close of the fiscal year, we     philosophy.
improve returns on capital and the belief    had positioned the fund to benefit from a
that an expanding economy would enable       mild economic expansion and a gradual                See important fund and index
more consumers to purchase boats and         increase in interest rates. We continued           disclosures inside front cover.
other leisure products. The company has      our focus on the stocks of
experienced                                  mid-capitalization companies.

=========================================
                                                               MICHAEL CHAPMAN                               PAUL J. RASPLICKA
FUND VS. INDEXES                                               Mr. Chapman, Chartered                        Mr. Rasplicka,
                                                  [CHAPMAN     Financial Analyst,               [RASPLICKA   Chartered Financial
TOTAL RETURNS, 10/31/03-10/31/04,                 PHOTO]       began his investment             PHOTO]       Analyst, is lead
EXCLUDING APPLICABLE SALES CHARGES. IF                         career in 1995. He                            portfolio manager of
SALES CHARGES WERE INCLUDED, RETURNS                           joined AIM in 2001 and                        AIM Capital Development
WOULD BE LOWER.                              was promoted to his current position as       Fund. Mr. Rasplicka began his investment
                                             portfolio manager of AIM Capital              career in 1982. A native of Denver, Mr.
Class A Shares                      9.87%    Development Fund in 2002. Mr. Chapman has     Rasplicka is a magna cum laude graduate
                                             a B.S. in petroleum engineering and an        of the University of Colorado at Boulder
Class B Shares                      9.13     M.A. in energy and mineral resources from     with a B.S. in business administration.
                                             the University of Texas.                      He received an M.B.A. from the University
Class C Shares                      9.14                                                   of Chicago. He is also a Chartered
                                                                                           Investment Counselor.
Class R Shares                      9.65
                                                                                           Assisted by the Small and Mid-Cap Core
S&P 500 Index (Broad Market                                                                Team.
Index)                              9.41
                                                                                                     [RIGHT ARROW GRAPHIC]
Russell Midcap Index
(Style-specific Index)             15.09                                                   FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE TURN
Lipper Mid-Cap Core Fund Index                                                             TO PAGE 5.
(Peer Group Index)                 10.56

Source: Lipper, Inc.

=========================================

TOTAL NET ASSETS            $1.1 BILLION

TOTAL NUMBER OF HOLDINGS*            108

=========================================

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to     use this information to compare the
                                             estimate the expenses that you paid over      ongoing costs of investing in the fund
As a shareholder of the fund, you incur      the period. Simply divide your account        and other funds. To do so, compare this
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       5% hypothetical example with the 5%
costs, which may include sales charges       account value divided by $1,000 = 8.6),       hypothetical examples that appear in the
(loads) on purchase payments; contingent     then multiply the result by the number in     shareholder reports of the other funds.
deferred sales charges on redemptions;       the table under the heading entitled
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to          Please note that the expenses shown in
ongoing costs, including management fees;    estimate the expenses you paid on your        the table are meant to highlight your
distribution and/or service fees (12b-1);    account during this period.                   ongoing costs only and do not reflect any
and other fund expenses. This example is                                                   transactional costs, such as sales
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
ongoing costs (in dollars) of investing      PURPOSES                                      contingent deferred sales charges on
in the fund and to compare these costs                                                     redemptions, and redemption fees, if any.
with ongoing costs of investing in other     The table below also provides information     Therefore, the hypothetical information
mutual funds. The example is based on an     about hypothetical account values and         is useful in comparing ongoing costs
investment of $1,000 invested at the         hypothetical expenses based on the fund's     only, and will not help you determine the
beginning of the period and held for the     actual expense ratio and an assumed rate      relative total costs of owning different
entire period, May 1, 2004 - October 31,     of return of 5% per year before expenses,     funds. In addition, if these
2004.                                        which is not the fund's actual return.        transactional costs were included, your
                                             The hypothetical account values and           costs would have been higher.
ACTUAL EXPENSES                              expenses may not be used to estimate the
                                             actual ending account balance or expenses
The table below provides information         you paid for the period. You may
about actual account values and actual
expenses. You may use the information in
this table,

====================================================================================================================================
                                                  ACTUAL                                HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT     ENDING ACCOUNT              EXPENSES          ENDING ACCOUNT            EXPENSES
                VALUE                VALUE                  PAID DURING            VALUE                PAID DURING
               (5/1/04)          (10/31/04)(1)               PERIOD(2)           (10/31/04)              PERIOD(2)
  Class A     $1,000.00            $1,017.10                  $ 7.30             $1,017.90                $ 7.30
  Class B      1,000.00             1,013.90                   10.58              1,014.63                 10.58
  Class C      1,000.00             1,013.90                   10.58              1,014.63                 10.58
  Class R      1,000.00             1,016.00                    8.06              1,017.14                  8.06

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 1.71%, 1.39%, 1.39% and 1.60% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.44%, 2.09%, 2.09% and 1.59% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================
                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   6/17/96 (inception of Class A shares) - 10/31/04 (Index results are from 6/30/96.)

   Your fund's total return includes                                            [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                         AIM CAPITAL      LIPPER MID-CAP
include reinvested dividends. Performance                DEVELOPMENT FUND     CORE FUND     RUSSELL 2500   RUSSELL MIDCAP   S&P 500
of an index of funds reflects fund              DATE      CLASS A SHARES        INDEX          INDEX           INDEX         INDEX
expenses and management fees; performance    6/17/1996    $     9450         $  10000       $  10000       $   10000       $ 10000
of a market index does not. Performance          07/96          8977             9248           9268            9381          9558
shown in the chart does not reflect              10/96         10480            10150          10158           10396         10593
deduction of taxes a shareholder would           01/97         11131            10956          11094           11325         11865
pay on fund distributions or sale of fund        04/97          9648            10218          10566           11097         12152
shares. Performance of the indexes does          07/97         12766            12500          12714           13322         14539
not reflect the effects of taxes.                10/97         13768            12844          13117           13387         13994
                                                 01/98         13503            12751          13219           13818         15057
   Since the last reporting period, the          04/98         15744            14679          14857           15644         17142
fund has elected to use the S&P 500 Index        07/98         13797            13281          13210           14637         17346
as its broad-based market index since the        10/98         12180            12151          12107           13984         17074
S&P 500 Index is such a widely recognized        01/99         13974            13923          13453           15478         19952
gauge of U.S. stock market performance.          04/99         13302            14083          13987           16572         20884
The fund will no longer measure its              07/99         14144            14733          14649           16638         20851
performance against the Russell 2500             10/99         14400            14755          14286           16378         21456
Index, the index published in previous           01/00         17811            17743          16345           17725         22015
reports to shareholders. Because this is         04/00         20296            19138          17429           19226         22997
the first reporting period since we have         07/00         19835            19276          17232           19054         22720
adopted the new index, SEC guidelines            10/00         20591            19864          17611           20265         22760
require that we compare the fund's               01/01         20387            19618          18017           20164         21817
performance to both the old and the new          04/01         18927            18505          17339           19281         20016
index. The fund has also included a              07/01         19047            18395          17467           18898         19466
style-specific index, the Russell Midcap         10/01         16108            16121          15469           16613         17095
Index. The fund believes this index more         01/02         17787            17915          17438           18616         18297
closely reflects the performance of the          04/02         18949            18482          18270           19145         17490
securities in which the fund invests. In         07/02         15178            15094          14738           15936         14869
addition, the unmanaged Lipper Mid-Cap           10/02         14038            14708          14055           15280         14514
Core Fund Index, which may or may not            01/03         13971            14677          14129           15379         14087
include AIM Capital Development Fund, is         04/03         14815            15491          15162           16439         15163
included for comparison to a peer group.         07/03         16670            17616          17883           18722         16451
                                                 10/03         18270            19415          19915           20763         17531
   In evaluating this chart, please note         01/04         19771            21003          21891           22624         18954
that the chart uses a logarithmic scale          04/04         19738            20681          21289           22267         18631
along the vertical axis (the value               07/04         19086            20480          21132           22425         18616
scale). This means that each scale               10/04    $    20079         $  21465       $  22372       $   23895       $ 19182
increment always represents the same                                                                          Source: Lipper, Inc.
percent change in price; in a linear
chart each scale increment always
represents the same absolute change in
price. In this example, the scale            AVERAGE ANNUAL TOTAL RETURNS                  Class R shares' inception date is 6/3/02.
increment between $5,000 and $10,000 is      As of 10/31/04, including applicable          Returns since that date are historical
the same as that between $10,000 and         sales charges                                 returns. All other returns are blended
$20,000. In a linear chart, the latter                                                     returns of historical Class R share
scale increment would be twice as large.     CLASS A SHARES                                performance and restated Class A share
The benefit of using a logarithmic scale     Inception (6/17/96)                8.68%      performance (for periods prior to the
is that it better illustrates performance     5 Years                           5.66       inception date of Class R shares) at net
during the fund's early years before          1 Year                            3.83       asset value, adjusted to reflect the
reinvested distributions and compounding                                                   higher Rule 12b-1 fees applicable to
create the potential for the original        CLASS B SHARES                                Class R shares. Class A shares' inception
investment to grow to very large numbers.    Inception (10/1/96)                7.43%      date is 6/17/96.
Had the chart used a linear scale along       5 Years                           5.85
its vertical axis, you would not be able      1 Year                            4.13          The performance data quoted represent
to see as clearly the movements in the                                                     past performance and cannot guarantee
value of the fund and the indexes during     CLASS C SHARES                                comparable future results; current
the fund's early years. We use a             Inception (8/4/97)                 5.66%      performance may be lower or higher.
logarithmic scale in financial reports of     5 Years                           6.17       Please visit AIMinvestments.com for the
funds that have more than five years of       1 Year                            8.14       most recent month-end performance.
performance history.                                                                       Performance figures reflect reinvested
                                             CLASS R SHARES                                distributions, changes in net asset
                                             Inception                          9.24%      value and the effect of the maximum
                                              5 Years                           6.69       sales charge unless otherwise stated.
                                              1 Year                            9.65       Investment return and principal value
                                             =========================================     will fluctuate so that you may have a
                                             In addition to returns as of the close of     gain or loss when you sell shares.
                                             the fiscal year, industry regulations
                                             require us to provide average annual             Class A share performance reflects
                                             total returns as of 9/30/04, the most         the maximum 5.50% sales charge, and
                                             recent calendar quarter-end.                  Class B and Class C share performance
                                             =========================================     reflects the applicable contingent
                                             AVERAGE ANNUAL TOTAL RETURNS                  deferred sales charge (CDSC) for the
                                             As of 9/30/04, including applicable sales     period involved. The CDSC on Class B
                                             charges                                       shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                             CLASS A SHARES                                of the seventh year. The CDSC on Class C
                                             Inception (6/17/96)                8.46%      shares is 1% for the first year after
                                              5 Years                           6.00       purchase. Class R shares do not have a
                                              1 Year                            9.19       front-end sales charge; returns shown
                                                                                           are at net asset value and do not reflect
                                             CLASS B SHARES                                a 0.75% CDSC that may be imposed on a
                                             Inception (10/1/96)                7.20%      total redemption of retirement plan
                                              5 Years                           6.18       assets within the first year.
                                              1 Year                            9.74
                                                                                              The performance of the fund's share
                                             CLASS C SHARES                                classes will differ due to different
                                             Inception (8/4/97)                 5.39%      sales charge structures and class
                                              5 Years                           6.50       expenses.
                                              1 Year                           13.75

                                             CLASS R SHARES
                                             Inception                          9.03%
                                              5 Years                           7.03
                                              1 Year                           15.31
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM CAPITAL DEVELOPMENT FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (3/15/02)                 2.86%     shown. All returns assume reinvestment of
shareholders with a performance overview       1 Year                           10.38      distributions at net asset value.
specific to their holdings. Institutional                                                  Investment return and principal value
Class shares are offered exclusively to      =========================================     will fluctuate so your shares, when
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                  redeemed, may be worth more or less than
defined contribution plans that meet         For periods ended 9/30/04                     their original cost. See full report for
certain criteria.                            Inception (3/15/02)                 1.99%     information on comparative benchmarks.
                                               1 Year                           16.11      Please consult your fund prospectus for
                                                                                           more information. For the most current
                                             =========================================     month-end performance, please call
                                                                                           800-451-4246 or visit AIMinvestments.com.
                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         CDV-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      period. You may use this information to
                                             by $1,000 (for example, an $8,600 account     compare the ongoing costs of investing in
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          the fund and other funds. To do so,
ongoing costs, including management fees;    multiply the result by the number in the      compare this 5% hypothetical example with
and other fund expenses. This example is     table under the heading entitled "Actual      the 5% hypothetical examples that appear
intended to help you understand your         Expenses Paid During Period" to estimate      in the shareholder reports of the other
ongoing costs (in dollars) of investing      the expenses you paid on your account         funds.
in the fund and to compare these costs       during this period.
with ongoing costs of investing in other                                                      Please note that the expenses shown in
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      the table are meant to highlight your
investment of $1,000 invested at the         COMPARISON PURPOSES                           ongoing costs only. Therefore, the
beginning of the period and held for the                                                   hypothetical information is useful in
entire period, May 1, 2004, to October       The table below also provides information     comparing ongoing costs only, and will
31, 2004.                                    about hypothetical account values and         not help you determine the relative total
                                             hypothetical expenses based on the fund's     costs of owning different funds.
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00           $1,019.10             $4.36             $1,020.81             $4.37

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 1.91% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 0.86% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         CDV-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.73%

ADVERTISING-1.59%

Lamar Advertising Co.-Class A(a)(b)               136,000   $    5,633,120
--------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           210,700       11,430,475
==========================================================================
                                                                17,063,595
==========================================================================

AIR FREIGHT & LOGISTICS-1.38%

Robinson (C.H.) Worldwide, Inc.                   274,900       14,828,106
==========================================================================

APPAREL RETAIL-2.22%

Limited Brands                                    487,700       12,085,206
--------------------------------------------------------------------------
Ross Stores, Inc.                                 446,900       11,740,063
==========================================================================
                                                                23,825,269
==========================================================================

APPLICATION SOFTWARE-4.27%

Amdocs Ltd. (United Kingdom)(a)                   473,400       11,906,010
--------------------------------------------------------------------------
Autodesk, Inc.                                    273,600       14,432,400
--------------------------------------------------------------------------
Intuit Inc.(a)(b)                                 274,300       12,442,248
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      161,000        6,992,230
==========================================================================
                                                                45,772,888
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.72%

Calamos Asset Management, Inc.-Class A(a)         338,600        6,602,700
--------------------------------------------------------------------------
Franklin Resources, Inc.                          194,900       11,814,838
==========================================================================
                                                                18,417,538
==========================================================================

BROADCASTING & CABLE TV-0.44%

Cox Radio, Inc.-Class A(a)                        300,000        4,770,000
==========================================================================

BUILDING PRODUCTS-1.05%

American Standard Cos. Inc.(a)                    306,900       11,223,333
==========================================================================

CASINOS & GAMING-2.44%

Harrah's Entertainment, Inc.(b)                   234,400       13,717,088
--------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 590,600       12,508,908
==========================================================================
                                                                26,225,996
==========================================================================

COMMERCIAL PRINTING-1.11%

Donnelley (R.R.) & Sons Co.                       379,764       11,943,578
==========================================================================

COMMUNICATIONS EQUIPMENT-1.77%

Harris Corp.                                      224,400       13,807,332
--------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          189,300        5,184,927
==========================================================================
                                                                18,992,259
==========================================================================

COMPUTER HARDWARE-0.89%

PalmOne, Inc.(a)(b)                               331,200        9,594,864
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.50%

Emulex Corp.(a)                                   510,000        5,360,100
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.77%

Cummins Inc.                                      117,100   $    8,206,368
==========================================================================

CONSUMER ELECTRONICS-1.19%

Garmin Ltd. (Cayman Islands)(b)                   255,500       12,775,000
==========================================================================

CONSUMER FINANCE-0.91%

AmeriCredit Corp.(a)(b)                           503,600        9,769,840
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.53%

Alliance Data Systems Corp.(a)                    268,600       11,356,408
--------------------------------------------------------------------------
Certegy Inc.                                      164,550        5,816,842
--------------------------------------------------------------------------
CSG Systems International, Inc.(a)                516,000        8,673,960
--------------------------------------------------------------------------
DST Systems, Inc.(a)(b)                           278,000       12,468,300
--------------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                          311,850       10,306,642
==========================================================================
                                                                48,622,152
==========================================================================

DEPARTMENT STORES-1.02%

Kohl's Corp.(a)(b)                                216,200       10,974,312
==========================================================================

DISTILLERS & VINTNERS-0.89%

Constellation Brands, Inc.-Class A(a)             244,000        9,572,120
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.89%

Corrections Corp. of America(a)                   284,500        9,886,375
--------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   595,500       12,505,500
--------------------------------------------------------------------------
United Rentals, Inc.(a)                           560,300        8,656,635
==========================================================================
                                                                31,048,510
==========================================================================

DRUG RETAIL-0.60%

Shoppers Drug Mart Corp. (Canada)(a)              212,100        6,452,340
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.27%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000       13,674,600
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.66%

Aeroflex Inc.(a)                                  580,000        6,438,000
--------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         332,400       11,411,292
==========================================================================
                                                                17,849,292
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.54%

Benchmark Electronics, Inc.(a)                    170,000        5,774,900
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

EMPLOYMENT SERVICES-0.50%

Manpower Inc.                                     118,200   $    5,348,550
==========================================================================

ENVIRONMENTAL SERVICES-1.74%

Republic Services, Inc.                           435,000       13,398,000
--------------------------------------------------------------------------
Stericycle, Inc.(a)                               115,900        5,253,747
==========================================================================
                                                                18,651,747
==========================================================================

GENERAL MERCHANDISE STORES-1.40%

Dollar General Corp.                              498,400        9,594,200
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)(b)                    188,800        5,456,320
==========================================================================
                                                                15,050,520
==========================================================================

HEALTH CARE DISTRIBUTORS-0.79%

Henry Schein, Inc.(a)                             133,900        8,466,497
==========================================================================

HEALTH CARE EQUIPMENT-3.99%

Bio-Rad Laboratories, Inc.-Class A(a)             131,400        6,835,428
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        240,100       13,772,136
--------------------------------------------------------------------------
Varian Inc.(a)                                    278,300       10,152,384
--------------------------------------------------------------------------
Waters Corp.(a)                                   292,400       12,073,196
==========================================================================
                                                                42,833,144
==========================================================================

HEALTH CARE FACILITIES-1.47%

Community Health Systems Inc.(a)                  435,000       11,666,700
--------------------------------------------------------------------------
Select Medical Corp.                              241,400        4,149,666
==========================================================================
                                                                15,816,366
==========================================================================

HEALTH CARE SERVICES-3.79%

Caremark Rx, Inc.(a)                              410,277       12,296,002
--------------------------------------------------------------------------
Covance Inc.(a)(b)                                198,900        7,900,308
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   338,550       10,027,851
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                          162,800       10,419,200
==========================================================================
                                                                40,643,361
==========================================================================

HOME FURNISHINGS-1.35%

Tempur-Pedic International Inc.(a)                891,300       14,474,712
==========================================================================

HOMEBUILDING-1.05%

Ryland Group, Inc. (The)                          118,200       11,275,098
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.51%

Starwood Hotels & Resorts Worldwide, Inc.(b)      113,800        5,431,674
==========================================================================

HOUSEWARES & SPECIALTIES-2.00%

Jarden Corp.(a)                                   287,700       10,104,024
--------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  408,400       11,312,680
==========================================================================
                                                                21,416,704
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.05%

BJ's Wholesale Club, Inc.(a)(b)                   389,800       11,315,894
==========================================================================

INDUSTRIAL GASES-1.04%

Airgas, Inc.                                      455,000       11,193,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL MACHINERY-1.72%

Eaton Corp.                                        84,000   $    5,371,800
--------------------------------------------------------------------------
Parker Hannifin Corp.                             185,600       13,108,928
==========================================================================
                                                                18,480,728
==========================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)              320,900       11,536,355
==========================================================================

INTEGRATED OIL & GAS-0.97%

Murphy Oil Corp.                                  129,500       10,362,590
==========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.41%

iShares Nasdaq Biotechnology Index Fund(a)(b)     222,500       15,161,150
==========================================================================

LEISURE PRODUCTS-1.99%

Brunswick Corp.                                   262,700       12,325,884
--------------------------------------------------------------------------
Polaris Industries Inc.(b)                        152,700        9,062,745
==========================================================================
                                                                21,388,629
==========================================================================

METAL & GLASS CONTAINERS-0.98%

Pactiv Corp.(a)                                   444,200       10,523,098
==========================================================================

MULTI-LINE INSURANCE-0.95%

Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/2003: Cost
  $10,000,000)(a)(c)(e)                         1,000,000        9,000,000
--------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)(a)(b)      138,100        1,242,900
==========================================================================
                                                                10,242,900
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Questar Corp.                                     251,900       12,091,200
==========================================================================

OFFICE ELECTRONICS-0.60%

Zebra Technologies Corp.-Class A(a)               121,725        6,450,208
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.59%

BJ Services Co.(b)                                213,200       10,873,200
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500        6,204,250
==========================================================================
                                                                17,077,450
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.37%

XTO Energy Inc.                                   439,125       14,657,992
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-3.16%

Ashland Inc.                                      226,300       13,039,406
--------------------------------------------------------------------------
Kinder Morgan, Inc.                               105,800        6,810,346
--------------------------------------------------------------------------
Williams Cos., Inc. (The)                       1,120,100       14,012,451
==========================================================================
                                                                33,862,203
==========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                               228,400        5,792,224
==========================================================================

PAPER PACKAGING-1.41%

Sealed Air Corp.(a)(b)                            107,000        5,300,780
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PAPER PACKAGING-(CONTINUED)

Smurfit-Stone Container Corp.(a)                  563,800   $    9,787,568
==========================================================================
                                                                15,088,348
==========================================================================

PERSONAL PRODUCTS-1.02%

NBTY, Inc.(a)                                     398,800       10,982,952
==========================================================================

PHARMACEUTICALS-1.12%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        423,647       12,031,575
==========================================================================

REAL ESTATE-4.01%

Fieldstone Investment Corp. (Acquired
  11/10/2003-11/11/2003; Cost
  $9,984,140)(d)(e)                               661,900       11,417,775
--------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               574,555        9,847,873
--------------------------------------------------------------------------
KKR Financial Corp. (Acquired 08/05/2004;
  Cost $10,250,000)(a)(d)(e)                    1,025,000       10,506,250
--------------------------------------------------------------------------
New Century Financial Corp.                       100,000        5,515,000
--------------------------------------------------------------------------
Saxon Capital, Inc.(a)                            296,600        5,694,720
==========================================================================
                                                                42,981,618
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.30%

CB Richard Ellis Group, Inc.-Class A(a)           540,400       13,996,360
==========================================================================

REGIONAL BANKS-1.08%

Zions Bancorp                                     175,200       11,592,984
==========================================================================

RESTAURANTS-0.86%

Ruby Tuesday, Inc.(b)                             372,400        9,198,280
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.73%

Cabot Microelectronics Corp.(a)(b)                212,200        7,645,566
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               247,700       11,277,781
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         402,000       10,415,820
==========================================================================
                                                                29,339,167
==========================================================================

SEMICONDUCTORS-2.07%

ATI Technologies Inc. (Canada)(a)                 322,100        5,813,905
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         185,100        5,006,955
--------------------------------------------------------------------------
Microchip Technology Inc.(b)                      374,762       11,336,551
==========================================================================
                                                                22,157,411
==========================================================================

SPECIALTY CHEMICALS-0.95%

Great Lakes Chemical Corp.                        397,300       10,178,826
==========================================================================

SPECIALTY STORES-1.03%

Advance Auto Parts, Inc.(a)                       281,200       11,000,544
==========================================================================

SYSTEMS SOFTWARE-1.24%

McAfee Inc.(a)                                    550,000       13,310,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-0.90%

CDW Corp.                                         156,100   $    9,682,883
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.08%

Radian Group Inc.(b)                              242,800       11,637,404
==========================================================================

TRUCKING-1.07%

Sirva Inc.(a)                                     477,300       11,455,200
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.04%

NII Holdings Inc.(a)(b)                           246,600       10,916,982
--------------------------------------------------------------------------
SpectraSite, Inc.(a)                              213,100       10,932,030
==========================================================================
                                                                21,849,012
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $800,639,901)                          1,048,763,518
==========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-0.04%

PUTS-0.04%

Murphy Oil Corp.
  (Integrated Oil &
  Gas)                   1,295       $80        Nov-04            301,087
-------------------------------------------------------------------------
XTO Energy Inc. (Oil
  & Gas Exploration &
  Production)            4,391        30        Nov-04             76,843
=========================================================================
    Total Options Purchased (Cost $884,638)                       377,930
=========================================================================


                                                 SHARES
MONEY MARKET FUNDS-1.91%

Liquid Assets Portfolio-Institutional
  Class(f)                                     10,261,930       10,261,930
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    10,261,930       10,261,930
==========================================================================
    Total Money Market Funds (Cost $20,523,860)                 20,523,860
==========================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $822,048,399)                1,069,665,308
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.89%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  69,189,281       69,189,281
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  69,189,281       69,189,281
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $138,378,562)                                      138,378,562
==========================================================================
TOTAL INVESTMENTS-112.57% (Cost $960,426,961)                1,208,043,870
==========================================================================
OTHER ASSETS LESS LIABILITIES-(12.57%)                        (134,877,684)
==========================================================================
NET ASSETS-100.00%                                          $1,073,166,186
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at October 31, 2004 represented 0.75% of the Fund's Total Investments. See Note 1A.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at October 31, 2004 was $21,924,025, which represented 2.04% of the Fund's net assets.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at October 31, 2004 was $30,924,025, which represented 2.88% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $801,524,539)*                              $1,049,141,448
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $158,902,422)                            158,902,422
============================================================
    Total investments (cost $960,426,961)      1,208,043,870
============================================================
Receivables for:
  Investments sold                                23,158,959
------------------------------------------------------------
  Fund shares sold                                 1,040,163
------------------------------------------------------------
  Dividends                                          140,573
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                72,551
------------------------------------------------------------
Other assets                                          46,726
============================================================
    Total assets                               1,232,502,842
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           18,056,931
------------------------------------------------------------
  Fund shares reacquired                           1,569,825
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 117,451
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       138,378,562
------------------------------------------------------------
Accrued distribution fees                            630,739
------------------------------------------------------------
Accrued trustees' fees                                 2,277
------------------------------------------------------------
Accrued transfer agent fees                          387,654
------------------------------------------------------------
Accrued operating expenses                           193,217
============================================================
    Total liabilities                            159,336,656
============================================================
Net assets applicable to shares outstanding   $1,073,166,186
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  738,072,716
------------------------------------------------------------
Undistributed net investment income (loss)           (98,307)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities                           87,611,149
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              247,580,628
============================================================
                                              $1,073,166,186
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  617,193,910
____________________________________________________________
============================================================
Class B                                       $  376,354,647
____________________________________________________________
============================================================
Class C                                       $   73,929,300
____________________________________________________________
============================================================
Class R                                       $    5,621,711
____________________________________________________________
============================================================
Institutional Class                           $       66,618
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           34,565,765
____________________________________________________________
============================================================
Class B                                           22,421,759
____________________________________________________________
============================================================
Class C                                            4,407,579
____________________________________________________________
============================================================
Class R                                              316,184
____________________________________________________________
============================================================
Institutional Class                                    3,674
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        17.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.86 divided by
      94.50%)                                 $        18.90
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        16.77
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        17.78
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        18.13
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $135,274,803 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,998)          $  9,123,366
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $316,380)*                            782,270
==========================================================================
    Total investment income                                      9,905,636
==========================================================================

EXPENSES:

Advisory fees                                                    7,018,923
--------------------------------------------------------------------------
Administrative services fees                                       282,196
--------------------------------------------------------------------------
Custodian fees                                                     120,476
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,031,361
--------------------------------------------------------------------------
  Class B                                                        3,967,972
--------------------------------------------------------------------------
  Class C                                                          729,633
--------------------------------------------------------------------------
  Class R                                                           14,320
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       3,027,243
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              54
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              32,363
--------------------------------------------------------------------------
Other                                                              650,014
==========================================================================
    Total expenses                                              17,874,555
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (125,412)
==========================================================================
    Net expenses                                                17,749,143
==========================================================================
Net investment income (loss)                                    (7,843,507)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities                    92,544,722
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          9,292,934
--------------------------------------------------------------------------
  Foreign currencies                                               (36,281)
==========================================================================
                                                                 9,256,653
==========================================================================
Net gain from investment securities and foreign currencies     101,801,375
==========================================================================
Net increase in net assets resulting from operations          $ 93,957,868
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,843,507)   $   (7,651,741)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               92,544,722        64,445,148
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investments
    securities and foreign currencies                              9,256,653       180,427,376
==============================================================================================
    Net increase in net assets resulting from operations          93,957,868       237,220,783
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (13,528,020)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (10,257,718)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,789,455)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (30,198)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (242)               --
==============================================================================================
    Decrease in net assets resulting from distributions          (25,605,633)               --
==============================================================================================
Share transactions-net:
  Class A                                                         31,588,830       (40,295,276)
----------------------------------------------------------------------------------------------
  Class B                                                        (40,086,908)      (45,852,897)
----------------------------------------------------------------------------------------------
  Class C                                                          1,351,823        (3,420,452)
----------------------------------------------------------------------------------------------
  Class R                                                          4,312,014           902,244
----------------------------------------------------------------------------------------------
  Institutional Class                                                 55,370                --
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (2,778,871)      (88,666,381)
==============================================================================================
    Net increase in net assets                                    65,573,364       148,554,402
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,007,592,822       859,038,420
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(98,307) and $(85,597), respectively)          $1,073,166,186    $1,007,592,822
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $8,699.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $96,092 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $282,196 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $3,027,243 for Class A, Class B, Class C and Class R shares and $14 for Institutional Class shares after AISI reimbursed fees for the Institutional Class shares of $40. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $2,031,361, $3,967,972, $729,633 and $14,320, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2004, AIM Distributors advised the Fund that it retained $171,202 in front-end sales commissions from the sale of Class A shares and $519, $25,762, $5,602 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $16,395,571     $221,684,483    $(227,818,124)     $      --       $10,261,930     $235,656     $      --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           16,395,571      221,684,483     (227,818,124)            --        10,261,930     230,234             --
===========================================================================================================================
  Subtotal       $32,791,142     $443,368,966    $(455,636,248)     $      --       $20,523,860     $465,890     $      --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $77,943,886     $210,017,597    $(218,772,202)     $      --       $69,189,281     $158,802     $      --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           77,943,886      210,017,597     (218,772,202)            --        69,189,281     157,578             --
===========================================================================================================================
  Subtotal       $155,887,772    $420,035,194    $(437,544,404)     $      --       $138,378,562    $316,380     $      --
===========================================================================================================================
  Total          $188,678,914    $863,404,160    $(893,180,652)     $      --       $158,902,422    $782,270     $      --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $27,195,023 and $10,946,219, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $16,199 and credits in custodian fees of $4,382 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $20,581.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $7,855 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $135,274,803 were on loan to brokers. The loans were secured by cash collateral of $138,378,562 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $316,380 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $25,605,633    $      --
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed long-term gain                                  $   88,000,687
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           247,191,090
----------------------------------------------------------------------------
Temporary book/tax differences                                       (98,307)
----------------------------------------------------------------------------
Shares of beneficial interest                                    738,072,716
============================================================================
Total net assets                                              $1,073,166,186
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(36,281).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $748,265,373 and $776,755,843, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $260,704,530
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,477,159)
==============================================================================
Net unrealized appreciation of investment securities             $247,227,371
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $960,816,499.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $7,830,797, undistributed net realized gain (loss) was decreased by $2,894,200 and shares of beneficial interest decreased by $4,936,597. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,956,116    $ 121,226,684      7,864,878    $ 109,808,336
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,589,525       42,660,392      2,057,426       27,535,873
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,128,395       18,630,607        834,828       11,240,012
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        275,328        4,806,109         74,458          986,707
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              3,080           55,129             --               --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        727,483       12,170,787             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        564,080        8,923,747             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         96,104        1,519,408             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,810           30,198             --               --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 14              241             --               --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        834,769       14,693,499        340,670        4,868,315
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (886,014)     (14,693,499)      (358,616)      (4,868,315)
=========================================================================================================================
Reacquired:
  Class A                                                     (6,701,600)    (116,502,140)   (11,106,766)    (154,971,927)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,698,851)     (76,977,548)    (5,230,794)     (68,520,455)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,149,534)     (18,798,192)    (1,117,790)     (14,660,464)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (30,395)        (524,293)        (5,766)         (84,463)
=========================================================================================================================
                                                                (289,690)   $  (2,778,871)    (6,647,472)   $ (88,666,381)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There is one entity that is record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.66         $  12.80       $  14.69       $  21.79    $  15.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)        (0.08)(a)      (0.04)(a)      (0.04)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.70             3.94          (1.85)         (4.27)       6.68
=================================================================================================================================
    Total from investment operations                              1.62             3.86          (1.89)         (4.31)       6.55
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  17.86         $  16.66       $  12.80       $  14.69    $  21.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.87%           30.16%        (12.87)%       (21.76)%     42.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $617,194         $545,691       $456,268       $576,660    $759,838
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.40%(c)(d)      1.53%          1.38%          1.33%       1.28%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.46)%(c)       (0.56)%        (0.29)%        (0.21)%     (0.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $580,388,749.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41%.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2004             2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.79         $  12.21       $  14.10       $  21.16    $  14.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.18)(a)        (0.16)(a)      (0.14)(a)      (0.15)      (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.60             3.74          (1.75)         (4.12)       6.52
=================================================================================================================================
    Total from investment operations                              1.42             3.58          (1.89)         (4.27)       6.26
=================================================================================================================================
Less distributions from net realized gains                       (0.42)              --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                                $  16.79         $  15.79       $  12.21       $  14.10    $  21.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   9.13%           29.32%        (13.40)%       (22.29)%     42.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $376,355         $392,382       $346,456       $454,018    $617,576
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           2.05%(c)(d)      2.18%          2.03%          1.99%       1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.11)%(c)       (1.21)%        (0.94)%        (0.87)%     (1.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             74%             101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $396,797,209.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003          2002          2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.78         $ 12.20       $ 14.10       $ 21.15    $ 14.89
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)       (0.16)(a)     (0.14)(a)     (0.14)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.59            3.74         (1.76)        (4.12)      6.51
============================================================================================================================
    Total from investment operations                             1.41            3.58         (1.90)        (4.26)      6.26
============================================================================================================================
Less distributions from net realized gains                      (0.42)             --            --         (2.79)        --
============================================================================================================================
Net asset value, end of period                                $ 16.77         $ 15.78       $ 12.20       $ 14.10    $ 21.15
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                  9.07%          29.34%       (13.48)%      (22.24)%    42.04%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $73,929         $68,356       $56,298       $66,127    $82,982
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.05%(c)(d)     2.18%         2.03%         1.99%      1.99%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)      (1.21)%       (0.94)%       (0.87)%    (1.30)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            74%            101%          120%          130%       101%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $72,963,303.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.

                                                                               CLASS R
                                                              -----------------------------------------
                                                                                          JUNE 3, 2002
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2004           2003            2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.62         $12.79          $ 16.62
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.10)(a)        (0.03)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.68           3.93            (3.80)
=======================================================================================================
    Total from investment operations                            1.58           3.83            (3.83)
=======================================================================================================
Less distributions from net realized gains                     (0.42)            --               --
=======================================================================================================
Net asset value, end of period                                $17.78         $16.62          $ 12.79
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 9.65%         29.95%          (23.05)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,622         $1,154          $    10
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                         1.55%(c)(d)    1.68%            1.54%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets    (0.61)%(c)     (0.71)%          (0.44)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                        74%           101%             120%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,864,084.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.56%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                        MARCH 15, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                  OCTOBER 31,           COMMENCED) TO
                                                              -------------------        OCTOBER 31,
                                                               2004         2003             2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.83       $12.84          $ 17.25
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.01(a)      0.01(a)          0.02(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.71         3.98            (4.43)
======================================================================================================
    Total from investment operations                            1.72         3.99            (4.41)
======================================================================================================
Less distributions from net realized gains                     (0.42)          --               --
======================================================================================================
Net asset value, end of period                                $18.13       $16.83          $ 12.84
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                10.38%       31.08%          (25.57)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   67       $   10          $     7
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                0.86%(c)     0.87%            0.84%(d)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.15%(c)     1.25%            0.99%(d)
======================================================================================================
Ratio of net investment income to average net assets            0.08%(c)     0.10%            0.25%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                        74%         101%             120%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,384.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance
   Trustee and Chair                                (technology consulting company)            company); and Captaris, Inc.
                                                                                               (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment
                                                    the Boss Group Ltd. (private investment    company); Annuity and Life Re
                                                    and management) and Magellan Insurance     (Holdings), Ltd. (insurance
                                                    Company                                    company)
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery
   Trustee                                          Century Group, Inc. (government affairs    Global Education Fund
                                                    company) and Texana Timber LP              (non-profit)
                                                    (sustainable forestry company)
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004




The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/        PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE    DURING PAST 5 YEARS                     HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1988                Partner, law firm of Kramer Levin       Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                (registered
                                                                                              investment company)
-------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933        2003                Chairman, Lawsuit Resolution Services   General Chemical
   Trustee                                            (California)                            Group, Inc.
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998                Formerly: Chief Executive Officer,      None
   Trustee                                            YWCA of the USA
-------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942       1988                Partner, law firm of Pennock & Cooper   None
   Trustee
-------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935        2001                Retired                                 None
   Trustee
-------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939         1989                Executive Vice President, Development   None
   Trustee                                            and Operations, Hines Interests
                                                      Limited Partnership (real estate
                                                      development company)
-------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942             2003                Retired                                 None
   Trustee
-------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959    2004                Senior Vice President, A I M            N/A
   Senior Vice President and                          Management Group Inc. (financial
   Chief Compliance Officer                           services holding company); Senior
                                                      Vice President and Chief Compliance
                                                      Officer, A I M Advisors, Inc. Vice
                                                      President and Chief Compliance
                                                      Officer, A I M Capital Management,
                                                      Inc. and A I M Distributors, Inc.;
                                                      and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956        2003                Director, Senior Vice President,        N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors,
                                                      Inc.; Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice
                                                      President and General Counsel, Fund
                                                      Management Company and Senior Vice
                                                      President, A I M Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel,
                                                      Liberty Funds Group, LLC and Vice
                                                      President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955         2002                Managing Director and Director of       N/A
   Vice President                                     Money Market Research and Special
                                                      Projects, A I M Capital Management,
                                                      Inc.; and Vice President, A I M
                                                      Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961      2004                Vice President and Fund Treasurer,      N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960      2004                Director of Cash Management, Managing   N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management,
                                                      Inc; Director and President, Fund
                                                      Management Company; and Vice
                                                      President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940        1999                Executive Vice President, A I M         N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group,
                                                      Inc., A I M Advisors, Inc.; and
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc.
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         5 Houston Center
Houston, TX 77046-1173    Suite 100                 Suite 100                 1401 McKinney
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200
                                                                              Houston, TX 77010-4035
COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $27,155,633 for the Fund's tax year ended October 31, 2004.

For its tax year ended October 31, 2004, the fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                     SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)               AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR OR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.


AIMinvestments.com                  CDV-AR-1            A I M Distributors, Inc.

                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                                AIM CHARTER FUND
                                Annual Report to Shareholders o October 31, 2004

                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]             [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                     --Registered Trademark--

====================================================================================================================================
AIM CHARTER FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES
                                             o The fund is not managed to track the       The fund files its complete schedule of
o Effective 9/30/03, Class B shares are      performance of any particular index,         portfolio holdings with the Securities and
not available as an investment for           including the indexes defined here, and      Exchange Commission (SEC) for the 1st and
retirement plans maintained pursuant to      consequently, the performance of the fund    3rd quarters of each fiscal year on Form
Section 401 of the Internal Revenue Code,    may deviate significantly from the           N-Q. The fund's Form N-Q filings are
including 401(k) plans, money purchase       performance of the index.                    available on the SEC's Web site at
pension plans and profit sharing plans.                                                   http://www.sec.gov. Copies of the fund's
Plans that have existing accounts invested   o A direct investment cannot be made in an   Forms N-Q may be reviewed and copied at
in Class B shares will continue to be        index. Unless otherwise indicated, index     the SEC's Public Reference Room at 450
allowed to make additional purchases.        results include reinvested dividends, and    Fifth Street, N.W., Washington, D.C.
                                             they do not reflect sales charges.           20549-0102. You can obtain information on
o Class R shares are available only to       Performance of an index of funds reflects    the operation of the Public Reference
certain retirement plans. Please see the     fund expenses; performance of a market       Room, including information about
prospectus for more information.             index does not.                              duplicating fee charges, by calling
                                                                                          1-202-942- 8090 or by electronic request
PRINCIPAL RISKS OF INVESTING IN THE FUND     OTHER INFORMATION                            at the following e-mail address:
                                                                                          publicinfo@sec.gov. The SEC file numbers
o International investing presents certain   o The Conference Board is a not-for-profit   for the fund are 811-1424 and 2-25469. The
risks not associated with investing solely   organization that conducts research and      fund's most recent portfolio holdings, as
in the United States. These include risks    publishes information and analysis to help   filed on Form N-Q, are also available at
relating to fluctuations in the value of     businesses strengthen their performance.     AIMinvestments.com.
the U.S. dollar relative to the values of
other currencies, the custody arrangements   o The returns shown in the Management's      A description of the policies and
made for the fund's foreign holdings,        Discussion of Fund Performance are based     procedures that the fund uses to determine
differences in accounting, political risks   on net asset values calculated for           how to vote proxies relating to portfolio
and the lesser degree of public              shareholder transactions. Generally          securities is available without charge,
information required to be provided by       accepted accounting principles require       upon request, from our Client Services
non-U.S. companies. The fund may invest up   adjustments to be made to the net assets     department at 800-959-4246 or on the AIM
to 20% of its assets in the securities of    of the fund at period end for financial      Web site, AIMinvestments.com. On the home
non-U.S. issuers.                            reporting purposes, and as such, the net     page, scroll down and click on AIM Funds
                                             asset values for shareholder transactions    Proxy Policy. The information is also
ABOUT INDEXES USED IN THIS REPORT            and the returns based on those net asset     available on the Securities and Exchange
                                             values may differ from the net asset         Commission's Web site, sec.gov.
o The unmanaged Lipper Large-Cap Core Fund   values and returns reported in the
Index represents an average of the           Financial Highlights.                        Information regarding how the fund voted
performance of the 30 largest                                                             proxies related to its portfolio
largecapitalization core equity funds        o Industry classifications used in this      securities during the 12 months ended
tracked by Lipper, Inc., an independent      report are generally according to the        6/30/04 is available at our Web site. Go
mutual fund performance monitor.             Global Industry Classification Standard,     to AIMinvestments.com, access the About Us
                                             which was developed by and is the            tab, click on Required Notices and then
o The unmanaged MSCI World Index is a        exclusive property and a service mark of     click on Proxy Voting Activity. Next,
group of global securities tracked by        Morgan Stanley Capital International Inc.    select your fund from the drop-down menu.
Morgan Stanley Capital International.        and Standard & Poor's.

o The unmanaged Russell 1000--Registered
Trademark--Index represents the
performance of the stocks of
large-capitalization companies.

o The unmanaged Standard & Poor's
Composite Index of 500 Stocks (the S&P 500
--Registered Trademark--Index) is an
index of common stocks frequently used as a general measure of U.S. stock market performance.



================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--REGISTERED TRADEMARK--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.           It is our pleasure to introduce you to Bruce Crockett, the
GRAHAM]             new Chairman of the Board of Trustees of the AIM Funds. Bob
                    Graham has served as Chairman of the Board of Trustees of
ROBERT H. GRAHAM    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON          advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
[PHOTO OF           AIM Funds' Board, as Chairman. His appointment became
BRUCE L.            effective on October 4, 2004. Mr. Graham will remain on the
CROCKETT            funds' Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
BRUCE L. CROCKETT   Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                       /s/ MARK H. WILLIAMSON
-------------------------------------      ------------------------------------
Robert H. Graham                           Mark H. Williamson
Chairman, AIM Investments                  CEO & President, AIM Investments
President & Vice Chairman, AIM Funds       Trustee, AIM Funds

December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND MANAGERS MAINTAINED                                                                   YOUR FUND
LONG-TERM INVESTMENT FOCUS
                                                                                           Throughout the fiscal year, we sought out
For the fiscal year ended October 31,           Generally positive economic developments   attractively priced stocks of large
2004, AIM Charter Fund Class A shares        prompted the U.S. Federal Reserve (the        companies with management attuned to the
returned 9.58% at net asset value (NAV).     Fed) to raise its federal funds target        interests of shareholders. In this
PERFORMANCE SHOWN AT NAV DOES NOT INCLUDE    rate from a decades-low 1.00%, where it       effort, we emphasized companies with high
FRONT-END SALES CHARGES, WHICH WOULD HAVE    stood at the beginning of the fiscal          or increasing returns on capital with
REDUCED THE PERFORMANCE. By contrast, its    year, to 1.75% by the fiscal year's           strong growth prospects over the long
broad market index, the S&P 500 Index,       close. In its anecdotal report on the         term. By doing so, we hoped to achieve
returned 9.41%; its style-specific index,    economy released in late October, the Fed     the fund's investment objective--growth
the Russell 1000 Index, returned 9.33%;      said economic activity continued to           of capital. In keeping with our long-term
and its peer group index, the Lipper         expand in September and early October.        investment focus, we did not make any
Large-Cap Core Fund Index, returned          The Fed said that higher energy costs         significant changes to the portfolio, and
6.92%. (Fiscal year returns for all of       were constraining consumer and business       we worked to balance the fund's exposure
the fund's share classes appear in the       spending; that capital spending and           between defensive and economically
table on page 3.) The fund's performance     hiring were rising modestly; and that         sensitive stocks. This positioning is
was due primarily to strong stock            residential real estate activity remained     intended to provide investors with market
selection, particularly within the energy    robust, but non-residential activity          participation if markets rally while
and industrials sectors.                     remained relatively weak.                     providing some downside protection if
                                                                                           markets weaken.
MARKET CONDITIONS                               This generally positive economic news was
                                             offset somewhat by geopolitical                  During the first half of the fiscal
The U.S. economy showed signs of strength    uncertainty and terrorism concerns, as        year, we sold some of our consumer
during the fiscal year ended October 31,     well as soaring oil prices. In                discretionary holdings as investors bid
2004. Economic news was generally            mid-October, Fed Chairman Alan Greenspan      them up amid signs of a sustained
positive, and it included expansion of       said that "so far this year, the rise in      economic recovery. Later in the year, we
gross domestic product (GDP), the            the value of imported oil--essentially a      reduced the fund's energy holdings as
broadest measure of overall economic         tax on U.S. residents--has amounted to        valuations in that sector rose and oil
activity. While remaining positive, GDP      about 3/4 [of one] percent of GDP." The       prices approached record highs. We
growth tapered off somewhat from an          Conference Board reported that consumer       selectively sold stocks when they reached
annualized rate of 4.2% in the fourth        sentiment hit a twoyear high in July,         our target valuations. The result was
quarter of 2003 to a more modest 3.9% in     before declining in August, September and     that energy holdings declined from
the third quarter of 2004.                   October. The organization also reported       overweight to essentially equal weight
                                             that its index of leading economic            relative to the fund's style-specific
                                             indicators declined in October, its fifth     index, while consumer discretionary
                                             consecutive monthly decline.                  holdings declined from being somewhat
                                                                                           overweight to underweight.

                                                                                              In keeping with our valuation-
                                                                                           sensitive investment strategy, we used
                                                                                           proceeds from the sale of consumer
                                                                                           discretionary and energy holdings to add
                                                                                           to our health care and

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                              1. Microsoft Corp.                     3.2%   1. Pharmaceuticals                12.7%
                [PIE CHART]
                                              2. General Mills, Inc.                 2.9    2. Packaged Foods & Meats          8.2
Energy                                8.2%
                                              3. Merck & Co. Inc.                    2.6    3. Integrated Oil & Gas            7.0
Consumer Discretionary                7.5%
                                              4. Tyco International Ltd. (Bermuda)   2.6    4. Systems Software                5.2
Money Market Funds Plus Other
                                              5. Pfizer Inc.                         2.4    5. Semiconductors                  5.1
Assets Less Liabilities               5.7%
                                              6. Wyeth                               2.1    6. Industrial Conglomerates        4.3
Materials                             2.6%
                                              7. GlaxoSmithKline PLC-ADR                    7. Publishing                      3.7
Telecommunication Services            1.3%       (United Kingdom)                    2.1
                                                                                            8. Food Retail                     2.9
Utilities                             1.2%    8. Washington Mutual, Inc.             2.1
                                                                                            9. Railroads                       2.8
Information Technology               16.9%    9. BP PLC-ADR (United Kingdom)         2.1
                                                                                           10. Diversified Banks               2.5
Consumer Staples                     15.6%   10. Computer Associates
                                                 International, Inc.                 2.0
Industrials                          15.3%

Financials                           13.0%

Health Care                          12.7%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

information technology holdings. We were     when many investors were still concerned      adjusted performance that could serve as
particularly attracted to well-known         about accounting issues at the company.       a balance to their more aggressive
companies with long track records of         By focusing on business fundamentals,         equity investments. Thank you for your
success whose stock prices had been          our research identified it as an              continued participation in AIM Charter
depressed by potentially shortterm           established business with significant         Fund.
industry-wide difficulties. Concerns         market share and relatively predictable
about the potential for legislation          cash flow--giving us confidence about         The views and opinions expressed in
permitting drug reimportation, sparse        our estimates of its fair value, which        Management's Discussion of Fund
product pipelines and high-profile           were higher than the company's stock          Performance are those of A I M Advisors,
product withdrawals hurt many health         price at that time. Tyco's new                Inc. These views and opinions are
care stocks, particularly pharmaceutical     management has been demanding of the          subject to change at any time based on
stocks. We added to the fund's               company's various operating units, and        factors such as market and economic
information technology holdings after        recent earnings reports have been             conditions. These views and opinions may
Intel, a fund holding, issued an             positive.                                     not be relied upon as investment advice
earnings warning in September, which                                                       or recommendations, or as an offer for a
caused an indiscriminate sell-off of            Stocks that hindered fund performance      particular security. The information is
information technology stocks.               included Merck, which surprised               not a complete analysis of every aspect
                                             investors (including us) when it              of any market, country, industry,
   In this environment, we identified        voluntarily withdrew its pain relief          security or the fund. Statements of fact
health care stocks that we believed          medication VIOXX--REGISTERED TRADEMARK--      are from sources considered reliable,
offered compelling relative value based      from markets worldwide after tests            but A I M Advisors, Inc. makes no
on their strong free cash flows, even        showed it may increase patients' risk of      representation or warranty as to their
factoring in the difficult industry          heart attacks. The news caused the            completeness or accuracy. Although
backdrop. Likewise, we identified select     company's stock price to fall                 historical performance is no guarantee
semiconductor stocks and purchased them      dramatically. While some correction in        of future results, these insights may
on weakness. We believed that most of        the company's stock price was warranted,      help you understand our investment
their price weakness was due to Intel's      we believed the market punished the           management philosophy.
announcement, rather than any material       stock too severely. As a result, we
erosion in their margins, despite a          continued to hold Merck at the close of             See important fund and index
slight slowdown in chip orders.              the fiscal year because we believed the            disclosures inside front cover.
                                             company's strong free cash flow and
   Strong stock selection in the energy,     compelling yield offered the potential                         RONALD S. SLOAN
industrials and information technology       for future gains with lower downside                           Mr. Sloan, Chartered
sectors helped the fund's performance        risk going forward.                                [SLOAN      Financial Analyst, is
for the fiscal year. Sectors that                                                               PHOTO]      lead portfolio manager
hindered fund performance included           IN CLOSING                                                     of AIM Charter Fund. He
consumer discretionary, financials and                                                                      has been in the
health care.                                 We were pleased to have provided              investment industry since 1971 and joined
                                             investors with positive total returns         AIM in 1998. Mr. Sloan holds a B.S. in
   Stocks that helped fund performance       for the fiscal year. Throughout the           business administration and an M.B.A.
included once-controversial Tyco, a          year, we worked to provide shareholders       from the University of Missouri.
stock we've held for some time. We           with a reliable long-term risk-
purchased the stock                                                                        Assisted by the Mid/Large Cap Core Team

====================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                                       9.58%

Class B Shares                                                       8.81

Class C Shares                                                       8.79

Class R Shares                                                       9.35

S&P 500 Index (Broad Market Index)                                   9.41

Russell 1000 Index
(Style-specific Index)                                               9.33

Lipper Large Cap Core Fund Index
(Peer Group Index)                                                   6.92

TOTAL NET ASSETS                                             $2.9 billion

TOTAL NUMBER OF HOLDINGS*                                              66

Source: Lipper, Inc.
====================================================================================             [RIGHT ARROW GRAPHIC]

                                                                                           For a presentation of your fund's
                                                                                           long-term performance record,
                                                                                           please turn to page 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        costs of investing in the fund and
                                             to estimate the expenses that you paid        other funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your           hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example,         hypothetical examples that appear in
costs, which may include sales charges       an $8,600 account value divided by            the shareholder reports of the other
(loads) on purchase payments;                $1,000 = 8.6), then multiply the result       funds.
contingent deferred sales charges on         by the number in the table under the
redemptions; and redemption fees, if         heading entitled "Actual Expenses Paid            Please note that the expenses shown
any; and (2) ongoing costs, including        During Period" to estimate the expenses       in the table are meant to highlight
management fees; distribution and/or         you paid on your account during this          your ongoing costs only and do not
service fees (12b-1); and other fund         period.                                       reflect any transactional costs, such
expenses. This example is intended to                                                      as sales charges (loads) on purchase
help you understand your ongoing costs                                                     payments, contingent deferred sales
(in dollars) of investing in the fund        HYPOTHETICAL EXAMPLE FOR                      charges on redemptions, and redemption
and to compare these costs with ongoing      COMPARISON PURPOSES                           fees, if any. Therefore, the
costs of investing in other mutual                                                         hypothetical information is useful in
funds. The example is based on an            The table below also provides                 comparing ongoing costs only, and will
investment of $1,000 invested at the         information about hypothetical account        not help you determine the relative
beginning of the period and held for         values and hypothetical expenses based        total costs of owning different funds.
the entire period, May 1, 2004 -             on the fund's actual expense ratio and        In addition, if these transactional
October 31, 2004.                            an assumed rate of return of 5% per           costs were included, your costs would
                                             year before expenses, which is not the        have been higher.
ACTUAL EXPENSES                              fund's actual return. The hypothetical
                                             account values and expenses may not be
The table below provides information         used to estimate the actual ending
about actual account values and actual       account balance or expenses you paid
expenses. You may use the information        for the period. You may use this
in this table,                               information to compare the ongoing

===================================================================================================================================

                                                ACTUAL                          HYPOTHETICAL
                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)
               BEGINNING ACCOUNT  ENDING ACCOUNT     EXPENSES         ENDING ACCOUNT       EXPENSES
                     VALUE              VALUE       PAID DURING           VALUE          PAID DURING
                   (5/1/04)         (10/31/04)(1)    PERIOD(2)          (10/31/04)        PERIOD(2)
Class A           $1,000.00         $1,009.10         $6.46             $1,018.70         $ 6.50
Class B            1,000.00          1,006.90          9.99              1,015.18          10.03
Class C            1,000.00          1,006.00          9.98              1,015.18          10.03
Class R            1,000.00          1,009.20          7.47              1,017.70           7.51

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 0.91%, 0.69%, 0.60% and 0.92% for Class A, B, C and R
shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.28%, 1.98%,
1.98% and 1.48% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
===================================================================================================================================


                                                                            [ARRROW           For More Information Visit
                                                                            BUTTON                 AIMinvestments.com
                                                                            IMAGE]

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   11/26/68-10/31/04; index data from 11/30/68

    Your fund's total return includes                                   [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                Date                     AIM Charter Fund                     S&P 500
management fees. Index results include                                    Class A Shares                       Index
reinvested dividends, but they do not
reflect sales charges. Performance of
an index of funds reflects fund              11/26/1968                     $  9450                          $ 10000
expenses and management fees;                     10/69                        9577                             9238
performance of a market index does not.           10/70                        7043                             8214
Performance shown in the chart does not           10/71                        9192                             9598
reflect deduction of taxes a                      10/72                       12774                            11702
shareholder would pay on fund                     10/73                       14167                            11703
distributions or sale of fund shares.             10/74                        9745                             8335
Performance of the indexes does not               10/75                       11909                            10500
reflect the effects of taxes.                     10/76                       14380                            12616
                                                  10/77                       16096                            11855
    In evaluating this chart, please              10/78                       21539                            12607
note that the chart uses a logarithmic            10/79                       27424                            14555
scale along the vertical axis (the                10/80                       42322                            19228
value scale). This means that each                10/81                       45448                            19338
scale increment always represents the             10/82                       49290                            22487
same percent change in price; in a                10/83                       63951                            28771
linear chart each scale increment                 10/84                       58999                            30603
always represents the same absolute               10/85                       67497                            36519
change in price. In this example, the             10/86                       88821                            48638
scale increment between $5,000 and                10/87                       94792                            51750
$10,000 is the same as that between               10/88                      100381                            59387
$10,000 and $20,000. In a linear chart,           10/89                      134197                            75038
the latter scale increment would be               10/90                      139372                            69426
twice as large. The benefit of using a            10/91                      191818                            92625
logarithmic scale is that it better               10/92                      199832                           101840
illustrates performance during the                10/93                      233649                           117023
early years before reinvested                     10/94                      227680                           121537
distributions and compounding create              10/95                      289223                           153633
the potential for the original                    10/96                      337503                           190629
investment to grow to very large                  10/97                      433958                           251819
numbers. Had the chart used a linear              10/98                      482479                           307250
scale along its vertical axis, you                10/99                      646804                           386098
would not be able to see as clearly the           10/00                      734728                           409564
movements in the value of the fund and            10/01                      450077                           307629
the indexes during the fund's early               10/02                      411779                           261188
years. We use a logarithmic scale in              10/03                      478519                           315480
financial reports of funds that have              10/04                     $524869                          $345173
more than five years of performance                                                             Source: Lipper, Inc.
history.
                                             CLASS R SHARES
AVERAGE ANNUAL TOTAL RETURNS                 10 Years                             8.47%         The performance data quoted
As of 10/31/04, including applicable sales    5 Years                            -4.32     represent past performance and cannot
charges                                       1 Year                              9.35     guarantee comparable future results;
                                                                                           current performance may be lower or
CLASS A SHARES                               In addition to returns as of the close        higher. Please visit AIMinvestments.com
Inception (11/26/68)                11.65%   of the fiscal year, industry                  for the most recent month-end
10 Years                             8.08    regulations require us to provide             performance. Performance figures
 5 Years                            -5.19    average annual total returns as of            reflect reinvested distributions,
 1 Year                              3.53    9/30/04, the most recent calendar             changes in net asset value and the
                                             quarter-end.                                  effect of the maximum sales charge
CLASS B SHARES                                                                             unless otherwise stated. Investment
Inception (6/26/95)                  6.85%   AVERAGE ANNUAL TOTAL RETURNS                  return and principal value will
 5 Years                            -5.12    As of 9/30/04, including applicable sales     fluctuate so that you may have a gain
 1 Year                              3.81    charges                                       or loss when you sell shares.

CLASS C SHARES                               CLASS A SHARES                                    Class A share performance reflects
Inception (8/4/97)                   1.48%   Inception (11/26/68)                11.65%    the maximum 5.50% sales charge, and
 5 Years                            -4.79    10 Years                             8.07     Class B and Class C share performance
 1 Year                              7.79     5 Years                            -4.30     reflects the applicable contingent
                                              1 Year                              5.84     deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
                                             CLASS B SHARES                                shares declines from 5% beginning at
                                             Inception (6/26/95)                  6.79%    the time of purchase to 0% at the
                                              5 Years                            -4.23     beginning of the seventh year. The CDSC
                                              1 Year                              6.23     on Class C shares is 1% for the first
                                                                                           year after purchase. Class R shares do
                                             CLASS C SHARES                                not have a front-end sales charge;
                                             Inception (8/4/97)                   1.35%    returns shown are at net asset value
                                              5 Years                            -3.90     and do not reflect a 0.75% CDSC that
                                              1 Year                             10.20     may be imposed on a total redemption of
                                                                                           retirement plan assets within the first
                                             CLASS R SHARES                                year.
                                             10 Years                             8.45%
                                              5 Years                            -3.43         The performance of the fund's share
                                              1 Year                             11.71     classes will differ due to different
                                                                                           sales charge structures and class
                                             Class R shares' inception date is             expenses.
                                             6/3/02. Returns since that date are
                                             historical returns. All other returns
                                             are blended returns of historical Class
                                             R share performance and restated Class
                                             A share performance (for periods prior
                                             to the inception date of Class R
                                             shares) at net asset value, adjusted to
                                             reflect the higher Rule 12b-1 fees
                                             applicable to Class R shares.
===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM CHARTER FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (7/30/91)                 8.75%     shown. All returns assume reinvestment of
shareholders with a performance overview       10 Years                          9.18      distributions at net asset value.
specific to their holdings. Institutional       5 Years                         -3.66      Investment return and principal value
Class shares are offered exclusively to         1 Year                          10.21      will fluctuate so your shares, when
institutional investors, including                                                         redeemed, may be worth more or less than
defined contribution plans that meet         =========================================     their original cost. See full report for
certain criteria.                            AVERAGE ANNUAL TOTAL RETURNS                  information on comparative benchmarks.
                                             For periods ended 9/30/04                     Please consult your fund prospectus for
                                             Inception (7/30/91)                 8.71%     more information. For the most current
                                               10 Years                          9.17      month-end performance, please call
                                                5 Years                         -2.77      800-451-4246 or visit AIMinvestments.com.
                                                1 Year                          12.53

                                             =========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         CHT-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      may not be used to estimate the actual
                                             the period. Simply divide your account        ending account balance or expenses you
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       paid for the period. You may use this
ongoing costs, including management fees;    account value divided by $1,000 = 8.6),       information to compare the ongoing costs
and other fund expenses. This example is     then multiply the result by the number in     of investing in the fund and other funds.
intended to help you understand your         the table under the heading entitled          To do so, compare this 5% hypothetical
ongoing costs (in dollars) of investing      "Actual Expenses Paid During Period" to       example with the 5% hypothetical examples
in the fund and to compare these costs       estimate the expenses you paid on your        that appear in the shareholder reports of
with ongoing costs of investing in other     account during this period.                   the other funds.
mutual funds. The example is based on an
investment of $1,000 invested at the         HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown in
beginning of the period and held for the     COMPARISON PURPOSES                           the table are meant to highlight your
entire period, May 1, 2004, to October                                                     ongoing costs only. Therefore, the
31, 2004.                                    The table below also provides information     hypothetical information is useful in
                                             about hypothetical account values and         comparing ongoing costs only, and will
ACTUAL EXPENSES                              hypothetical expenses based on the fund's     not help you determine the relative total
                                             actual expense ratio and an assumed rate      costs of owning different funds.
The table below provides information         of return of 5% per year before expenses,
about actual account values and actual       which is not the fund's actual return.
expenses. You may use the information in     The hypothetical account values and
this table, together with the amount you     expenses
invested, to

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $1,012.90             $3.79            $1,021.37              $3.81

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 1.29% for the Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio, 0.75% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         CHT-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.34%

AEROSPACE & DEFENSE-1.26%

Northrop Grumman Corp.                            700,000   $   36,225,000
==========================================================================

BREWERS-1.48%

Heineken N.V. (Netherlands)(a)(b)               1,347,106       42,595,608
==========================================================================

BUILDING PRODUCTS-1.40%

Masco Corp.                                     1,174,500       40,238,370
==========================================================================

COMMUNICATIONS EQUIPMENT-1.03%

Nokia Oyj-ADR (Finland)                         1,924,100       29,669,622
==========================================================================

COMPUTER HARDWARE-1.59%

International Business Machines Corp.             510,000       45,772,500
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.36%

First Data Corp.                                  945,000       39,009,600
==========================================================================

DEPARTMENT STORES-1.91%

Kohl's Corp.(c)                                 1,081,700       54,907,092
==========================================================================

DIVERSIFIED BANKS-2.53%

Bank of America Corp.                           1,011,000       45,282,690
--------------------------------------------------------------------------
Wachovia Corp.                                    554,850       27,304,168
==========================================================================
                                                                72,586,858
==========================================================================

DIVERSIFIED CHEMICALS-1.19%

Dow Chemical Co. (The)                            758,000       34,064,520
==========================================================================

ELECTRIC UTILITIES-1.23%

FPL Group, Inc.                                   511,200       35,221,680
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.17%

Emerson Electric Co.                              525,000       33,626,250
==========================================================================

ENVIRONMENTAL SERVICES-1.99%

Waste Management, Inc.                          2,006,500       57,145,120
==========================================================================

FOOD RETAIL-2.91%

Kroger Co. (The)(c)                             3,460,000       52,280,600
--------------------------------------------------------------------------
Safeway Inc.(c)                                 1,720,000       31,372,800
==========================================================================
                                                                83,653,400
==========================================================================

HOUSEHOLD PRODUCTS-1.07%

Kimberly-Clark Corp.                              513,000       30,610,710
==========================================================================

HOUSEWARES & SPECIALTIES-1.05%

Newell Rubbermaid Inc.                          1,400,000       30,184,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.94%

Wal-Mart Stores, Inc.                             500,000       26,960,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-4.26%

General Electric Co.                            1,434,500   $   48,945,140
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               2,360,000       73,514,000
==========================================================================
                                                               122,459,140
==========================================================================

INDUSTRIAL MACHINERY-2.48%

Dover Corp.                                     1,040,800       40,872,216
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          329,500       30,406,260
==========================================================================
                                                                71,278,476
==========================================================================

INTEGRATED OIL & GAS-7.03%

Amerada Hess Corp.                                290,500       23,446,255
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                     1,015,000       59,123,750
--------------------------------------------------------------------------
ChevronTexaco Corp.                               467,000       24,779,020
--------------------------------------------------------------------------
ConocoPhillips                                    305,300       25,739,843
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 892,700       43,938,694
--------------------------------------------------------------------------
Murphy Oil Corp.                                  310,900       24,878,218
==========================================================================
                                                               201,905,780
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.34%

ALLTEL Corp.                                      700,000       38,451,000
==========================================================================

INTERNET RETAIL-0.80%

IAC/InterActiveCorp.(a)(c)                      1,070,000       23,133,400
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.04%

Morgan Stanley                                    582,250       29,747,152
==========================================================================

IT CONSULTING & OTHER SERVICES-1.01%

Accenture Ltd.-Class A (Bermuda)(c)             1,200,000       29,052,000
==========================================================================

LIFE & HEALTH INSURANCE-1.16%

Prudential Financial, Inc.                        716,200       33,281,814
==========================================================================

OFFICE ELECTRONICS-1.62%

Xerox Corp.(c)                                  3,156,300       46,618,551
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.14%

Baker Hughes Inc.                                 763,000       32,679,290
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                    670,000       29,727,900
--------------------------------------------------------------------------
Principal Financial Group, Inc.                   955,000       36,060,800
==========================================================================
                                                                65,788,700
==========================================================================

PACKAGED FOODS & MEATS-8.23%

Campbell Soup Co.                               2,107,000       56,551,880
--------------------------------------------------------------------------
General Mills, Inc.                             1,880,000       83,190,000
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                        1,600,000       53,296,000
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

Sara Lee Corp.                                  1,865,000   $   43,417,200
==========================================================================
                                                               236,455,080
==========================================================================

PAPER PRODUCTS-1.44%

Georgia-Pacific Corp.                           1,200,000       41,508,000
==========================================================================

PHARMACEUTICALS-12.68%

Bristol-Myers Squibb Co.                        1,635,000       38,308,050
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)        1,430,000       60,632,000
--------------------------------------------------------------------------
Johnson & Johnson                                 495,000       28,898,100
--------------------------------------------------------------------------
Merck & Co. Inc.                                2,420,000       75,770,200
--------------------------------------------------------------------------
Pfizer Inc.                                     2,395,000       69,335,250
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                      1,168,000       30,368,000
--------------------------------------------------------------------------
Wyeth                                           1,540,000       61,061,000
==========================================================================
                                                               364,372,600
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.97%

ACE Ltd. (Cayman Islands)                         750,000       28,545,000
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               828,122       28,123,023
==========================================================================
                                                                56,668,023
==========================================================================

PUBLISHING-3.71%

Gannett Co., Inc.                                 450,000       37,327,500
--------------------------------------------------------------------------
New York Times Co. (The)-Class A(a)               952,900       38,163,645
--------------------------------------------------------------------------
Tribune Co.                                       720,000       31,104,000
==========================================================================
                                                               106,595,145
==========================================================================

RAILROADS-2.76%

Norfolk Southern Corp.                          1,334,000       45,289,300
--------------------------------------------------------------------------
Union Pacific Corp.                               538,000       33,877,860
==========================================================================
                                                                79,167,160
==========================================================================

REGIONAL BANKS-1.87%

BB&T Corp.                                        709,300       29,159,323
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              351,150       24,713,937
==========================================================================
                                                                53,873,260
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


SEMICONDUCTORS-5.07%

Analog Devices, Inc.                              855,000   $   34,422,300
--------------------------------------------------------------------------
Intel Corp.                                     1,889,500       42,060,270
--------------------------------------------------------------------------
National Semiconductor Corp.(c)                 2,139,000       35,721,300
--------------------------------------------------------------------------
Xilinx, Inc.                                    1,097,000       33,568,200
==========================================================================
                                                               145,772,070
==========================================================================

SOFT DRINKS-0.99%

Coca-Cola Co. (The)                               700,000       28,462,000
==========================================================================

SYSTEMS SOFTWARE-5.23%

Computer Associates International, Inc.         2,099,000       58,163,290
--------------------------------------------------------------------------
Microsoft Corp.                                 3,287,000       92,003,130
==========================================================================
                                                               150,166,420
==========================================================================

THRIFTS & MORTGAGE FINANCE-2.11%

Washington Mutual, Inc.                         1,564,560       60,564,118
==========================================================================
    Total Common Stocks & Other Equity
      Interests
      (Cost $2,396,059,963)                                  2,710,469,509
==========================================================================

MONEY MARKET FUNDS-5.78%

Liquid Assets Portfolio-Institutional
  Class(d)                                     83,058,993       83,058,993
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    83,058,993       83,058,993
==========================================================================
    Total Money Market Funds (Cost
      $166,117,986)                                            166,117,986
==========================================================================
TOTAL INVESTMENTS-100.12% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,562,177,949)                                            2,876,587,495
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.95%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  27,336,279       27,336,279
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,336,279)                                        27,336,279
==========================================================================
TOTAL INVESTMENTS-101.07% (Cost $2,589,514,228)              2,903,923,774
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.07%)                          (30,677,348)
==========================================================================
NET ASSETS-100.00%                                          $2,873,246,426
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) All or a portion of this security has been pledged as collateral for security lending transactions as of October 31, 2004.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 1.47% of the Fund's Total Investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $2,396,059,963)*                            $2,710,469,509
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $193,454,265)                            193,454,265
============================================================
  Total investments (cost $2,589,514,228)      2,903,923,774
------------------------------------------------------------
Receivables for:
  Investments sold                                    91,749
------------------------------------------------------------
  Fund shares sold                                   677,874
------------------------------------------------------------
  Dividends                                        3,441,529
------------------------------------------------------------
  Investments matured (Note 10)                    2,616,170
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               225,690
------------------------------------------------------------
Other assets                                          61,803
============================================================
  Total assets                                 2,911,038,589
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                           7,281,636
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                444,079
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       27,336,279
------------------------------------------------------------
Accrued distribution fees                          1,338,545
------------------------------------------------------------
Accrued trustees' fees                                 4,421
------------------------------------------------------------
Accrued transfer agent fees                        1,070,958
------------------------------------------------------------
Accrued operating expenses                           316,245
============================================================
     Total liabilities                            37,792,163
============================================================
Net assets applicable to shares outstanding   $2,873,246,426
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,220,676,279
------------------------------------------------------------
Undistributed net investment income                5,696,221
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (667,535,620)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     314,409,546
============================================================
                                              $2,873,246,426
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,843,623,034
____________________________________________________________
============================================================
Class B                                       $  885,499,723
____________________________________________________________
============================================================
Class C                                       $  138,305,296
____________________________________________________________
============================================================
Class R                                       $    2,533,768
____________________________________________________________
============================================================
Institutional Class                           $    3,284,605
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          151,588,810
____________________________________________________________
============================================================
Class B                                           76,298,853
____________________________________________________________
============================================================
Class C                                           11,883,687
____________________________________________________________
============================================================
Class R                                              209,486
____________________________________________________________
============================================================
Institutional Class                                  262,233
____________________________________________________________
============================================================
Class A :
  Net asset value per share                   $        12.16
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.16 divided by
       94.50%)                                $        12.87
____________________________________________________________
============================================================
Class B :
  Net asset value and offering price per
     share                                    $        11.61
____________________________________________________________
============================================================
Class C :
  Net asset value and offering price per
     share                                    $        11.64
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        12.10
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        12.53
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $26,097,344 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $182,690)        $ 55,078,131
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $25,015)*                           2,075,348
--------------------------------------------------------------------------
Interest                                                               956
==========================================================================
    Total investment income                                     57,154,435
==========================================================================

EXPENSES:

Advisory fees                                                   20,136,790
--------------------------------------------------------------------------
Administrative services fees                                       585,397
--------------------------------------------------------------------------
Custodian fees                                                     243,906
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        5,883,153
--------------------------------------------------------------------------
  Class B                                                       10,549,491
--------------------------------------------------------------------------
  Class C                                                        1,572,686
--------------------------------------------------------------------------
  Class R                                                           11,195
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       8,357,015
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           1,847
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              73,380
--------------------------------------------------------------------------
Other                                                            1,564,364
==========================================================================
    Total expenses                                              48,979,224
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
      arrangements                                                (360,129)
==========================================================================
    Net expenses                                                48,619,095
==========================================================================
Net investment income                                            8,535,340
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        284,896,878
--------------------------------------------------------------------------
  Foreign currencies                                                47,518
==========================================================================
                                                               284,944,396
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                           (662,843)
==========================================================================
Net gain from investment securities and foreign currencies     284,281,553
==========================================================================
Net increase in net assets resulting from operations          $292,816,893
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    8,535,340    $    3,496,816
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           284,944,396      (177,091,373)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                    (662,843)      649,909,999
==============================================================================================
    Net increase in net assets resulting from operations         292,816,893       476,315,442
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (4,234,798)               --
----------------------------------------------------------------------------------------------
  Class R                                                             (2,682)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (14,410)               --
==============================================================================================
  Decrease in net assets resulting from distributions             (4,251,890)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (343,025,821)     (380,938,708)
----------------------------------------------------------------------------------------------
  Class B                                                       (360,933,716)     (215,082,650)
----------------------------------------------------------------------------------------------
  Class C                                                        (39,355,393)      (29,277,194)
----------------------------------------------------------------------------------------------
  Class R                                                            642,358         1,521,693
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,074,851           339,875
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (741,597,721)     (623,436,984)
==============================================================================================
    Net increase (decrease) in net assets                       (453,032,718)     (147,121,542)
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,326,279,144     3,473,400,686
==============================================================================================
  End of year (including undistributed net investment income
    of $5,696,221 and $1,365,253, respectively)               $2,873,246,426    $3,326,279,144
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $44,820. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $267,010 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $585,397 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $8,357,015 for Class A, Class B, Class C and Class R shares and $1,847 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $5,883,153, $10,549,491, $1,572,686 and $11,195, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $234,197 in front-end sales commissions from the sale of Class A shares and $3,448, $59,959, $6,679 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 98,974,452      $487,207,080     $  (503,122,539)       $   --        $ 83,058,993     $1,032,599      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            98,974,452       487,207,080        (503,122,539)           --          83,058,993      1,017,734          --
===================================================================================================================================
  Subtotal       $197,948,904      $974,414,160     $(1,006,245,078)       $   --        $166,117,986     $2,050,333      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 22,552,000     $  341,863,851    $  (364,415,851)       $   --        $         --     $   21,732      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --         46,453,174        (19,116,895)           --          27,336,279          3,283          --
===================================================================================================================================
  Subtotal       $ 22,552,000     $  388,317,025    $  (383,532,746)       $   --        $ 27,336,279     $   25,015      $   --
===================================================================================================================================
  Total          $220,500,904     $1,362,731,185    $(1,389,777,824)       $   --        $193,454,265     $2,075,348      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $43,476,128 and $115,762,500, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $48,299, which resulted in a reduction of the Fund's total expenses of $48,299.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $15,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $26,097,344 were on loan to brokers. The loans were secured by cash collateral of $27,336,279 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $25,015 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from ordinary income                       $4,251,890    $   --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $    8,592,013
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           264,884,884
----------------------------------------------------------------------------
Temporary book/tax difference                                       (394,478)
----------------------------------------------------------------------------
Capital loss carryforward                                       (620,512,272)
----------------------------------------------------------------------------
Shares of beneficial interest                                  3,220,676,279
============================================================================
Total net assets                                              $2,873,246,426
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $282,887,750 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $488,443,372
-----------------------------------------------------------------------------
October 31, 2011                                                 132,068,900
=============================================================================
Total capital loss carryforward                                 $620,512,272
_____________________________________________________________________________
=============================================================================
* Capital loss carryforward as of the date listed above is
  reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $1,066,339,251 and $1,695,085,970, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00% which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 376,858,000
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (111,973,116)
===============================================================================
Net unrealized appreciation of investment securities             $ 264,884,884
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $2,639,038,890.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2004, undistributed net investment income was increased by $47,518 and undistributed net realized gain (loss) was decreased by $47,518. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,951,437    $  94,832,462     16,680,459    $ 167,057,570
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,877,677       44,222,154      8,128,480       78,572,729
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,217,568       13,934,813      2,035,003       19,657,080
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          95,004        1,120,376        182,932        1,841,485
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             515,765        6,344,104         53,551          570,090
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         345,517        3,966,625             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                             234            2,681             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 714            8,400             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      12,968,092      155,893,419      3,640,846       37,843,518
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,548,346)    (155,893,419)    (3,789,510)     (37,843,518)
==========================================================================================================================
Reacquired:
  Class A                                                     (50,261,476)    (597,718,327)   (58,788,618)    (585,839,796)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,841,949)    (249,262,451)   (26,845,101)    (255,811,861)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,652,957)     (53,290,206)    (5,102,475)     (48,934,274)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (40,399)        (480,699)       (29,999)        (319,792)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (434,182)      (5,277,653)       (22,226)        (230,215)
==========================================================================================================================
                                                              (63,807,301)   $(741,597,721)   (63,856,658)   $(623,436,984)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13.20% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004             2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    11.12       $     9.57    $    10.46    $    18.07    $    17.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.06(a)          0.04(a)       0.01(b)      (0.03)        (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.00             1.51         (0.90)        (6.70)         2.30
=================================================================================================================================
    Total from investment operations                             1.06             1.55         (0.89)        (6.73)         2.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.88)        (1.35)
=================================================================================================================================
    Total distributions                                         (0.02)              --            --         (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period                             $    12.16       $    11.12    $     9.57    $    10.46    $    18.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  9.58%           16.20%        (8.51)%      (38.75)%       13.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,843,623       $2,008,702    $2,096,866    $3,159,304    $5,801,869
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(d)         1.30%         1.22%         1.16%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.27%(d)         1.30%         1.22%         1.17%         1.08%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.54%(d)         0.39%         0.09%(b)      (0.24)%      (0.20)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            36%              28%          103%           78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,961,051,091.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              2004              2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  10.67         $     9.24    $    10.18    $    17.72    $    16.97
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.02)(a)          (0.03)(a)      (0.08)(b)      (0.13)      (0.17)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.96               1.46         (0.86)        (6.53)         2.27
=================================================================================================================================
    Total from investment operations                           0.94               1.43         (0.94)        (6.66)         2.10
=================================================================================================================================
Less distributions from net realized gains                       --                 --            --         (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period                             $  11.61         $    10.67    $     9.24    $    10.18    $    17.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                8.81%             15.48%        (9.23)%      (39.14)%       12.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $885,500         $1,149,943    $1,204,617    $1,719,470    $3,088,611
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.96%(d)           2.00%         1.92%         1.86%         1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.97%(d)           2.00%         1.92%         1.87%         1.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.16%)(d)         (0.31)%       (0.61%)(b)      (0.94)%      (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          36%                28%          103%           78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,054,949,073.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.70       $   9.27    $  10.21    $  17.77    $  17.01
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)      (0.03)(a)    (0.08)(b)    (0.13)    (0.17)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.96           1.46       (0.86)      (6.55)       2.28
=========================================================================================================================
    Total from investment operations                              0.94           1.43       (0.94)      (6.68)       2.11
=========================================================================================================================
Less distributions from net realized gains                          --             --          --       (0.88)      (1.35)
=========================================================================================================================
Net asset value, end of period                                $  11.64       $  10.70    $   9.27    $  10.21    $  17.77
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   8.79%         15.43%      (9.21)%    (39.14)%     12.78%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $138,305       $163,859    $170,444    $248,533    $412,872
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.96%(d)       2.00%       1.92%       1.86%       1.80%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.97%(d)       2.00%       1.92%       1.87%       1.82%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(d)     (0.31)%     (0.61)%(b)    (0.94)%    (0.94)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             36%            28%        103%         78%         80%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $157,268,602.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.08         $ 9.56       $ 10.94
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.04(a)        0.02(a)       0.00
====================================================================================================
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.00           1.50         (1.38)
====================================================================================================
    Total from investment operations                            1.04           1.52         (1.38)
====================================================================================================
Less dividends from net investment income                      (0.02)            --            --
====================================================================================================
Net asset value, end of period                                $12.10         $11.08       $  9.56
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 9.35%         15.90%       (12.61)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,534         $1,714       $    16
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.46%(c)(d)    1.50%         1.42%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets     0.34%(c)       0.19%        (0.11)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        36%            28%          103%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,239,072.
(d) After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 1.47%
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                INSTITUTIONAL
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2004         2003      2002      2001       2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.45       $ 9.80    $10.67    $ 18.33    $17.33
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.13(a)      0.09(a)   0.06(b)    0.04      0.52
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.03         1.56     (0.93)     (6.82)     1.83
================================================================================================================
    Total from investment operations                            1.16         1.65     (0.87)     (6.78)     2.35
================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.08)          --        --         --        --
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --        --      (0.88)    (1.35)
================================================================================================================
    Total distributions                                        (0.08)          --        --      (0.88)    (1.35)
================================================================================================================
Net asset value, end of period                                $12.53       $11.45    $ 9.80    $ 10.67    $18.33
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                10.21%       16.84%    (8.15)%   (38.46)%   14.02%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,285       $2,061    $1,457    $ 1,648    $3,234
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.74%(d)     0.79%     0.79%      0.68%     0.66%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.75%(d)     0.79%     0.83%      0.69%     0.68%
================================================================================================================
Ratio of net investment income to average net assets            1.06%(d)     0.90%     0.52%(b)    0.25%    0.20%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           36%          28%      103%        78%       80%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $4,378,524.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. and A I M Management
                                                      Group Inc., A I M Advisors, Inc.; and
                                                      Director and Chairman, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS                  SUB-ADVISOR
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP         A I M Capital
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         5 Houston Center          Management, Inc.
Houston, TX 77046-1173    Suite 100                 Suite 100                 1401 McKinney             11 Greenway Plaza
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200                Suite 100
                                                                              Houston, TX 77010-4035    Houston, TX 77046-1173

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 100% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the Fund designated 100% or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.


    DOMESTIC EQUITY                         INTERNATIONAL/GLOBAL EQUITY                             FIXED INCOME
AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                    AIM Developing Markets Fund
AIM Basic Balanced Fund*              AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                  AIM European Small Company Fund(5)             AIM High Yield Fund
AIM Blue Chip Fund                    AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund          AIM Global Equity Fund(6)                      AIM Intermediate Government Fund
AIM Charter Fund                      AIM Global Growth Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                AIM Global Value Fund                          AIM Money Market Fund
AIM Core Stock Fund(1)                AIM International Core Equity Fund(1)          AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund      AIM International Emerging Growth Fund(7)      AIM Total Return Bond Fund
AIM Diversified Dividend Fund         AIM International Growth Fund                  Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                  AIM Trimark Fund
AIM Emerging Growth Fund                                                             TAX-FREE
AIM Large Cap Basic Value Fund                 SECTOR EQUITY
AIM Large Cap Growth Fund                                                            AIM High Income Municipal Fund
AIM Libra Fund                        AIM Advantage Health Sciences Fund(1)          AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund          AIM Energy Fund(1)                             AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)       AIM Financial Services Fund(1)                 AIM Tax-Free Intermediate Fund Fixed Income
AIM Mid Cap Growth Fund               AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)             AIM Gold & Precious Metals Fund(1)                  AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund              AIM Health Sciences Fund(1)
AIM Opportunities II Fund             AIM Leisure Fund(1)                            AIM Aggressive Allocation Fund
AIM Opportunities III Fund            AIM Multi-Sector Fund(1)                       AIM Conservative Allocation Fund
AIM Premier Equity Fund               AIM Real Estate Fund                           AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)             AIM Technology Fund(1)
AIM Select Equity Fund                AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)          =============================================================================================
AIM Small Company Growth Fund(1)      CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND
AIM Total Return Fund*(1)             OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ
AIM Trimark Endeavor Fund              IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund      =============================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

    If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

                               AIMinvestments.com                       CHT-AR-1



                          [YOUR GOALS. OUR SOLUTIONS.] -- REGISTERED TRADEMARK --
--------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management        -- REGISTERED TRADEMARK --
                                  Plans     Accounts
--------------------------------------------------------------------------------------------

                                                          AIM Constellation Fund
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
-- Registered Trademark --                        -- REGISTERED TRADEMARK --

====================================================================================================================================
AIM CONSTELLATION FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Lipper Multi-Cap Growth       The fund files its complete schedule of
                                             Fund Index represents an average of the       portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      performance of the 30 largest                 and Exchange Commission ("SEC") for the
not available as an investment for           multi-capitalization growth funds tracked     1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      by Lipper, Inc., an independent mutual        on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          fund performance monitor.                     are available on the SEC's Web site at
Code, including 401(k) plans, money                                                        http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o The unmanaged MSCI World Index is a         Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      group of global securities tracked by         the SEC's Public Reference Room at 450
accounts invested in Class B shares will     Morgan Stanley Capital International.         Fifth Street, N.W., Washington, D.C.
continue to be allowed to make                                                             20549-0102. You can obtain information
additional purchases.                        o The fund is not managed to track the        on the operation of the Public Reference
                                             performance of any particular index,          Room, including information about
o Class R shares are available only to       including the indexes defined here, and       duplicating fee charges, by calling
certain retirement plans. Please see the     consequently, the performance of the          1-202-942-8090 or by electronic request
prospectus for more information.             fund may deviate significantly from the       at the following e-mail address:
                                             performance of the indexes. Performance       publicinfo@sec.gov. The SEC file numbers
PRINCIPAL RISKS OF INVESTING IN THE FUND     of an index of funds reflects fund            for the fund are 811-1424 and 2-25469.
                                             expenses; performance of a market index       The fund's most recent portfolio
o Investing in small and mid-size            does not.                                     holdings, as filed on Form NQ, are also
companies involves risks not associated                                                    available at AIMinvestments.com.
with investing in more established           o A direct investment cannot be made in
companies. Also, small companies have        an index. Unless otherwise indicated,         A description of the policies and
business risk, significant stock price       index results include reinvested              procedures that the fund uses to
fluctuations and illiquidity.                dividends, and they do not reflect sales      determine how to vote proxies relating
                                             charges.                                      to portfolio securities is available
ABOUT INDEXES USED IN THIS REPORT                                                          without charge, upon request, from our
                                             OTHER INFORMATION                             Client Services department at
o The unmanaged Standard & Poor's                                                          800-959-4246 or on the AIM Web site,
Composite Index of 500 Stocks (the S&P       o Industry classifications used in this       AIMinvestments.com. On the home page,
500--Registered Trademark--) is an           report are generally according to the         scroll down and click on AIM Funds Proxy
index of common stocks frequently used       Global Industry Classification Standard,      Policy. The information is also
as a general measure of U.S. stock           which was developed by and is the             available on the Securities and Exchange
market performance.                          exclusive property and a service mark of      Commission's Web site, sec.gov.
                                             Morgan Stanley Capital International
o The unmanaged Russell 1000                 Inc. and Standard & Poor's.                   Information regarding how the fund voted
--Registered Trademark--Growth Index is                                                    proxies related to its portfolio
a subset of the unmanaged Russell 1000--     o The returns shown in the Management's       securities during the 12 months ended
Registered Trademark--Index, which           Discussion of Fund Performance are based      6/30/04 is available at our Web site. Go
represents the performance of the stocks     on net asset values calculated for            to AIMinvestments.com, access the About
of large-capitalization companies; the       shareholder transactions. Generally           Us tab, click on Required Notices and
Growth subset measures the performance       accepted accounting principles require        then click on Proxy Voting Activity.
of Russell 1000 companies with higher        adjustments to be made to the net assets      Next, select your fund from the
price/book ratios and higher forecasted      of the fund at period end for financial       drop-down menu.
growth values.                               reporting purposes, and as such, the net
                                             asset values for shareholder
                                             transactions and the returns based on
                                             those net asset values may differ from
                                             the net asset values and returns
                                             reported in the Financial Highlights.

                                             o Bloomberg is an independent financial
                                             research and reporting firm.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H. GRAHAM    Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
[PHOTO OF           Securities and Exchange Commission recently adopted a rule
MARK H.             requiring that an independent fund trustee, meaning a
WILLIAMSON]         trustee who is not an officer of the fund's investment
                    advisor, serve as chairman of the funds' Board. In
MARK H. WILLIAMSON  addition, a similar provision was included in the terms of
                    AIM Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/S/ ROBERT H. GRAHAM                            /S/ MARK H. WILLIAMSON
Robert H. Graham                                Mark H. Williamson
Chairman, AIM Investments                       CEO & President, AIM Investments
President & Vice Chairman, AIM Funds            Trustee, AIM Funds

December 16, 2004


AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND POSITIONED FOR CONTINUED ECONOMIC                                                     strongest-performing sectors of the S&P
EXPANSION                                                                                  500 Index; information technology,
                                                                                           health care and consumer staples were
For the fiscal year ended October 31,        at an annualized rate of 4.2% in the          the weakest-performing sectors. Mid-cap
2004, AIM Constellation Fund, Class A        fourth quarter of 2003 before tapering        stocks generally were best-performing
shares, returned 3.20% at net asset          off to a more modest 3.9% in the third        equity segment, followed by small-cap
value (NAV). Performance shown at NAV        quarter of 2004.                              stocks and large-cap stocks.
does not include front-end sales
charges, which would have reduced the           Generally positive economic                YOUR FUND
performance. For the performance of          developments prompted the U.S. Federal
other share classes, please see page 3.      Reserve (the Fed) to raise its federal        As we were generally optimistic about
The fund's Class A shares at NAV tracked     funds target rate from a decades-low          the economy, we continued to favor
the performance of the Russell 1000          1.00%, where it stood at the beginning        earnings momentum stocks over
Growth Index, which returned 3.38%, but      of the fiscal year, to 1.75% at the           core-growth holdings in the portfolio.
underperformed the S&P 500 Index and the     close of the reporting period. In its         At the close of the reporting period,
Lipper Multi-Cap Growth Fund Index,          report on the economy released in late        earnings momentum stocks composed about
which returned 9.41% and 5.75%,              October, the Fed said economic activity       65% of the portfolio while core-growth
respectively, over the same period.          continued to expand in September and          holdings made up about 35%. Earnings
                                             early October. The Fed said that higher       momentum stocks tend to perform better
   At the close of the reporting period,     energy costs were constraining consumer       than core-growth holdings in an
nearly two-thirds of the fund's assets       and business spending; but that capital       improving economic environment. However,
were invested in large-cap growth            spending and hiring were rising               they tend to be more volatile during
stocks. The fund underperformed the S&P      modestly.                                     market downturns. Core-growth
500 Index because that benchmark                                                           holdings--the stocks of companies with
includes value stocks, which generally          Geopolitical uncertainty and               consistent long-term earnings growth
outperformed growth stocks over the          terrorism concerns, as well as soaring        records--may provide some protection in
period. We believe the fund                  oil prices, had a mitigating effect on        a declining market, but they may not
underperformed the Lipper Multi-Cap          economic growth and consumer sentiment.       appreciate as much when stocks are
Growth Fund Index because it had less        In mid-October, Fed Chairman Alan             rising.
exposure to mid- and small-cap stocks,       Greenspan said that "so far this year,
which generally outperformed large-cap       the rise in the value of imported oil--          This strategy proved more beneficial
stocks, than some of its peers.              essentially a tax on U.S. residents--         to the fund earlier in the fiscal year,
                                             has amounted to about 3/4 (of one)            when more economically sensitive sectors
MARKET CONDITIONS                            percent of GDP."                              such as information technology performed
                                                                                           well. The portfolio's largest sector
The U.S. economy showed signs of                Bloomberg reported that 80% of the         weighting was in information technology,
strength during the fiscal year ended        companies in the S&P 500 Index that had       which was the best-performing sector in
October 31, 2004. Gross domestic product     reported third-quarter earnings by the        2003. However, information technology
(GDP), the broadest measure of overall       close of the fiscal year had either met       stocks struggled for much of 2004, and
economic activity, expanded                  or exceeded expectations; just 20%            the fund's weighting in this sector
                                             missed expectations. Energy, utilities        detracted from performance.
                                             and telecommunication services were the
                                                                                              The sectors that had the most
                                                                                           positive impact on fund performance were
                                                                                           energy, consumer

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                             1. Microsoft Corp.                    2.6%    1.  Health Care Equipment            6.8%

                [PIE CHART]                  2. Biomet, Inc.                       2.5     2.  Communications Equipment         6.3

Information Technology                30.1%  3. Microchip Technology Inc.          2.3     3.  Semiconductors                   6.2

Health Care                           17.6%  4. Cisco Systems, Inc.                2.2     4.  Pharmaceuticals                  5.7

Consumer Discretionary                13.8%  5. Dell Inc.                          2.0     5.  Systems Software                 5.0

Industrials                           13.1%  6. Pfizer Inc.                        1.9     6.  Industrial Machinery             3.6

Financials                             8.8%  7. Yahoo! Inc.                        1.8     7.  Consumer Finance                 3.6

Materials                              5.5%  8. Robert Half International Inc.     1.6     8.  Specialty Stores                 3.4

Energy                                 5.4%  9. Staples, Inc.                      1.6     9.  Data Processing & Outsourced

Consumer Staples                       4.7%  10. Johnson & Johnson                 1.5         Services                         2.8

Money Market Funds Plus Other                                                             10.  Computer Hardware                2.8
Assets Less Liabilities                0.5%

Telecommunication Services             0.5%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

discretionary and health care. During        subsequently settled and the company                           CHRISTIAN A. COSTANZO
the year, we increased the fund's            continued to report solid earnings, so                         Mr. Costanzo joined AIM
exposure to energy, industrials and          we continued to hold this stock in the        [COSTANZO        in 1995 as an analyst
materials. While these are not               portfolio. Lam Research's stock was           PHOTO]           and assumed his current
traditionally regarded as growth             adversely affected by the decline in                           duties in 1997. Prior
sectors, we found companies with             technology stocks in general, even                             to joining AIM, he
attractive earnings in these sectors.        though the company reported strong            worked as a business analyst from 1991
Moreover, we believe industrials and         earnings. However, there was some             to 1993 and as a B-52 Navigator in the
materials companies could benefit from       concern that these earnings might not be      United States Air Force from 1987 to
the development of Third World               sustainable. The fund no longer owned         1990. He holds a B.A. in biology and
countries. Energy companies benefited        the stock at the end of the reporting         economics from the University of
from rising oil prices, and, in our          period.                                       Virginia and an M.B.A. from The
opinion, this could encourage oil and                                                      University of Texas at Austin.
gas companies to increase production.        IN CLOSING
                                                                                                            ROBERT J. LLOYD
     We decreased the fund's exposure to     Throughout the reporting period, we                            Mr. Lloyd, Chartered
consumer discretionary stocks over the       remained committed to the fund's              [LLOYD           Financial Analyst,
reporting period because we were             investment objective of seeking growth        PHOTO]           joined AIM in 2000 as a
concerned that rising interest rates and     of capital by investing in the stocks of                       senior analyst for the
personal debt could discourage consumer      companies we believe are likely to                             technology funds. He
spending.                                    benefit from new or innovative products       was promoted to portfolio manager in
                                             as well as those that have experienced        2001. He served eight years in the U.S.
     Stocks that contributed to fund         above-average, long-term growth in            Navy as a Naval Flight Officer flying
performance included eBay, an online         earnings.                                     the S-3B Viking. He received a B.B.A.
auction company, and Biomet, a                                                             from the University of Notre Dame and an
manufacturer of surgical and                 The views and opinions expressed in           M.B.A. from the University of Chicago.
non-surgical medical devices. In our         Management's Discussion of Fund
opinion, eBay represented a strong           Performance are those of A I M Advisors,                       BRYAN A. UNTERHALTER
franchise with a unique business model       Inc. These views and opinions are                              Mr. Unterhalter began
and enjoyed a dominant position in its       subject to change at any time based on        [UNTERHALTER     his investment career
industry. Biomet, whose products include     factors such as market and economic           PHOTO]           in 1995 as an equity
hip and knee replacements, benefited         conditions. These views and opinions may                       trader. In 1997, he
from pricing power and the aging of the      not be relied upon as investment advice                        joined AIM as a
population. The company also reported        or recommendations, or as an offer for a      domestic equity trader and later became
solid earnings.                              particular security. The information is       an analyst on AIM's International
                                             not a complete analysis of every aspect       (Europe/Canada) investment management
     Detracting from fund performance were   of any market, country, industry,             team in 1998. He was promoted to his
Clear Channel Communications, the            security or the fund. Statements of fact      current position in 2003. A native of
leading radio station owner in the           are from sources considered reliable,         Johannesburg, South Africa, he received
United States, and Lam Research, a           but A I M Advisors, Inc. makes no             a B.A. from The University of Texas at
manufacturer of semiconductor processing     representation or warranty as to their        Austin and an M.B.A. from the University
equipment. Clear Channel Communication's     completeness or accuracy. Although            of St. Thomas.
stock declined amid concerns about           historical performance is no guarantee
decreasing advertising revenue and an        of future results, these insights may                          KENNETH A. ZSCHAPPEL
indecency claim filed against it by the      help you understand our investment                             Mr. Zschappel is lead
Federal Communications Commission. The       management philosophy.                        [ZSCHAPPEL       portfolio manager of
claim was                                                                                  PHOTO]           AIM Constellation Fund.
                                                   See important fund and index                             He joined AIM in 1990
                                                 disclosures inside front cover.                            and in 1992 became a
                                                                                           portfolio analyst for equity securities,
                                                                                           specializing in technology and health
                                                                                           care. He was selected investment officer
                                                                                           of AIM Capital Management in 1995. A
                                                                                           native of Austin, Texas, he received a
                                                                                           B.A. in political science from Baylor
                                                                                           University.

                                                                                           Assisted by the Multi-Cap Growth Team


======================================================================================     =========================================
FUND VS. INDEXES                                                                           TOTAL NET ASSETS             $6.6 billion

Total returns, 10/31/03-10/31/04, excluding applicable sales charges. If sales             TOTAL NUMBER OF HOLDINGS*             138
charges were included, returns would be lower.
                                                                                           =========================================
Class A Shares                                                             3.20%

Class B Shares                                                             2.52

Class C Shares                                                             2.47

Class R Shares                                                             2.96

S&P 500 Index (Broad market index)                                         9.41

Russell 1000 Growth Index
(Style-specific index)                                                     3.38

Lipper Multi-Cap Growth Funds Index
(Peer group index)                                                         5.75

Source: Lipper, Inc.
======================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                           For a presentation of your fund's
                                                                                           long-term performance record, please
                                                                                           turn to page 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES       to estimate the expenses that you paid        To do so, compare this 5% hypothetical
                                             over the period. Simply divide your           example with the 5% hypothetical
CALCULATING YOUR ONGOING FUND EXPENSES       account value by $1,000 (for example, an      examples that appear in the shareholder
                                             $8,600 account value divided by $1,000 =      reports of the other funds.
                                             8.6), then multiply the result by the
EXAMPLE                                      number in the table under the heading            Please note that the expenses shown
                                             entitled "Actual Expenses Paid During         in the table are meant to highlight your
As a shareholder of the fund, you incur      Period" to estimate the expenses you          ongoing costs only and do not reflect
two types of costs: (1) transaction          paid on your account during this period.      any transactional costs, such as sales
costs, which may include sales charges                                                     charges (loads) on purchase payments,
(loads) on purchase payments; contingent     HYPOTHETICAL EXAMPLE FOR                      contingent deferred sales charges on
deferred sales charges on redemptions;       COMPARISON PURPOSES                           redemptions, and redemption fees, if
and redemption fees, if any; and (2)                                                       any. Therefore, the hypothetical
ongoing costs, including management          The table below also provides                 information is useful in comparing
fees; distribution and/or service fees       information about hypothetical account        ongoing costs only, and will not help
(12b-1); and other fund expenses. This       values and hypothetical expenses based        you determine the relative total costs
example is intended to help you              on the fund's actual expense ratio and        of owning different funds. In addition,
understand your ongoing costs (in            an assumed rate of return of 5% per year      if these transactional costs were
dollars) of investing in the fund and to     before expenses, which is not the fund's      included, your costs would have been
compare these costs with ongoing costs       actual return. The hypothetical account       higher.
of investing in other mutual funds. The      values and expenses may not be used to
example is based on an investment of         estimate the actual ending account
$1,000 invested at the beginning of the      balance or expenses you paid for the
period and held for the entire period,       period. You may use this information to
May 1, 2004-October 31, 2004.                compare the ongoing costs of investing
                                             in the fund and other funds.
ACTUAL EXPENSES

The table below provides information
about actual account values and actual
expenses. You may use the information in this table, together with the amount you invested,

====================================================================================================================================

                                                        ACTUAL                                       HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)
                BEGINNING  ACCOUNT        ENDING ACCOUNT       EXPENSES               ENDING ACCOUNT                 EXPENSES
                      VALUE                   VALUE           PAID DURING                 VALUE                    PAID DURING
                    (05/01/04)            (10/31/04)(1)        PERIOD(2)                (10/31/04)                  PERIOD(2)
   Class A          $1,000.00               $1,012.40           $ 6.73                   $1,018.45                   $ 6.75
   Class B           1,000.00                1,009.10            10.25                    1,014.93                    10.28
   Class C           1,000.00                1,009.10            10.25                    1,014.93                    10.28
   Class R           1,000.00                1,011.40             7.74                    1,017.44                     7.76

1 The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 1.24%, 0.91%, 0.91% and 1.14% for Classes A, B, C and R shares, respectively.

2 Expenses are equal to the fund's annualized expense ratio (1.33%, 2.03%, 2.03%, and 1.53% for Classes A, B, C, and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

                                                                                                  [ARROW
                                                                                                  BUTTON  For More Information Visit
                                                                                                  IMAGE]  AIMinvestments.com

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   4/30/76-10/31/04

     Your fund's total return includes                             [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results
include reinvested dividends.                Date      AIM Constellation Fund  Lipper Multi-Cap      S&P  500
Performance of an index of funds                          Class A Shares       Growth Fund Index      Index
reflects fund expenses and management
fees; performance of a market index does     4/30/1976    $  9450                  $ 10000          $ 10000
not. Performance shown in the chart does     10/76           9111                     9768            10327
not reflect deduction of taxes a             10/77           8573                     9922             9704
shareholder would pay on fund                10/78          10338                    11365            10320
distributions or sale of fund shares.        10/79          15631                    14727            11914
Performance of the indexes does not          10/80          31383                    22269            15739
reflect the effects of taxes.                10/81          30655                    23306            15829
                                             10/82          29017                    27285            18407
    In evaluating this chart, please note    10/83          40590                    34357            23551
that the chart uses a logarithmic scale      10/84          35906                    33142            25051
along the vertical axis (the value           10/85          39690                    38088            29893
scale). This means that each scale           10/86          58182                    49671            39813
increment always represents the same         10/87          56766                    50154            42361
percent change in price; in a linear         10/88          70001                    57038            48612
chart each scale increment always            10/89          94855                    75085            61424
represents the same absolute change in       10/90          79503                    64784            56830
price. In this example, the scale            10/91         141394                    95520            75820
increment between $5,000 and $10,000 is      10/92         162358                   103338            83363
the same as that between $10,000 and         10/93         208766                   127871            95791
$20,000. In a linear chart, the latter       10/94         224316                   128527            99486
scale increment would be twice as large.     10/95         299333                   161713           125759
The benefit of using a logarithmic scale     10/96         333002                   189139           156043
is that it better illustrates                10/97         395670                   237816           206131
performance during the fund's early          10/98         386648                   253662           251505
years before reinvested distributions        10/99         521308                   354555           316047
and compounding create the potential for     10/00         711888                   449623           335256
the original investment to grow to very      10/01         405058                   260593           251815
large numbers. Had the chart used a          10/02         353087                   206899           213800
linear scale along its vertical axis,        10/03         423347                   265113           258241
you would not be able to see as clearly      10/04        $436810                  $280347          $282547
the movements in the value of the fund                                                 Source: Lipper, Inc.
and the indexes during the fund's early
years. We use a logarithmic scale in
financial reports of funds that have
more than five years of performance          In addition to returns as of the close           The performance data quoted represent
history.                                     of the fiscal year, industry regulations      past performance and cannot guarantee
                                             require us to provide average annual          comparable future results; current
AVERAGE ANNUAL TOTAL RETURNS                 total returns as of 9/30/04, the most         performance may be lower or higher.
As of 10/31/04, including applicable         recent calendar quarter-end.                  Please visit AIMinvestments.com for the
sales charges                                                                              most recent month-end performance.
                                             AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
CLASS A SHARES                               As of 9/30/04, most recent calendar           distributions, changes in net asset
Inception (4/30/76)               14.17%     quarter-end, including applicable sales       value and the effect of the maximum
 10 Years                           6.29     charges                                       sales charge unless otherwise stated.
  5 Years                          -4.56                                                   Investment return and principal value
  1 Year                           -2.47     CLASS A SHARES                                will fluctuate so that you may have a
CLASS B SHARES                               Inception (4/30/76)               14.12%      gain or loss when you sell shares.
Inception (11/3/97)                0.25%      10 Years                          6.38
 5 Years                           -4.44       5 Years                         -3.65          Class A share performance reflects
 1 Year                            -2.48       1 Year                           1.91       the maximum 5.50% sales charge, and
CLASS C SHARES                                                                             Class B and Class C share performance
Inception (8/4/97)                 0.11%     CLASS B SHARES                                reflects the applicable contingent
 5 Years                           -4.16     Inception (11/3/97)               -0.10%      deferred sales charge (CDSC) for the
 1 Year                             1.47       5 Years                         -3.54       period involved. The CDSC on Class B
CLASS R SHARES                                 1 Year                           2.15       shares declines from 5% beginning at the
 10 Years                           6.72%                                                  time of purchase to 0% at the beginning
  5 Years                          -3.60     CLASS C SHARES                                of the seventh year. The CDSC on Class C
  1 Year                            2.96     Inception (8/4/97)                -0.22%      shares is 1% for the first year after
                                               5 Years                         -3.25       purchase. Class R shares do not have a
                                               1 Year                           6.15       front-end sales charge; returns shown
                                                                                           are at net asset value and do not
                                             CLASS R SHARES                                reflect a 0.75% CDSC that may be imposed
                                              10 Years                          6.80%      on a total redemption of retirement plan
                                               5 Years                         -2.68       assets within the first year.
                                               1 Year                           7.63
                                                                                              The performance of the fund's share
                                             Class R shares' inception date is             classes will differ due to different
                                             6/3/02. Returns since that date are           sales charge structures and class
                                             historical returns. All other returns         expenses.
                                             are blended returns of historical Class
                                             R share performance and restated Class
                                             A share performance (for periods prior
                                             to the inception date of Class R
                                             shares) at net asset value, adjusted
                                             to reflect the higher Rule 12b-1 fees
                                             applicable to Class R shares.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM CONSTELLATION FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (4/8/92)                  9.36%     shown. All returns assume reinvestment of
shareholders with a performance overview       10 Years                          7.42      distributions at net asset value.
specific to their holdings. Institutional       5 Years                         -2.98      Investment return and principal value
Class shares are offered exclusively to         1 Year                           3.79      will fluctuate so your shares, when
institutional investors, including                                                         redeemed, may be worth more or less than
defined contribution plans that meet         =========================================     their original cost. See full report for
certain criteria.                            AVERAGE ANNUAL TOTAL RETURNS                  information on comparative benchmarks.
                                             For periods ended 9/30/04                     Please consult your fund prospectus for
                                             Inception (4/8/92)                  9.21%     more information. For the most current
                                               10 Years                          7.51      month-end performance, please call
                                                5 Years                         -2.07      800-451-4246 or visit AIMinvestments.com.
                                                1 Year                           8.51

                                             =========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         CST-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      You may use this information to compare
                                             by $1,000 (for example, an $8,600 account     the ongoing costs of investing in the
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          fund and other funds. To do so, compare
ongoing costs, including management fees;    multiply the result by the number in the      this 5% hypothetical example with the 5%
and other fund expenses. This example is     table under the heading entitled "Actual      hypothetical examples that appear in the
intended to help you understand your         Expenses Paid During Period" to estimate      shareholder reports of the other funds.
ongoing costs (in dollars) of investing      the expenses you paid on your account
in the fund and to compare these costs       during this period.                              Please note that the expenses shown in
with ongoing costs of investing in other                                                   the table are meant to highlight your
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
investment of $1,000 invested at the         COMPARISON PURPOSES                           hypothetical information is useful in
beginning of the period and held for the                                                   comparing ongoing costs only, and will
entire period, May 1, 2004, to October       The table below also provides information     not help you determine the relative total
31, 2004.                                    about hypothetical account values and         costs of owning different funds.
                                             hypothetical expenses based on the fund's
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the period.
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $1,015.90            $3.75             $1,021.42              $3.76

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 1.59% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 0.74% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         CST-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.49%

ADVERTISING-1.02%

Lamar Advertising Co.-Class A(a)(b)              1,609,800   $   66,677,916
===========================================================================

AEROSPACE & DEFENSE-0.64%

Honeywell International Inc.                     1,250,000       42,100,000
===========================================================================

AIR FREIGHT & LOGISTICS-1.13%

Expeditors International of Washington,
  Inc.(b)                                          500,000       28,550,000
---------------------------------------------------------------------------
FedEx Corp.(b)                                     500,000       45,560,000
===========================================================================
                                                                 74,110,000
===========================================================================

AIRLINES-0.53%

Southwest Airlines Co.(b)                        2,193,800       34,596,226
===========================================================================

APPAREL RETAIL-0.37%

TJX Cos., Inc. (The)                             1,000,000       23,980,000
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Coach, Inc.(a)                                   1,000,000       46,630,000
===========================================================================

APPLICATION SOFTWARE-1.08%

Autodesk, Inc.(b)                                1,350,000       71,212,500
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.22%

Investors Financial Services Corp.(b)              380,000       14,626,200
===========================================================================

BIOTECHNOLOGY-1.98%

Amgen Inc.(a)                                      744,700       42,298,960
---------------------------------------------------------------------------
Biogen Idec Inc.(a)(b)                             600,000       34,896,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)(b)                      1,527,600       52,900,788
===========================================================================
                                                                130,095,748
===========================================================================

BROADCASTING & CABLE TV-1.99%

Clear Channel Communications, Inc.(b)            2,112,800       70,567,520
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)(b)      1,944,400       60,198,624
===========================================================================
                                                                130,766,144
===========================================================================

COMMUNICATIONS EQUIPMENT-6.27%

Avaya Inc.(a)(b)                                 1,500,000       21,600,000
---------------------------------------------------------------------------
Cisco Systems, Inc.(a)                           7,500,000      144,075,000
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)(b)                  2,500,000       51,600,000
---------------------------------------------------------------------------
Corning Inc.(a)(b)                               2,200,000       25,190,000
---------------------------------------------------------------------------
Juniper Networks, Inc.(a)(b)                     2,000,000       53,220,000
---------------------------------------------------------------------------
Motorola, Inc.(b)                                1,473,900       25,439,514
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nokia Oyi-ADR (Finland)(b)                       2,500,000   $   38,550,000
---------------------------------------------------------------------------
QUALCOMM Inc.                                    1,250,000       52,262,500
===========================================================================
                                                                411,937,014
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.68%

Best Buy Co., Inc.(b)                              750,000       44,415,000
===========================================================================

COMPUTER HARDWARE-2.80%

Apple Computer, Inc.(a)(b)                       1,000,000       52,530,000
---------------------------------------------------------------------------
Dell Inc.(a)(b)                                  3,750,000      131,475,000
===========================================================================
                                                                184,005,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.19%

Caterpillar Inc.(b)                                750,000       60,405,000
---------------------------------------------------------------------------
Deere & Co.                                      1,400,000       83,692,000
===========================================================================
                                                                144,097,000
===========================================================================

CONSUMER FINANCE-3.63%

American Express Co.(b)                          1,250,000       66,337,500
---------------------------------------------------------------------------
Capital One Financial Corp.(b)                     500,000       36,880,000
---------------------------------------------------------------------------
MBNA Corp.(b)                                    3,500,000       89,705,000
---------------------------------------------------------------------------
SLM Corp.(b)                                     1,000,000       45,260,000
===========================================================================
                                                                238,182,500
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.84%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                          500,000       27,275,000
---------------------------------------------------------------------------
Automatic Data Processing, Inc.                  1,000,000       43,390,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)(b)                               2,250,000       79,965,000
---------------------------------------------------------------------------
Paychex, Inc.(b)                                 1,100,000       36,073,400
===========================================================================
                                                                186,703,400
===========================================================================

DEPARTMENT STORES-0.26%

J.C. Penney Co., Inc.(b)                           500,000       17,295,000
===========================================================================

DIVERSIFIED BANKS-0.68%

Bank of America Corp.(b)                         1,000,000       44,790,000
===========================================================================

DIVERSIFIED CHEMICALS-1.37%

Dow Chemical Co. (The)(b)                          650,000       29,211,000
---------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                     750,000       32,152,500
---------------------------------------------------------------------------
Eastman Chemical Co.(b)                            600,000       28,482,000
===========================================================================
                                                                 89,845,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

DIVERSIFIED COMMERCIAL SERVICES-1.00%

Apollo Group, Inc.-Class A(a)(b)                   500,000   $   33,000,000
---------------------------------------------------------------------------
Cintas Corp.                                       750,000       32,355,000
===========================================================================
                                                                 65,355,000
===========================================================================

DIVERSIFIED METALS & MINING-0.53%

Phelps Dodge Corp.(b)                              400,000       35,016,000
===========================================================================

DRUG RETAIL-0.55%

Walgreen Co.(b)                                  1,000,000       35,890,000
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.63%

Rockwell Automation, Inc.(b)                     1,000,000       41,690,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.59%

Agilent Technologies, Inc.(a)(b)                 1,550,000       38,843,000
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.36%

Molex Inc.                                         802,400       23,726,968
===========================================================================

EMPLOYMENT SERVICES-1.62%

Robert Half International Inc.                   4,000,000      106,120,000
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.46%

Monsanto Co.                                       700,000       29,925,000
===========================================================================

FOOD RETAIL-0.43%

Whole Foods Market, Inc.(b)                        350,000       28,500,500
===========================================================================

FOOTWEAR-0.43%

NIKE, Inc.-Class B                                 350,000       28,458,500
===========================================================================

GOLD-0.67%

Newmont Mining Corp.                               471,600       22,410,432
---------------------------------------------------------------------------
Placer Dome Inc. (Canada)                        1,003,900       21,332,875
===========================================================================
                                                                 43,743,307
===========================================================================

HEALTH CARE EQUIPMENT-6.78%

Bard (C.R.), Inc.                                  652,100       37,039,280
---------------------------------------------------------------------------
Becton, Dickinson & Co.                          1,034,200       54,295,500
---------------------------------------------------------------------------
Biomet, Inc.(b)                                  3,535,175      165,021,969
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)         566,500       32,494,440
---------------------------------------------------------------------------
Medtronic, Inc.(b)                                 815,700       41,690,427
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)(b)                       352,700       27,006,239
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                 834,400       33,501,160
---------------------------------------------------------------------------
Waters Corp.(a)(b)                                 410,200       16,937,158
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)(b)                        475,600       36,901,804
===========================================================================
                                                                444,887,977
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE SERVICES-1.11%

Caremark Rx, Inc.(a)(b)                          2,427,881   $   72,763,594
===========================================================================

HEALTH CARE SUPPLIES-0.73%

Alcon, Inc. (Switzerland)(b)                       677,400       48,230,880
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.48%

Carnival Corp. (Panama)(b)                         750,000       37,920,000
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(b)          500,000       23,300,000
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)       750,000       35,797,500
===========================================================================
                                                                 97,017,500
===========================================================================

HOUSEHOLD PRODUCTS-0.72%

Procter & Gamble Co. (The)(b)                      918,800       47,024,184
===========================================================================

HYPERMARKETS & SUPER CENTERS-1.03%

Wal-Mart Stores, Inc.(b)                         1,250,000       67,400,000
===========================================================================

INDUSTRIAL CONGLOMERATES-1.72%

3M Co.(b)                                          290,000       22,495,300
---------------------------------------------------------------------------
General Electric Co.                             1,500,000       51,180,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)             1,250,000       38,937,500
===========================================================================
                                                                112,612,800
===========================================================================

INDUSTRIAL GASES-0.87%

Air Products & Chemicals, Inc.                     600,000       31,908,000
---------------------------------------------------------------------------
Praxair, Inc.                                      600,000       25,320,000
===========================================================================
                                                                 57,228,000
===========================================================================

INDUSTRIAL MACHINERY-3.63%

Danaher Corp.(b)                                 1,000,000       55,130,000
---------------------------------------------------------------------------
Eaton Corp.(b)                                     500,000       31,975,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.(b)                        363,300       33,525,324
---------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)             1,100,000       75,284,000
---------------------------------------------------------------------------
Parker Hannifin Corp.(b)                           600,000       42,378,000
===========================================================================
                                                                238,292,324
===========================================================================

INTEGRATED OIL & GAS-1.37%

ChevronTexaco Corp.                                307,000       16,289,420
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,500,000       73,830,000
===========================================================================
                                                                 90,119,420
===========================================================================

INTERNET RETAIL-1.19%

eBay Inc.(a)(b)                                    800,000       78,088,000
===========================================================================

INTERNET SOFTWARE & SERVICES-2.52%

Google Inc.-Class A(a)(b)                          250,413       47,755,011
---------------------------------------------------------------------------
Yahoo! Inc.(a)(b)                                3,250,000      117,617,500
===========================================================================
                                                                165,372,511
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, Inc. (The)(b)                 250,000   $   24,595,000
===========================================================================

IT CONSULTING & OTHER SERVICES-0.37%

Accenture Ltd.-Class A (Bermuda)(a)(b)           1,000,000       24,210,000
===========================================================================

LIFE & HEALTH INSURANCE-0.40%

AFLAC Inc.(b)                                      725,450       26,029,146
===========================================================================

MANAGED HEALTH CARE-1.34%

Aetna Inc.(b)                                      346,500       32,917,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.(b)                         463,100       33,528,440
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  222,300       21,709,818
===========================================================================
                                                                 88,155,758
===========================================================================

MOTORCYCLE MANUFACTURERS-0.31%

Harley-Davidson, Inc.(b)                           350,000       20,149,500
===========================================================================

MOVIES & ENTERTAINMENT-1.08%

DreamWorks Animation SKG, Inc.-Class A(a)          117,200        4,576,660
---------------------------------------------------------------------------
Viacom Inc.-Class B(b)                           1,811,464       66,100,321
===========================================================================
                                                                 70,676,981
===========================================================================

MULTI-LINE INSURANCE-0.89%

American International Group, Inc.(b)              500,000       30,355,000
---------------------------------------------------------------------------
Genworth Financial Inc.-Class A(b)               1,180,000       28,154,800
===========================================================================
                                                                 58,509,800
===========================================================================

OIL & GAS DRILLING-0.57%

ENSCO International Inc.(b)                      1,219,000       37,240,450
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.45%

BJ Services Co.(b)                                 869,600       44,349,600
---------------------------------------------------------------------------
Halliburton Co.(b)                                 500,000       18,520,000
---------------------------------------------------------------------------
Weatherford International Ltd.
  (Bermuda)(a)(b)                                  625,000       32,662,500
===========================================================================
                                                                 95,532,100
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.58%

Apache Corp.(b)                                    500,000       25,350,000
---------------------------------------------------------------------------
Devon Energy Corp.                                 700,000       51,779,000
---------------------------------------------------------------------------
XTO Energy, Inc.(b)                                800,000       26,704,000
===========================================================================
                                                                103,833,000
===========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Valero Energy Corp.(b)                             670,000       28,789,900
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.17%

Citigroup Inc.(b)                                1,906,900       84,609,153
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

JPMorgan Chase & Co.(b)                          1,500,000   $   57,900,000
===========================================================================
                                                                142,509,153
===========================================================================

PACKAGED FOODS & MEATS-0.89%

Hershey Foods Corp.(b)                             500,000       25,345,000
---------------------------------------------------------------------------
Kellogg Co.                                        765,900       32,933,700
===========================================================================
                                                                 58,278,700
===========================================================================

PERSONAL PRODUCTS-1.02%

Avon Products, Inc.                                600,000       23,730,000
---------------------------------------------------------------------------
Gillette Co. (The)(b)                            1,042,000       43,222,160
===========================================================================
                                                                 66,952,160
===========================================================================

PHARMACEUTICALS-5.68%

Johnson & Johnson                                1,696,100       99,018,318
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)          1,333,500       54,233,445
---------------------------------------------------------------------------
Pfizer Inc.                                      4,250,000      123,037,500
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(b)                                    3,709,700       96,452,200
===========================================================================
                                                                372,741,463
===========================================================================

PUBLISHING-0.50%

Gannett Co., Inc.(b)                               398,400       33,047,280
===========================================================================

REGIONAL BANKS-0.45%

Commerce Bancorp, Inc.(b)                          500,000       29,620,000
===========================================================================

RESTAURANTS-0.44%

McDonald's Corp.(b)                              1,000,000       29,150,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.74%

Applied Materials, Inc.(a)(b)                    1,583,600       25,495,960
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                             500,000       22,765,000
===========================================================================
                                                                 48,260,960
===========================================================================

SEMICONDUCTORS-6.21%

Analog Devices, Inc.(b)                          2,250,000       90,585,000
---------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)(b)       3,000,000       46,620,000
---------------------------------------------------------------------------
Linear Technology Corp.                          1,600,000       60,608,000
---------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      750,000       21,427,500
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.(b)                 806,985       35,499,270
---------------------------------------------------------------------------
Microchip Technology Inc.                        5,068,952      153,335,798
===========================================================================
                                                                408,075,568
===========================================================================

SPECIALTY CHEMICALS-0.80%

Ecolab Inc.(b)                                     800,000       27,080,000
---------------------------------------------------------------------------
Rohm & Haas Co.(b)                                 600,000       25,434,000
===========================================================================
                                                                 52,514,000
===========================================================================

SPECIALTY STORES-3.36%

Bed Bath & Beyond Inc.(a)(b)                     2,000,000       81,580,000
---------------------------------------------------------------------------
Staples, Inc.(b)                                 3,500,000      104,090,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Williams-Sonoma, Inc.(a)(b)                        917,800   $   35,032,426
===========================================================================
                                                                220,702,426
===========================================================================

STEEL-0.75%

Nucor Corp.(b)                                     600,000       25,338,000
---------------------------------------------------------------------------
United States Steel Corp.(b)                       651,000       23,904,720
===========================================================================
                                                                 49,242,720
===========================================================================

SYSTEMS SOFTWARE-5.04%

Adobe Systems Inc.(b)                              600,000       33,618,000
---------------------------------------------------------------------------
Microsoft Corp.                                  6,000,000      167,940,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                  4,438,800       56,195,208
---------------------------------------------------------------------------
Symantec Corp.(a)(b)                               800,000       45,552,000
---------------------------------------------------------------------------
VERITAS Software Corp.(a)(b)                     1,263,800       27,651,944
===========================================================================
                                                                330,957,152
===========================================================================

TECHNOLOGY DISTRIBUTORS-1.31%

CDW Corp.(b)                                     1,391,300       86,302,339
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.52%

Nextel Communications, Inc.-Class A(a)(b)        1,297,900       34,381,371
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,083,616,766)                         6,532,827,540
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-0.64%

Liquid Assets Portfolio-Institutional
  Class(c)                                      21,040,807   $   21,040,807
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     21,040,807       21,040,807
===========================================================================
    Total Money Market Funds (Cost
      $42,081,614)                                               42,081,614
===========================================================================
TOTAL INVESTMENTS-100.13% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,125,698,380)                                             6,574,909,154
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.83%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  969,136,004      969,136,004
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                    4,938,485        4,938,485
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $974,074,489)                                       974,074,489
===========================================================================
TOTAL INVESTMENTS-114.96% (Cost
  $6,099,772,869)                                             7,548,983,643
===========================================================================
OTHER ASSETS LESS LIABILITIES-(14.96%)                         (982,334,057)
===========================================================================
NET ASSETS-100.00%                                           $6,566,649,586
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $5,083,616,766)*                           $ 6,532,827,540
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $1,016,156,103)                  1,016,156,103
============================================================
    Total investments (cost $6,099,772,869)    7,548,983,643
============================================================
Foreign currencies, at value (cost $1,505)             1,543
------------------------------------------------------------
Receivables for:
  Investments sold                                36,103,535
------------------------------------------------------------
  Fund shares sold                                 5,247,741
------------------------------------------------------------
  Dividends                                        3,608,701
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  478,198
------------------------------------------------------------
Other assets                                          73,560
============================================================
    Total assets                               7,594,496,921
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           24,512,996
------------------------------------------------------------
  Fund shares reacquired                          22,456,741
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,036,780
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       974,074,489
------------------------------------------------------------
Accrued distribution fees                          1,956,560
------------------------------------------------------------
Accrued trustees' fees                                 6,750
------------------------------------------------------------
Accrued transfer agent fees                        2,947,479
------------------------------------------------------------
Accrued operating expenses                           855,540
============================================================
    Total liabilities                          1,027,847,335
============================================================
Net assets applicable to shares outstanding  $ 6,566,649,586
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 7,288,266,146
------------------------------------------------------------
Undistributed net investment income (loss)          (907,378)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (2,169,919,994)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,449,210,812
============================================================
                                             $ 6,566,649,586
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 5,616,072,058
____________________________________________________________
============================================================
Class B                                      $   617,004,804
____________________________________________________________
============================================================
Class C                                      $   162,706,560
____________________________________________________________
============================================================
Class R                                      $     6,202,267
____________________________________________________________
============================================================
Institutional Class                          $   164,663,897
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          264,001,060
____________________________________________________________
============================================================
Class B                                           30,930,529
____________________________________________________________
============================================================
Class C                                            8,158,834
____________________________________________________________
============================================================
Class R                                              291,974
____________________________________________________________
============================================================
Institutional Class                                7,157,074
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         21.27
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.27 divided by
      94.50%)                                $         22.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         19.95
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         19.94
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         21.24
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         23.01
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $954,954,771 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $414,846)        $  48,034,675
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $138,487)*                           1,652,388
===========================================================================
    Total investment income                                      49,687,063
===========================================================================

EXPENSES:

Advisory fees                                                    46,243,987
---------------------------------------------------------------------------
Administrative services fees                                        710,711
---------------------------------------------------------------------------
Custodian fees                                                      525,253
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                        19,016,041
---------------------------------------------------------------------------
  Class B                                                         6,702,181
---------------------------------------------------------------------------
  Class C                                                         1,845,072
---------------------------------------------------------------------------
  Class R                                                            24,911
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       21,734,849
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           81,066
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              151,416
---------------------------------------------------------------------------
Other                                                             2,985,841
===========================================================================
    Total expenses                                              100,021,328
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,322,281)
===========================================================================
    Net expenses                                                 98,699,047
===========================================================================
Net investment income (loss)                                    (49,011,984)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         750,565,101
---------------------------------------------------------------------------
  Foreign currencies                                             (1,170,065)
---------------------------------------------------------------------------
  Option contracts written                                          804,191
===========================================================================
                                                                750,199,227
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (467,700,274)
---------------------------------------------------------------------------
  Foreign currencies                                                     38
===========================================================================
                                                               (467,700,236)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              282,498,991
===========================================================================
Net increase in net assets resulting from operations          $ 233,487,007
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (49,011,984)   $   (54,584,186)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       750,199,227       (454,745,158)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies and option
    contracts                                                    (467,700,236)     1,834,190,965
================================================================================================
    Net increase in net assets resulting from operations          233,487,007      1,324,861,621
================================================================================================
Share transactions-net:
  Class A                                                      (1,414,942,300)    (1,112,282,235)
------------------------------------------------------------------------------------------------
  Class B                                                         (88,166,720)       (46,666,906)
------------------------------------------------------------------------------------------------
  Class C                                                         (35,344,446)       (22,091,083)
------------------------------------------------------------------------------------------------
  Class R                                                           3,284,897          2,235,274
------------------------------------------------------------------------------------------------
  Institutional Class                                               4,128,631          5,433,008
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,531,039,938)    (1,173,371,942)
================================================================================================
    Net increase (decrease) in net assets                      (1,297,552,931)       151,489,679
================================================================================================

NET ASSETS:

  Beginning of year                                             7,864,202,517      7,712,712,838
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(907,378) and $(844,799), respectively)        $ 6,566,649,586    $ 7,864,202,517
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

     Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $623,391. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $587,335 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $710,711 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $21,734,849 for Class A, Class B, Class C and Class R shares and $81,066 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $19,016,041, $6,702,181, $1,845,072 and $24,911, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2004, AIM Distributors advised the Fund that it retained $743,284 in front-end sales commissions from the sale of Class A shares and $19,335, $84,327, $11,693 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                 MARKET VALUE       PURCHASES           PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST           FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 95,933,174     $1,169,096,235    $(1,243,988,602)        $   --        $21,040,807     $  766,132      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            95,933,174      1,169,096,235     (1,243,988,602)            --         21,040,807        747,769          --
===================================================================================================================================
  Subtotal       $191,866,348     $2,338,192,470    $(2,487,977,204)        $   --        $42,081,614     $1,513,901      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          UNREALIZED
                 MARKET VALUE       PURCHASES           PROCEEDS         APPRECIATION     MARKET VALUE       DIVIDEND     REALIZED
FUND               10/31/03          AT COST           FROM SALES       (DEPRECIATION)      10/31/04         INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $155,180,095     $3,731,967,251    $(2,918,011,342)        $   --       $  969,136,004     $  132,031     $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            24,938,485                 --        (20,000,000)            --            4,938,485          6,456         --
====================================================================================================================================
  Subtotal       $180,118,580     $3,731,967,251    $(2,938,011,342)        $   --       $  974,074,489     $  138,487     $   --
====================================================================================================================================
  Total          $371,984,928     $6,070,159,721    $(5,425,988,546)        $   --       $1,016,156,103     $1,652,388     $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $114,504,134 and $56,171,339, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $109,966 and credits in custodian fees of $1,589 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $111,555.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $31,034 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $954,954,771 were on loan to brokers. The loans were secured by cash collateral of $974,074,489 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $138,487 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         7,250        867,152
------------------------------------------------------------------------------------
Closed                                                         (3,925)      (613,840)
------------------------------------------------------------------------------------
Expired                                                        (3,325)      (253,312)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 1,443,574,764
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (907,378)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (2,164,283,946)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   7,288,266,146
=============================================================================
Total net assets                                              $ 6,566,649,586
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $38.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $745,543,129 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
----------------------------------------------------------------------------
October 31, 2009                                              $  478,530,901
----------------------------------------------------------------------------
October 31, 2010                                               1,223,985,487
----------------------------------------------------------------------------
October 31, 2011                                                 461,767,558
============================================================================
Total capital loss carryforward                               $2,164,283,946
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $3,585,815,574 and $5,051,191,698, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $1,643,458,910
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (199,884,184)
==============================================================================
Net unrealized appreciation of investment securities           $1,443,574,726
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $6,105,408,917.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income was increased by $48,949,405, undistributed net realized gain
(loss) was increased by $1,170,065 and shares of beneficial interest decreased by $50,119,470. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                           2004                              2003
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      21,730,966    $   462,412,977      40,892,692    $   728,901,495
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,742,938         54,987,929       4,399,643         74,587,779
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,295,928         26,018,679       1,764,643         29,858,199
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         215,406          4,599,852         163,302          2,916,332
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,641,747         36,786,966       1,117,656         21,391,286
===============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         403,007          8,647,784         325,830          5,894,532
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (428,243)        (8,647,784)       (344,006)        (5,894,532)
===============================================================================================================================
Reacquired:
  Class A                                                     (89,250,664)    (1,886,003,061)   (104,213,879)    (1,847,078,262)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,761,489)      (134,506,865)     (6,899,964)      (115,360,153)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,085,701)       (61,363,125)     (3,090,330)       (51,949,282)
-------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (61,955)        (1,314,955)        (37,857)          (681,058)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,437,940)       (32,658,335)       (833,861)       (15,958,278)
===============================================================================================================================
                                                              (72,996,000)   $(1,531,039,938)    (66,756,131)   $(1,173,371,942)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2004              2003               2002               2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.61        $    17.20         $    19.72         $    43.50    $     34.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.13)(a)         (0.12)(a)          (0.15)(a)          (0.12)         (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.79              3.53              (2.37)            (16.24)         12.39
=================================================================================================================================
    Total from investment operations                  0.66              3.41              (2.52)            (16.36)         12.13
=================================================================================================================================
Less Distributions from net realized gains              --                --                 --              (7.42)         (3.28)
=================================================================================================================================
Net asset value, end of period                  $    21.27        $    20.61         $    17.20         $    19.72    $     43.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       3.20%            19.83%            (12.78)%           (43.10)%        36.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $5,616,072        $6,825,023         $6,780,055         $9,703,277    $19,268,977
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    1.27%(c)          1.29%              1.26%              1.14%          1.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.29%(c)          1.30%              1.27%              1.17%          1.11%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.59)(c)         (0.67)%            (0.74)%            (0.46)%        (0.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 50%               47%                57%                75%            88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,338,680,161.

                                                                                      CLASS B
                                                       ----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------
                                                         2004            2003            2002            2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.46        $  16.36        $  18.89        $  42.28    $    34.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.26)(a)       (0.23)(a)       (0.27)(a)       (0.28)        (0.58)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.75            3.33           (2.26)         (15.69)        12.14
=============================================================================================================================
    Total from investment operations                       0.49            3.10           (2.53)         (15.97)        11.56
=============================================================================================================================
Less Distributions from net realized gains                   --              --              --           (7.42)        (3.28)
=============================================================================================================================
Net asset value, end of period                         $  19.95        $  19.46        $  16.36        $  18.89    $    42.28
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                            2.52%          18.95%         (13.39)%        (43.49)%       35.51%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $617,005        $688,587        $625,294        $818,343    $1,315,524
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.97%(c)        1.99%           1.96%           1.86%         1.85%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.99%(c)        2.00%           1.97%           1.89%         1.88%
=============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.29)(c)       (1.37)%         (1.44)%         (1.17)%       (1.38)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                      50%             47%             57%             75%           88%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $670,218,131.

                                                                                       CLASS C
                                                       -----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                       -----------------------------------------------------------------------
                                                         2004             2003             2002             2001        2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.46         $  16.36         $  18.88         $  42.27    $  33.99
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.26)(a)        (0.23)(a)        (0.27)(a)        (0.29)      (0.59)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.74             3.33            (2.25)          (15.68)      12.15
==============================================================================================================================
    Total from investment operations                       0.48             3.10            (2.52)          (15.97)      11.56
==============================================================================================================================
Less Distributions from net realized gains                   --               --               --            (7.42)      (3.28)
==============================================================================================================================
Net asset value, end of period                         $  19.94         $  19.46         $  16.36         $  18.88    $  42.27
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                            2.47%           18.95%          (13.35)%         (43.51)%     35.52%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $162,707         $193,585         $184,393         $258,786    $434,544
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.97%(c)         1.99%            1.96%            1.86%       1.85%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.99%(c)         2.00%            1.97%            1.89%       1.88%
==============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.29)(c)        (1.37)%          (1.44)%          (1.17)%     (1.38)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      50%              47%              57%              75%         88%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $184,507,218.

                                                                                CLASS R
                                                              -------------------------------------------
                                                                                            JUNE 3, 2002
                                                                   YEAR ENDED                (DATE SALES
                                                                   OCTOBER 31,              COMMENCED) TO
                                                              ---------------------          OCTOBER 31,
                                                               2004           2003              2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.63         $17.26            $19.82
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)(a)      (0.16)(a)         (0.07)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.78           3.53             (2.49)
=========================================================================================================
    Total from investment operations                            0.61           3.37             (2.56)
=========================================================================================================
Net asset value, end of period                                $21.24         $20.63            $17.26
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 2.96%         19.52%           (12.92)%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,202         $2,857            $  226
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.47%(c)       1.49%             1.53%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.49%(c)       1.50%             1.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets    (0.79)(c)      (0.87)%           (1.01)(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                        50%            47%               57%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,982,137.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                       ------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       ------------------------------------------------------------------
                                                         2004             2003             2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  22.17         $  18.40         $  21.00    $  45.55    $  36.01
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.01)(a)        (0.03)(a)        (0.06)       0.01       (0.09)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.85             3.80            (2.54)     (17.14)      12.91
=========================================================================================================================
    Total from investment operations                       0.84             3.77            (2.60)     (17.13)      12.82
=========================================================================================================================
Less Distributions from net realized gains                   --               --               --       (7.42)      (3.28)
=========================================================================================================================
Net asset value, end of period                         $  23.01         $  22.17         $  18.40    $  21.00    $  45.55
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                            3.79%           20.49%          (12.38)%    (42.80)%     37.14%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $164,664         $154,150         $122,746    $150,609    $288,097
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           0.72%(c)         0.75%            0.80%       0.65%       0.65%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        0.74%(c)         0.76%            0.81%       0.68%       0.68%
=========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.04)(c)        (0.13)%          (0.28)%      0.03%      (0.18)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                      50%              47%              57%         75%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America as such, the net asset value for financial reporting purposes and the returns based upon those net asset values and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $158,650,215.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS                 SUB-ADVISOR
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP        A I M Capital
Suite 100                    11 Greenway Plaza         11 Greenway Plaza         5 Houston Center         Management, Inc.
Houston, TX 77046-1173       Suite 100                 Suite 100                 1401 McKinney            11 Greenway Plaza
                             Houston, TX 77046-1173    Houston, TX 77046-1173    Houston, TX 77010-4035   Suite 100
                                                                                                          Houston, TX 77046-1173
COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP             Inc.                      Trust Company
1735 Market Street           919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599  New York, NY 10022-3852   Houston, TX 77210-4739    Boston, MA 02110-2801

       DOMESTIC EQUITY

AIM Aggressive Growth Fund                          INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME
AIM Balanced Fund*
AIM Basic Balanced Fund*                     AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Value Fund                         AIM Developing Markets Fund
AIM Blue Chip Fund                           AIM European Growth Fund                     AIM Floating Rate Fund
AIM Capital Development Fund                 AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Charter Fund                             AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Constellation Fund                       AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Core Stock Fund(1)                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Dent Demographic Trends Fund             AIM Global Value Fund                        AIM Money Market Fund
AIM Diversified Dividend Fund                AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dynamics Fund(1)                         AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Large Cap Basic Value Fund               AIM Trimark Fund
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                            SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund(2)              AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                      AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Stock Fund(1)                    AIM Financial Services Fund(1)
AIM Opportunities I Fund                     AIM Global Health Care Fund                          AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities III Fund                   AIM Health Sciences Fund(1)                  AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Leisure Fund(1)                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Multi-Sector Fund(1)                     AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Real Estate Fund
AIM Small Cap Equity Fund(3)                 AIM Technology Fund(1)
AIM Small Cap Growth Fund(4)                 AIM Utilities Fund(1)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Trimark Endeavor Fund                    THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM Trimark Small Companies Fund             ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================

* Domestic equity and income fund

(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. 2As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. 4AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5AIM European Small Company Fund will close to new investors when net assets reach $500 million. 6Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. 7AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

                         AIMinvestments.com    CST-AR-1   AIM Distributors, Inc.



                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management           --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                        AIM CORE STRATEGIES FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM CORE STRATEGIES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The fund is not managed to track the        The fund files its complete schedule of
                                             performance of any particular index,          portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      including the indexes defined here, and       and Exchange Commission ("SEC") for the
not available as an investment for           consequently, the performance of the          1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      fund may deviate significantly from the       on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          performance of the indexes.                   are available on the SEC's Web site at
Code, including 401(k) plans, money                                                        http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o A direct investment cannot be made in       Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      an index. Unless otherwise indicated,         the SEC's Public Reference Room at 450
accounts invested in Class B shares will     index results include reinvested              Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               dividends, and they do not reflect sales      20549-0102. You can obtain information
additional purchases.                        charges. Performance of an index of           on the operation of the Public Reference
                                             funds reflects fund expenses;                 Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of a market index does not.       duplicating fee charges, by calling
                                                                                           1-202-942-8090 or by electronic request
o The fund may participate in the            OTHER INFORMATION                             at the following e-mail address:
initial public offering (IPO) market in                                                    publicinfo@sec.gov. The SEC file numbers
some market cycles. Because of the           o The Conference Board is a                   for the fund are 811-1424 and 2-25469.
fund's small asset base, any investment      not-for-profit organization that              The fund's most recent portfolio
the fund may make in IPOs may                conducts research and publishes               holdings, as filed on Form N-Q, are also
significantly affect the fund's total        information and analysis to help              available at AIMinvestments.com.
return. As the fund's assets grow, the       businesses strengthen their performance.
impact of IPO investments will decline,                                                    A description of the policies and
which may reduce the effect of IPO           o The returns shown in the Management's       procedures that the fund uses to
investments on the fund's total return.      Discussion of Fund Performance are based      determine how to vote proxies relating
                                             on net asset values calculated for            to portfolio securities is available
ABOUT INDEXES USED IN THIS REPORT            shareholder transactions. Generally           without charge, upon request, from our
                                             accepted accounting principles require        Client Services department at
o The unmanaged Standard & Poor's            adjustments to be made to the net assets      800-959-4246 or on the AIM Web site,
Composite Index of 500 Stocks (the S&P       of the fund at period end for financial       AIMinvestments.com. On the home page,
500--Registered Trademark-- Index) is        reporting purposes, and as such, the net      scroll down and click on AIM Funds Proxy
an index of common stocks frequently         asset values for shareholder                  Policy. The information is also available
used as a general measure of U.S. stock      transactions and the returns based on         on the Securities and Exchange
market performance.                          those net asset values may differ from        Commission's Web site, sec.gov.
                                             the net asset values and returns
o The unmanaged MSCI World Index is a        reported in the Financial Highlights.         Information regarding how the fund voted
group of global securities tracked by                                                      proxies related to its portfolio
Morgan Stanley Capital International.        o Industry classifications used in this       securities during the 12 months ended
                                             report are generally according to the         6/30/04 is available at our Web site. Go
o The unmanaged Lipper Large-Cap Core        Global Industry Classification Standard,      to AIMinvestments.com, access the About
Fund Index represents an average of the      which was developed by and is the             Us tab, click on Required Notices and
performance of the 30 largest large          exclusive property and a service mark of      then click on Proxy Voting Activity.
capitalization core equity funds tracked     Morgan Stanley Capital International          Next, select your fund from the drop-down
by Lipper, Inc., an independent mutual       Inc. and Standard & Poor's.                   menu.
fund performance monitor.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004.
                    Domestically, the S&P 500 Index was up 9.41% for the year.
                    Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P
                    500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                      /s/ MARK H. WILLIAMSON
                    ---------------------------------         ---------------------------------
                    Robert H. Graham                          Mark H. Williamson
                    Chairman, AIM Investments                 CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds      Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors, and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND ADHERES TO INVESTMENT STRATEGY AND                                                    YOUR FUND
LONG-TERM FOCUS
                                                                                           We continued to focus on the stocks of
For the fiscal year ended October 31,           Generally positive economic                market-leading companies. We continued
2004, AIM Core Strategies Fund's Class A     developments prompted the U.S. Federal        our scrutiny of each stock, employing
shares returned 5.20% at net asset value     Reserve (the Fed) to raise its federal        careful analysis to determine financial
(NAV). PERFORMANCE SHOWN AT NAV DOES NOT     funds target rate from a decades-low          strength and the potential for
INCLUDE FRONT-END SALES CHARGES, WHICH       1.00%, where it stood at the beginning        above-average earnings growth. An
WOULD HAVE REDUCED THE PERFORMANCE. The      of the fiscal year, to 1.75% by the           important part of the fund's strategy is
results for the other share classes of       fiscal year's close. In its anecdotal         to try to mitigate risk by selecting a
the fund and the fund's comparison           report on the economy released in late        diversified portfolio while avoiding
indexes are shown in the table on page       October, the Fed said economic activity       over-exposure to any sector.
3.                                           continued to expand in September and
                                             early October. The Fed said that higher          As of October 31, 2004, 4% of the
   The fund underperformed the S&P 500       energy costs were constraining consumer       fund's holdings were invested in
Index, which returned 9.41%, and the         and business spending; that capital           small-cap stocks, 11% in mid-cap stocks
Lipper Large-Cap Core Fund Index, which      spending and hiring were rising               and 85% in large-cap stocks, as computed
returned 6.92% for the same period. The      modestly; and that residential real           by AIM according to capitalization sizes
fund underperformed the S&P 500 Index        estate activity remained robust, but          assigned by Lipper, Inc. The fund was
primarily because of stock selection in      non-residential activity remained             invested in all 10 sectors of the S&P
the information technology sector and        relatively weak.                              500 Index. The top-performing sectors
underweight positions in energy and                                                        for the fund--energy, telecommunication
utilities. The same underweight                 This generally positive economic news      services and utilities--were the top
positions detracted from the fund's          was offset somewhat by geopolitical           three performers for the S&P 500 Index
performance relative to its peer group       uncertainty and terrorism concerns, as        as well. As a group, the fund's holdings
index.                                       well as soaring oil prices. In                outperformed the stocks in the index in
                                             mid-October, Fed Chairman Alan Greenspan      the telecommunication services and
MARKET CONDITIONS                            said that "so far this year, the rise in      health care sectors. The fund's holdings
                                             the value of imported oil--essentially a      in materials, information technology and
The U.S. economy showed signs of             tax on U.S. residents--has amounted to        consumer staples underperformed those of
strength during the fiscal year ended        about 3/4 [of one] percent of GDP." The       the index.
October 31, 2004. Economic news was          Conference Board reported that consumer
generally positive, and it included          sentiment hit a two-year high in July,           Our focus on market leaders gives the
expansion of gross domestic product          before declining in August, September         fund a long-term investment perspective,
(GDP), the broadest measure of overall       and October. The Conference Board also        which sometimes results in long holding
economic activity. While positive, GDP       reported that its index of leading            periods. All of the top 10 holdings that
growth tapered off somewhat from an          economic indicators declined in               were listed in the annual report for the
annualized rate of 7.4% in the third         September, its fourth consecutive             prior fiscal year remained in the
quarter of 2003 to a more modest 3.9%        monthly decline.                              portfolio as of October 31, 2004.
in the third quarter of 2004.

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
By sector
                                              1. Microsoft Corp.                3.8%        1. Diversified Banks              7.4%
              [PIE CHART]
                                              2. Citigroup Inc.                 2.8         2. Systems Software               7.4
Industrials                       12.0%
                                              3. Oracle Corp.                   2.7         3. Pharmaceuticals                5.2
Information Technology            18.4%
                                              4. Home Depot, Inc. (The)         2.7         4. Consumer Finance               4.6
Materials                          1.8%
                                              5. Intel Corp.                    2.6         5. Household Products             4.1
Telecommunication Services         1.7%
                                              6. Bank of America Corp.          2.5         6. Diversified Commercial         3.7
Utilities                          0.5%                                                        Services
                                              7. MBNA Corp.                     2.5
Other Assets Less Liabilities      3.3%                                                     7. Managed Health Care            3.7
                                              8. Dell Inc.                      2.4
Consumer Discretionary            11.2%                                                     8. Health Care Equipment          3.5
                                              9. Exxon Mobil Corp.              2.4
Consumer Staples                   9.2%                                                     9. Computer Hardware              3.5
                                             10. PepsiCo, Inc.                  2.2
Energy                             3.8%                                                    10. Integrated Oil & Gas           2.9

Financials                        22.9%

Health Care                       15.2%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

   Stocks that contributed to fund           the end of the period, we had not been                        DUY NGUYEN
performance for the period included top      dissuaded from our opinion of the value
performers Exxon Mobil and UnitedHealth      of this holding by what we believed were                      Mr. Nguyen, Chartered
Group. In October 2004, Exxon Mobil          temporary detractions, and the fund             [NGUYEN       Financial Analyst, is
announced higher third-quarter earnings      continued to own shares in this market           PHOTO]       the portfolio manager of
than in any single quarter in its            leader.                                                       AIM Core Strategies
history. The company benefited from                                                                        Fund. Mr. Nguyen began
higher prices for oil and natural gas,       IN CLOSING                                    his investments career in 1993. He
as well as an increase in production.                                                      joined AIM in May 2000. Mr. Nguyen
Its chemicals division reported earnings     Throughout the period, we continued to        earned a B.B.A. at the University of
that were almost four times higher than      maintain a portfolio that was                 Texas.
the third quarter of 2003.                   diversified across all sectors. Our
                                             thorough stock selection process and our      Assisted by the Mid/Large Cap Core Team.
   Managed care provider UnitedHealth        belief in the potential longterm benefit
Group also announced record                  of investing in market-leading companies
third-quarter earnings, which amounted       did not change.
to a 35% increase over the third quarter
of 2003. The company reported an             THE VIEWS AND OPINIONS EXPRESSED IN
expanded customer base, an increased         MANAGEMENT'S DISCUSSION OF FUND
operating margin and a sizeable increase     PERFORMANCE ARE THOSE OF A I M ADVISORS,
in cash flow from operations.                INC. THESE VIEWS AND OPINIONS ARE
                                             SUBJECT TO CHANGE AT ANY TIME BASED ON
   Merck and Wal-Mart were among the         FACTORS SUCH AS MARKET AND ECONOMIC
companies whose stocks detracted from        CONDITIONS. THESE VIEWS AND OPINIONS MAY
fund performance. In late September          NOT BE RELIED UPON AS INVESTMENT ADVICE
2004, one of Merck's most profitable         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
medications, Vioxx--Registered               PARTICULAR SECURITY. THE INFORMATION IS
Trademark--, was removed from the            NOT A COMPLETE ANALYSIS OF EVERY ASPECT
marketplace because of a reported            OF ANY MARKET, COUNTRY, INDUSTRY,
linkage to heart attacks and strokes.        SECURITY OR THE FUND. STATEMENTS OF FACT
While some correction in price was           ARE FROM SOURCES CONSIDERED RELIABLE,
warranted, we believe the market has now     BUT A I M ADVISORS, INC. MAKES NO
punished the stock too severely. We          REPRESENTATION OR WARRANTY AS TO THEIR
continued to hold Merck at the close of      COMPLETENESS OR ACCURACY. ALTHOUGH
the fiscal year because we believed the      HISTORICAL PERFORMANCE IS NO GUARANTEE
company's strong free cash flow and          OF FUTURE RESULTS, THESE INSIGHTS MAY
compelling yield implied the potential       HELP YOU UNDERSTAND OUR INVESTMENT
for future gains with lower downside         MANAGEMENT PHILOSOPHY.
risk.
                                                   See important fund and index
   Wal-Mart experienced profit pressures          disclosures inside front cover.
over the period from higher gas prices
that adversely affected low-income
consumers. At

======================================================================================

FUND VS. INDEXES                             TOTAL NET ASSETS           $0.97 MILLION

TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS             110
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.

Class A Shares                      5.20%

Class B Shares                      5.20

Class C Shares                      5.20

S&P 500 Index (Broad Market and
Style-specific Index)               9.41

Lipper Large-Cap Core Fund Index
(Peer Group Index)                  6.92

SOURCE: LIPPER, INC.

======================================================================================           [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                      contingent deferred sales charges on
dollars) of investing in the fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds. In addition,
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to        higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,

===================================================================================================================================

                                                          ACTUAL                                     HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT        ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT             EXPENSES
                       VALUE                  VALUE                PAID DURING               VALUE                 PAID DURING
                     (5/1/04)             (10/31/04)(1)             PERIOD(2)              (10/31/04)               PERIOD(2)
Class A              $1,000.00              $1,000.00                 $9.05                 $1,000.00                 $9.07
Class B               1,000.00               1,000.00                  9.05                  1,000.00                  9.07
Class C               1,000.00               1,000.00                  9.05                  1,000.00                  9.07

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 0.0%, 0.0%, and 0.0% for Classes A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.79%, 1.79%, and 1.79% for Classes A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON        For More Information Visit
                                                                                           IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE


YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   12/31/01-10/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                      AIM Core         AIM Core        AIM Core
include reinvested dividends.                       Strategies Fund  Strategies Fund  Strategies Fund    Lipper Large-Cap  S&P 500
Performance of an index of funds             Date    Class A Shares   Class B Shares   Class C Shares    Core Fund Index    Index
reflects fund expenses and management
fees; performance of a market index does     12/01       $9450           $10000           $10000           $10000          $10000
not. Performance shown in the chart does     1/02         9299             9840             9840             9842            9854
not reflect deduction of taxes a             2/02         9091             9620             9620             9677            9664
shareholder would pay on fund                3/02         9411             9959             9959            10007           10028
distributions or sale of fund shares.        4/02         8948             9469             9469             9483            9420
Performance of the indexes does not          5/02         8882             9399             9399             9414            9351
reflect the effects of taxes.                6/02         8306             8789             8789             8764            8685
                                             7/02         7767             8220             8220             8113            8008
                                             8/02         7786             8239             8239             8180            8061
                                             9/02         7059             7470             7470             7385            7185
                                             10/02        7550             7990             7990             7959            7817
                                             11/02        7787             8240             8240             8314            8277
                                             12/02        7379             7808             7808             7877            7791
                                             1/03         7215             7635             7635             7670            7587
                                             2/03         7109             7522             7522             7568            7473
                                             3/03         7185             7604             7604             7632            7545
                                             4/03         7647             8093             8093             8194            8167
                                             5/03         8032             8500             8500             8591            8597
                                             6/03         8090             8561             8561             8676            8706
                                             7/03         8196             8673             8673             8813            8860
                                             8/03         8330             8815             8815             8983            9032
                                             9/03         8282             8764             8764             8867            8937
                                             10/03        8753             9263             9263             9301            9442
                                             11/03        8830             9344             9344             9379            9525
                                             12/03        9141             9673             9673             9830           10024
                                             1/04         9276             9816             9816             9969           10208
                                             2/04         9402             9949             9949            10087           10350
                                             3/04         9344             9888             9888             9929           10194
                                             4/04         9210             9746             9746             9775           10034
                                             5/04         9316             9858             9858             9874           10171
                                             6/04         9431             9980             9980            10051           10369
                                             7/04         9104             9634             9634             9695           10026
                                             8/04         9094             9623             9623             9701           10066
                                             9/04         9161             9694             9694             9812           10175
                                             10/04       $9212           $ 9459           $ 9746           $ 9945          $10331
                                                                                                             Source: Lipper, Inc.
AVERAGE ANNUAL TOTAL RETURNS                 In addition to returns as of the close
As of 10/31/04, including sales charges      of the fiscal year, industry regulations         Class A share performance reflects the
                                             require us to provide average annual          maximum 5.50% sales charge, and Class B
CLASS A SHARES                               total returns as of 9/30/04, the most         and Class C share performance reflects
Inception (12/31/01)                -2.86%   recent calendar quarter-end.                  the applicable contingent deferred sales
1 Year                              -0.59                                                  charge (CDSC) for the period involved.
                                             AVERAGE ANNUAL TOTAL RETURNS                  The CDSC on Class B shares declines from
CLASS B SHARES                               As of 9/30/04, including applicable           5% beginning at the time of purchase to
Inception (12/31/01)                -1.94%   sales charges                                 0% at the beginning of the seventh year.
1 Year                               0.20                                                  The CDSC on Class C shares is 1% for the
                                             CLASS A SHARES                                first year after purchase.
CLASS C SHARES                               Inception (12/31/01)             -3.13%
Inception (12/31/01)                -0.90%   1 Year                            4.54           The performance of the fund's share
1 Year                               4.20                                                  classes will differ due to different
                                             CLASS B SHARES                                sales charge structures and class
                                             Inception (12/31/01)             -2.19%       expenses.
                                             1 Year                            5.61
                                                                                              Had the advisor not waived fees and/or
                                             CLASS C SHARES                                reimbursed expenses, performance would
                                             Inception (12/31/01)             -1.12%       have been lower.
                                             1 Year                            9.61

                                             The performance data quoted represent
                                             past performance and cannot guarantee
                                             comparable future results; current
                                             performance may be lower or higher.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

===================================================================================================================================

SCHEDULE OF INVESTMENTS
October 31, 2004



                                                                        MARKET
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--96.69%

AEROSPACE & DEFENSE--1.10%

General Dynamics Corp.                                     60       $      6,127
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                          30              1,978
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                     50              2,587
================================================================================
                                                                          10,692
================================================================================

APPAREL RETAIL--1.67%

Gap, Inc. (The)                                           560             11,189
--------------------------------------------------------------------------------
Limited Brands                                            110              2,726
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                      100              2,398
================================================================================
                                                                          16,313
================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS--0.29%

Liz Claiborne, Inc.                                        70              2,862
================================================================================

APPLICATION SOFTWARE--0.65%

Intuit Inc.(a)                                             70              3,175
--------------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A                     130              3,199
================================================================================
                                                                           6,374
================================================================================

ASSET MANAGEMENT & CUSTODY BANKS--1.35%

Mellon Financial Corp.                                    380             10,982
--------------------------------------------------------------------------------
SEI Investments Co.                                        60              2,159
================================================================================
                                                                          13,141
================================================================================

BIOTECHNOLOGY--0.47%

Amgen Inc.(a)                                              80              4,544
================================================================================

BUILDING PRODUCTS--1.55%

Masco Corp.                                               440             15,074
================================================================================

COMMUNICATIONS EQUIPMENT--1.85%

Cisco Systems, Inc.(a)                                    940             18,057
================================================================================

COMPUTER & ELECTRONICS RETAIL--0.18%

RadioShack Corp.                                           60              1,796
================================================================================

                                                                      MARKET
                                                    SHARES            VALUE
-------------------------------------------------------------------------------
COMPUTER HARDWARE--3.46%

Dell Inc.(a)                                             680       $     23,841
-------------------------------------------------------------------------------
International Business Machines Corp.                    110              9,872
===============================================================================
                                                                         33,713
===============================================================================

COMPUTER STORAGE & PERIPHERALS--0.17%

Lexmark International, Inc.-Class A(a)                    20              1,662
===============================================================================

CONSUMER FINANCE--4.64%

American Express Co.                                     300             15,921
-------------------------------------------------------------------------------
Capital One Financial Corp.                               70              5,163
-------------------------------------------------------------------------------
MBNA Corp.                                               940             24,092
===============================================================================
                                                                         45,176
===============================================================================

DATA PROCESSING & OUTSOURCED SERVICES--1.89%

Affiliated Computer Services, Inc.-Class A(a)            100              5,455
-------------------------------------------------------------------------------
Automatic Data Processing, Inc.                           90              3,905
-------------------------------------------------------------------------------
First Data Corp.                                         180              7,430
-------------------------------------------------------------------------------
Paychex, Inc.                                             50              1,640
===============================================================================
                                                                         18,430
===============================================================================

DEPARTMENT STORES--0.36%

Federated Department Stores, Inc.                         70              3,531
===============================================================================

DIVERSIFIED BANKS--7.41%

Bank of America Corp.                                    540             24,187
-------------------------------------------------------------------------------
U.S. Bancorp                                             710             20,313
-------------------------------------------------------------------------------
Wachovia Corp.                                           320             15,747
-------------------------------------------------------------------------------
Wells Fargo & Co.                                        200             11,944
===============================================================================
                                                                         72,191
===============================================================================

DIVERSIFIED CHEMICALS--0.64%

Engelhard Corp.                                          220              6,226
===============================================================================

DIVERSIFIED COMMERCIAL SERVICES--3.65%

Cendant Corp.                                            470              9,677
-------------------------------------------------------------------------------
Deluxe Corp.                                             220              8,380
-------------------------------------------------------------------------------
Equifax Inc.                                             390             10,199
-------------------------------------------------------------------------------
West Corp.(a)                                            260              7,311
===============================================================================
                                                                         35,567
===============================================================================

ELECTRIC UTILITIES--0.51%

Entergy Corp.                                             50              3,268
-------------------------------------------------------------------------------
Southern Co. (The)                                        55              1,737
===============================================================================
                                                                          5,005
===============================================================================

                                                                      MARKET
                                                   SHARES             VALUE
-------------------------------------------------------------------------------
FOOTWEAR--1.11%

NIKE, Inc.-Class B                                      110       $       8,944
-------------------------------------------------------------------------------
Timberland Co. (The)-Class A(a)                          30               1,842
===============================================================================
                                                                         10,786
===============================================================================

HEALTH CARE DISTRIBUTORS--1.15%

Cardinal Health, Inc.                                   240              11,220
===============================================================================

HEALTH CARE EQUIPMENT--3.52%

Bard (C.R.), Inc.                                       100               5,680
-------------------------------------------------------------------------------
Becton, Dickinson & Co.                                 100               5,250
-------------------------------------------------------------------------------
Fisher Scientific International Inc.(a)                 127               7,285
-------------------------------------------------------------------------------
Guidant Corp.                                            30               1,999
-------------------------------------------------------------------------------
Hospira, Inc.(a)                                         14                 447
-------------------------------------------------------------------------------
Stryker Corp.                                           260              11,203
-------------------------------------------------------------------------------
Waters Corp.(a)                                          60               2,477
===============================================================================
                                                                         34,341
===============================================================================

HEALTH CARE SERVICES--0.67%

IMS Health Inc.                                         310               6,566
===============================================================================

HEALTH CARE SUPPLIES--0.56%

Bausch & Lomb Inc.                                       90               5,486
===============================================================================

HOME ENTERTAINMENT SOFTWARE--0.18%

Electronic Arts Inc.(a)                                  40               1,797
===============================================================================

HOME IMPROVEMENT RETAIL--2.70%

Home Depot, Inc. (The)                                  640              26,291
===============================================================================

HOUSEHOLD PRODUCTS--4.06%

Colgate-Palmolive Co.                                   100               4,462
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                                    280              16,708
-------------------------------------------------------------------------------
Procter & Gamble Co. (The)                              360              18,425
===============================================================================
                                                                         39,595
===============================================================================

HOUSEWARES & SPECIALTIES--0.37%

Fortune Brands, Inc.                                     50               3,641
===============================================================================

HYPERMARKETS & SUPER CENTERS--1.11%

Wal-Mart Stores, Inc.                                   200              10,784
===============================================================================

                                                                      MARKET
                                                    SHARES            VALUE
-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.66%

3M Co.                                                   150       $     11,636
-------------------------------------------------------------------------------
General Electric Co.                                     300             10,236
-------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                        130              4,050
===============================================================================
                                                                         25,922
===============================================================================

INDUSTRIAL MACHINERY--2.15%

Danaher Corp.                                            240             13,231
-------------------------------------------------------------------------------
Graco Inc.                                               225              7,740
===============================================================================
                                                                         20,971
===============================================================================

INTEGRATED OIL & GAS--2.92%

ChevronTexaco Corp.                                      100              5,306
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                        470             23,133
===============================================================================
                                                                         28,439
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES--1.66%

SBC Communications Inc.                                  330              8,336
-------------------------------------------------------------------------------
Verizon Communications Inc.                              200              7,820
===============================================================================
                                                                         16,156
===============================================================================

INTERNET SOFTWARE & SERVICES--0.22%

Yahoo! Inc.(a)                                            60              2,171
===============================================================================

LIFE & HEALTH INSURANCE--0.71%

MetLife, Inc.                                             60              2,301
-------------------------------------------------------------------------------
Prudential Financial, Inc.(a)                            100              4,647
===============================================================================
                                                                          6,948
===============================================================================

MANAGED HEALTH CARE--3.65%

Anthem, Inc.(a)                                          140             11,256
-------------------------------------------------------------------------------
UnitedHealth Group Inc.                                  220             15,928
-------------------------------------------------------------------------------
WellChoice Inc.(a)                                        60              2,506
-------------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                         60              5,860
===============================================================================
                                                                         35,550
===============================================================================

METAL & GLASS CONTAINERS--0.53%

Ball Corp.                                               130              5,181
===============================================================================

MOTORCYCLE MANUFACTURERS--0.77%

Harley-Davidson, Inc.                                    130              7,484
===============================================================================

MULTI-LINE INSURANCE--0.82%

American International Group, Inc.                       100              6,071
-------------------------------------------------------------------------------
Genworth Financial Inc.-Class A                           80              1,909
===============================================================================
                                                                          7,980
===============================================================================

                                                                     MARKET
                                                    SHARES           VALUE
------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION--0.90%

Anadarko Petroleum Corp.                                 50       $      3,373
------------------------------------------------------------------------------
Burlington Resources Inc.                               130              5,395
==============================================================================
                                                                         8,768
==============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--2.78%

Citigroup Inc.                                          610             27,066
==============================================================================

PERSONAL PRODUCTS--0.81%

Avon Products, Inc.                                     200              7,910
==============================================================================

PHARMACEUTICALS--5.16%

Bristol-Myers Squibb Co.                                 70              1,640
------------------------------------------------------------------------------
Johnson & Johnson                                       280             16,346
------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                           120              1,309
------------------------------------------------------------------------------
Merck & Co. Inc.                                        420             13,150
------------------------------------------------------------------------------
Mylan Laboratories Inc.                                  80              1,378
------------------------------------------------------------------------------
Pfizer Inc.                                             570             16,502
==============================================================================
                                                                        50,325
==============================================================================

PROPERTY & CASUALTY INSURANCE--0.79%

Allstate Corp. (The)                                    160              7,694
==============================================================================

PUBLISHING--0.62%

McGraw-Hill Cos., Inc. (The)                             70              6,038
==============================================================================

RAILROADS--0.90%

Burlington Northern Santa Fe Corp.                      210              8,780
==============================================================================

REGIONAL BANKS--1.58%

KeyCorp                                                  70              2,351
------------------------------------------------------------------------------
National City Corp.                                     280             10,912
------------------------------------------------------------------------------
SunTrust Banks, Inc.                                     30              2,111
==============================================================================
                                                                        15,374
==============================================================================

RESTAURANTS--2.47%

CBRL Group, Inc.                                         50              1,813
------------------------------------------------------------------------------
McDonald's Corp.                                        390             11,369
------------------------------------------------------------------------------
Yum! Brands, Inc.                                       250             10,875
==============================================================================
                                                                        24,057
==============================================================================

SEMICONDUCTORS--2.65%

Intel Corp.                                           1,160             25,822
==============================================================================

SOFT DRINKS--2.19%

PepsiCo, Inc.                                           430             21,319
==============================================================================

                                                                       MARKET
                                                      SHARES           VALUE
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS--0.66%

International Flavors & Fragrances Inc.                    50       $      1,953
--------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                        80              4,451
================================================================================
                                                                           6,404
================================================================================

SPECIALTY STORES--0.63%

Claire's Stores, Inc.                                     100              2,602
--------------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                                     60              1,439
--------------------------------------------------------------------------------
Staples, Inc.                                              70              2,082
================================================================================
                                                                           6,123
================================================================================

SYSTEMS SOFTWARE--7.37%

Microsoft Corp.                                         1,310             36,667
--------------------------------------------------------------------------------
Oracle Corp.(a)                                         2,100             26,586
--------------------------------------------------------------------------------
Symantec Corp.(a)                                         150              8,541
================================================================================
                                                                          71,794
================================================================================

THRIFTS & MORTGAGE FINANCE--2.83%

Countrywide Financial Corp.                               198              6,322
--------------------------------------------------------------------------------
Fannie Mae                                                 95              6,664
--------------------------------------------------------------------------------
IndyMac Bancorp, Inc.                                      80              2,581
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                   310             12,000
================================================================================
                                                                          27,567
================================================================================

TOBACCO--0.99%

Altria Group, Inc.                                        200              9,692
================================================================================

Total Common Stocks (Cost $886,451)                                      942,396
================================================================================

TOTAL INVESTMENTS--96.69%  (Cost $886,451)                               942,396
================================================================================
OTHER ASSETS LESS LIABILITIES--3.31%                                      32,282
================================================================================
NET ASSETS--100.00%                                                 $    974,678
================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost $886,451)                      $  942,396
----------------------------------------------------------------------------
Cash                                                                  30,516
----------------------------------------------------------------------------
Receivables for:
     Dividends                                                         1,135
----------------------------------------------------------------------------
     Amount due from advisor                                          17,171
----------------------------------------------------------------------------
Other assets                                                             177
============================================================================
       Total assets                                                  991,395
============================================================================

LIABILITIES:

Payables for:

Accrued transfer agent fees                                                8
----------------------------------------------------------------------------
Accrued operating expenses                                            16,709
============================================================================
       Total liabilities                                              16,717
============================================================================
Net assets applicable to shares outstanding                       $  974,678
============================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                $  991,834
----------------------------------------------------------------------------
     Undistributed net realized gain (loss) from
       investment securities                                         (73,101)
----------------------------------------------------------------------------
     Unrealized appreciation of investment securities                 55,945
============================================================================
                                                                  $  974,678
____________________________________________________________________________
============================================================================

NET ASSETS:

Class A                                                           $  389,870
____________________________________________________________________________
============================================================================
Class B                                                           $  292,404
____________________________________________________________________________
============================================================================
Class C                                                           $  292,404
____________________________________________________________________________
============================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                                               40,780
____________________________________________________________________________
============================================================================
Class B                                                               30,585
____________________________________________________________________________
============================================================================
Class C                                                               30,585
____________________________________________________________________________
============================================================================
Class A :
     Net asset value per share                                    $     9.56
----------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $9.56 / 94.50%)                        $    10.12
____________________________________________________________________________
============================================================================
Class B :
     Net asset value and offering price per share                 $     9.56
____________________________________________________________________________
============================================================================
Class C :
     Net asset value and offering price per share                 $     9.56
____________________________________________________________________________
============================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends                                                     $   14,550
------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      7,282
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                     3,444
------------------------------------------------------------------------
Distribution fees:
Class A                                                            1,359
------------------------------------------------------------------------
Class B                                                            2,913
------------------------------------------------------------------------
Class C                                                            2,913
------------------------------------------------------------------------
Transfer agent fees                                                  127
------------------------------------------------------------------------
Trustees' fees and retirement benefits                             8,217
------------------------------------------------------------------------
Reports to shareholders                                            7,852
------------------------------------------------------------------------
Market timing expenses                                            17,370
------------------------------------------------------------------------
Professional fees                                                 24,108
------------------------------------------------------------------------
Other                                                                177
========================================================================
       Total expenses                                            125,762
========================================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                                   (108,773)
========================================================================
       Net expenses                                               16,989
========================================================================
Net investment income (loss)                                      (2,439)
========================================================================

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities                      38,354
------------------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                                           12,400
------------------------------------------------------------------------
Net gain from investment securities                               50,754
========================================================================
Net increase in net assets resulting from operations          $   48,315
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003


                                                                                2004              2003
--------------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                              $   (2,439)       $   (2,307)
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities
    and option contracts                                                        38,354           (11,051)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                                             12,400           140,495
========================================================================================================
      Net increase in net assets resulting from operations                      48,315           127,137
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                         (529)           (5,600)
--------------------------------------------------------------------------------------------------------
  Class B                                                                         (397)           (4,200)
--------------------------------------------------------------------------------------------------------
  Class C                                                                         (397)           (4,200)
========================================================================================================
  Decrease in net assets resulting from distributions                           (1,323)          (14,000)
========================================================================================================
Share transactions-net:
  Class A                                                                          529             5,600
--------------------------------------------------------------------------------------------------------
  Class B                                                                          397             4,200
--------------------------------------------------------------------------------------------------------
  Class C                                                                          397             4,200
========================================================================================================
      Net increase in net assets resulting from share transactions               1,323            14,000
========================================================================================================
      Net increase in net assets                                                48,315           127,137
========================================================================================================

NET ASSETS:

  Beginning of year                                                            926,363           799,226
========================================================================================================
  End of year (including undistributed net investment income
    (loss) of $0 and $(4,522), respectively)                                $  974,678        $  926,363
________________________________________________________________________________________________________
========================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Core Strategies Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $7,282 and reimbursed expenses of $75,965.

     For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $17,990 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $127. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

     The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. Waivers may be modified or discontinued at any time. AIM Distributors waived all plan fees of $1,359, $2,913 and $2,913 for the Class A, Class B and Class C shares, respectively.

     Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $12 and credits in custodian fees of $339 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $351.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

     Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

     Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

     During the year ended October 31, 2004, the Fund paid legal fees of $3,612 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

     During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

     Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                              2004              2003
--------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                     $   1,323         $  14,000
________________________________________________________________________________________________________
========================================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

Unrealized appreciation - investments                               $    55,329
Capital loss carryforward                                               (72,485)
Shares of beneficial interest                                           991,834
--------------------------------------------------------------------------------
Total net assets                                                    $   974,678
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

     Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

     The Fund utilized $39,040 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
(CONTINUED)

                                                                  CAPITAL
EXPIRATION                                                    LOSS CARRYFORWARD*
--------------------------------------------------------------------------------
October 31, 2010                                                   $61,434
October 31, 2011                                                    11,051
--------------------------------------------------------------------------------
Total capital loss carryforward                                    $72,485
________________________________________________________________________________
================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $487,022 and $501,339, respectively.


      UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                      $       97,932
----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                           (42,603)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                            $       55,329
______________________________________________________________________________________________
==============================================================================================
Cost of investments for tax purposes is $887,067.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $8,284, undistributed net realized gain (loss) was increased by $70 and shares of beneficial interest decreased by $8,354. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                         --------------------------------------------------------
                                                    2004                                  2003
                                         --------------------------    --------------------------
                                           SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
   Class A                                       57      $      529           722      $    5,600
-------------------------------------------------------------------------------------------------
   Class B                                       43             397           541           4,200
-------------------------------------------------------------------------------------------------
   Class C                                       43             397           541           4,200
-------------------------------------------------------------------------------------------------
                                                143      $    1,323         1,804      $   14,000
_________________________________________________________________________________________________
=================================================================================================

(a) Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                                        ---------------------------------------------------
                                                                                                         DECEMBER 31, 2001
                                                                                                         (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                                        -----------------------------       OCTOBER 31,
                                                                            2004              2003             2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $      9.10       $      7.99        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                              (0.02)            (0.02)         (0.03)
---------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)            0.49              1.27          (1.98)
===========================================================================================================================
        Total from investment operations                                       0.47              1.25          (2.01)
===========================================================================================================================
Less dividends from net investment income                                     (0.01)            (0.14)            --
===========================================================================================================================
Net asset value, end of period                                          $      9.56       $      9.10        $  7.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                                5.20%            15.95%        (20.10)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $       390       $       371        $   320
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                             1.79%(b)          1.78%          1.82%(c)
---------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                         12.56%(b)         11.94%         13.71%(c)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets                   (0.25)%(b)        (0.28)%        (0.45)%(c)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                                                       52%               81%            42%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $388,357.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                                            CLASS B
                                                                        ---------------------------------------------------
                                                                                                         DECEMBER 31, 2001
                                                                                                         (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                                        -----------------------------       OCTOBER 31,
                                                                            2004              2003             2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $     9.10        $      7.99         $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                             (0.02)             (0.02)          (0.03)
---------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)           0.49               1.27           (1.98)
===========================================================================================================================
        Total from investment operations                                      0.47               1.25           (2.01)
===========================================================================================================================
Less dividends from net investment income                                    (0.01)             (0.14)             --
===========================================================================================================================
Net asset value, end of period                                          $     9.56        $      9.10         $  7.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                               5.20%             15.95%         (20.10)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $      292        $       278         $   240
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                            1.79%(b)           1.78%           1.82%  (c)
---------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                        13.21%(b)          12.59%          14.36%  (c)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets                  (0.25)%(b)         (0.28)%         (0.45)%(c)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                                                      52%                81%             42%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $291,270.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                                            CLASS C
                                                                        ---------------------------------------------------
                                                                                                         DECEMBER 31, 2001
                                                                                                         (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                                        -----------------------------       OCTOBER 31,
                                                                            2004              2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $     9.10         $     7.99       $    10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                             (0.02)             (0.02)           (0.03)
---------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)           0.49               1.27            (1.98)
===========================================================================================================================
        Total from investment operations                                      0.47               1.25            (2.01)
===========================================================================================================================
Less dividends from net investment income                                    (0.01)             (0.14)              --
===========================================================================================================================
Net asset value, end of period                                          $     9.56         $     9.10       $     7.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                               5.20%             15.95%          (20.10)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $      292         $      278       $      240
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                            1.79%(b)           1.78%            1.82%(c)
---------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                        13.21%(b)          12.59%           14.36%(c)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets                  (0.25)%(b)         (0.28)%          (0.45)%(c)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                                                      52%                81%              42%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $291,270.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlement agreements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Core Strategies Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Core Strategies Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Core Strategies Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza        1401 McKinney
                        Houston, TX 77046-1173   Suite 100                Suite 1200
                                                 Houston, TX 77046-1173   Houston, TX
                                                                          77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment           State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.           and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739            225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA
Philadelphia, PA 19103-7599                                               02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 100% is eligible for the dividends received deduction for corporation.
For its tax year ended October 31, 2004, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should contact your tax advisor regarding treatment of these amounts.

      DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                         AIM Developing Markets Fund
AIM Basic Balanced Fund*                   AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                       AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                         AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund               AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                           AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                     AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                     AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund           AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund              AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                       AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                              SECTOR EQUITY                     AIM High Income Municipal Fund
AIM Libra Fund                                                                           AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund               AIM Advantage Health Sciences Fund(1)         AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)            AIM Energy Fund(1)                            AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                    AIM Financial Services Fund(1)
AIM Mid Cap Stock Fund(1)                  AIM Global Health Care Fund
AIM Opportunities I Fund                   AIM Gold & Precious Metals Fund(1)               AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                  AIM Health Sciences Fund(1)
AIM Opportunities III Fund                 AIM Leisure Fund(1)                           AIM Aggressive Allocation Fund
AIM Premier Equity Fund                    AIM Multi-Sector Fund(1)                      AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                  AIM Real Estate Fund                          AIM Moderate Allocation Fund
AIM Select Equity Fund                     AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)               AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)           ==============================================================================
AIM Total Return Fund*(1)                  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                  FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund           FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                        ==============================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                 CSTR-AR-1           A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash
Funds   Products               Savings  Managed     Products  Investments  Management           [AIM INVESTMENTS LOGO APPEARS HERE]
                               Plans    Accounts                                                      --Registered Trademark--
-------------------------------------------------------------------------------------

                                                AIM DENT DEMOGRAPHIC TRENDS FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             principles require adjustments to be
                                                                                           made to the net assets of the fund at
o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Multi-Cap Growth       period end for financial reporting
not available as an investment for           Fund Index represents an average of the       purposes, and as such, the net asset
retirement plans maintained pursuant to      performance of the 30 largest multi-          values for shareholder transactions and
Section 401 of the Internal Revenue          capitalization growth funds tracked by        the returns based on those net asset
Code, including 401(k) plans, money          Lipper, Inc., an independent mutual fund      values may differ from the net asset
purchase pension plans and profit            performance monitor.                          values and returns reported in the
sharing plans. Plans that have existing                                                    Financial Highlights.
accounts invested in Class B shares will     o The unmanaged MSCI World Index is a
continue to be allowed to make               group of global of global securities          o Industry classifications used in this
additional purchases.                        tracked by Morgan Stanley Capital             report are generally according to the
                                             International.                                Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   which was developed by and is the
                                             o The unmanaged Russell 3000--Registered      exclusive property and a service mark of
o Harry S. Dent's stock market scenario      Trademark-- Growth Index is a subset of       Morgan Stanley Capital International
for the coming decade, based on              the Russell 3000--Registered Trademark--      Inc. and Standard & Poor's.
historical data, represents his opinion.     Index, an index of common stocks that
Unforeseen events such as rising             measures performance of the largest           The fund files its complete schedule of
inflation, declining productivity,           3,000 U.S. companies based on market          portfolio holdings with the Securities
irregular spending and savings patterns,     capitalization; the Growth subset             and Exchange Commission (SEC) for the
and other social, political and economic     measures the performance of Russell 3000      1st and 3rd quarters of each fiscal year
uncertainties could affect corporate         companies with higher price/book ratios       on Form N-Q. The fund's Form N-Q filings
earnings and the stock market,               and higher forecasted growth values.          are available on the SEC's Web site at
negatively altering Mr. Dent's view.                                                       http://www.sec.gov. Copies of the fund's
                                             o The unmanaged Standard & Poor's             Forms N-Q may be reviewed and copied at
o International investing presents           Composite Index of 500 Stocks (the S&P        the SEC's Public Reference Room at 450
certain risks not associated with            500--Registered Trademark-- Index) is an      Fifth Street, N.W., Washington, D.C.
investing solely in the United States.       index of common stocks frequently used        20549-0102. You can obtain information
These include risks relating to              as a general measure of U.S. stock            on the operation of the Public Reference
fluctuations in the value of the U.S.        market performance.                           Room, including information about
dollar relative to the values of other                                                     duplicating fee charges, by calling
currencies, the custody arrangements         o The fund is not managed to track the        1-202-942-8090 or by electronic request
made for the fund's foreign holdings,        performance of any particular index,          at the following e-mail address:
differences in accounting, political         including the indexes defined here, and       publicinfo@sec.gov. The SEC file numbers
risks and the lesser degree of public        consequently, the performance of the          for the fund are 811-1424 and 2-25469.
information required to be provided by       fund may deviate significantly from the       The fund's most recent portfolio
non-U.S. companies. The fund may invest      performance of the index.                     holdings, as filed on Form N-Q, are also
up to 25% of its assets in the                                                             available at AIMinvestments.com.
securities of non-U.S. issuers.              o A direct investment cannot be made in
                                             an index. Unless otherwise indicated,         A description of the policies and
o Investing in small and mid-sized           index results include reinvested              procedures that the fund uses to
companies involves risks not associated      dividends, and they do not reflect sales      determine how to vote proxies relating
with investing in more established           charges. Performance of an index of           to portfolio securities is available
companies, including business risk,          funds reflects fund expenses;                 without charge, upon request, from our
significant stock price fluctuations and     performance of a market index does not.       Client Services department at
illiquidity.                                                                               800-959-4246 or on the AIM Web site,
                                             OTHER INFORMATION                             AIMinvestments.com. Scroll down on the
o The fund may participate in the                                                          home page and click on AIM Funds Proxy
initial public offering (IPO) market in      o The Conference Board is a                   Voting Policies. The information is also
some market cycles. Because of the           not-for-profit organization that              available on the Securities and Exchange
fund's small asset base, any investment      conducts research and publishes               Commission's Web site, sec.gov.
the fund may make in IPOs may                information and analysis to help
significantly affect the fund's total        businesses strengthen their performance.      Information about how the fund voted
return. As the fund's assets grow, the                                                     proxies related to its portfolio
impact of IPO investments will decline,      o The returns shown in the Management's       securities during the 12 months ended
which may reduce the effect of IPO           Discussion of Fund Performance are based      6/30/04 is available at our Web site. Go
investments on the fund's total return.      on net asset values calculated for            to AIMinvestments.com, click on About
                                             shareholder transactions. Generally           Us, then on Required Notices and then
                                             accepted accounting                           select your fund from the drop-down
                                                                                           menu.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In
WILLIAMSON          addition, a similar provision was included in the terms of
                    AIM Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
[PHOTO OF           effective on October 4, 2004. Mr. Graham will remain on the
BRUCE L.            funds' Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark-- .
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                            /s/ MARK H. WILLIAMSON
------------------------------------            --------------------------------
Robert H. Graham                                Mark H. Williamson
Chairman, AIM Investments                       CEO & President, AIM Investments
President & Vice Chairman, AIM Funds            Trustee, AIM Funds
December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND MANAGERS MAINTAINED LONG-TERM           MARKET CONDITIONS                             Greenspan said that "so far this year,
INVESTMENT FOCUS                                                                           the rise in the value of imported
                                             The U.S. economy showed signs of              oil--essentially a tax on U.S.
For the fiscal year ended October 31,        strength during the fiscal year ended         residents--has amounted to about 3/4 [of
2004, AIM Dent Demographic Trends Fund       October 31, 2004. Economic news was           one] percent of GDP." The Conference
Class A shares returned 0.77% at net         generally positive, and it included           Board reported that consumer sentiment
asset value (NAV). PERFORMANCE SHOWN AT      expansion of gross domestic product           hit a two-year high in July, before
NAV DOES NOT INCLUDE FRONT-END SALES         (GDP), the broadest measure of overall        declining in August, September, and
CHARGES, WHICH WOULD HAVE REDUCED THE        economic activity. While remaining            October. The organization also reported
PERFORMANCE. The fund underperformed its     positive, GDP growth tapered off              that its index of leading economic
broad market index, the S&P 500 Index,       somewhat from an annualized rate of 4.2%      indicators declined in October, its
which returned 9.41%; its style-specific     in the fourth quarter of 2003 to a more       fifth consecutive monthly decline.
index, the Russell 3000 Growth Index,        modest 3.9% in the third quarter of
which returned 3.54%; and its peer group     2004.                                         YOUR FUND
index, the Lipper Multi-Cap Growth Fund
Index, which returned 5.75%. (Fiscal            Generally positive economic                Throughout the fiscal year, we continued
year returns for all of the fund's share     developments prompted the U.S. Federal        to combine Mr. Dent's top-down analysis
classes appear in the table on page 3.)      Reserve (the Fed) to raise its federal        of long-term demographic trends with our
                                             funds target rate from a decades-low          own unique bottom-up stock selection
   Those sectors of the economy              1.00%, where it stood at the beginning        process. The bulk of fund assets
emphasized by Harry S. Dent--consumer        of the fiscal year, to 1.75% by the           continued to be invested in sectors that
discretionary, financials, health care       fiscal year's close. In its anecdotal         Mr. Dent believes may benefit from
and information technology--were             report on the economy released in late        long-term demographic, economic and
generally out of favor for much of the       October, the Fed said economic activity       lifestyle trends. Within those sectors,
fiscal year and returns for those            continued to expand in September and          we used a combination of quantitative
sectors were relatively weak. Other          early October. The Fed said that higher       and fundamental research to identify
sectors not emphasized by Mr. Dent, such     energy costs were constraining consumer       stocks of companies with improving
as energy, utilities, and                    and business spending; that capital           fundamentals that appear sustainable.
telecommunication services, were among       spending and hiring were rising
the strongest-performing sectors of the      modestly; and that residential real              Fund performance during the fiscal
market. Nonetheless, because we maintain     estate activity remained robust, but          year was helped by strong stock
a long-term investment perspective, we       non-residential activity remained             selection and an overweight position
remained invested in those sectors of        relatively weak.                              relative to the Russell 3000 Growth
the economy emphasized by Mr. Dent,                                                        Index in consumer discretionary and
believing they have long-term promise.          This generally positive economic news      financials stocks. Consumer staples, in
                                             was offset somewhat by geopolitical           which the fund was underweight relative
                                             uncertainty and terrorism concerns, as        to the Russell 3000 Growth Index, was
                                             well as soaring oil prices. In                another sector in which strong stock
                                             mid-October, Fed Chairman Alan                selection helped fund performance. As a
                                                                                           group, the fund's

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector                                     1. Yahoo! Inc.                      2.4%      1. Communications Equipment       8.5%

                                              2. Dell Inc.                        2.3       2. Systems Software               5.7

               [PIE CHART]                    3. eBay Inc.                        2.2       3. Pharmaceuticals                5.6

Consumer Discretionary            19.3%       4. Symantec Corp.                   2.1       4. Computer Hardware              4.9

Financials                        11.3%       5. Comverse Technology, Inc.        2.0       5. Health Care Equipment          4.3

Consumer Staples                   5.5%       6. Kohl's Corp.                     1.9       6. Biotechnology                  4.3
Money Market Funds Plus Other
                                              7. Target Corp.                     1.9       7. Application Software           3.8
Assets Less Liabilities            5.1%
                                              8. Goldman Sachs Group, Inc. (The)  1.9       8. Apparel Retail                 3.3
Industrials                        2.5%
                                              9. Alliance Data Systems Corp.      1.8       9. Personal Products              3.2
Materials                          0.6%
                                             10. Cendant Corp.                    1.8      10. Internet Software & Services   3.2
Information Technology            35.6%

Health Care                       20.1%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

information technology stocks hindered       earlier. After our position in the stock      THE VIEWS AND OPINIONS EXPRESSED IN
fund performance--but outperformed those     tripled in value, we took some profits.       MANAGEMENT'S DISCUSSION OF FUND
in the benchmark index. While it was a                                                     PERFORMANCE ARE THOSE OF A I M ADVISORS,
difficult year for most information             Novellus, which manufactures               INC. THESE VIEWS AND OPINIONS ARE
technology stocks, we remained               semiconductor production equipment,           SUBJECT TO CHANGE AT ANY TIME BASED ON
overweight the sector because we             performed poorly for the fund. During         FACTORS SUCH AS MARKET AND ECONOMIC
continued to believe in their long-term      the fiscal year, a number of chip makers      CONDITIONS. THESE VIEWS AND OPINIONS MAY
appreciation potential.                      and electronics manufacturers that buy        NOT BE RELIED UPON AS INVESTMENT ADVICE
                                             capital equipment from Novellus reported      OR RECOMMENDATIONS, OR AS AN OFFER FOR A
   What hindered fund performance            rising inventories, as sales failed to        PARTICULAR SECURITY. THE INFORMATION IS
relative to our style-specific index?        meet expectations. This, together with        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
First, our stock selection within the        the September announcement by Intel (not      OF ANY MARKET, COUNTRY, INDUSTRY,
health care sector was not as good as we     a fund holding) that its third-quarter        SECURITY OR THE FUND. STATEMENTS OF FACT
would have liked. And second, in keeping     sales and earnings would fall short,          ARE FROM SOURCES CONSIDERED RELIABLE,
with Mr. Dent's demographic analysis,        hurt many semiconductor-related stocks.       BUT A I M ADVISORS, INC. MAKES NO
the fund had virtually no exposure to        We held the stock at the close of the         REPRESENTATION OR WARRANTY AS TO THEIR
the energy, industrials, materials and       fiscal year because we believed that it       COMPLETENESS OR ACCURACY. ALTHOUGH
utilities sectors--easily the                remained attractive on a long-term            HISTORICAL PERFORMANCE IS NO GUARANTEE
strongest-performing sectors of the          basis.                                        OF FUTURE RESULTS, THESE INSIGHTS MAY
market during the fiscal year.                                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             IN CLOSING                                    MANAGEMENT PHILOSOPHY.
   We sold some of our holdings in the
financials sector during the second and      This fiscal year was difficult for the              See important fund and index
third quarters of 2004. Rising interest      fund and for many of the sectors in                disclosures inside front cover.
rates, relatively low equity trading         which it invested. Nonetheless, we
volumes and a somewhat sluggish initial      remained focused on long-term                                  KIRK L. ANDERSON
public offering market hurt earnings in      demographic trends, and we maintained a                        Mr. Anderson is a
the sector.                                  long-term investment view. We encourage       [ANDERSON        portfolio manager of
                                             investors to do the same. Thank you for       PHOTO]           AIM Dent Demographic
   Individual stocks that affected fund      your continued participation in AIM Dent                       Trends Fund. He joined
performance during the fiscal year           Demographic Trends Fund.                                       AIM in 1994 and
included Research In Motion and Novellus                                                   assumed his current position in 2003.
Systems. Research In Motion performed                                                      Mr. Anderson earned a B.A. in political
well for the fund. The company designs,                                                    science from Texas A&M University and an
manufactures and markets wireless                                                          M.S. in finance from the University of
solutions for the worldwide mobile                                                         Houston.
communications industry. On September
30, the company announced that the                                                                          JAMES G. BIRDSALL
number of its Blackberry--Registered                                                                        Mr. Birdsall is a
Trademark-- subscribers had surpassed 1.6                                                  [BIRDSALL        portfolio manager of
million, and that its quarterly earnings                                                   PHOTO]           AIM Dent Demographic
rose 147% from one year                                                                                     Trends Fund. He has
                                                                                                            been associated with
                                                                                           AIM Investments since 1995, and assumed
                                                                                           his current position in 1999. Mr.
                                                                                           Birdsall received his B.B.A. with a
                                                                                           concentration in finance from Stephen F.
                                                                                           Austin State University before earning
                                                                                           his M.B.A. with a concentration in
                                                                                           finance and international business from
                                                                                           the University of St. Thomas.

                                                                                                            LANNY H. SACHNOWITZ
                                                                                                            Mr. Sachnowitz is the
                                                                                           [SACHNOWITZ      lead portfolio
                                                                                           PHOTO]           manager of AIM Dent
                                                                                                            Demographic Trends
                                                                                                            Fund. He joined AIM
                                                                                           in 1987 as a money market trader and
                                                                                           research analyst. In 1990, Mr.
                                                                                           Sachnowitz's trading responsibilities
                                                                                           were expanded to include head of equity
                                                                                           trading. He was named to his current
                                                                                           position in 1991. Mr. Sachnowitz
                                                                                           received a B.S. in finance from the
                                                                                           University of Southern California and an
                                                                                           M.B.A. from the University of Houston.

                                                                                           Assisted by the Large Cap Growth Team

======================================================================================

FUND VS. INDEXES

TOTAL RETURNS, 10/31/03-10/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES
CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                                           0.77%

Class B Shares                                                           0.13

Class C Shares                                                           0.00

S&P 500 Index (Broad Market Index)                                       9.41

Russell 3000 Growth Index
(Style-specific Index)                                                   3.54

Lipper Multi-Cap Growth Fund Index
(Peer Group Index)                                                       5.75

TOTAL NET ASSETS                                               $458.7 MILLION
TOTAL NUMBER OF HOLDINGS*                                                  84

Source: Lipper, Inc.
======================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                          OR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        costs of investing in the fund and other
                                             to estimate the expenses that you paid        funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your           hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical examples that appear in the
costs, which may include sales charges       $8,600 account value divided by $1,000 =      shareholder reports of the other funds.
(loads) on purchase payments; contingent     8.6), then multiply the result by the
deferred sales charges on redemptions;       number in the table under the heading            Please note that the expenses shown
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         in the table are meant to highlight your
ongoing costs, including management          Period" to estimate the expenses you          ongoing costs only and do not reflect
fees; distribution and/or service fees       paid on your account during this period.      any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                     charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                      redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                   any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides                 information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account        ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based        you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year      if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in     compare the ongoing
this table,

====================================================================================================================================
                                                   ACTUAL                               HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES        ENDING ACCOUNT          EXPENSES
                 VALUE                 VALUE                PAID DURING          VALUE              PAID DURING
                (5/1/04)           (10/31/04)(1)             PERIOD(2)         (10/31/04)            PERIOD(2)
Class A        $1,000.00              $994.90                 $ 9.28           $1,015.84               $ 9.37
Class B         1,000.00               992.10                  12.52            1,012.57                12.65
Class C         1,000.00               990.80                  12.51            1,012.57                12.65

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -0.51%, -0.79% and -0.92% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.85%, 2.50% and 2.50% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   6/7/99-10/31/04; index results from 5/31/99

   Your fund's total return includes                                              [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                         AIM DENT     AIM DENT      AIM DENT     LIPPER
management fees. Index results include                  DEMOGRAPHIC  DEMOGRAPHIC   DEMOGRAPHIC  MULTI-CAP  RUSSELL
reinvested dividends, but they do not                   TRENDS FUND  TRENDS FUND   TRENDS FUND   GROWTH     3000    RUSSELL
reflect sales charges. Performance of an                 CLASS A       CLASS B       CLASS C     FUND      GROWTH    3000    S&P 500
index of funds reflects fund expenses        DATE        SHARES        SHARES        SHARES      INDEX     INDEX     INDEX    INDEX
AND MANAGEMENT fees; performance of a
market index does not. Performance shown     6/7/1999    $ 9450        $10000        $10000      $10000    $10000   $10000   $10000
in the chart does not reflect deduction      7/99         10424         11020         11020       10458     10348    10187    10225
of taxes a shareholder would pay on fund     10/99        11474         12111         12111       11020     11026    10429    10522
distributions or sale of fund shares.        1/00         14204         14971         14971       13562     12357    10958    10796
Performance of the indexes does not          4/00         14989         15772         15773       14355     13158    11506    11278
reflect the effects of taxes.                7/00         15253         16021         16022       14252     12849    11310    11142
                                             10/00        14554         15262         15261       13974     12107    11434    11162
   Since the last reporting period, the      1/01         12522         13110         13110       12294     10732    10915    10699
fund has elected to use the S&P 500          4/01          9498          9931          9930       10513      8980    10015     9816
Index as its broad-based market index        7/01          8902          9290          9290        9716      8448     9746     9546
since it is such a widely recognized         10/01         7202          7500          7500        8099      7344     8556     8384
gauge of domestic equities and U.S.          1/02          8044          8360          8360        8763      7910     9228     8973
stock market performance. The fund will      4/02          7448          7730          7730        8180      7248     8940     8577
no longer measure its performance            7/02          5888          6100          6100        6526      6010     7549     7292
against the Russell 3000 Index, the          10/02         5671          5871          5870        6430      5896     7328     7118
index published in previous reports to       1/03          5501          5680          5680        6224      5660     7153     6909
shareholders. Because this is the first      4/03          5993          6180          6180        6739      6160     7689     7436
reporting period since we have adopted       7/03          6825          7020          7020        7545      6771     8453     8068
the new index, SEC guidelines require        10/03         7355          7561          7561        8240      7273     9064     8598
that we compare the fund's performance       1/04          7827          8031          8030        8781      7772     9810     9295
to both the old and the new index. The       4/04          7449          7630          7630        8573      7573     9621     9137
fund has also included a style-specific      7/04          7166          7330          7329        8330      7360     9578     9129
index, the Russell 3000 Growth Index.        10/04       $ 7410        $ 7494        $ 7560      $ 8713    $ 7530   $ 9926   $ 9407
The fund believes this index more                                                                              Source: Lipper, Inc.
closely reflects the performance of the      original investment to grow to very           CLASS B SHARES
securities in which the fund invests. In     large numbers. Had the chart used a           Inception (6/7/99)               -5.76%
addition, the unmanaged Lipper Multi-Cap     linear scale along its vertical axis,         5 Years                          -8.25
Growth Fund Index, which may or may not      you would not be able to see as clearly       1 Year                            0.29
include AIM Dent Demographic Trends          the movements in the value of the fund
Fund, is included for comparison to a        and the indexes during the fund's early       CLASS C SHARES
peer group.                                  years. We use a logarithmic scale in          Inception (6/7/99)               -5.58%
                                             financial reports of funds that have          5 Years                          -7.88
   In evaluating this chart, please note     more than five years of performance           1 Year                            4.29
that the chart uses a logarithmic scale      history.
along the vertical axis (the value                                                         The performance data quoted represent
scale). This means that each scale                                                         past performance and cannot guarantee
increment always represents the same         AVERAGE ANNUAL TOTAL RETURNS                  comparable future results; current
percent change in price; in a linear         As of 10/31/04, the fiscal year end,          performance may be lower or higher.
chart each scale increment always            including applicable sales charges            Please visit AIMinvestments.com for the
represents the same absolute change in                                                     most recent month-end performance.
price. In this example, the scale                                                          Performance figures reflect reinvested
increment between $5,000 and $10,000 is      CLASS A SHARES                                distributions, changes in net asset
the same as that between $10,000 and         Inception (6/7/99)               -5.40%       value and the effect of the maximum
$20,000. In a linear chart, the latter       5 Years                          -9.41        sales charge unless otherwise stated.
scale increment would be twice as large.     1 Year                           -4.74        Investment return and principal value
The benefit of using a logarithmic scale                                                   will fluctuate so that you may have a
is that it better illustrates                CLASS B SHARES                                gain or loss when you sell shares.
performance during the early years           Inception (6/7/99)               -5.20%
before reinvested distributions and          5 Years                          -9.34           Class A share performance reflects
compounding create the potential for the     1 Year                           -4.87        the maximum 5.50% sales charge, and
                                                                                           Class B and Class C share performance
                                             CLASS C SHARES                                reflects the applicable contingent
                                             Inception (6/7/99)               -5.05%       deferred sales charge (CDSC) for the
                                             5 Years                          -8.99        period involved. The CDSC on Class B
                                             1 Year                           -1.00        shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                             In addition to returns as of the close        of the seventh year. The CDSC on Class C
                                             of the fiscal year, industry regulations      shares is 1% for the first year after
                                             require us to provide average annual          purchase.
                                             total returns as of 9/30/04, the most
                                             recent calendar quarter-end.                     The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                             AVERAGE ANNUAL TOTAL RETURNS                  expenses.
                                             As of 9/30/04, including applicable
                                             sales charges

                                             CLASS A SHARES
                                             Inception (6/7/99)               -5.96%
                                             5 Years                          -8.34
                                             1 Year                            0.13

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.87%

APPAREL RETAIL-3.28%

American Eagle Outfitters, Inc.                    90,000   $  3,679,200
------------------------------------------------------------------------
Chico's FAS, Inc.(a)(b)                            77,000      3,082,310
------------------------------------------------------------------------
Foot Locker, Inc.                                 157,300      3,838,120
------------------------------------------------------------------------
Limited Brands                                    180,000      4,460,400
========================================================================
                                                              15,060,030
========================================================================

APPLICATION SOFTWARE-3.75%

Amdocs Ltd. (United Kingdom)(a)                   260,000      6,539,000
------------------------------------------------------------------------
Autodesk, Inc.                                     70,000      3,692,500
------------------------------------------------------------------------
Intuit Inc.(a)                                     80,000      3,628,800
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    83,000      3,345,730
========================================================================
                                                              17,206,030
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.40%

Calamos Asset Management, Inc.-Class A(a)(c)      129,100      2,517,450
------------------------------------------------------------------------
Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   88,000      5,606,480
========================================================================
                                                              11,010,680
========================================================================

BIOTECHNOLOGY-4.27%

Biogen Idec Inc.(a)                                77,400      4,501,584
------------------------------------------------------------------------
Gen-Probe Inc.(a)                                 101,500      3,556,560
------------------------------------------------------------------------
Genentech, Inc.(a)                                120,000      5,463,600
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          175,000      6,060,250
========================================================================
                                                              19,581,994
========================================================================

BROADCASTING & CABLE TV-1.21%

Univision Communications Inc.-Class A(a)          180,000      5,572,800
========================================================================

COMMUNICATIONS EQUIPMENT-8.48%

Avaya Inc.(a)                                      95,000      1,368,000
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            400,000      7,684,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      450,000      9,288,000
------------------------------------------------------------------------
Motorola, Inc.                                    400,000      6,904,000
------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           335,000      5,165,700
------------------------------------------------------------------------
QUALCOMM Inc.                                      85,000      3,553,850
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                56,000      4,939,200
========================================================================
                                                              38,902,750
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.29%

Best Buy Co., Inc.                                100,000      5,922,000
========================================================================

COMPUTER HARDWARE-4.93%

Apple Computer, Inc.(a)                           133,500      7,012,755
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMPUTER HARDWARE-(CONTINUED)

Dell Inc.(a)                                      300,000   $ 10,518,000
------------------------------------------------------------------------
PalmOne, Inc.(a)(c)                               175,000      5,069,750
========================================================================
                                                              22,600,505
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.09%

Lexmark International, Inc.-Class A(a)             60,000      4,986,600
========================================================================

CONSUMER FINANCE-2.58%

American Express Co.                              135,000      7,164,450
------------------------------------------------------------------------
Providian Financial Corp.(a)                      300,000      4,665,000
========================================================================
                                                              11,829,450
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.77%

Alliance Data Systems Corp.(a)                    191,800      8,109,304
========================================================================

DEPARTMENT STORES-1.94%

Kohl's Corp.(a)                                   175,000      8,883,000
========================================================================

DISTILLERS & VINTNERS-0.74%

Constellation Brands, Inc.-Class A(a)              87,000      3,413,010
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                     390,000      8,030,100
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.71%

Agilent Technologies, Inc.(a)                     313,500      7,856,310
========================================================================

ENVIRONMENTAL SERVICES-0.74%

Stericycle, Inc.(a)                                75,000      3,399,750
========================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      175,000      8,753,500
========================================================================

HEALTH CARE EQUIPMENT-4.34%

Bard (C.R.), Inc.                                  68,300      3,879,440
------------------------------------------------------------------------
DENTSPLY International Inc.(c)                     75,000      3,900,750
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            81,000      4,646,160
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          66,000      3,288,780
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   104,000      4,175,600
========================================================================
                                                              19,890,730
========================================================================

HEALTH CARE SERVICES-2.92%

Caremark Rx, Inc.(a)                              110,000      3,296,700
------------------------------------------------------------------------
DaVita, Inc.(a)                                   186,000      5,509,320
------------------------------------------------------------------------
IMS Health Inc.                                   100,000      2,118,000
------------------------------------------------------------------------
Quest Diagnostics Inc.                             28,000      2,451,120
========================================================================
                                                              13,375,140
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE SUPPLIES-1.29%

Alcon, Inc. (Switzerland)                          83,000   $  5,909,600
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.01%

Carnival Corp. (Panama)                           103,000      5,207,680
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          84,000      4,009,320
========================================================================
                                                               9,217,000
========================================================================

HYPERMARKETS & SUPER CENTERS-1.46%

Costco Wholesale Corp.                            140,000      6,711,600
========================================================================

INTERNET RETAIL-2.17%

eBay Inc.(a)                                      102,000      9,956,220
========================================================================

INTERNET SOFTWARE & SERVICES-3.20%

Google Inc.-Class A(a)(c)                          20,000      3,814,100
------------------------------------------------------------------------
Yahoo! Inc.(a)                                    300,600     10,878,714
========================================================================
                                                              14,692,814
========================================================================

INVESTMENT BANKING & BROKERAGE-1.85%

Goldman Sachs Group, Inc. (The)                    86,500      8,509,870
========================================================================

IT CONSULTING & OTHER SERVICES-0.69%

Accenture Ltd.-Class A (Bermuda)(a)               130,000      3,147,300
========================================================================

MANAGED HEALTH CARE-1.74%

Aetna Inc.                                         84,000      7,980,000
========================================================================

MOTORCYCLE MANUFACTURERS-0.97%

Harley-Davidson, Inc.                              77,500      4,461,675
========================================================================

MOVIES & ENTERTAINMENT-1.49%

DreamWorks Animation SKG, Inc.-Class A(a)          13,600        531,080
------------------------------------------------------------------------
Walt Disney Co. (The)                             250,000      6,305,000
========================================================================
                                                               6,836,080
========================================================================

PERSONAL PRODUCTS-3.24%

Avon Products, Inc.                                85,000      3,361,750
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              175,000      7,516,250
------------------------------------------------------------------------
Gillette Co. (The)                                 96,000      3,982,080
========================================================================
                                                              14,860,080
========================================================================

PHARMACEUTICALS-5.56%

Eon Labs, Inc.(a)                                 196,300      4,830,943
------------------------------------------------------------------------
IVAX Corp.(a)                                     193,750      3,506,875
------------------------------------------------------------------------
Johnson & Johnson                                 117,000      6,830,460
------------------------------------------------------------------------
Pfizer Inc.                                        85,000      2,460,750
------------------------------------------------------------------------
Sepracor Inc.(a)                                   91,500      4,202,595
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        130,000   $  3,692,000
========================================================================
                                                              25,523,623
========================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

Allstate Corp. (The)                              140,000      6,732,600
========================================================================

PUBLISHING-0.75%

Getty Images, Inc.(a)(c)                           58,000      3,429,540
========================================================================

REGIONAL BANKS-0.95%

Bank of Hawaii Corp.                               91,500      4,369,125
========================================================================

RESTAURANTS-1.52%

Yum! Brands, Inc.                                 160,000      6,960,000
========================================================================

SEMICONDUCTOR EQUIPMENT-1.64%

Novellus Systems, Inc.(a)                         290,000      7,513,900
========================================================================

SEMICONDUCTORS-2.59%

Analog Devices, Inc.                              150,000      6,039,000
------------------------------------------------------------------------
Microchip Technology Inc.                         193,500      5,853,375
========================================================================
                                                              11,892,375
========================================================================

SPECIALIZED FINANCE-1.23%

Chicago Mercantile Exchange (The)(c)               32,000      5,623,360
========================================================================

SPECIALTY CHEMICALS-0.63%

Ecolab Inc.                                        85,000      2,877,250
========================================================================

SPECIALTY STORES-0.79%

Williams-Sonoma, Inc.(a)                           95,000      3,626,150
========================================================================

SYSTEMS SOFTWARE-5.73%

McAfee Inc.(a)                                    165,000      3,993,000
------------------------------------------------------------------------
Microsoft Corp.                                   160,000      4,478,400
------------------------------------------------------------------------
Oracle Corp.(a)                                   350,000      4,431,000
------------------------------------------------------------------------
Symantec Corp.(a)                                 170,000      9,679,800
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         170,000      3,719,600
========================================================================
                                                              26,301,800
========================================================================

THRIFTS & MORTGAGE FINANCE-0.80%

Doral Financial Corp. (Puerto Rico)                87,500      3,673,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $364,419,506)                          435,188,895
========================================================================

MONEY MARKET FUNDS-5.49%

Liquid Assets Portfolio-Institutional
  Class(d)                                     12,603,015     12,603,015
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    12,603,015     12,603,015
========================================================================
    Total Money Market Funds (Cost
      $25,206,030)                                            25,206,030
========================================================================
TOTAL INVESTMENTS-100.36% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $389,625,536)                460,394,925
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.56%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  16,327,750   $ 16,327,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $16,327,750)                                      16,327,750
========================================================================
TOTAL INVESTMENTS-103.92% (Cost $405,953,286)                476,722,675
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.92%)                        (17,983,112)
========================================================================
NET ASSETS-100.00%                                          $458,739,563
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $364,419,506)*                              $  435,188,895
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $41,533,780)                              41,533,780
============================================================
    Total investments (cost $405,953,286)        476,722,675
============================================================
Receivables for:
  Investments sold                                 8,592,226
------------------------------------------------------------
  Fund shares sold                                   114,465
------------------------------------------------------------
  Dividends                                          118,005
------------------------------------------------------------
  Investment for trustee deferred
    compensation and retirement plans                 43,880
------------------------------------------------------------
Other assets                                          19,831
============================================================
    Total assets                                 485,611,082
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,212,059
------------------------------------------------------------
  Fund shares reacquired                           1,436,843
------------------------------------------------------------
  Options written, at market value (premiums
    received $98,243)                                 92,750
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  64,172
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        16,327,750
------------------------------------------------------------
Accrued distribution fees                            280,068
------------------------------------------------------------
Accrued trustees' fees                                 1,375
------------------------------------------------------------
Accrued transfer agent fees                          358,897
------------------------------------------------------------
Accrued operating expenses                            97,605
============================================================
    Total liabilities                             26,871,519
============================================================
Net assets applicable to shares outstanding   $  458,739,563
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,220,537,382
------------------------------------------------------------
Undistributed net investment income (loss)           (56,054)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (832,516,647)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 70,774,882
============================================================
                                              $  458,739,563
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  174,741,093
____________________________________________________________
============================================================
Class B                                       $  209,239,739
____________________________________________________________
============================================================
Class C                                       $   74,758,731
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           22,298,689
____________________________________________________________
============================================================
Class B                                           27,662,169
____________________________________________________________
============================================================
Class C                                            9,884,767
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.84
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.84 divided by
      94.50%)                                 $         8.30
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $15,703,411 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $26,967)         $  3,255,156
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $26,206)*                             277,118
==========================================================================
    Total investment income                                      3,532,274
==========================================================================

EXPENSES:

Advisory fees                                                    4,330,717
--------------------------------------------------------------------------
Administrative services fees                                       140,580
--------------------------------------------------------------------------
Custodian fees                                                      60,875
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          696,911
--------------------------------------------------------------------------
  Class B                                                        2,372,817
--------------------------------------------------------------------------
  Class C                                                          878,618
--------------------------------------------------------------------------
Transfer agent fees                                              3,028,247
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              21,956
--------------------------------------------------------------------------
Other                                                              420,541
==========================================================================
    Total expenses                                              11,951,262
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (73,335)
==========================================================================
    Net expenses                                                11,877,927
==========================================================================
Net investment income (loss)                                    (8,345,653)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities                    57,904,456
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (47,483,787)
--------------------------------------------------------------------------
  Option contracts written                                           5,493
==========================================================================
                                                               (47,478,294)
==========================================================================
Net gain from investment securities and option contracts        10,426,162
==========================================================================
Net increase in net assets resulting from operations          $  2,080,509
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004             2003
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (8,345,653)   $ (8,459,316)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              57,904,456      12,899,204
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (47,478,294)    124,414,828
===========================================================================================
    Net increase in net assets resulting from operations          2,080,509     128,854,716
===========================================================================================
Share transactions-net:
  Class A                                                       (39,681,686)    (26,713,489)
-------------------------------------------------------------------------------------------
  Class B                                                       (42,809,697)    (29,364,137)
-------------------------------------------------------------------------------------------
  Class C                                                       (21,482,204)    (14,000,141)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (103,973,587)    (70,077,767)
===========================================================================================
    Net increase (decrease) in net assets                      (101,893,078)     58,776,949
===========================================================================================

NET ASSETS:

  Beginning of year                                             560,632,641     501,855,692
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(56,054) and $(47,845), respectively).         $ 458,739,563    $560,632,641
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets exceeding $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund; however, no sub-advisory fee shall be due with respect to the Fund if the net assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $4,738.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $59,047 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $140,580 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $3,028,247. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $696,911, $2,372,817 and $878,618, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $80,876 in front-end sales commissions from the sale of Class A shares and $846, $20,415 and $6,858 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,188,517      $ 94,299,902      $ (95,885,404)        $   --         $12,603,015     $124,253       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,188,517        94,299,902        (95,885,404)            --          12,603,015      126,659           --
==================================================================================================================================
  Subtotal        $28,377,034      $188,599,804      $(191,770,808)        $   --         $25,206,030     $250,912       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,760,300      $144,303,405      $(158,063,705)        $   --         $        --     $ 22,547       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        42,926,545        (26,598,795)            --          16,327,750        3,659           --
==================================================================================================================================
  Subtotal        $13,760,300      $187,229,950      $(184,662,500)        $   --         $16,327,750     $ 26,206       $   --
==================================================================================================================================
  Total           $42,137,334      $375,829,754      $(376,433,308)        $   --         $41,533,780     $277,118       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $10,582,774 and $6,501,468, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $9,550 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $9,550.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $15,703,411 were on loan to brokers. The loans were secured by cash collateral of $16,327,750 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $26,206 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          700        98,243
===================================================================================
End of year                                                      700       $98,243
___________________________________________________________________________________
===================================================================================

                                               OPEN OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     OCTOBER 31,
                                                                             NUMBER                     2004
                                                      CONTRACT    STRIKE       OF        PREMIUMS      MARKET        UNREALIZED
CALLS                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Chicos FAS, Inc.                                       Nov-04      $40         700       $98,243       $92,750         $5,493
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $   69,362,531
------------------------------------------------------------------------------
Temporary book/tax differences                                         (56,054)
------------------------------------------------------------------------------
Capital loss carryforward                                         (831,104,296)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,220,537,382
==============================================================================
Total net assets                                                $  458,739,563
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on option contracts written of $5,493.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $56,245,166 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $ 91,720,843
---------------------------------------------------------------------------
October 31, 2009                                               541,794,870
---------------------------------------------------------------------------
October 31, 2010                                               195,681,695
---------------------------------------------------------------------------
October 31, 2011                                                 1,906,888
===========================================================================
Total capital loss carryforward                               $831,104,296
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $643,066,737 and $748,716,714, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $74,758,933
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,401,895)
===============================================================================
Net unrealized appreciation of investment securities               $69,357,038
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $407,365,637.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on October 31, 2004, undistributed net investment income (loss) was increased by $8,337,444, and shares of beneficial interest decreased by $8,337,444. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                           2003
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       2,484,342    $  19,873,365      3,976,331    $ 26,689,358
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,885,170       14,584,336      3,032,772      19,799,210
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         886,884        6,891,627      1,236,736       8,126,066
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         308,040        2,475,023        268,267       1,801,536
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (317,997)      (2,475,023)      (275,388)     (1,801,536)
=========================================================================================================================
Reacquired:
  Class A                                                      (7,838,825)     (62,030,074)    (8,611,375)    (55,204,383)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,180,073)     (54,919,010)    (7,607,073)    (47,361,811)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,713,554)     (28,373,831)    (3,515,974)    (22,126,207)
=========================================================================================================================
                                                              (13,486,013)   $(103,973,587)   (11,495,704)   $(70,077,767)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.78       $   6.00    $   7.62    $  15.40    $  12.14
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)         (0.09)      (0.12)      (0.12)      (0.11)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.17           1.87       (1.50)      (7.66)       3.37
=========================================================================================================================
    Total from investment operations                              0.06           1.78       (1.62)      (7.78)       3.26
=========================================================================================================================
Net asset value, end of period                                $   7.84       $   7.78    $   6.00    $   7.62    $  15.40
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.77%         29.67%     (21.26)%    (50.52)%     26.85%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $174,741       $212,863    $190,253    $312,377    $666,929
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.86%(b)       2.01%       1.87%       1.64%       1.50%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.88%(b)       2.02%       1.87%       1.64%       1.50%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.19)%(b)     (1.29)%     (1.31)%     (1.04)%     (0.93)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $199,117,481.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.56       $   5.87    $   7.50    $  15.26    $  12.11
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)         (0.13)      (0.17)      (0.18)      (0.18)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16           1.82       (1.46)      (7.58)       3.33
=========================================================================================================================
    Total from investment operations                              0.00           1.69       (1.63)      (7.76)       3.15
=========================================================================================================================
Net asset value, end of period                                $   7.56       $   7.56    $   5.87    $   7.50    $  15.26
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.00%         28.79%     (21.73)%    (50.85)%     26.01%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,240       $251,650    $223,666    $367,494    $748,480
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.51%(b)       2.66%       2.53%       2.32%       2.17%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.53%(b)       2.67%       2.53%       2.32%       2.17%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.84)%(b)     (1.94)%     (1.97)%     (1.72)%     (1.60)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            128%           152%        189%        143%         90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $237,281,695.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.56       $  5.87    $  7.50    $  15.26    $  12.11
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)        (0.13)     (0.17)      (0.19)      (0.17)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16          1.82      (1.46)      (7.57)       3.32
======================================================================================================================
    Total from investment operations                             0.00          1.69      (1.63)      (7.76)       3.15
======================================================================================================================
Net asset value, end of period                                $  7.56       $  7.56    $  5.87    $   7.50    $  15.26
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.00%        28.79%    (21.73)%    (50.85)%     26.01%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,759       $96,120    $87,938    $149,925    $309,821
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.51%(b)      2.66%      2.53%       2.32%       2.17%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.53%(b)      2.67%      2.53%       2.32%       2.17%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.84)%(b)    (1.94)%    (1.97)%     (1.72)%     (1.60)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           128%          152%       189%        143%         90%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(b)  Ratios are based on average daily net assets of $87,861,805.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Dent Demographic Trends Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographic Trends Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographic Trends Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1988               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

  The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND           INVESTMENT ADVISOR       DISTRIBUTOR               AUDITORS                SUB-ADVISOR
11 Greenway Plaza            A I M Advisors, Inc.     A I M Distributors, Inc.  Ernst & Young LLP       H.S. Dent Advisors, Inc.
Suite 100                    11 Greenway Plaza        11 Greenway Plaza         5 Houston Center        6515 Gwin Road
Houston, TX 77046-1173       Suite 100                Suite 100                 1401 McKinney           Oakland, CA 94611
                             Houston, TX 77046-1173   Houston, TX 77046-1173    Suite 1200
                                                                                Houston, TX 77010-4035
COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES  TRANSFER AGENT            CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis  AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP            Inc.                      Trust Company
1735 Market Street           919 Third Avenue         P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599  New York, NY 10022-3852  Houston, TX 77210-4739    Boston, MA 02110-2801

     DOMESTIC EQUITY                               INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                                SECTOR EQUITY                    AIM High Income Municipal Fund
AIM Libra Fund                                                                            AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)        AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                           AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund                     AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)                  AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Leisure Fund(1)                          AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                     AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund
AIM Select Equity Fund                       AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Endeavor Fund                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Small Companies Fund             AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================



* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                          DDT-AR-1    A I M Distributors, Inc.



                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management           --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                   AIM DIVERSIFIED DIVIDEND FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--


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AIM DIVERSIFIED DIVIDEND FUND SEEKS TO PROVIDE GROWTH OF CAPITAL, AND SECONDARILY, CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.

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ABOUT SHARE CLASSES                          o The unmanaged Russell 1000--Registered      The fund files its complete schedule of
                                             Trademark-- Index represents the              portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      performance of the stocks of                  and Exchange Commission ("SEC") for the
not available as an investment for           large-capitalization companies.               1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to                                                    on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          o The unmanaged Lipper Large-Cap Core         are available on the SEC's Web site at
Code, including 401(k) plans, money          Fund Index represents an average of the       http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            performance of the 30 largest                 Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      large-capitalization core equity funds        the SEC's Public Reference Room at 450
accounts invested in Class B shares will     tracked by Lipper, Inc., an independent       Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               mutual fund performance monitor.              20549-0102. You can obtain information
additional purchases.                                                                      on the operation of the Public Reference
                                             o The fund is not managed to track the        Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of any particular index,          duplicating fee charges, by calling
                                             including the indexes defined here, and       1-202-942-8090 or by electronic request
o International investing presents           consequently, the performance of the          at the following e-mail address:
certain risks not associated with            fund may deviate significantly from the       publicinfo@sec.gov. The SEC file numbers
investing solely in the United States.       performance of the indexes.                   for the fund are 811-1424 and 2-25469.
These include risks relating to                                                            The fund's most recent portfolio
fluctuations in the value of the U.S.        o A direct investment cannot be made in       holdings, as filed on Form N-Q, are also
dollar relative to the values of other       an index. Unless otherwise indicated,         available at AIMinvestments.com.
currencies, the custody arrangements         index results include reinvested
made for the fund's foreign holdings,        dividends, and they do not reflect sales      A description of the policies and
differences in accounting, political         charges. Performance of an index of           procedures that the fund uses to
risks and the lesser degree of public        funds reflects fund expenses;                 determine how to vote proxies relating
information required to be provided by       performance of a market index does not.       to portfolio securities is available
non-U.S. companies. The fund may invest                                                    without charge, upon request, from our
up to 25% of its assets in the               OTHER INFORMATION                             Client Services department at
securities of non-U.S. issuers.                                                            800-959-4246 or on the AIM Web site,
                                             o The returns shown in the Management's       AIMinvestments.com. On the home page,
o The fund may participate in the            Discussion of Fund Performance are based      scroll down and click on AIM Funds Proxy
initial public offering (IPO) market in      on net asset values calculated for            Policy. The information is also
some market cycles. Because of the           shareholder transactions. Generally           available on the Securities and Exchange
fund's small asset base, any investment      accepted accounting principles require        Commission's Web site, sec.gov.
the fund may make in IPOs may                adjustments to be made to the net assets
significantly affect the fund's total        of the fund at period end for financial       Information regarding how the fund voted
return. As the fund's assets grow, the       reporting purposes, and as such, the net      proxies related to its portfolio
impact of IPO investments will decline,      asset values for shareholder                  securities during the 12 months ended
which may reduce the effect of IPO           transactions and the returns based on         6/30/04 is available at our Web site. Go
investments on the fund's total return.      those net asset values may differ from        to AIMinvestments.com, access the About
                                             the net asset values and returns              Us tab, click on Required Notices and
ABOUT INDEXES USED IN THIS REPORT            reported in the Financial Highlights.         then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
o The unmanaged Standard & Poor's            o Industry classifications used in this       drop-down menu.
Composite Index of 500 Stocks (the S&P       report are generally according to the
500--Registered Trademark-- Index) is an     Global Industry Classification Standard,
index of common stocks frequently used       which was developed by and is the
as a general measure of U.S. stock           exclusive property and a service mark of
market performance.                          Morgan Stanley Capital International
                                             Inc. and Standard & Poor's.
o The unmanaged MSCI World Index is a
group of global securities tracked by
Morgan Stanley Capital International.

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THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
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NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
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AIMinvestments.com

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TO OUR SHAREHOLDERS

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                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett,
                    the new Chairman of the Board of Trustees of the AIM
ROBERT H. GRAHAM    Funds. Bob Graham has served as Chairman of the Board
                    of Trustees of the AIM Funds ever since Ted Bauer
PHOTO OF]           retired from that position in 2000. However, as you may
MARK H.             be aware, the U.S. Securities and Exchange Commission
WILLIAMSON]         recently adopted a rule requiring that an independent
                    fund trustee, meaning a trustee who is not an officer
MARK H. WILLIAMSON  of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was
[PHOTO OF           included in the terms of AIM Advisors' recent
BRUCE L.            settlements with certain regulators. Accordingly, the
CROCKETT]           AIM Funds' Board recently elected Mr. Crockett, one of
                    the fourteen independent trustees on the AIM Funds'
BRUCE L. CROCKETT   Board, as Chairman. His appointment became effective on
                    October 4, 2004. Mr. Graham will remain on the funds'
                    Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds'
                    board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett
                    Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM
                    Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended
                    October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003.
                    Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World
                    Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful.
                    Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building
                    solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client
                    Service representatives at 800-959-4246.

                    Sincerely,


                    /s/ ROBERT H. GRAHAM                                    /s/ MARK H. WILLIAMSON
                    -------------------------------------                   -------------------------------------
                    Robert H. Graham                                        Mark H. Williamson
                    Chairman, AIM Investments                               CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds                    Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M
                    Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.
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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

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FUND FINDS COMPANIES WITH EARNINGS                                                         characteristics that, in our opinion,
SUSTAINABILITY AND VALUATION POTENTIAL                                                     could support consistent or increasing
                                                                                           dividends in the future.
For the fiscal year ended October 31,        generally strong levels of consumer
2004, AIM Diversified Dividend Fund's        confidence and manufacturing activity            The fund's investment discipline
Class A shares returned 13.36% at net        served to validate these concerns. Given      consistently drove positive returns
asset value (NAV).                           our stock-by-stock, fundamental approach      across all sectors during the reporting
                                             to investing, the broad performance in        period. The energy, consumer
Performance shown at NAV does not            our holdings is consistent with a market      discretionary, consumer staples,
include front-end sales charges, which       environment that was significantly more       industrials, information technology,
would have reduced the performance. The      discriminating than the blanket rally         health care and materials sectors
table on page 3 shows the results for        that characterized the prior fiscal           experienced positive absolute
the fund's other share classes and           year.                                         performance and outperformed relative to
comparison indexes.                                                                        the Russell 1000 Index. The financials
                                                Gross domestic product (GDP) expanded      and telecommunication services sectors
   The fund's outperformance can be          during the period, and economic news was      earned positive absolute performance,
attributed to its holdings having            generally positive. These developments        while relative performance was less
outperformed the stocks in seven of the      prompted the U.S. Federal Reserve to          substantial, as these sectors were
10 sectors in both the S&P 500 Index and     raise its federal funds target rate from      underweight relative to the benchmark.
the Russell 1000 Index, which returned       a decades-low 1.00%, where it stood at
9.41% and 9.33%, respectively. The broad     the beginning of the fiscal year, to             Two stocks among the top contributors
performance of the fund's holdings also      1.75% by the fiscal year's close. The         to performance for the period were
resulted in the fund outperforming the       continued geopolitical uncertainties as       Pentair and Masco. Pentair manufactures
Lipper Large-Cap Core Fund Index, which      well as soaring oil prices tempered           commercial and industrial water
returned 6.92%.                              market participants' confidence in the        equipment related to pools and spas,
                                             improving economy.                            pumps, filtration, and purification
MARKET CONDITIONS                                                                          systems. It also produces protective
                                             YOUR FUND                                     enclosures for electronic components. In
The market environment during the fiscal                                                   July 2004, the company announced the
year was mixed yet positive overall. The     AIM Diversified Dividend Fund                 sale of its tool division. The company's
first half of the period was                 outperformed all of its comparison            increased earnings and management's
characterized by an extension of the         indexes during the reporting period by        strategic plans to concentrate on the
market rally that predominated during        continuing to adhere to its investment        water business were met with a positive
much of 2003, where investors embraced       discipline. We believe that attractively      response from investors.
evidence of stronger economic growth. As     valued, financially strong companies
the year progressed, this buoyancy gave      that pay dividends are likely to                 Masco is a manufacturer and
way to some trepidation, as investors        outperform over the long term with less       distributor of home improvement and
began to be concerned about the effect       volatility. In line with this                 building products. During the year, the
rising commodity and energy prices might     philosophy, we have constructed a             company shifted from an acquisitive
have on a maturing economic recovery. A      portfolio of stocks with                      growth phase to focus on organic growth
moderation of what had been                                                                and on raising its return on invested
                                                                                           capital. Financial strength and
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PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                     1. Masco Corp.                   2.3%         1. Pharmaceuticals                 10.2%
              [PIE CHART]
Health Care                       12.4%       2. Wyeth                         2.0          2. Integrated Oil & Gas             4.4

Industrials                       14.4%       3. Johnson & Johnson             1.9          3. Packaged Foods & Meats           3.9

Information Technology             8.0%       4. Abbott Laboratories           1.9          4. Industrial Machinery             3.5

Materials                          3.8%       5. Colgate-Palmolive Co.         1.8          5. Property & Casualty Insurance    3.4

Telecommunication Services         0.8%       6. Emerson Electric Co.          1.8          6. Electric Utilities               3.2

Utilities                          6.1%       7. Exelon Corp.                  1.8          7. Diversified Banks                3.1

Money Market Funds, U.S.                      8. Morgan Stanley                1.7          8. Multi-Utilities & Unregulated
Treasuries Plus Other                                                                          Power                            2.9
Assets Less Liabilities            9.3%       9. Microsoft Corp.               1.7
                                                                                            9. Electrical Components &
Consumer Discretionary            11.2%      10. Bank of America Corp.         1.7             Equipment                        2.8

Consumer Staples                  10.9%                                                    10. Diversified Chemicals            2.5

Energy                             5.5%

Financials                        17.6%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
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                                        2

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earnings per share increased, resulting      consumer discretionary and industrials,                        MEGGAN M. WALSH
in improved stock performance.               as some stocks in those sectors had                            Ms. Walsh, Chartered
                                             reached our valuation target. We                  [PHOTO OF    Financial Analyst, is
   Stocks that detracted from fund           generally spread proceeds across the              MEGGAN M.    the portfolio manager
performance include Colgate-Palmolive        fund to companies with more compelling            WALSH]       of AIM Diversified
and Marsh & McLennan. Colgate-Palmolive      potential, particularly in the health                          Dividend Fund. She has
lowered its earnings guidance, citing        care and consumer staples sectors.            been in the investment industry since
increased raw materials costs as well as                                                   1987, and she joined AIM in 1991. Ms.
an increase in marketing expenses to         IN CLOSING                                    Walsh received a B.S. in finance from
defend market share positions. Investors                                                   the University of Maryland and an M.B.A.
were troubled by these short-term            At the close of the fiscal year, the          from Loyola College.
concerns.                                    fund was positioned in line with its
                                             mandate. It had exposure to all broad         Assisted by the Diversified Dividend
   Marsh & McLennan is a global              market sectors, and we emphasized             Team.
insurance broker and provider of risk        companies that pay dividends supported
management and asset management              by relatively predictable cash flow and
services. In October 2004, the company       improving capital allocation practices.
came under regulatory scrutiny for its       We are pleased that our strategy
sales practices as part of a broader         produced positive results during the
industry investigation. The market           period, and we appreciate your continued
reacted negatively to this announcement.     investment in AIM Diversified Dividend
As with any regulatory investigation, we     Fund.
continued to be aware of the presence of
risks and to diligently evaluate the         The views and opinions expressed in
data points affecting the company's          Management's Discussion of Fund
business model and their impact on the       Performance are those of A I M Advisors,
key fundamentals of fair value.              Inc. These views and opinions are
                                             subject to change at any time based on
   Any changes to the portfolio during       factors such as market and economic
the year were stock specific and based       conditions. These views and opinions may
on valuation opportunities rather than       not be relied upon as investment advice
an attempt to establish relative sector      or recommendations, or as an offer for a
weights versus a benchmark. Over the         particular security. The information is
course of the fiscal year, our process       not a complete analysis of every aspect
continued to lead us to modestly             of any market, country, industry,
increase the defensive nature of the         security or the fund. Statements of fact
portfolio, because there were fewer          are from sources considered reliable,
valuation opportunities in companies         but A I M Advisors, Inc. makes no
highly sensitive to economic activity        representation or warranty as to their
following the broad-based rally in those     completeness or accuracy. Although
areas during the prior year.                 historical performance is no guarantee
Specifically, we modestly decreased the      of future results, these insights may
fund's holdings in such sectors as           help you understand our investment
energy,                                      management philosophy.

========================================           See important fund and index
                                                 disclosures inside front cover.
FUND VS. INDEXES
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TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF       TOTAL NET ASSETS $124.5 MILLION
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.                              TOTAL NUMBER OF HOLDINGS* 91

CLASS A SHARES                    13.36%     ========================================

CLASS B SHARES                    12.63

CLASS C SHARES                    12.64

S&P 500 INDEX (BROAD MARKET
INDEX)                             9.41

RUSSELL 1000 INDEX
(STYLE-SPECIFIC INDEX)             9.33

LIPPER LARGE-CAP CORE FUND
INDEX (PEER GROUP INDEX)           6.92

SOURCE: LIPPER, INC.
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                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

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INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

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EXAMPLE                                      estimate the expenses that you paid over      To do so, compare this 5% hypothetical
                                             the period. Simply divide your account        example with the 5% hypothetical
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       examples that appear in the shareholder
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       reports of the other funds.
costs, which may include sales charges       then multiply the result by the number
(loads) on purchase payments; contingent     in the table under the heading entitled          Please note that the expenses shown
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to       in the table are meant to highlight your
and redemption fees, if any; and (2)         estimate the expenses you paid on your        ongoing costs only and do not reflect
ongoing costs, including management          account during this period.                   any transactional costs, such as sales
fees; distribution and/or service fees                                                     charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
example is intended to help you              PURPOSES                                      redemptions, and redemption fees, if
understand your ongoing costs (in                                                          any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                 information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account        ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based        you determine the relative total costs
example is based on an investment of         on the fund's actual expense ratio and        of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's      included, your costs would have been
May 1, 2004 - October 31, 2004.              actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the fund and other funds.
this table, together with the amount you
invested, to
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                                              ACTUAL                       HYPOTHETICAL
                                                                (5% ANNUAL RETURN BEFORE EXPENSES)
           BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES      ENDING ACCOUNT      EXPENSES
                  VALUE             VALUE         PAID DURING         VALUE          PAID DURING
                (5/1/04)        (10/31/04)(1)       PERIOD(2)       (10/31/04)        PERIOD(2)
Class A        $1,000.00          $1,025.00          $5.09           $1,020.11          $5.08
Class B         1,000.00           1,021.90           8.39            1,016.84           8.36
Class C         1,000.00           1,021.90           8.39            1,016.84           8.36

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31,
2004, was 2.50%, 2.19%, and 2.19% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.00%, 1.65%, and 1.65% for Class A, B, and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                                             [ARROW
                                                                                             BUTTON      For More Information Visit
                                                                                             IMAGE]          AIMinvestments.com
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LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

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Past performance cannot guarantee             RESULTS OF A $10,000 INVESTMENT
comparable future results.                    12/31/01-10/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                  Date          AIM          AIM           AIM
management fees. Results for Class B                        Diversified   Diversified   Diversified                       Lipper
shares are calculated as if a                                 Dividend    Dividend      Dividend                          Large
hypothetical shareholder had liquidated                        Fund         Fund          Fund       Russell   S&P       Cap Core
his entire investment in the fund at the                      Class A      Class B       Class C      1000     500        Fund
close of the reporting period and paid                        Shares       Shares        Shares       Index   Index       Index
the applicable contingent deferred sales     12/31/2001       $9450       $10000        $10000       $10000   $10000     $10000
charges. Index results include                     1/02        9545        10100         10100         9873     9854       9842
reinvested dividends, but they do not              2/02        9479        10020         10020         9676     9664       9677
reflect sales charges. Performance of an           3/02        9857        10420         10410        10074    10028      10007
index of funds reflects fund expenses              4/02        9583        10120         10120         9497     9420       9483
and management fees; performance of a              5/02        9573        10110         10109         9413     9351       9414
market index does not. Performance shown           6/02        9082         9580          9580         8718     8685       8764
in the chart does not reflect deduction            7/02        8355         8820          8809         8073     8008       8113
of taxes a shareholder would pay on fund           8/02        8440         8890          8890         8115     8061       8180
distributions or sale of fund shares.              9/02        7798         8220          8210         7244     7185       7385
Performance of the indexes does not               10/02        8223         8650          8650         7846     7817       7959
reflect the effects of taxes.                     11/02        8601         9049          9040         8305     8277       8314
                                                  12/02        8232         8659          8650         7835     7791       7877
AVERAGE ANNUAL TOTAL RETURNS                       1/03        7920         8319          8321         7645     7587       7670
As of 10/31/04, including applicable sales         2/03        7769         8159          8151         7527     7473       7568
charges                                            3/03        7854         8239          8240         7604     7545       7632
                                                   4/03        8393         8809          8801         8218     8167       8194
CLASS A SHARES                                     5/03        8903         9340          9331         8687     8597       8591
Inception (12/31/01)                3.54%          6/03        8968         9403          9395         8801     8706       8676
 1 Year                             7.10           7/03        9082         9513          9505         8977     8860       8813
                                                   8/03        9272         9703          9695         9159     9032       8983
CLASS B SHARES                                     9/03        9233         9658          9649         9065     8937       8867
Inception (12/31/01)                3.96%         10/03        9736        10178         10169         9597     9442       9301
 1 Year                             7.63          11/03        9878        10319         10309         9712     9525       9379
                                                  12/03       10447        10910         10901        10177    10024       9830
CLASS C SHARES                                     1/04       10552        11010         11001        10370    10208       9969
Inception (12/31/01)                4.91%          2/04       10781        11242         11232        10514    10350      10087
 1 Year                            11.64           3/04       10691        11148         11139        10370    10194       9929
                                                   4/04       10768        11219         11209        10183    10034       9775
In addition to fund returns as of the              5/04       10806        11249         11239        10330    10171       9874
close of the reporting period, industry            6/04       11012        11467         11457        10516    10369      10051
regulations require us to provide                  7/04       10763        11195         11186        10147    10026       9695
returns for periods ended 9/30/04, the             8/04       10926        11367         11347        10197    10066       9701
most recent calendar quarter-end.                  9/04       11018        11445         11435        10325    10175       9812
                                                  10/04      $11036       $11164        $11454       $10492   $10331     $ 9945
AVERAGE ANNUAL TOTAL RETURNS                                                                                Source: Lipper, Inc.
As of 9/30/04, most recent calendar
quarter-end, including applicable sales      sales charge unless otherwise stated.
charges                                      Investment return and principal value
                                             will fluctuate so that you may have a
CLASS A SHARES                               gain or loss when you sell shares.
Inception (12/31/01)                3.59%
 1 Year                            12.72        Class A share performance reflects
                                             the maximum 5.50% sales charge, and
CLASS B SHARES                               Class B and Class C share performance
Inception (12/31/01)                4.02%    reflects the applicable contingent
 1 Year                            13.49     deferred sales charge (CDSC) for the
                                             period involved. The CDSC on Class B
CLASS C SHARES                               shares declines from 5% beginning at the
Inception (12/31/01)                5.00%    time of purchase to 0% at the beginning
 1 Year                            17.51     of the seventh year. The CDSC on Class C
                                             shares is 1% for the first year after
The performance data quoted represent        purchase.
past performance and cannot guarantee
comparable future results; current              The performance of the fund's share
performance may be lower or higher.          classes will differ due to different
Please visit AIMinvestments.com for the      sales charge structures and class
most recent month-end performance.           expenses.
Performance figures reflect reinvested
distributions, changes in net asset             Had the advisor not waived fees
value and the effect of the maximum          and/or reimbursed expenses, performance
                                             would have been lower.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-90.30%

ADVERTISING-0.97%

Omnicom Group Inc.                                15,300   $  1,207,170
=======================================================================

AEROSPACE & DEFENSE-2.06%

Raytheon Co.                                      50,800      1,853,184
-----------------------------------------------------------------------
United Technologies Corp.                          7,700        714,714
=======================================================================
                                                              2,567,898
=======================================================================

APPAREL RETAIL-1.90%

Limited Brands                                    39,600        981,288
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              57,800      1,386,044
=======================================================================
                                                              2,367,332
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.67%

V. F. Corp.                                       38,600      2,077,838
=======================================================================

APPLICATION SOFTWARE-0.53%

SAP A.G.-ADR (Germany)                            15,500        661,075
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.19%

Federated Investors, Inc.-Class B                 51,000      1,478,490
=======================================================================

AUTO PARTS & EQUIPMENT-0.35%

Johnson Controls, Inc.                             7,600        435,860
=======================================================================

BREWERS-1.36%

Anheuser-Busch Cos., Inc.                         33,900      1,693,305
=======================================================================

BUILDING PRODUCTS-2.34%

Masco Corp.                                       85,100      2,915,526
=======================================================================

COMPUTER HARDWARE-2.19%

Hewlett-Packard Co.                               83,900      1,565,574
-----------------------------------------------------------------------
International Business Machines Corp.             12,900      1,157,775
=======================================================================
                                                              2,723,349
=======================================================================

CONSTRUCTION & ENGINEERING-1.32%

Fluor Corp.                                       35,500      1,648,620
=======================================================================

CONSTRUCTION MATERIALS-0.48%

Lafarge North America Inc.                        12,100        592,900
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.05%

Automatic Data Processing, Inc.                   31,600      1,371,124
-----------------------------------------------------------------------
First Data Corp.                                  28,500      1,176,480
=======================================================================
                                                              2,547,604
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


DISTRIBUTORS-0.86%

Genuine Parts Co.                                 26,900   $  1,073,041
=======================================================================

DIVERSIFIED BANKS-3.11%

Bank of America Corp.                             47,200      2,114,088
-----------------------------------------------------------------------
U.S. Bancorp                                      28,900        826,829
-----------------------------------------------------------------------
Wachovia Corp.                                    19,000        934,990
=======================================================================
                                                              3,875,907
=======================================================================

DIVERSIFIED CHEMICALS-2.48%

Dow Chemical Co. (The)                            26,800      1,204,392
-----------------------------------------------------------------------
PPG Industries, Inc.                              29,500      1,880,625
=======================================================================
                                                              3,085,017
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.51%

H&R Block, Inc.                                   18,800        893,940
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   46,700        980,700
=======================================================================
                                                              1,874,640
=======================================================================

ELECTRIC UTILITIES-3.07%

Entergy Corp.                                     17,400      1,137,264
-----------------------------------------------------------------------
Exelon Corp.                                      56,300      2,230,606
-----------------------------------------------------------------------
Wisconsin Energy Corp.                            14,000        456,960
=======================================================================
                                                              3,824,830
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.83%

Cooper Industries, Ltd.-Class A (Bermuda)         19,600      1,252,440
-----------------------------------------------------------------------
Emerson Electric Co.                              35,400      2,267,370
=======================================================================
                                                              3,519,810
=======================================================================

FOOTWEAR-0.72%

NIKE, Inc.-Class B                                11,000        894,410
=======================================================================

HEALTH CARE EQUIPMENT-2.16%

Baxter International Inc.                         62,600      1,925,576
-----------------------------------------------------------------------
Becton, Dickinson & Co.                           14,500        761,250
=======================================================================
                                                              2,686,826
=======================================================================

HOME IMPROVEMENT RETAIL-1.21%

Home Depot, Inc. (The)                            36,800      1,511,744
=======================================================================

HOUSEHOLD APPLIANCES-0.94%

Snap-on Inc.                                      39,800      1,169,324
=======================================================================

HOUSEHOLD PRODUCTS-2.30%

Colgate-Palmolive Co.                             50,900      2,271,158
-----------------------------------------------------------------------
Kimberly-Clark Corp.                               9,900        590,733
=======================================================================
                                                              2,861,891
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INDUSTRIAL MACHINERY-3.46%

Illinois Tool Works Inc.                           9,100   $    839,748
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              28,800      1,971,072
-----------------------------------------------------------------------
Pentair, Inc.                                     40,200      1,502,676
=======================================================================
                                                              4,313,496
=======================================================================

INSURANCE BROKERS-1.14%

Marsh & McLennan Cos., Inc.                       51,200      1,416,192
=======================================================================

INTEGRATED OIL & GAS-4.43%

ChevronTexaco Corp.                               11,200        594,272
-----------------------------------------------------------------------
ConocoPhillips                                    11,700        986,427
-----------------------------------------------------------------------
Eni S.p.A. (Italy)(a)                             30,100        690,704
-----------------------------------------------------------------------
Exxon Mobil Corp.                                 16,000        787,520
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        26,100      1,457,163
-----------------------------------------------------------------------
Total S.A. (France)(a)                             4,800      1,004,810
=======================================================================
                                                              5,520,896
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.83%

SBC Communications Inc.                           40,900      1,033,134
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.74%

Morgan Stanley                                    42,400      2,166,216
=======================================================================

LIFE & HEALTH INSURANCE-0.83%

Prudential Financial, Inc.                        22,300      1,036,281
=======================================================================

MULTI-LINE INSURANCE-1.10%

Hartford Financial Services Group, Inc. (The)     23,500      1,374,280
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-2.93%

Dominion Resources, Inc.                          28,700      1,845,984
-----------------------------------------------------------------------
Public Service Enterprise Group Inc.              42,200      1,797,298
=======================================================================
                                                              3,643,282
=======================================================================

OFFICE SERVICES & SUPPLIES-0.81%

Pitney Bowes Inc.                                 23,000      1,006,250
=======================================================================

OIL & GAS DRILLING-1.04%

GlobalSantaFe Corp. (Cayman Islands)              44,000      1,298,000
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.64%

Citigroup Inc.                                    46,100      2,045,457
=======================================================================

PACKAGED FOODS & MEATS-3.94%

General Mills, Inc.                               45,500      2,013,375
-----------------------------------------------------------------------
Hershey Foods Corp.                               14,400        729,936
-----------------------------------------------------------------------
Kellogg Co.                                       20,000        860,000
-----------------------------------------------------------------------
Sara Lee Corp.                                    55,900      1,301,352
=======================================================================
                                                              4,904,663
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


PAPER PACKAGING-0.84%

Bemis Co., Inc.                                   15,200   $    402,344
-----------------------------------------------------------------------
Sonoco Products Co.                               24,300        647,595
=======================================================================
                                                              1,049,939
=======================================================================

PERSONAL PRODUCTS-0.69%

Avon Products, Inc.                               21,600        854,280
=======================================================================

PHARMACEUTICALS-10.24%

Abbott Laboratories                               55,100      2,348,913
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          52,600      1,232,418
-----------------------------------------------------------------------
Johnson & Johnson                                 41,400      2,416,932
-----------------------------------------------------------------------
Lilly (Eli) & Co.                                 35,200      1,932,832
-----------------------------------------------------------------------
Merck & Co. Inc.                                  13,800        432,078
-----------------------------------------------------------------------
Pfizer Inc.                                       65,200      1,887,540
-----------------------------------------------------------------------
Wyeth                                             63,200      2,505,880
=======================================================================
                                                             12,756,593
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.43%

Chubb Corp. (The)                                  8,700        627,531
-----------------------------------------------------------------------
MBIA Inc.                                         27,200      1,573,792
-----------------------------------------------------------------------
SAFECO Corp.                                       9,300        430,032
-----------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               48,400      1,643,664
=======================================================================
                                                              4,275,019
=======================================================================

PUBLISHING-0.99%

Gannett Co., Inc.                                 14,900      1,235,955
=======================================================================

REGIONAL BANKS-2.17%

Cullen/Frost Bankers, Inc.                        10,800        529,200
-----------------------------------------------------------------------
KeyCorp                                           17,000        571,030
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                         36,400      1,605,240
=======================================================================
                                                              2,705,470
=======================================================================

RESTAURANTS-1.45%

Outback Steakhouse, Inc.                          45,700      1,809,263
=======================================================================

SEMICONDUCTORS-1.49%

Linear Technology Corp.                           25,000        947,000
-----------------------------------------------------------------------
Texas Instruments Inc.                            37,400        914,430
=======================================================================
                                                              1,861,430
=======================================================================

SOFT DRINKS-1.25%

PepsiCo, Inc.                                     31,300      1,551,854
=======================================================================

SYSTEMS SOFTWARE-1.71%

Microsoft Corp.                                   76,100      2,130,039
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.21%

Fannie Mae                                        13,600        954,040
-----------------------------------------------------------------------
MGIC Investment Corp.                              8,500        546,635
=======================================================================
                                                              1,500,675
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

TOBACCO-1.34%

Altria Group, Inc.                                34,400   $  1,667,024
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $103,200,562)                         112,450,095
=======================================================================

                                               PRINCIPAL
                                                AMOUNT
NOTES-0.36%

AEROSPACE & DEFENSE-0.07%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(b)                    $  75,000         82,638
=======================================================================

BROADCASTING & CABLE TV-0.08%

TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05(b)                             100,000        101,597
=======================================================================

ELECTRIC UTILITIES-0.13%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(b)                      160,000        167,573
=======================================================================

-----------------------------------------------------------------------
                                               PRINCIPAL      MARKET
                                                AMOUNT        VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-0.08%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(b)                                  $ 100,000   $    100,407
=======================================================================
    Total Notes (Cost $451,848)                                 452,215
=======================================================================

U.S. TREASURY BILLS-0.40%

1.62%, 12/16/04 (Cost $498,986)(c)             500,000(d)       498,986
=======================================================================

                                                SHARES
MONEY MARKET FUNDS-13.44%

Liquid Assets Portfolio-Institutional
  Class(e)                                     8,365,886      8,365,886
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    8,365,886      8,365,886
=======================================================================
    Total Money Market Funds (Cost
      $16,731,772)                                           16,731,772
=======================================================================
TOTAL INVESTMENTS-104.50% (Cost $120,883,168)               130,133,068
=======================================================================
OTHER ASSETS LESS LIABILITIES-(4.50%)                        (5,603,883)
=======================================================================
NET ASSETS-100.00%                                         $124,529,185
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at October 31, 2004 was $1,695,514, which represented 1.30% of the Fund's Total Investments. See
    Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at October 31, 2004 was $452,215, which represented 0.35% of the Fund's Total Investments. See Note 1A.
(c) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $104,151,396)                                $113,401,296
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,731,772)                             16,731,772
===========================================================
     Total investments (cost $120,883,168)      130,133,068
===========================================================
Receivables for:
  Investments sold                                  303,590
-----------------------------------------------------------
  Variation margin                                    2,700
-----------------------------------------------------------
  Fund shares sold                                1,185,428
-----------------------------------------------------------
  Dividends and interest                            182,194
-----------------------------------------------------------
  Amount due from advisor                             9,911
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                8,846
-----------------------------------------------------------
Other assets                                         32,175
===========================================================
     Total assets                               131,857,912
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           7,008,815
-----------------------------------------------------------
  Fund shares reacquired                            164,368
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                 9,560
-----------------------------------------------------------
Accrued distribution fees                            64,638
-----------------------------------------------------------
Accrued trustees' fees                                  864
-----------------------------------------------------------
Accrued transfer agent fees                          45,135
-----------------------------------------------------------
Accrued operating expenses                           35,347
===========================================================
     Total liabilities                            7,328,727
===========================================================
Net assets applicable to shares outstanding    $124,529,185
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $112,989,604
-----------------------------------------------------------
Undistributed net investment income                  (8,903)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  futures contracts and option contracts          2,289,194
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                       9,259,290
===========================================================
                                               $124,529,185
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $ 63,513,256
___________________________________________________________
===========================================================
Class B                                        $ 45,699,620
___________________________________________________________
===========================================================
Class C                                        $ 15,316,309
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,531,730
___________________________________________________________
===========================================================
Class B                                           4,014,872
___________________________________________________________
===========================================================
Class C                                           1,347,153
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.48
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.48 divided by
       94.50%)                                 $      12.15
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      11.38
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      11.37
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,650)          $1,718,885
------------------------------------------------------------------------
Dividends from affiliated money market funds                      78,001
------------------------------------------------------------------------
Interest                                                          18,670
========================================================================
    Total investment income                                    1,815,556
========================================================================

EXPENSES:

Advisory fees                                                    600,345
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    22,370
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        134,282
------------------------------------------------------------------------
  Class B                                                        318,360
------------------------------------------------------------------------
  Class C                                                         98,436
------------------------------------------------------------------------
Transfer agent fees                                              248,184
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,241
------------------------------------------------------------------------
Other                                                            148,681
========================================================================
    Total expenses                                             1,633,899
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (561,093)
========================================================================
    Net expenses                                               1,072,806
========================================================================
Net investment income                                            742,750
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        3,140,049
------------------------------------------------------------------------
  Foreign currencies                                               2,121
------------------------------------------------------------------------
  Futures contracts                                               46,724
------------------------------------------------------------------------
  Option contracts written                                        21,415
========================================================================
                                                               3,210,309
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        4,343,728
------------------------------------------------------------------------
  Foreign currencies                                                 (14)
------------------------------------------------------------------------
  Futures contracts                                                9,390
========================================================================
                                                               4,353,104
========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       7,563,413
========================================================================
Net increase in net assets resulting from operations          $8,306,163
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                2004            2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                     $    742,750    $    85,307
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  3,210,309       (463,512)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts       4,353,104      6,127,078
========================================================================================
    Net increase in net assets resulting from operations       8,306,163      5,748,873
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (500,393)       (67,755)
----------------------------------------------------------------------------------------
  Class B                                                       (204,810)       (14,134)
----------------------------------------------------------------------------------------
  Class C                                                        (63,792)        (3,436)
========================================================================================
  Decrease in net assets resulting from distributions           (768,995)       (85,325)
========================================================================================
Share transactions-net:
  Class A                                                     37,536,817     11,899,583
----------------------------------------------------------------------------------------
  Class B                                                     21,106,883     12,028,596
----------------------------------------------------------------------------------------
  Class C                                                      8,543,492      4,163,744
========================================================================================
    Net increase in net assets resulting from share
     transactions                                             67,187,192     28,091,923
========================================================================================
    Net increase in net assets                                74,724,360     33,755,471
========================================================================================

NET ASSETS:

  Beginning of year                                           49,804,825     16,049,354
========================================================================================
  End of year (including undistributed net investment
    income of $(8,903) and $(3,386), respectively)          $124,529,185    $49,804,825
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.00%, 1.65% and 1.65% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $531,230.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $28,553 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $248,184. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $134,282, $318,360 and $98,436, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $64,410 in front-end sales commissions from the sale of Class A shares and $300, $8,410 and $1,776 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,615,482       $24,141,052       $(17,390,648)         $   --         $ 8,365,886      $39,277       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,615,482        24,141,052        (17,390,648)             --           8,365,886       38,724           --
==================================================================================================================================
  Total           $3,230,964       $48,282,104       $(34,781,296)         $   --         $16,731,772      $78,001       $   --
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $102,143 and $94,900, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $1,198 and credits in custodian fees of $112 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,310.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,484 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                 --         $     --
-------------------------------------------------------------------------------------
Written                                                          688           51,842
-------------------------------------------------------------------------------------
Closed                                                          (473)         (40,673)
-------------------------------------------------------------------------------------
Exercised                                                       (215)         (11,169)
=====================================================================================
End of year                                                       --         $     --
_____________________________________________________________________________________
=====================================================================================

NOTE 9--FUTURES CONTRACTS

On October 31, 2004, $77,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                               NO. OF           MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS       COMMITMENT       VALUE       APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                  20           Dec-04/Long    $1,130,300       $9,390
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                                2004       2003
---------------------------------------------------------------------------------
Distributions paid from ordinary income                       $768,995    $85,325
_________________________________________________________________________________
=================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,363,869
----------------------------------------------------------------------------
Undistributed long-term gain                                       1,100,008
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             9,084,607
----------------------------------------------------------------------------
Temporary book/tax differences                                        (8,903)
----------------------------------------------------------------------------
Shares of beneficial interest                                    112,989,604
============================================================================
Total net assets                                                $124,529,185
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $411,417 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of October 31, 2004.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $80,661,385 and $22,212,633, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,614,974
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,530,367)
===============================================================================
Net unrealized appreciation of investment securities               $ 9,084,607
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $121,048,461.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and foreign currencies transactions, on October 31, 2004, undistributed net investment income was increased by $20,728, undistributed net realized gain was decreased by $250,728 and shares of beneficial interest increased by $230,000. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGE IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,322,865    $ 48,449,001    2,036,155    $18,695,942
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,496,183      27,796,432    1,811,612     16,607,284
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        891,143       9,870,802      599,285      5,518,092
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         41,472         465,571        6,293         61,880
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         16,701         185,244        1,275         12,449
--------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,270          58,491          324          3,166
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        186,137       2,093,587       71,889        675,552
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (187,728)     (2,093,587)     (72,485)      (675,552)
====================================================================================================================
Reacquired:
  Class A                                                     (1,198,931)    (13,471,342)    (834,757)    (7,533,791)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (432,094)     (4,781,206)    (439,212)    (3,915,585)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (125,008)     (1,385,801)    (152,851)    (1,357,514)
====================================================================================================================
                                                               6,016,010    $ 67,187,192    3,027,528    $28,091,923
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distributions, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.26       $  8.70         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.14          0.06(a)        (0.03)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.23          1.54           (1.27)
========================================================================================================
    Total from investment operations                             1.37          1.60           (1.30)
========================================================================================================
Less dividends from net investment income                       (0.15)        (0.04)             --
========================================================================================================
Net asset value, end of period                                $ 11.48       $ 10.26         $  8.70
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 13.36%        18.39%         (13.00)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,513       $22,375         $ 7,834
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.00%(c)      1.51%           1.75%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.70%(c)      2.12%           4.26%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      1.27%(c)      0.65%          (0.34)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $38,366,366.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                       DECEMBER 31, 2001
                                                                   YEAR ENDED          (DATE OPERATIONS
                                                                   OCTOBER 31,           COMMENCED) TO
                                                              ---------------------       OCTOBER 31,
                                                               2004          2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.17       $  8.65         $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07          0.00(a)        (0.08)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21          1.53           (1.27)
========================================================================================================
    Total from investment operations                             1.28          1.53           (1.35)
========================================================================================================
Less dividends from net investment income                       (0.07)        (0.01)             --
========================================================================================================
Net asset value, end of period                                $ 11.38       $ 10.17         $  8.65
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 12.63%        17.67%         (13.50)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $45,700       $21,582         $ 7,100
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)      2.16%           2.40%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)      2.77%           4.91%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)      0.00%          (0.99)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                         30%           72%             42%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,836,043.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                                         DECEMBER 31, 2001
                                                                   YEAR ENDED            (DATE OPERATIONS
                                                                  OCTOBER 31,              COMMENCED) TO
                                                              --------------------          OCTOBER 31,
                                                               2004          2003              2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.16       $ 8.65            $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.07         0.00(a)           (0.08)(a)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.21         1.52              (1.27)
==========================================================================================================
    Total from investment operations                             1.28         1.52              (1.35)
==========================================================================================================
Less dividends from net investment income                       (0.07)       (0.01)                --
==========================================================================================================
Net asset value, end of period                                $ 11.37       $10.16            $  8.65
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                 12.64%       17.55%            (13.50)%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $15,316       $5,848            $ 1,116
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)     2.16%              2.40%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)     2.77%              4.91%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets      0.62%(c)     0.00%             (0.99)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         30%          72%                42%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,843,547.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

    As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

    In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

    The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

    Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

    None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

    In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

    On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

    As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

    At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.


Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Diversified Dividend Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Diversified Dividend Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Diversified Dividend Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management Group Inc.
  Senior Vice President and Chief                      (financial services holding company); Senior Vice President
  Compliance Officer                                   and Chief Compliance Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance Officer, A I M Capital
                                                       Management, Inc. and A I M Distributors, Inc.; and Vice
                                                       President, AIM Investment Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and Compliance Director,
                                                       Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM Investment Services, Inc.;
                                                       Director, Vice President and General Counsel, Fund
                                                       Management Company and Senior Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President, A I M Management Group, Inc.;
  Vice President                                       Senior Vice President, A I M Advisors, Inc., and President,
                                                       Director of Investments, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
                                                       Formerly: Director of A I M Advisors, Inc. and A I M
                                                       Management Group Inc., A I M Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      N/A
  Senior Vice President and Chief
  Compliance Officer
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND             INVESTMENT ADVISOR        DISTRIBUTOR              AUDITORS
11 Greenway Plaza              A I M Advisors, Inc.      A I M Distributors,      Ernst & Young LLP
Suite 100                      11 Greenway Plaza         Inc.                     5 Houston Center
Houston, TX 77046-1173         Suite 100                 11 Greenway Plaza        1401 McKinney
                               Houston, TX 77046-1173    Suite 100                Suite 1200
                                                         Houston, TX 77046-1173   Houston, TX 77010-4035
COUNSEL TO THE FUND            COUNSEL TO THE TRUSTEES   TRANSFER AGENT           CUSTODIAN
Ballard Spahr                  Kramer, Levin, Naftalis   AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP       & Frankel LLP             Services, Inc.           Trust Company
1735 Market Street             919 Third Avenue          P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599    New York, NY 10022-3852   Houston, TX 77210-4739   Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 75.07% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $230,000 for the Fund's tax year ended October 31, 2004.
For its tax year ended October 31, 2004, the Fund designated 77.48%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.
REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 0.08% was derived from U.S. Treasury
Obligations.

            DOMESTIC EQUITY                         INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                 Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                              Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                            SECTOR EQUITY                    TAX-FREE
AIM Large Cap Growth Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                            AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)                AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                           AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A
AIM Trimark Endeavor Fund                    PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT
AIM Trimark Small Companies Fund             THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor.
(5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.








AIMinvestments.com                  DDI-AR-1            A I M Distributors, Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                        AIM EMERGING GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM EMERGING GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged Russell 2500--Trademark--     o The returns shown in the Management's
                                             Index measures the performance of the         Discussion of Fund Performance are based
o Effective 9/30/03, Class B shares are      2,500 smallest companies in the Russell       on net asset values calculated for
not available as an investment for           3000--Registered Trademark-- Index,           shareholder transactions. Generally
retirement plans maintained pursuant to      which measures the performance of the         accepted accounting principles require
Section 401 of the Internal Revenue          3,000 largest U.S. companies based on         adjustments to be made to the net assets
Code, including 401(k) plans, money          total market capitalization.                  of the fund at period end for financial
purchase pension plans and profit                                                          reporting purposes, and as such, the net
sharing plans. Plans that have existing      o The unmanaged Russell                       asset values for shareholder
accounts invested in Class B shares will     Midcap--Registered Trademark-- Growth         transactions and the returns based on
continue to be allowed to make               Index is a subset of the Russell              those net asset values may differ from
additional purchases.                        Midcap--Registered Trademark-- Index,         the net asset values and returns
                                             which represents the performance of the       reported in the Financial Highlights.
PRINCIPAL RISKS OF INVESTING IN THE FUND     stocks of domestic mid-capitalization
                                             companies; the Growth subset measures the     The fund files its complete schedule of
o Investing in small and mid-size            performance of Russell Mid-cap companies      portfolio holdings with the Securities
companies involves risks not associated      with higher price/book ratios and higher      and Exchange Commission ("SEC") for the
with investing in more established           forecasted growth values.                     1st and 3rd quarters of each fiscal year
companies. Also, small companies have                                                      on Form N-Q. The fund's Form N-Q filings
business risk, significant stock price       o The unmanaged Lipper Mid-Cap Growth         are available on the SEC's Web site at
fluctuations and illiquidity.                Fund Index represents an average of the       http://www.sec.gov. Copies of the fund's
                                             performance of the 30 largest                 Forms N-Q may be reviewed and copied at
o International investing presents           mid-capitalization growth funds tracked       the SEC's Public Reference Room at 450
certain risks not associated with            by Lipper, Inc., an independent mutual        Fifth Street, N.W., Washington, D.C.
investing solely in the United States.       fund performance monitor.                     20549-0102. You can obtain information
These include risks relating to                                                            on the operation of the Public Reference
fluctuations in the value of the U.S.        o The unmanaged MSCI World Index is a         Room, including information about
dollar relative to the values of other       group of global securities tracked by         duplicating fee charges, by calling
currencies, the custody arrangements         Morgan Stanley Capital International.         1-202-942-8090 or by electronic request
made for the fund's foreign holdings,                                                      at the following e-mail address:
differences in accounting, political         o The fund is not managed to track the        publicinfo@sec.gov. The SEC file numbers
risks and the lesser degree of public        performance of any particular index,          for the fund are 811-1424 and 2-25469.
information required to be provided by       including the indexes defined here, and       The fund's most recent portfolio
non-U.S. companies. The fund may invest      consequently, the performance of the          holdings, as filed on Form N-Q, are also
up to 25% of its assets in the               fund may deviate significantly from the       available at AIMinvestments.com.
securities of non-U.S. issuers.              performance of the indexes. Performance
                                             of an index of funds reflects fund            A description of the policies and
o The fund may participate in the            expenses; performance of a market index       procedures that the fund uses to
initial public offering (IPO) market in      does not.                                     determine how to vote proxies relating
some market cycles. Because of the                                                         to portfolio securities is available
fund's small asset base, any investment      o A direct investment cannot be made in       without charge, upon request, from our
the fund may make in IPOs may                an index. Unless otherwise indicated,         Client Services department at
significantly affect the fund's total        index results include reinvested              800-959-4246 or on the AIM Web site,
return. As the fund's assets grow, the       dividends, and they do not reflect sales      AIMinvestments.com. On the home page,
impact of IPO investments will decline,      charges.                                      scroll down and click on AIM Funds Proxy
which may reduce the effect of IPO                                                         Policy. The information is also
investments on the fund's total return.      OTHER INFORMATION                             available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.
ABOUT INDEXES USED IN THIS REPORT            o Industry classifications used in this
                                             report are generally according to the         Information regarding how the fund voted
o The unmanaged Standard & Poor's            Global Industry Classification Standard,      proxies related to its portfolio
Composite Index of 500 Stocks (the S&P       which was developed by and is the             securities during the 12 months ended
500--Registered Trademark-- Index) is        exclusive property and a service mark of      6/30/04 is available at our Web site. Go
an index of common stocks frequently         Morgan Stanley Capital International          to AIMinvestments.com, access the About
used as a general measure of U.S. stock      Inc. and Standard & Poor's.                   Us tab, click on Required Notices and
market performance.                                                                        then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the
[PHOTO OF           Board of Trustees of the AIM Funds. Bob Graham has served as Chairman of the
ROBERT H.           Board of Trustees of the AIM Funds ever since Ted Bauer retired from that
GRAHAM]             position in 2000. However, as you may be aware, the U.S. Securities and Exchange
                    Commission recently adopted a rule requiring that an independent fund trustee,
ROBERT H. GRAHAM    meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM Advisors' recent settlements with certain regulators.
[PHOTO OF           Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the
MARK H.             fourteen independent trustees on the AIM Funds' Board, as Chairman. His
WILLIAMSON]         appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief Executive Officer of
MARK H. WILLIAMSON  AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered
                    Trademark--.

[PHOTO OF              Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM
BRUCE L.            acquired certain funds that had been advised by CIGNA. He had been a member of
CROCKETT]           the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett
BRUCE L. CROCKETT   Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003.
                    Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI
                    World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representative at
                    800-959-4246.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM                            /S/ MARK H. WILLIAMSON
                    ---------------------                           -----------------------
                    Robert H. Graham                                Mark H. Williamson
                    Chairman, AIM Investments                       CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds            Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc.
                    A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND MAINTAINED BALANCED PORTFOLIO           MARKET CONDITIONS                             fund's weighting as of May 31, 2004).
                                                                                           Unfortunately, our repositioning
For the fiscal year ended October 31,        The U.S. economy showed signs of              occurred at an inopportune time, which
2004, AIM Emerging Growth Fund, Class A      strength during the fiscal year ended         negatively affected the fund's
shares, returned 6.38% at net asset          October 31, 2004. Gross domestic product      performance, as large-cap stocks
value. PERFORMANCE SHOWN AT NAV DOES NOT     (GDP), the broadest measure of overall        outperformed both small- and mid-cap
INCLUDE FRONT-END SALES CHARGES, WHICH       economic activity, expanded at an             stocks in the second quarter of 2004.
WOULD HAVE REDUCED THE PERFORMANCE. For      annualized rate of 4.2% in the fourth         Although past performance cannot
the performance of other share classes,      quarter of 2003 before tapering off to a      guarantee future results, we believe
please see page 3. The fund                  more modest 3.9% in the third quarter of      that the fund's repositioning has the
underperformed the S&P 500 Index and the     2004.                                         potential to be beneficial over the long
Russell Midcap Growth Index, which                                                         term. Small- and mid-cap stocks have
returned 9.41% and 8.77%, respectively,         Generally positive economic                generally had better growth rates than
but performed in line with the Lipper        developments prompted the U.S. Federal        large-cap stocks over the last 30 years.
Mid Cap Growth Fund Index, which             Reserve (the Fed) to raise its federal
returned 6.18% over the same period.         funds target rate from a decades-low             During the reporting period, we were
                                             1.00%, where it stood at the beginning        generally optimistic about the economy.
   Since the beginning of 2004, we have      of the fiscal year, to 1.75% at the           However, we were concerned that
continued to see stocks of more              close of the reporting period.                 increasing personal debt and rising
economically sensitive or more cyclical                                                    interest rates could lead to reduced
companies in energy, materials and              Energy, utilities and                      consumer spending, which potentially
telecommunication services--typically        telecommunication services were the           could adversely affect stock prices in
not considered growth                        strongest-performing sectors of the S&P       the short run. As such, we continued to
sectors--outperform. On the other hand,      500 Index; information technology,            position the fund with a "barbell
information technology and health            health care and consumer staples were         approach"--a balanced exposure to more
care--our classic growth sectors--were       the weakest-performing sectors. Mid-cap       aggressive, cyclically-sensitive stocks
among the worst-performing sectors. The      stocks generally were the                     and high quality, less aggressive
fund lagged the S&P 500 Index and the        best-performing equity segment, followed      stocks. This positioning is designed to
Russell Midcap Growth Index because its      by small-cap stocks and large-cap stocks      potentially benefit investors in the
consumer discretionary holdings              while value stocks generally                  event of a market rally while providing
generally underperformed those of the        outperformed growth stocks.                   some downside protection if markets
indexes. Its relative lack of exposure                                                     weaken.
to the materials and telecommunication       YOUR FUND
services sectors also hurt the fund's                                                         Although it was a difficult
performance relative to the S&P 500          During the reporting period, the fund's       environment for the growth sectors over
Index and the Russell Midcap Growth          prospectus was amended to reflect the         the fiscal year, we continued to adhere
Index. The fund's industrials holdings       portfolio's focus on mid- and small-cap       to our disciplined investment strategy
helped it to track the Lipper Mid-Cap        stocks, with the emphasis on small-cap        of focusing our investments in companies
Growth Fund Index.                           stocks. As a result of the fund's             with high growth potential, as
                                             repositioning, we sold our positions in       demonstrated by consistent and
                                             large cap stocks (approximately 30% of        accelerating earnings growth. The fund's
                                             the                                           stock selection process is based on a
                                                                                           rigorous three-step process that
                                                                                           includes quantitative, fundamental and
                                                                                           valuation analysis to identify stocks of
                                                                                           companies

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
               [PIE CHART]                    1. Robert Half International Inc.   2.2%      1. Semiconductors                   7.5%

Information Technology             33.3%      2. Investors Financial Services               2. Data Processing & Outsourced
                                                 Corp.                            2.1          Services                         6.2
Consumer Discretionary             20.6%
                                              3. Textron Inc.                     2.0       3. Application Software             5.5
Health Care                        19.2%
                                              4. Fiserv, Inc.                     1.9       4. Pharmaceuticals                  5.0
Industrials                        14.8%
                                              5. SunGard Data Systems Inc.        1.9       5. Biotechnology                    4.9
Financials                          8.7%
                                              6. Sirva Inc.                       1.9       6. Health Care Services             4.6
Money Market Funds Plus Other
Assets Less Liabilities             2.3%      7. Express Scripts, Inc.            1.9       7. Communications Equipment         4.5

Energy                              0.6%      8. Cintas Corp.                     1.7       8. Asset Management & Custody
                                                                                               Banks                            4.2
Materials                           0.5%      9. Univision Communications
                                                 Inc.-Class A                     1.7       9. Apparel Retail                   4.1

                                             10. Microchip Technology Inc.        1.5      10. Restaurants                      3.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

that exhibit consistent, sustainable,        market trends. While energy was the           companies that show sustainable,
above average earnings growth potential.     best-performing sector of the S&P 500         above-average earnings growth while
We believe it is only through in-depth       Index for the fiscal year, we believed        avoiding high-risk stocks has the
fundamental research that includes           that high oil prices were unsustainable       potential to provide shareholders with
careful financial statement analysis and     and there was more downside than upside       consistent risk-adjusted return over a
meetings with company management teams       potential in this sector.                     long-term investment horizon.
that these opportunities can be found.
                                                Stocks that enhanced fund performance      THE VIEWS AND OPINIONS EXPRESSED IN
   Consequently, our strong stock            included Lamar Advertising, a leading         MANAGEMENT'S DISCUSSION OF FUND
selections in industrials, energy and        billboard advertising company, and            PERFORMANCE ARE THOSE OF A I M ADVISORS,
financials helped the fund's performance     DigitalNet Holdings, a provider of            INC. THESE VIEWS AND OPINIONS ARE
relative to the Russell Midcap Growth        strategic consulting and information          SUBJECT TO CHANGE AT ANY TIME BASED ON
Index and its Lipper peer group.             security services for several U.S.            FACTORS SUCH AS MARKET AND ECONOMIC
Industrials is a broad sector that           government agencies. Lamar Advertising        CONDITIONS. THESE VIEWS AND OPINIONS MAY
includes such industries as aerospace        benefited from an increase in                 NOT BE RELIED UPON AS INVESTMENT ADVICE
and defense, industrial conglomerates        advertising and marketing spending. We        OR RECOMMENDATIONS, OR AS AN OFFER FOR A
and commercial services and supplies.        sold the stock after it reached our           PARTICULAR SECURITY. THE INFORMATION IS
Over the reporting period, we increased      valuation target. DigitalNet Holdings         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
the fund's weighting in this sector. We      benefited from its acquisition by BAE         OF ANY MARKET, COUNTRY, INDUSTRY,
particularly liked employment-related        Systems. We also sold this stock and          SECURITY OR THE FUND. STATEMENTS OF FACT
companies, such as Robert Half, which        took profits.                                 ARE FROM SOURCES CONSIDERED RELIABLE,
could potentially benefit from an                                                          BUT A I M ADVISORS, INC. MAKES NO
improving job market.                           Detracting from performance were           REPRESENTATION OR WARRANTY AS TO THEIR
                                             Corinthian Colleges, a post secondary         COMPLETENESS OR ACCURACY. ALTHOUGH
   We also increased the fund's holdings     education company, and ASE Test, a            HISTORICAL PERFORMANCE IS NO GUARANTEE
most significantly in the information        semiconductor testing company.                OF FUTURE RESULTS, THESE INSIGHTS MAY
technology sector. However, at the close     Corinthian Colleges' stock declined           HELP YOU UNDERSTAND OUR INVESTMENT
of the reporting period, approximately       after the Securities and Exchange             MANAGEMENT PHILOSOPHY.
6% was in the data processing and            Commission began an informal
outsourced services--a relatively more       investigation of the company concerning             See important fund and index
defensive industry in this sector.           its earnings projections and its                  disclosures inside front cover.
Stocks that we owned within this             communications with securities analysts
industry included Alliance Data Systems,     and investors. ASE's stock depreciated                         JAY K. RUSHIN
SunGard Data Systems and Fiserv. We          after the company lowered its revenue                          Mr. Rushin, Chartered
believe that these companies are             estimates. The fund no longer owned                [RUSHIN     Financial Analyst,
high-quality, well-established and           either stock at the close of the                    PHOTO]     began his investment
well-managed firms with strong business      reporting period.                                              career in 1994 when
models and high recurring revenue.                                                                          he joined AIM as a
                                             IN CLOSING                                    portfolio administrator. In 1996, he
   During the period, we decreased the                                                     left AIM to work as an associate equity
fund's holdings most substantially in        We remained committed to our stock            analyst. He returned to AIM as an equity
the energy sector. As part of our            selection process, which focuses on           analyst on AIM's small-cap funds in 1998
strategy, we pay great attention to          individual companies, and we constantly       and was promoted to senior analyst in
risk, making every effort to protect         reviewed each security's fundamentals         2000. He assumed his current duties as
investors' money by sidestepping             and price target to ensure a continued        portfolio manager in 2001. A native of
short-term                                   fit. We believe that our strategy of          Gaithersburg, MD, Mr. Rushin holds a
                                             focusing our investments in                   B.A. in English from Florida State
                                                                                           University.

                                                                                           Assisted by the Aggressive Growth Team.

=====================================================================================

FUND VS. INDEXES                             TOTAL NET ASSETS          $137.6 MILLION
                                             TOTAL NUMBER OF HOLDINGS*            119
TOTAL RETURNS, 10/31/03-10/31/04,
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS
WOULD BE LOWER.

CLASS A SHARES                   6.38%

CLASS B SHARES                   5.70

CLASS C SHARES                   5.70

S&P 500 INDEX (BROAD-BASED
INDEX)                           9.41

RUSSELL MIDCAP GROWTH INDEX
(STYLE-SPECIFIC INDEX)           8.77

LIPPER MID-CAP GROWTH FUND INDEX
(PEER GROUP INDEX)               6.18

SOURCE: LIPPER, INC.
=====================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the fund, you incur      estimate the expenses that you paid over      To do so, compare this 5% hypothetical
two types of costs: (1) transaction          the period. Simply divide your account        example with the 5% hypothetical
costs, which may include sales charges       value by $1,000 (for example, an $8,600       examples that appear in the shareholder
(loads) on purchase payments; contingent     account value divided by $1,000 = 8.6),       reports of the other funds.
deferred sales charges on redemptions;       then multiply the result by the number
and redemption fees, if any; and (2)         in the table under the heading entitled          Please note that the expenses shown
ongoing costs, including management          "Actual Expenses Paid During Period" to       in the table are meant to highlight your
fees; distribution and/or service fees       estimate the expenses you paid on your        ongoing costs only and do not reflect
(12b-1); and other fund expenses. This       account during this period.                   any transactional costs, such as sales
example is intended to help you                                                            charges (loads) on purchase payments,
understand your ongoing costs (in            HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
dollars) of investing in the fund and to     PURPOSES                                      redemptions, and redemption fees, if
compare these costs with ongoing costs                                                     any. Therefore, the hypothetical
of investing in other mutual funds. The      The table below also provides                 information is useful in comparing
example is based on an investment of         information about hypothetical account        ongoing costs only, and will not help
$1,000 invested at the beginning of the      values and hypothetical expenses based        you determine the relative total costs
period and held for the entire period,       on the fund's actual expense ratio and        of owning different funds. In addition,
May 1, 2004-October 31, 2004.                an assumed rate of return of 5% per year      if these transactional costs were
                                             before expenses, which is not the fund's      included, your costs would have been
ACTUAL EXPENSES                              actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
The table below provides information         estimate the actual ending account
about actual account values and actual       balance or expenses you paid for the
expenses. You may use the information in     period. You may use this information to
this table, together with the amount you     compare the ongoing costs of investing
invested, to                                 in the Fund and other funds.

====================================================================================================================================

                                                      ACTUAL                                     HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES             ENDING ACCOUNT              EXPENSES
                     VALUE                 VALUE              PAID DURING               VALUE                 PAID DURING
                  (05/01/04)           (10/31/04)(1)           PERIOD(2)              (10/31/04)               PERIOD(2)
Class A           $1,000.00              $1,020.40              $ 9.60                $1,015.63                 $ 9.58
Class B            1,000.00               1,016.10               12.87                 1,012.37                  12.85
Class C            1,000.00               1,016.10               12.87                 1,012.37                  12.85

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004 to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004 to
October 31, 2004, was 2.04%, 1.61% and 1.61% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.89%, 2.54% and 2.54% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                [ARROW
                                                                                                BUTTON    For More Information Visit
                                                                                                IMAGE]        AIMinvestments.com

LONG-TERM PERFORMANCE
YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   3/31/00-10/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                          AIM          AIM         AIM        LIPPER
include reinvested dividends.                             EMERGING    EMERGING     EMERGING    MID-CAP            RUSSELL
Performance of an index of funds                        GROWTH FUND  GROWTH FUND  GROWTH FUND   GROWTH   RUSSELL   MIDCAP
reflects fund expenses and management                     CLASS A      CLASS B      CLASS C      FUND     2500    GROWTH   S&P 50
fees; performance of a market index does     DATE         SHARES       SHARES       SHARES       INDEX    INDEX    INDEX   INDEX
not. Performance shown in the chart does
not reflect deduction of taxes a             3/31/2000   $ 9450        $10000       $10000      $10000   $10000   $ 10000  $10000
shareholder would pay on fund                4/00          9119          9650         9640        8681     9462      9029    9699
distributions or sale of fund shares.        5/00          8089          8550         8550        7900     9008      8371    9500
Performance of the indexes does not          6/00         10413         10999        10990        9128     9600      9259    9734
reflect the effects of taxes                 7/00         10168         10730        10729        8749     9356      8673    9582
                                             8/00         12265         12950        12940        9894    10161      9981   10177
   Since the last reporting period, the      9/00         11293         11910        11899        9418     9831      9493    9640
fund has elected to use the S&P 500          10/00         9932         10470        10459        8657     9561      8843    9599
Index as its broad-based market index        11/00         7636          8051         8050        6846     8719      6922    8843
since the S&P 500 Index is such a widely     12/00         8121          8554         8553        7340     9470      7286    8886
recognized gauge of the stock market.        1/01          8537          8985         8984        7440     9782      7702    9201
The fund will no longer measure its          2/01          6790          7146         7145        6324     9152      6370    8363
performance against the Russell 2500         3/01          6145          6462         6462        5653     8650      5458    7833
Index, the index published in previous       4/01          7058          7419         7407        6398     9414      6368    8442
reports to shareholders. Because this is     5/01          6998          7345         7344        6451     9697      6338    8498
the first reporting period since we have     6/01          7435          7808         7796        6426     9834      6342    8292
adopted the new index, SEC guidelines        7/01          7077          7430         7418        6088     9483      5914    8210
require that we compare the fund's           8/01          6264          6568         6567        5680     9172      5485    7696
performance to both the old and the new      9/01          4675          4908         4896        4861     7985      4579    7075
index. The fund has also included a          10/01         5419          5675         5674        5131     8398      5060    7210
styles-pecific index, the Russell Midcap     11/01         6045          6337         6325        5553     9077      5605    7763
Growth Index. The fund believes this         12/01         6472          6778         6767        5793     9586      5818    7831
index more closely reflects the              1/02          6184          6473         6462        5572     9467      5629    7717
performance of the securities in which       2/02          5419          5675         5674        5295     9301      5310    7568
the fund invests. In addition, the           3/02          6015          6284         6284        5629     9944      5715    7853
unmanaged Lipper Mid-Cap Growth Fund         4/02          5757          6011         6010        5441     9919      5413    7377
Index, which may or may not include AIM      5/02          5677          5937         5926        5260     9628      5251    7323
Emerging Growth Fund, is included for        6/02          5102          5328         5317        4787     9086      4672    6801
comparison to a peer group.                  7/02          4397          4582         4582        4271     8001      4218    6271
                                             8/02          4238          4424         4424        4220     8026      4203    6312
AVERAGE ANNUAL TOTAL RETURNS                 9/02          3851          4014         4014        3958     7390      3869    5627
                                             10/02         4090          4256         4256        4157     7631      4169    6122
As of 10/31/04, including applicable         11/02         4507          4687         4687        4404     8254      4495    6482
sales charges                                12/02         4278          4445         4445        4144     7880      4223    6101
                                             1/03          4318          4487         4487        4083     7671      4182    5941
CLASS A SHARES                               2/03          4199          4361         4351        4020     7486      4146    5852
Inception (3/31/00)               -9.11%     3/03          4288          4456         4445        4077     7558      4223    5909
1 Year                             0.46      4/03          4596          4771         4760        4363     8231      4510    6395
                                             5/03          5013          5202         5202        4724     9041      4944    6732
CLASS B SHARES                               6/03          5211          5402         5401        4798     9214      5015    6818
Inception (3/31/00)               -8.95%     7/03          5519          5728         5717        4987     9709      5194    6938
1 Year                             0.70      8/03          5837          6043         6043        5232    10158      5480    7073
                                             9/03          5738          5937         5938        5057    10020      5374    6998
CLASS C SHARES                               10/03         6065          6273         6274        5453    10812      5807    7394
Inception (3/31/00)               -8.57%     11/03         6194          6410         6400        5583    11219      5962    7459
1 Year                             4.70      12/03         6492          6715         6715        5612    11466      6027    7850
                                             1/04          6731          6946         6946        5753    11885      6226    7994
                                             2/04          6770          6988         6989        5833    12068      6331    8105
                                             3/04          6621          6830         6831        5831    12141      6319    7983
                                             4/04          6323          6525         6526        5646    11558      6140    7858
                                             5/04          6452          6651         6652        5769    11794      6285    7965
                                             6/04          6482          6683         6673        5908    12182      6385    8120
                                             7/04          6015          6189         6190        5488    11473      5962    7851
                                             8/04          5867          6042         6043        5393    11444      5889    7883
                                             9/04          6135          6304         6306        5624    11875      6109    7968
                                             10/04       $ 6454        $ 6504       $ 6630      $ 5790   $12146    $ 6316  $ 8090
                                                                                                             Source: Lipper, Inc.

                                             In addition to returns as of the close        The performance data quoted represent
                                             of the fiscal year, industry regulations      past performance and cannot guarantee
                                             require us to provide average annual          comparable future results; current
                                             total returns as of 9/30/04, the most         performance may be lower or higher.
                                             recent calendar quarter-end.                  Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
                                             AVERAGE ANNUAL TOTAL RETURNS                  Performance figures reflect reinvested
                                             As of 9/30/04, most recent calendar           distributions, changes in net asset
                                             quarter-end, including applicable sales       value and the effect of the maximum
                                             charges                                       sales charge unless otherwise stated.
                                                                                           Investment return and principal value
                                             CLASS A SHARES                                will fluctuate so that you may have a
                                             Inception (3/31/00)              -10.28%      gain or loss when you sell shares.
                                             1 Year                             0.98
                                                                                              Class A share performance reflects
                                             CLASS B SHARES                                the maximum 5.50% sales charge, and
                                             Inception (3/31/00)              -10.13%      Class B and Class C share performance
                                             1 Year                             1.19       reflects the applicable contingent
                                                                                           deferred sales charge (CDSC) for the
                                             CLASS C SHARES                                period involved. The CDSC on Class B
                                             Inception (3/31/00)               -9.74%      shares declines from 5% beginning at the
                                             1 Year                             5.19       time of purchase to 0% at the beginning
                                                                                           of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                                                                           purchase.

                                                                                              The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                                                                           expenses.

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-97.70%

AIRLINES-0.48%

JetBlue Airways Corp.(a)                           30,000   $    661,500
========================================================================

APPAREL RETAIL-4.11%

Aeropostale, Inc.(a)(b)                            35,000      1,104,250
------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                          37,500        842,250
------------------------------------------------------------------------
Foot Locker, Inc.                                  35,000        854,000
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(c)                  38,900      1,209,012
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(b)(c)       70,000      1,640,800
========================================================================
                                                               5,650,312
========================================================================

APPLICATION SOFTWARE-5.53%

Altiris, Inc.(a)                                   25,000        679,875
------------------------------------------------------------------------
Amdocs Ltd. (United Kingdom)(a)                    45,000      1,131,750
------------------------------------------------------------------------
Catapult Communications Corp.(a)                   26,300        645,928
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            75,000      1,809,750
------------------------------------------------------------------------
JAMDAT Mobile Inc.(a)(c)                           15,000        439,500
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       29,000      1,259,470
------------------------------------------------------------------------
Sonic Solutions(a)(c)                              42,900        851,565
------------------------------------------------------------------------
Synopsys, Inc.(a)                                  49,000        795,760
========================================================================
                                                               7,613,598
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.15%

Investors Financial Services Corp.(c)              75,000      2,886,750
------------------------------------------------------------------------
Legg Mason, Inc.                                   22,500      1,433,475
------------------------------------------------------------------------
T. Rowe Price Group Inc.                           25,000      1,394,250
========================================================================
                                                               5,714,475
========================================================================

BIOTECHNOLOGY-4.90%

Amylin Pharmaceuticals, Inc.(a)(c)                 65,000      1,384,500
------------------------------------------------------------------------
Corgentech Inc.(a)(c)                              30,000        572,100
------------------------------------------------------------------------
Digene Corp.(a)(c)                                 46,500      1,169,475
------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                    17,500        742,700
------------------------------------------------------------------------
Invitrogen Corp.(a)                                21,000      1,215,900
------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                       14,000        909,720
------------------------------------------------------------------------
QLT Inc. (Canada)(a)(c)                            45,000        749,250
========================================================================
                                                               6,743,645
========================================================================

BROADCASTING & CABLE TV-2.43%

Radio One, Inc.-Class D(a)(c)                      70,000      1,028,300
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           75,000      2,322,000
========================================================================
                                                               3,350,300
========================================================================

BUILDING PRODUCTS-0.93%

American Standard Cos. Inc.(a)                     35,000      1,279,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.45%

ADTRAN, Inc.                                       16,800   $    362,880
------------------------------------------------------------------------
Andrew Corp.(a)                                    65,000        908,700
------------------------------------------------------------------------
Avaya Inc.(a)                                      90,000      1,296,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       85,000      1,754,400
------------------------------------------------------------------------
Polycom, Inc.(a)                                   35,000        722,750
------------------------------------------------------------------------
Tekelec(a)(c)                                      48,300      1,078,056
========================================================================
                                                               6,122,786
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

Applied Films Corp.(a)                             50,000      1,159,500
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.67%

Bucyrus International, Inc.-Class A(c)             30,700        921,000
========================================================================

CONSUMER FINANCE-0.42%

Nelnet, Inc.-Class A(a)(c)                         30,000        582,300
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-6.22%

Alliance Data Systems Corp.(a)                     40,000      1,691,200
------------------------------------------------------------------------
Ceridian Corp.(a)                                  90,000      1,552,500
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    75,000      2,665,500
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000      2,649,000
========================================================================
                                                               8,558,200
========================================================================

DISTRIBUTORS-0.50%

Source Interlink Cos., Inc.(a)(c)                  68,000        685,440
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.91%

Cintas Corp.                                       55,000      2,372,700
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                    42,000        882,000
------------------------------------------------------------------------
Navigant Consulting, Inc.(a)(c)                    30,000        746,100
========================================================================
                                                               4,000,800
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.24%

Cooper Industries, Ltd.-Class A (Bermuda)          16,000      1,022,400
------------------------------------------------------------------------
EnerSys(a)(c)                                     100,000      1,320,000
------------------------------------------------------------------------
Ultralife Batteries, Inc.(a)(c)                    67,000        739,680
========================================================================
                                                               3,082,080
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.17%

Cogent Inc.(a)                                     25,000        478,350
------------------------------------------------------------------------
Littelfuse, Inc.(a)                                15,000        489,300
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Photon Dynamics, Inc.(a)                           35,000   $    640,500
========================================================================
                                                               1,608,150
========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.45%

Staktek Holdings Inc.(a)                          175,000        621,250
========================================================================

EMPLOYMENT SERVICES-2.76%

Gevity HR, Inc.                                    45,000        801,450
------------------------------------------------------------------------
Robert Half International Inc.                    113,000      2,997,890
========================================================================
                                                               3,799,340
========================================================================

GENERAL MERCHANDISE STORES-1.79%

Family Dollar Stores, Inc.                         45,000      1,329,750
------------------------------------------------------------------------
Fred's, Inc.(c)                                    65,000      1,139,450
========================================================================
                                                               2,469,200
========================================================================

HEALTH CARE EQUIPMENT-3.12%

Analogic Corp.(c)                                  12,603        536,195
------------------------------------------------------------------------
Conceptus Inc.(a)(c)                               70,000        599,550
------------------------------------------------------------------------
Cytyc Corp.(a)                                     30,000        782,700
------------------------------------------------------------------------
IntraLase Corp.(a)(c)                              35,300        678,819
------------------------------------------------------------------------
PerkinElmer, Inc.                                  51,000      1,047,540
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                      25,000        645,750
========================================================================
                                                               4,290,554
========================================================================

HEALTH CARE FACILITIES-1.67%

LifePoint Hospitals, Inc.(a)(c)                    25,000        810,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           45,000      1,486,350
========================================================================
                                                               2,296,850
========================================================================

HEALTH CARE SERVICES-4.55%

DaVita, Inc.(a)                                    45,000      1,332,900
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           40,000      2,560,000
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    40,000      1,356,400
------------------------------------------------------------------------
Psychiatric Solutions, Inc.(a)(c)                  40,000      1,018,000
========================================================================
                                                               6,267,300
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.26%

Kerzner International Ltd. (Bahamas)(a)(c)         12,000        608,640
------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A
  (Bermuda)(a)                                     75,000      1,331,250
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)(c)          25,000      1,165,000
========================================================================
                                                               3,104,890
========================================================================

HOUSEHOLD APPLIANCES-1.05%

Blount International, Inc.(a)                     100,000      1,446,000
========================================================================

INDUSTRIAL CONGLOMERATES-1.98%

Textron Inc.(b)                                    40,000      2,726,000
========================================================================

INDUSTRIAL MACHINERY-0.16%

Nordson Corp.                                       6,100        213,622
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.53%

CyberSource Corp.(a)(c)                           150,000   $    981,000
------------------------------------------------------------------------
Digitas Inc.(a)(c)                                125,000      1,125,000
========================================================================
                                                               2,106,000
========================================================================

INVESTMENT BANKING & BROKERAGE-1.50%

Ameritrade Holding Corp.(a)                        75,000        976,500
------------------------------------------------------------------------
Edwards (A.G.), Inc.                               30,000      1,087,800
========================================================================
                                                               2,064,300
========================================================================

IT CONSULTING & OTHER SERVICES-1.18%

CACI International Inc.-Class A(a)                 12,300        749,931
------------------------------------------------------------------------
TNS Inc.(a)(c)                                     45,000        880,200
========================================================================
                                                               1,630,131
========================================================================

LEISURE FACILITIES-0.84%

Speedway Motorsports, Inc.(c)                      35,000      1,158,500
========================================================================

MOVIES & ENTERTAINMENT-0.72%

Regal Entertainment Group-Class A(c)               50,000        995,500
========================================================================

OIL & GAS DRILLING-0.60%

Patterson-UTI Energy, Inc.(b)                      43,000        826,890
========================================================================

PAPER PRODUCTS-0.48%

Bowater Inc.                                       18,000        663,120
========================================================================

PHARMACEUTICALS-4.96%

Barr Pharmaceuticals Inc.(a)                       37,000      1,393,050
------------------------------------------------------------------------
Eon Labs, Inc.(a)                                  25,300        622,633
------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(c)                     72,200      1,065,672
------------------------------------------------------------------------
InKine Pharmaceutical Co., Inc.(a)(c)             200,000      1,090,000
------------------------------------------------------------------------
IVAX Corp.(a)                                      62,500      1,131,250
------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                30,000        800,100
------------------------------------------------------------------------
Valeant Pharmaceuticals International              30,000        720,000
========================================================================
                                                               6,822,705
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.94%

CB Richard Ellis Group, Inc.-Class A(a)            50,000      1,295,000
========================================================================

RESTAURANTS-3.79%

Brinker International, Inc.(a)                     52,000      1,679,600
------------------------------------------------------------------------
CBRL Group, Inc.                                   40,000      1,450,400
------------------------------------------------------------------------
Ruby Tuesday, Inc.(c)                              48,000      1,185,600
------------------------------------------------------------------------
Wendy's International, Inc.                        27,000        900,990
========================================================================
                                                               5,216,590
========================================================================

SEMICONDUCTOR EQUIPMENT-3.53%

FormFactor Inc.(a)                                 40,000        938,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                28,000      1,274,840
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          70,000      1,813,700
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Varian Semiconductor Equipment Associates,
  Inc.(a)                                          24,000   $    830,640
========================================================================
                                                               4,857,180
========================================================================

SEMICONDUCTORS-7.49%

AMIS Holdings, Inc.(a)                             90,000      1,368,000
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          45,000      1,217,250
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             102,000      1,205,640
------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(a)(c)            75,000        563,250
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)(b)      27,000        771,390
------------------------------------------------------------------------
Microchip Technology Inc.                          70,000      2,117,500
------------------------------------------------------------------------
Micron Technology, Inc.(a)                         69,000        840,420
------------------------------------------------------------------------
RF Micro Devices, Inc.(a)(c)                      105,000        683,550
------------------------------------------------------------------------
Semtech Corp.(a)(c)                                52,000      1,085,760
------------------------------------------------------------------------
Zoran Corp.(a)                                     45,000        454,050
========================================================================
                                                              10,306,810
========================================================================

SPECIALIZED FINANCE-1.03%

Primus Guaranty, Ltd. (Bermuda)(a)(c)             108,000      1,420,200
========================================================================

SPECIALTY STORES-3.16%

Advance Auto Parts, Inc.(a)                         4,400        172,128
------------------------------------------------------------------------
Gander Mountain Co.(a)(c)                          42,000        817,110
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          53,000      1,276,240
------------------------------------------------------------------------
Tiffany & Co.                                      40,000      1,173,200
------------------------------------------------------------------------
Tractor Supply Co.(a)                              25,000        907,000
========================================================================
                                                               4,345,678
========================================================================

TECHNOLOGY DISTRIBUTORS-0.90%

CDW Corp.                                          20,000      1,240,600
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.67%

New York Community Bancorp, Inc.(c)                50,000   $    918,000
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.72%

Beacon Roofing Supply, Inc.(a)(c)                  53,000        993,750
========================================================================

TRUCKING-1.92%

Sirva Inc.(a)                                     110,000      2,640,000
========================================================================
    Total Common Stocks (Cost $126,845,220)                  134,469,996
========================================================================

MONEY MARKET FUNDS-2.28%

Liquid Assets Portfolio-Institutional
  Class(d)                                      1,571,116      1,571,116
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     1,571,116      1,571,116
========================================================================
    Total Money Market Funds (Cost
      $3,142,232)                                              3,142,232
========================================================================
TOTAL INVESTMENTS-99.98% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $129,987,452)                137,612,228
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.49%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  19,937,670     19,937,670
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $19,937,670)                                      19,937,670
========================================================================
TOTAL INVESTMENTS-114.47% (Cost $149,925,122)                157,549,898
========================================================================
OTHER ASSETS LESS LIABILITIES-(14.47%)                       (19,912,087)
========================================================================
NET ASSETS-100.00%                                          $137,637,811
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $126,845,220)*                               $134,469,996
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $23,079,902)                             23,079,902
===========================================================
    Total investments (cost $149,925,122)       157,549,898
___________________________________________________________
===========================================================
Receivables for:
  Investments sold                                4,960,928
-----------------------------------------------------------
  Fund shares sold                                   49,647
-----------------------------------------------------------
  Dividends                                          43,358
-----------------------------------------------------------
  Amount due from advisor                           169,395
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,644
-----------------------------------------------------------
Other assets                                         36,780
===========================================================
    Total assets                                162,832,650
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,302,061
-----------------------------------------------------------
  Fund shares reacquired                            648,781
-----------------------------------------------------------
  Options written, at market value (premiums
    received $53,810)                                65,908
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,313
-----------------------------------------------------------
  Collateral upon return of securities loaned    19,937,670
-----------------------------------------------------------
Accrued distribution fees                            72,239
-----------------------------------------------------------
Accrued trustees' fees                                1,187
-----------------------------------------------------------
Accrued transfer agent fees                          88,320
-----------------------------------------------------------
Accrued operating expenses                           52,360
===========================================================
    Total liabilities                            25,194,839
===========================================================
Net assets applicable to shares outstanding    $137,637,811
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $266,169,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (25,489)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                        (136,118,598)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                 7,612,678
===========================================================
                                               $137,637,811
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,978,038
___________________________________________________________
===========================================================
Class B                                        $ 45,027,059
___________________________________________________________
===========================================================
Class C                                        $ 16,632,714
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          11,696,056
___________________________________________________________
===========================================================
Class B                                           7,138,018
___________________________________________________________
===========================================================
Class C                                           2,637,830
___________________________________________________________
===========================================================
Class A :
  Net asset value per share                    $       6.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.50 divided by
      94.50%)                                  $       6.88
___________________________________________________________
===========================================================
Class B :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================
Class C :
  Net asset value and offering price per
    share                                      $       6.31
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $19,436,807 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,603)                                       $   712,656
-----------------------------------------------------------
Dividends from affiliated money market funds
  (including security lending income of
  $23,628)*                                         102,691
===========================================================
    Total investment income                         815,347
===========================================================

EXPENSES:

Advisory fees                                     1,288,859
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       37,417
-----------------------------------------------------------
Distribution fees:
  Class A                                           292,015
-----------------------------------------------------------
  Class B                                           492,630
-----------------------------------------------------------
  Class C                                           189,346
-----------------------------------------------------------
Transfer agent fees -- Class A, B and C             701,605
-----------------------------------------------------------
Trustees' fees and retirement benefits               14,911
-----------------------------------------------------------
Other                                               203,849
===========================================================
    Total expenses                                3,270,632
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangements                       (43,404)
-----------------------------------------------------------
    Net expenses                                  3,227,228
===========================================================
Net investment income (loss)                     (2,411,881)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from investment securities     11,194,293
===========================================================
Net increase from payments by affiliates --See
  Note 2                                            169,395
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (312,837)
-----------------------------------------------------------
  Option contracts written                          (12,098)
===========================================================
                                                   (324,935)
===========================================================
Net gain from investment securities and option
  contracts                                      11,038,753
===========================================================
Net increase in net assets resulting from
  operations                                    $ 8,626,872
___________________________________________________________
===========================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,411,881)   $ (2,233,801)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  11,194,293      28,824,924
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         169,395              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                    (324,935)     21,408,256
==========================================================================================
    Net increase in net assets resulting from operations         8,626,872      47,999,379
==========================================================================================
Share transactions-net:
  Class A                                                      (10,324,662)      4,435,295
------------------------------------------------------------------------------------------
  Class B                                                       (6,486,902)     (3,079,891)
------------------------------------------------------------------------------------------
  Class C                                                       (4,428,000)     (4,179,924)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (21,239,564)     (2,824,520)
==========================================================================================
    Net increase (decrease) in net assets                      (12,612,692)     45,174,859
==========================================================================================

NET ASSETS:

  Beginning of year                                            150,250,503     105,075,644
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,489) and $(20,376), respectively)          $137,637,811    $150,250,503
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $1,983.

    For the year ended October 31, 2004, the advisor has agreed to reimburse the Fund $169,395 for an economic loss due to a trading error.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") has agreed to $36,974 expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $701,605. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B and Class C shares paid $292,015, $492,630 and $189,346, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $34,680 in front-end sales commissions from the sale of Class A shares and $124, $6,545 and $3,769 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,063,454      $ 65,387,145      $ (68,879,483)        $   --         $1,571,116       $39,997       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,063,454        65,387,145        (68,879,483)            --          1,571,116        39,066           --
==================================================================================================================================
  Subtotal        $10,126,908      $130,774,290      $(137,758,966)        $   --         $3,142,232       $79,063       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,368,309      $109,603,329      $ (97,033,968)        $   --         $19,937,670     $ 23,628       $   --
==================================================================================================================================
  Total           $17,495,217      $240,377,619      $(234,792,934)        $   --         $23,079,902     $102,691       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $3,264,458 and $6,588,283, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $2,649 and credits in custodian fees of $1,798 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $4,447.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $19,436,807 were on loan to brokers. The loans were secured by cash collateral of $19,937,670 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $23,628 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $    --
-----------------------------------------------------------------------------------
Written                                                         1,120       53,810
===================================================================================
End of year                                                     1,120      $53,810
___________________________________________________________________________________
===================================================================================

                                              OPEN OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OCTOBER 31,
                                                                                                    2004          UNREALIZED
                                                  CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET        APPRECIATION
                                                   MONTH      PRICE     CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CALLS
Marvell Technology Group Ltd. (Bermuda)            04-Nov     $30.0         270      $18,359       $26,325         $ (7,966)
------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI-Energy, Inc.                         04-Nov      20.0         430       12,409        11,825              584
------------------------------------------------------------------------------------------------------------------------------
Aeropostale, Inc.                                  04-Dec      35.0          69        5,051         5,520             (469)
------------------------------------------------------------------------------------------------------------------------------
Pacific Sunwear of California, Inc.                04-Dec      25.0         300       12,534        16,500           (3,966)
------------------------------------------------------------------------------------------------------------------------------
Textron Inc.                                       04-Dec      70.0          51        5,457         5,738             (281)
==============================================================================================================================
Total outstanding options written                                         1,120      $53,810       $65,908         $(12,098)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   7,299,747
---------------------------------------------------------------------------
Temporary book/tax differences                                      (24,275)
---------------------------------------------------------------------------
Capital loss carryforward                                      (135,806,881)
---------------------------------------------------------------------------
Shares of beneficial interest                                   266,169,220
===========================================================================
Total net assets                                              $ 137,637,811
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and recognition of income for tax purposes on certain passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(12,098).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $11,166,079 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 90,508,026
-----------------------------------------------------------------------------
October 31, 2010                                                  45,298,855
=============================================================================
Total capital loss carryforward                                 $135,806,881
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $380,223,214 and $393,537,419, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $10,974,626
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,662,781)
===============================================================================
Net unrealized appreciation of investment securities              $ 7,311,845
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $150,238,053.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income was increased by $2,406,768 and shares of beneficial interest decreased by $2,406,768. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,854,496    $ 24,594,620     14,150,001    $71,539,332
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,227,703       7,585,746      2,662,059     13,233,376
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        736,110       4,643,791      1,160,403      5,839,097
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        148,160         960,281        165,304        856,537
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (152,130)       (960,281)      (168,817)      (856,537)
======================================================================================================================
Reacquired:
  Class A                                                     (5,641,488)    (35,879,563)   (13,569,593)   (67,960,574)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,119,216)    (13,112,367)    (3,214,850)   (15,456,730)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,449,746)     (9,071,791)    (2,057,518)   (10,019,021)
======================================================================================================================
                                                              (3,396,111)   $(21,239,564)      (873,011)   $(2,824,520)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  6.11         $  4.12       $  5.46       $ 10.50           $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.08)(a)       (0.07)(a)     (0.08)(a)     (0.10)             (0.04)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.46            2.06         (1.26)        (4.51)              0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                 --
=========================================================================================================================
    Total from investment operations              0.39            1.99         (1.34)        (4.61)              0.50
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)                --
=========================================================================================================================
Net asset value, end of period                 $  6.50         $  6.11       $  4.12       $  5.46           $  10.50
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                6.38%          48.30%       (24.54)%      (45.37)%             5.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $75,978         $81,428       $51,822       $81,114           $147,101
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           1.84%(d)(e)     2.07%         1.89%         1.71%(e)           1.68%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.30)%(d)      (1.48)%       (1.54)%       (1.32)%            (1.04)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%               111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 6.22%.
(d)  Ratios are based on average daily net assets of $83,432,923.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.86% and 1.83% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS B
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.47           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.50)             0.54
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.64)             0.47
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.47
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.81)%            4.70%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $45,027         $48,830       $36,060       $58,019           $94,740
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $49,263,006.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                CLASS C
                                               --------------------------------------------------------------------------
                                                                                                          MARCH 31, 2000
                                                                                                         (DATE OPERATIONS
                                                             YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                               ---------------------------------------------------         OCTOBER 31,
                                                2004            2003          2002          2001               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  5.97         $  4.05       $  5.40       $ 10.46           $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.12)(a)       (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.45            2.02         (1.23)        (4.49)             0.53
-------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates        0.01              --            --            --                --
=========================================================================================================================
    Total from investment operations              0.34            1.92         (1.35)        (4.63)             0.46
=========================================================================================================================
Less distributions from net realized gains          --              --            --         (0.43)               --
=========================================================================================================================
Net asset value, end of period                 $  6.31         $  5.97       $  4.05       $  5.40           $ 10.46
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)(c)                                5.70%          47.41%       (25.00)%      (45.76)%            4.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================

Ratios/supplemental data:

Net assets, end of period (000s omitted)       $16,633         $19,992       $17,194       $26,483           $41,361
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets           2.49%(d)(e)     2.72%         2.55%         2.36%(e)          2.37%(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (1.95)%(d)      (2.13)%       (2.19)%       (1.98)%           (1.73)%(f)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(g)                         264%            414%          407%          242%              111%
_________________________________________________________________________________________________________________________
=========================================================================================================================


(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d)  Ratios are based on average daily net assets of $18,934,599.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.51% and 2.48% for the years ended October 31, 2004 and 2001, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.


Settled Enforcement Actions and Investigations Related to Market Timing


  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes


  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Emerging Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE

---------------------------------------------------------------------------------------------------------------------------------


   INTERESTED PERSONS

---------------------------------------------------------------------------------------------------------------------------------


   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products

---------------------------------------------------------------------------------------------------------------------------------


   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.

---------------------------------------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------


   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)

---------------------------------------------------------------------------------------------------------------------------------


   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie

---------------------------------------------------------------------------------------------------------------------------------


   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation

---------------------------------------------------------------------------------------------------------------------------------


   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies

---------------------------------------------------------------------------------------------------------------------------------


   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.

---------------------------------------------------------------------------------------------------------------------------------


   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)

---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc. and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR               AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.  Ernst & Young LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza         5 Houston Center
Houston, TX 77046-1173    Suite 100                 Suite 100                 1401 McKinney
                          Houston, TX 77046-1173    Houston, TX 77046-1173    Suite 1200
                                                                              Houston, TX 77010-4035
COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT            CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   AIM Investment Services,  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             Inc.                      Trust Company
1735 Market Street        919 Third Avenue          P.O. Box 4739             225 Franklin Street
Philadelphia, PA 19103-7599 New York, NY 10022-3852 Houston, TX 77210-4739    Boston, MA 02110-2801

          DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME
                                                                                          TAXABLE
AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund
AIM Balanced Fund*                          AIM Developing Markets Fund                   AIM Floating Rate Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM High Yield Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)            AIM Income Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Intermediate Government Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                     AIM Limited Maturity Treasury Fund
AIM Charter Fund                            AIM Global Growth Fund                        AIM Money Market Fund
AIM Constellation Fund                      AIM Global Value Fund                         AIM Short Term Bond Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)         AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund(7)     Premier U.S. Government Money Portfolio(1)
AIM Diversified Dividend Fund               AIM International Growth Fund
AIM Dynamics Fund(1)                        AIM Trimark Fund                              TAX-FREE
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Large Cap Growth Fund                                                                 AIM Municipal Bond Fund
AIM Libra Fund                                       SECTOR EQUITY                        AIM Tax-Exempt Cash Fund
AIM Mid Cap Basic Value Fund                                                              AIM Tax-Free Intermediate Fund
AIM Mid Cap Core Equity Fund(2)             AIM Advantage Health Sciences Fund(1)
AIM Mid Cap Growth Fund                     AIM Energy Fund(1)                                   AIM ALLOCATION SOLUTIONS
AIM Mid Cap Stock Fund(1)                   AIM Financial Services Fund(1)
AIM Opportunities I Fund                    AIM Global Health Care Fund                   AIM Aggressive Allocation Fund
AIM Opportunities II Fund                   AIM Gold & Precious Metals Fund(1)            AIM Conservative Allocation Fund
AIM Opportunities III Fund                  AIM Health Sciences Fund(1)                   AIM Moderate Allocation Fund
AIM Premier Equity Fund                     AIM Leisure Fund(1)
AIM S&P 500 Index Fund(1)                   AIM Multi-Sector Fund(1)
AIM Select Equity Fund                      AIM Real Estate Fund
AIM Small Cap Equity Fund(3)                AIM Technology Fund(1)
AIM Small Cap Growth Fund(4)                AIM Utilities Fund(1)
AIM Small Company Growth Fund(1)
AIM Total Return Fund*(1)                   ========================================================================================
AIM Trimark Endeavor Fund                   CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Small Companies Fund            AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Weingarten Fund                         AND READ IT THOROUGHLY BEFORE INVESTING.
                                            ========================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com               EMG-AR-1               A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
=====================================================================================
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
=====================================================================================

                                                  AIM LARGE CAP BASIC VALUE FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

===================================================================================================================================
AIM LARGE CAP BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE OF CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             financial reporting purposes, and as
                                                                                           such, the net asset values for
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's             shareholder transactions and the returns
not available as an investment for           Composite Index of 500 Stocks (the S&P        based on those net asset values may
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an      differ from the net asset values and
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as     returns reported in the Financial
including 401(k) plans, money purchase       a general measure of U.S. stock market        Highlights.
pension plans and profit sharing plans.      performance.
Plans that have existing accounts                                                          o Industry classifications used in this
invested in Class B shares will continue     o The unmanaged Lipper Large-Cap Value        report are generally according to the
to be allowed to make additional             Funds Index represents an average of the      Global Industry Classification Standard,
purchases.                                   performance of the 30 largest                 which was developed by and is the
                                             large-capitalization value funds tracked      exclusive property and a service mark of
o Class R shares are available only to       by Lipper, Inc., an independent mutual        Morgan Stanley Capital International Inc
certain retirement plans. Please see the     fund performance monitor.                     and Standard & Poor's.
prospectus for more information.
                                             o The unmanaged Russell 1000--Registered      The fund files its complete schedule of
o Investor Class shares are closed to        Trademark-- Value Index is a subset of        portfolio holdings with the Securities
most investors. For more information on      the unmanaged Russell 1000--Registered        and Exchange Commission ("SEC") for the
who may continue to invest in the            Trademark-- Index, which represents the       1st and 3rd quarters of each fiscal year
Investor Class shares, please see the        performance of the stocks of                  on Form N-Q. The Fund's Form N-Q filings
prospectus.                                  large-capitalization companies; the Value     are available on the SEC's Web site at
                                             subset measures the performance of            http://www.sec.gov. Copies of the fund's
PRINCIPAL RISKS OF INVESTING IN THE FUND     Russell 1000 companies with lower             Forms N-Q may be reviewed and copied at
                                             price/book ratios and lower forecasted        the SEC's Public Reference Room at 450
o International investing presents           growth values.                                Fifth Street, N.W., Washington, D.C.
certain risks not associated with                                                          20549-0102. You can obtain information on
investing solely in the United States.       o The unmanaged MSCI World Index is a         the operation of the Public Reference
These include risks relating to              group of global securities tracked by         Room, including information about
fluctuations in the value of the U.S.        Morgan Stanley Capital International.         duplicating fee charges, by calling
dollar relative to the values of other                                                     1-202-942-8090 or by electronic request
currencies, the custody arrangements made    o The fund is not managed to track the        at the following e-mail address:
for the fund's foreign holdings,             performance of any particular index,          publicinfo@sec.gov. The SEC file numbers
differences in accounting, political         including the indexes defined here, and       for the fund are 811-1424 and 2-25469.
risks and the lesser degree of public        consequently, the performance of the fund     The fund's most recent portfolio
information required to be provided by       may deviate significantly from the            holdings, as filed on Form N-Q, are also
non-U.S. companies. The fund may invest      performance of the indexes.                   available at AIMinvestments.com.
up to 25% of its assets in the securities
of non-U.S. issuers.                         o A direct investment cannot be made in       A description of the policies and
                                             an index. Unless otherwise indicated,         procedures that the fund uses to
o The fund may participate in the initial    index results include reinvested              determine how to vote proxies relating to
public offering (IPO) market in some         dividends, and they do not reflect sales      portfolio securities is available without
cycles. A significant portion of the         charges. Performance of an index of funds     charge, upon request, by calling
fund's returns during certain periods was    reflects fund expenses; performance of a      800-959-4246, or on the AIM Web site,
attributable to its investments in IPOs.     market index does not.                        AIMinvestments.com. Scroll down on the
These investments have a magnified impact                                                  home page and click on AIM Funds Proxy
when the fund's asset base is relatively     OTHER INFORMATION                             Voting Policies.
small. As the fund's assets grow, the
impact of IPO investments will decline,      o The returns shown in the Management's       Information regarding how the fund voted
which may reduce the effect of IPO           Discussion of Fund Performance are based      proxies related to its portfolio
investments on the fund's total return.      on net asset values calculated for            securities during the 12 months ended
For additional information regarding the     shareholder transactions. Generally           6/30/04 is available at our Web site. Go
impact of IPO investments on the fund's      accepted accounting principles require        to AIMinvestments.com, click on About Us,
performance, please see the fund's           adjustments to be made to the net assets      then on Required Notices and then select
prospectus.                                  of the fund at period end for                 your fund from the drop-down menu.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--REGISTERED TRADEMARK--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H. GRAHAM    Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
PHOTO OF]           position in 2000. However, as you may be aware, the U.S.
MARK H.             Securities and Exchange Commission recently adopted a rule
WILLIAMSON]         requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
MARK H. WILLIAMSON  advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of
[PHOTO OF           AIM Advisors' recent settlements with certain regulators.
BRUCE L.            Accordingly, the AIM Funds' Board recently elected Mr.
CROCKETT]           Crockett, one of the fourteen independent trustees on the
                    AIM Funds' Board, as Chairman. His appointment became
BRUCE L. CROCKETT   effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since
                    1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October
                    31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals.
                    Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                                          /s/ MARK H. WILLIAMSON
                    -------------------------------------                         -------------------------------------
                    Robert H. Graham                                              Mark H. Williamson
                    Chairman, AIM Investments                                     CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds                          Trustee, AIM Funds

                    December 16, 2004


                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors, and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND PRODUCED ATTRACTIVE RETURNS                                                           continued to own the company, given what
BUT UNDERPERFORMED BENCHMARKS                                                              we believed to be a significant valuation
                                                                                           opportunity.
For the fiscal year ended October 31,        issues, and a moderation of what had been
2004, Class A shares of AIM Large Cap        generally strong levels of consumer              Tyco was one of the fund's top
Basic Value Fund returned 8.52% at net       confidence and manufacturing activity         performing stocks for the second year in
asset value. PERFORMANCE SHOWN AT NAV        served to validate these concerns.            a row, validating the magnitude of the
DOES NOT INCLUDE FRONT-END SALES CHARGES,                                                  investment opportunity created during the
WHICH WOULD HAVE REDUCED THE PERFORMANCE.       With the price of oil rising sharply       2002 scandal. As we believed at the time,
Results for other share classes are shown    during the period, it came as no surprise     the market position and intrinsic value
in the table on page 3. The fund             that energy was the market's                  of Tyco proved far more durable than
underperformed its benchmarks, the S&P       best-performing sector for the year. The      investors believed in the midst of the
500 Index, the Russell 1000 Value Index      fund's holdings in oil-service and            Kozlowski malfeasance charges. We
and the Lipper Large-Cap Value Fund          equipment providers were among the            continued to believe Tyco was one of the
Index, which returned 9.41%, 15.45% and      largest contributors to fund performance      better investment opportunities within
11.58%, respectively.                        during the period. The fund also              the industrial sector of the economy,
                                             experienced solid gains from its              although the valuation was not as
   The fund underperformed its benchmarks    industrial holdings, led by Tyco, and         compelling after rising more than 200%
partly because of its relatively low         also strongly benefited from European         since the 2002 lows. Consequently we
weight in energy, the best performing        pharmaceutical manufacturer                   reduced our position in the company from
sector of the market, along with a           Sanofi-Aventis. Consumer staples was the      peak levels during the period.
significant investment in poor-performing    fund's worst-performing sector, with
Cardinal Health. Our underweight position    particular weakness in food retailers         YOUR FUND
in energy reflects an effort to achieve      Kroger Co. and Safeway Inc.
superior diversification and a lower risk                                                  Our investment objective is to create
profile than that of the Russell 1000           The largest detractor to fund              wealth by maintaining a long-term
Value Index.                                 performance was Cardinal Health, which        investment horizon and investing in
                                             has been faced with a number of               companies that are undervalued by the
MARKET CONDITIONS AND CURRENT PERIOD         challenges including accounting               market. The fund's investment philosophy
PERFORMANCE                                  restatements, decelerating drug price         is based on two key principles:
                                             inflation and slower prescription growth.
The domestic economy continued to            Drug distributors are in the midst of a       o Companies have a measurable intrinsic
recover throughout the fiscal year, with     fundamental change in their business          value that is based on projected cash
broader markets responding favorably over    models that we believe will benefit           flows generated by the business;
the first nine months of the period. In      Cardinal Health's long-term results.          importantly, this value is independent of
the final fiscal quarter, however,           However, the near-term uncertainty has        the stock market.
investors grew concerned about the           made drug distributors very unpopular on
sustainability of economic growth. Higher    Wall Street and resulted in weak              o Market prices are more volatile than
commodity prices and a more restrictive      current-period performance. At the end of     business values, and investors regularly
monetary policy were key                     the fiscal year, we                           overreact to negative news.

                                                                                              Our goal is to create a portfolio that
                                                                                           has a


====================================================================================================================================

PORTFOLIO COMPOSITION                   TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                         1. Tyco International Ltd. (Bermuda)  4.0%    1. Pharmaceuticals                       7.6%
            [PIE CHART]
                                         2. JPMorgan Chase & Co.               3.5     2. Other Diversified Financial Services  6.5
Health Care                     18.0%
                                         3. Fannie Mae                         3.4     3. Industrial Conglomerates              6.3
Information Technology           9.0%
                                         4. Sanofi-Aventis S.A. (France)       3.4     4. Advertising                           5.1
Energy                           6.8%
                                         5. Computer Associates                        5. Health Care Distributors              4.9
Materials                        2.3%       International, Inc.                3.3
                                                                                       6. Oil & Gas Equipment & Services        4.7
Money Market Funds Plus Other            6. First Data Corp.                   3.2
Assets Less Liabilities          1.8%                                                  7. Data Processing & Outsourced
                                         7. Cardinal Health, Inc.              3.1        Services                              4.7
Financials                      21.5%
                                         8. Omnicom Group Inc.                 3.1     8. Investment Banking & Brokerage        4.3
Consumer Staples                 4.7%
                                         9. Waste Management, Inc.             3.1     9. Thrifts & Mortgage Finance            3.4
Industrials                     19.4%
                                        10. Citigroup Inc.                     3.0    10. Systems Software                      3.3
Consumer Discretionary          16.5%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

lower risk profile versus the market, yet    best indicator of achieving the fund's                         R. CANON COLEMAN II
also has the potential to outperform the     objective.                                                     Mr. Coleman, Chartered
market in the long run.                                                                        [COLEMAN     Financial Analyst,
                                             IN CLOSING                                         PHOTO]      joined AMVESCAP in 1999
   Since our application of this strategy                                                                   in its corporate
is highly disciplined and unique, we         We believe the absence of a long-term                          associate rotation
believe it is important to understand the    investment horizon is clearly a major         program, working with fund managers
benefits and limitations of our process.     obstacle many face in building                throughout AMVESCAP before joining AIM in
First, our investment strategy is            significant wealth. Market-relative           2000. He previously worked as a CPA. Mr.
intended to preserve your capital while      results during this period were weak, but     Coleman earned a B.S. and an M.S. in
growing it over the long term. Second, we    normal market volatility predominates in      accounting from the University of
have little portfolio overlap with           the short run and limits our ability to       Florida. He also has an M.B.A. from The
popular benchmarks and most of our peers.    measure success. As managers and              Wharton School at the University of
We do not believe that such benchmarks       shareholders, we believe a long-term          Pennsylvania.
are optimally constructed--indeed, they      investment horizon and attractive value
can be quite risky as witnessed in the       content are critical to creating wealth.                       MATTHEW W. SEINSHEIMER
recent bear market. While this does          Thank you for your investment and for                          Mr. Seinsheimer,
create a diversification benefit, it also    sharing our longer-term view.                    [SEINSHEIMER  Chartered Financial
suggests there will be more variability                                                          PHOTO]     Analyst, began his
in short-term results versus the market      THE VIEWS AND OPINIONS EXPRESSED IN                            investment career in
averages for the simple reason that your     MANAGEMENT'S DISCUSSION OF FUND                                1992 as a fixed-income
fund does not own the exact same stocks      PERFORMANCE ARE THOSE OF A I M ADVISORS,       trader. He later served as a portfolio
as its benchmarks.                           INC. THESE VIEWS AND OPINIONS ARE SUBJECT      manager on both fixed income and equity
                                             TO CHANGE AT ANY TIME BASED ON FACTORS         portfolios. Mr. Seinsheimer joined AIM
   Lastly, it is our opinion that the        SUCH AS MARKET AND ECONOMIC CONDITIONS.        a senior analyst in 1998 and assumed his
single most important measure of AIM         THESE VIEWS AND OPINIONS MAY NOT BE            as current responsibilities in 2000. He
Large Cap Basic Value Fund is not our        RELIED UPON AS INVESTMENT ADVICE OR            received a B.B.A. from Southern
historical investment results or popular     RECOMMENDATIONS, OR AS AN OFFER FOR A          Methodist University and an M.B.A. from
statistical measures, but rather the         PARTICULAR SECURITY. THE INFORMATION IS        The University of Texas at Austin.
portfolio's intrinsic value. Since we can    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
estimate the intrinsic value of each         OF ANY MARKET, COUNTRY, INDUSTRY,                              MICHAEL J. SIMON
holding in the portfolio, we can also        SECURITY OR THE FUND. STATEMENTS OF FACT                       Mr. Simon, Chartered
estimate the intrinsic value of the          ARE FROM SOURCES CONSIDERED RELIABLE, BUT           [SIMON     Financial Analyst,
entire fund. At the end of the fiscal        A I M ADVISORS, INC. MAKES NO                       PHOTO]     joined AIM in 2001.
year, we believed this value remained        REPRESENTATION OR WARRANTY AS TO THEIR                         Prior to joining AIM,
well above market value. While there is      COMPLETENESS OR ACCURACY. ALTHOUGH                             Mr. Simon worked as a
no assurance that market value will ever     HISTORICAL PERFORMANCE IS NO GUARANTEE OF      vice president, equity analyst and
reflect our estimate of portfolio            FUTURE RESULTS, THESE INSIGHTS MAY HELP        portfolio manager. Mr. Simon, who began
intrinsic value, as managers we believe      YOU UNDERSTAND OUR INVESTMENT MANAGEMENT       his investment career in 1989, received
this provides the                            PHILOSOPHY.                                    a B.B.A. in finance from Texas Christian
                                                                                            University and an M.B.A. from the
                                                    See important fund and index            University of Chicago. Mr. Simon has
                                                   disclosures inside front cover.          served as Occasional Faculty in the
                                                                                            Finance and Decision Sciences Department
                                                                                            of Texas Christian University's M.J.
                                                                                            Neeley School of Business.

                                                                                                            BRET W. STANLEY
                                                                                                            Mr. Stanley, Chartered
                                                                                                [STANLEY    Financial Analyst, is
                                                                                                PHOTO]      lead portfolio manager
                                                                                                            of AIM Large Cap Basic
                                                                                                            Value Fund and the head
                                                                                            of AIM's Value Investment Management
                                                                                            Unit. Prior to joining AIM in 1998, Mr.
                                                                                            Stanley served as a vice president and
                                                                                            portfolio manager and managed growth and
                                                                                            income, equity income and value
                                                                                            portfolios. He began his investment
                                                                                            career in 1988. Mr. Stanley received a
                                                                                            B.B.A. in finance from The University of
                                                                                            Texas at Austin and an M.S. in finance
                                                                                            from the University of Houston.

                                                                                            Assisted by the Basic Value Team

========================================================================================

FUND VS. INDEXES                                TOTAL NET ASSETS          $356.2 MILLION

TOTAL RETURNS, 10/31/03-10/31/04,               TOTAL NUMBER OF HOLDINGS*             45
EXCLUDING APPLICABLE SALES CHARGES.
IF SALES CHARGES WERE INCLUDED,
RETURNS WOULD BE LOWER.

Class A Shares                       8.52%

Class B Shares                       7.80

Class C Shares                       7.80

Class R Shares                       8.36

Investor Class                       8.60

S&P 500 Index (Broad Market Index)   9.41

Russell 1000 Value Index
(Style-specific Index)              15.45

Lipper Large-Cap Value Fund Index
(Peer Group Index)                  11.58

SOURCE: LIPPER, INC.

========================================================================================         [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over     To do so, compare this 5% hypothetical
                                             the period. Simply divide your account       example with the 5% hypothetical
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600      examples that appear in the shareholder
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      reports of the other funds.
costs, which may include sales charges       then multiply the result by the number
(loads) on purchase payments; contingent     in the table under the heading entitled         Please note that the expenses shown
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      in the table are meant to highlight your
and redemption fees, if any; and (2)         estimate the expenses you paid on your       ongoing costs only and do not reflect
ongoing costs, including management          account during this period.                  any transactional costs, such as sales
fees; distribution and/or service fees                                                    charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON          contingent deferred sales charges on
example is intended to help you              PURPOSES                                     redemptions, and redemption fees, if
understand your ongoing costs (in                                                         any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account       ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based       you determine the relative total costs
example is based on an investment of         on the Fund's actual expense ratio and       of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's     included, your costs would have been
May 1, 2004 - October 31, 2004.              actual return. The hypothetical account      higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the Fund and other funds.
this table, together with the amount you
invested, to

===================================================================================================================================

                                                          ACTUAL                                      HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING ACCOUNT        ENDING ACCOUNT             EXPENSES             ENDING ACCOUNT             EXPENSES
                      VALUE                   VALUE                PAID DURING               VALUE                 PAID DURING
                    (05/01/04)            (10/31/04)(1)             PERIOD(2)              (10/31/04)               PERIOD(2)
Class A             $1,000.00               $979.40                  $6.57                 $1,018.50                  $6.70
Class B              1,000.00                975.70                   9.78                  1,015.23                   9.98
Class C              1,000.00                976.40                   9.79                  1,015.23                   9.98
Class R              1,000.00                978.50                   7.31                  1,017.75                   7.46
Investor Class       1,000.00                979.40                   6.07                  1,019.00                   6.19

(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was -2.06%, -2.43%, -2.36%, -2.15% and -2.06% for Class A, B, C, R and Investor Class shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.32%, 1.97%, 1.97%, 1.47% and 1.22% for Class A, B, C, R and
Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee             RESULTS OF A $10,000 INVESTMENT
comparable future results.                    6/30/99-10/31/04

    Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                            AIM Large Cap      Lipper Large-Cap       Russell 1000
management fees. Index results include                    Basic Value Fund        Value Fund              Value          S&P 500
reinvested dividends, but they do not         Date         Class A Shares           Index                 Index           Index
reflect sales charges. Performance of an
index of funds reflects fund expenses         6/30/1999       $ 9450               $10000                $10000          $10000
and management fees; performance of a         7/99              9100                 9716                  9707            9689
market index does not. Performance shown      10/99             8883                 9629                  9540            9970
in the chart does not reflect deduction       1/00              9424                 9539                  9200           10230
of taxes a shareholder would pay on fund      4/00             10292                 9863                  9445           10687
distributions or sale of fund shares.         7/00             10457                 9718                  9222           10558
Performance of the indexes does not           10/00            11744                10199                 10066           10576
reflect the effects of taxes.                 1/01             12138                10239                 10217           10138
                                              4/01             12178                 9897                 10052            9301
   In evaluating this chart, please note      7/01             12492                 9717                 10028            9046
that the chart uses a logarithmic scale       10/01            10728                 8594                  8872            7944
along the vertical axis (the value            1/02             11717                 9112                  9535            8502
scale). This means that each scale            4/02             11786                 9059                  9659            8128
increment always represents the same          7/02              9699                 7709                  8299            6909
percent change in price; in a linear          10/02             9013                 7368                  7983            6745
chart each scale increment always             1/03              8905                 7279                  7921            6546
represents the same absolute change in        4/03              9385                 7692                  8402            7046
price. In this example, the scale             7/03             10552                 8373                  9191            7644
increment between $5,000 and $10,000 is       10/03            11159                 8884                  9809            8147
the same as that between $10,000 and          1/04             12364                 9689                 10741            8808
$20,000. In a linear chart, the latter        4/04             12363                 9595                 10609            8658
scale increment would be twice as large.      7/04             11941                 9640                 10816            8651
The benefit of using a logarithmic scale      10/04           $12111               $ 9929                $11325          $ 8913
is that it better illustrates                                                                              Source: Lipper, Inc.
performance during the fund's early
years before reinvested distributions         In addition to returns as of the close       restated Class A share performance (for
and compounding create the potential for      of the fiscal year, industry regulations     periods prior to the inception date of
the original investment to grow to very       require us to provide average annual         Class R shares) at net asset value,
large numbers. Had the chart used a           total returns as of 9/30/04, the most        adjusted to reflect the higher Rule
linear scale along its vertical axis,         recent calendar quarter-end.                 12b-1 fees applicable to Class R shares.
you would not be able to see as clearly                                                    Class A shares' inception date is
the movements in the value of the fund        AVERAGE ANNUAL TOTAL RETURNS                 6/30/99.
and the indexes during the fund's early       As of 9/30/04, most recent calendar
years. We use a logarithmic scale in          quarter-end, including applicable sales         The performance data quoted represent
financial reports of funds that have          charges                                      past performance and cannot guarantee
more than five years of performance                                                        comparable future results; current
history.                                      CLASS A SHARES                               performance may be lower or higher.
                                              Inception (6/30/99)          3.51%           Please visit AIMinvestments.com for the
AVERAGE ANNUAL TOTAL RETURNS                  5 Years                      6.01            most recent month-end performance.
As of 10/31/04, including applicable          1 Year                       5.25            Performance figures reflect reinvested
sales charges                                                                              distributions, changes in net asset
                                              CLASS B SHARES                               value and the effect of the maximum
CLASS A SHARES                                Inception (8/1/00)           1.92%           sales charge unless otherwise stated.
Inception (6/30/99)           3.65%           1 Year                       5.69            Investment return and principal value
5 Years                       5.19                                                         will fluctuate so that you may have a
1 Year                        2.57            CLASS C SHARES                               gain or loss when you sell shares.
                                              Inception (8/1/00)           2.35%
CLASS B SHARES                                1 Year                       9.60               Class A share performance reflects
Inception (8/1/00)            2.11%                                                        the maximum 5.50% sales charge, and
1 Year                        2.80            CLASS R SHARES                               Class B and Class C share performance
                                              Inception                    4.47%           reflects the applicable contingent
CLASS C SHARES                                5 Years                      7.06            deferred sales charge (CDSC) for the
Inception (8/1/00)            2.55%           1 Year                      11.22            period involved. The CDSC on Class B
1 Year                        6.80                                                         shares declines from 5% beginning at the
                                              INVESTOR CLASS SHARES                        time of purchase to 0% at the beginning
CLASS R SHARES                                Inception                    4.66%           of the seventh year. The CDSC on Class C
Inception                     4.59%           5 Years                      7.25            shares is 1% for the first year after
5 Years                       6.22            1 Year                      11.57            purchase. Class R shares do not have a
1 Year                        8.36                                                         front-end sales charge; returns shown
                                              Investor Class shares' inception date is     are at net asset value and do not
INVESTOR CLASS SHARES                         9/30/03. Returns since that date are         reflect a 0.75% CDSC that may be imposed
Inception                     4.77%           historical returns. All other returns        on a total redemption of retirement plan
5 Years                       6.41            are blended returns of historical            assets within the first year. Investor
1 Year                        8.60            Investor Class share performance and         Class shares do not have a front-end
                                              restated Class A share performance (for      sales charge or a CDSC; therefore,
                                              periods prior to the inception date of       performance is at net asset value.
                                              Investor Class shares) at net asset
                                              value and reflect the higher Rule 12b-1         The performance of the fund's share
                                              fees applicable to Class A shares. Class     classes will differ due to different
                                              A shares' inception date is 6/30/99.         sales charge structures and class
                                              Class R shares' inception date is            expenses.
                                              6/3/02. Returns since that date are
                                              historical returns. All other returns
                                              are blended returns of historical Class
                                              R share performance and

===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM LARGE CAP BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             AVERAGE ANNUAL TOTAL RETURNS                  charge; therefore, performance is at net
The following information has been           For periods ended 10/31/04                    asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                           4.79%     Class shares will differ from performance
shareholders with a performance overview       5 Years                           6.43      of other share classes due to differing
specific to their holdings. Institutional      1 Year                            8.69      sales charges and class expenses.
Class shares are offered exclusively to
institutional investors, including           =========================================        Please note that past performance is
defined contribution plans that meet         AVERAGE ANNUAL TOTAL RETURNS                  not indicative of future results. More
certain criteria.                            For periods ended 9/30/04                     recent returns may be more or less than
                                             Inception                           4.67%     those shown. All returns assume
                                               5 Years                           7.27      reinvestment of distributions at net
                                               1 Year                           11.66      asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             =========================================     shares, when redeemed, may be worth more
                                                                                           or less than their original cost. See
                                             Institutional Class shares' inception         full report for information on
                                             date is 4/30/04. Returns since that date      comparative benchmarks. Please consult
                                             are historical returns. All other returns     your fund prospectus for more
                                             are blended returns of historical             information. For the most current
                                             Institutional Class share performance and     month-end performance, please call
                                             restated Class A share performance (for       800-451-4246 or visit AIMinvestments.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 6/30/99.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         LCBV-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      use this information to compare the
                                             by $1,000 (for example, an $8,600 account     ongoing costs of investing in the fund
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          and other funds. To do so, compare this
ongoing costs, including management fees;    multiply the result by the number in the      5% hypothetical example with the 5%
and other fund expenses. This example is     table under the heading entitled "Actual      hypothetical examples that appear in the
intended to help you understand your         Expenses Paid During Period" to estimate      shareholder reports of the other funds.
ongoing costs (in dollars) of investing      the expenses you paid on your account
in the fund and to compare these costs       during this period.                              Please note that the expenses shown in
with ongoing costs of investing in other                                                   the table are meant to highlight your
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
investment of $1,000 invested at the         COMPARISON PURPOSES                           hypothetical information is useful in
beginning of the period and held for the                                                   comparing ongoing costs only, and will
entire period, May 1, 2004, to October       The table below also provides information     not help you determine the relative total
31, 2004.                                    about hypothetical account values and         costs of owning different funds.
                                             hypothetical expenses based on the fund's
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the period. You may
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $981.00              $3.98            $1,021.11              $4.06

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -1.90% for the Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio, 0.80% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         LCBV-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.23%

ADVERTISING-5.13%

Interpublic Group of Cos., Inc. (The)(a)         580,200   $  7,113,252
-----------------------------------------------------------------------
Omnicom Group Inc.                               141,600     11,172,240
=======================================================================
                                                             18,285,492
=======================================================================

AEROSPACE & DEFENSE-1.80%

Honeywell International Inc.                     190,300      6,409,304
=======================================================================

ALUMINUM-1.62%

Alcoa Inc.                                       177,500      5,768,750
=======================================================================

APPAREL RETAIL-1.71%

Gap, Inc. (The)                                  304,700      6,087,906
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.47%

Bank of New York Co., Inc. (The)                 270,600      8,783,676
=======================================================================

BUILDING PRODUCTS-2.33%

Masco Corp.                                      242,200      8,297,772
=======================================================================

COMMUNICATIONS EQUIPMENT-1.06%

Motorola, Inc.                                   219,200      3,783,392
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.85%

Deere & Co.                                       50,800      3,036,824
=======================================================================

CONSUMER ELECTRONICS-3.19%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             197,970      4,715,645
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           190,700      6,645,895
=======================================================================
                                                             11,361,540
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.69%

Ceridian Corp.(a)                                300,700      5,187,075
-----------------------------------------------------------------------
First Data Corp.                                 278,700     11,504,736
=======================================================================
                                                             16,691,811
=======================================================================

DEPARTMENT STORES-1.25%

May Department Stores Co. (The)                  170,800      4,451,048
=======================================================================

DIVERSIFIED CHEMICALS-0.71%

Dow Chemical Co. (The)                            56,600      2,543,604
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.60%

Cendant Corp.                                    449,600      9,257,264
=======================================================================

ENVIRONMENTAL SERVICES-3.11%

Waste Management, Inc.                           388,550     11,065,904
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-3.04%

Kroger Co. (The)(a)                              416,600   $  6,294,826
-----------------------------------------------------------------------
Safeway Inc.(a)                                  248,800      4,538,112
=======================================================================
                                                             10,832,938
=======================================================================

GENERAL MERCHANDISE STORES-2.57%

Target Corp.                                     183,100      9,158,662
=======================================================================

HEALTH CARE DISTRIBUTORS-4.92%

Cardinal Health, Inc.                            239,600     11,201,300
-----------------------------------------------------------------------
McKesson Corp.                                   237,100      6,321,086
=======================================================================
                                                             17,522,386
=======================================================================

HEALTH CARE EQUIPMENT-1.47%

Baxter International Inc.                        170,800      5,253,808
=======================================================================

HEALTH CARE FACILITIES-1.80%

HCA, Inc.                                        174,400      6,405,712
=======================================================================

INDUSTRIAL CONGLOMERATES-6.25%

General Electric Co.                             232,500      7,932,900
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                459,800     14,322,770
=======================================================================
                                                             22,255,670
=======================================================================

INDUSTRIAL MACHINERY-2.47%

Illinois Tool Works Inc.                          95,515      8,814,124
=======================================================================

INSURANCE BROKERS-1.18%

Aon Corp.                                        206,600      4,216,706
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.26%

Merrill Lynch & Co., Inc.                        127,800      6,893,532
-----------------------------------------------------------------------
Morgan Stanley                                   162,000      8,276,580
=======================================================================
                                                             15,170,112
=======================================================================

MANAGED HEALTH CARE-2.21%

Anthem, Inc.(a)(b)                                98,000      7,879,200
=======================================================================

MOVIES & ENTERTAINMENT-2.60%

Walt Disney Co. (The)                            367,100      9,258,262
=======================================================================

MULTI-LINE INSURANCE-1.41%

Hartford Financial Services Group, Inc. (The)     85,600      5,005,888
=======================================================================

OIL & GAS DRILLING-2.09%

Transocean Inc. (Cayman Islands)(a)              211,377      7,451,039
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.74%

Halliburton Co.                                  265,100      9,819,304
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  112,100      7,055,574
=======================================================================
                                                             16,874,878
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.51%

Citigroup Inc.                                   241,619   $ 10,720,635
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             323,356     12,481,542
=======================================================================
                                                             23,202,177
=======================================================================

PACKAGED FOODS & MEATS-1.65%

Kraft Foods Inc.-Class A                         176,300      5,872,553
=======================================================================

PHARMACEUTICALS-7.62%

Pfizer Inc.                                      276,900      8,016,255
-----------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(b)(c)               164,452     12,065,161
-----------------------------------------------------------------------
Wyeth                                            178,300      7,069,595
=======================================================================
                                                             27,151,011
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.22%

ACE Ltd. (Cayman Islands)                        207,800      7,908,868
=======================================================================

SYSTEMS SOFTWARE-3.27%

Computer Associates International, Inc.          419,900     11,635,429
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.43%

Fannie Mae                                       174,300     12,227,145
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $308,322,173)                         349,920,855
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-2.13%

Liquid Assets Portfolio-Institutional
  Class(d)                                     3,790,466   $  3,790,466
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    3,790,466      3,790,466
=======================================================================
    Total Money Market Funds (Cost
      $7,580,932)                                             7,580,932
=======================================================================
TOTAL INVESTMENTS-100.36% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $315,903,105)               357,501,787
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-2.02%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  7,196,450      7,196,450
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $7,196,450)                                       7,196,450
=======================================================================
TOTAL INVESTMENTS-102.38% (Cost $323,099,555)               364,698,237
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.38%)                        (8,492,777)
=======================================================================
NET ASSETS-100.00%                                         $356,205,460
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 3.31% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $308,322,173)*                               $349,920,855
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $14,777,382)                             14,777,382
===========================================================
     Total investments (cost $323,099,555)      364,698,237
___________________________________________________________
===========================================================
Receivables for:
  Fund shares sold                                  581,284
-----------------------------------------------------------
  Dividends                                         503,581
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               55,403
-----------------------------------------------------------
Other assets                                         58,511
===========================================================
     Total assets                               365,897,016
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           1,403,301
-----------------------------------------------------------
  Fund shares reacquired                            758,866
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,796
-----------------------------------------------------------
  Collateral upon return of securities loaned     7,196,450
-----------------------------------------------------------
Accrued distribution fees                           164,794
-----------------------------------------------------------
Accrued trustees' fees                                1,433
-----------------------------------------------------------
Accrued transfer agent fees                          58,660
-----------------------------------------------------------
Accrued operating expenses                           39,256
===========================================================
     Total liabilities                            9,691,556
===========================================================
Net assets applicable to shares outstanding    $356,205,460
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $335,213,046
-----------------------------------------------------------
Undistributed net investment income (loss)          (57,053)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (20,549,215)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,598,682
===========================================================
                                               $356,205,460
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $150,190,493
___________________________________________________________
===========================================================
Class B                                        $ 84,895,719
___________________________________________________________
===========================================================
Class C                                        $ 30,835,140
___________________________________________________________
===========================================================
Class R                                        $    990,992
___________________________________________________________
===========================================================
Investor Class                                 $ 70,548,023
___________________________________________________________
===========================================================
Institutional Class                            $ 18,745,093
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          12,155,745
___________________________________________________________
===========================================================
Class B                                           7,064,497
___________________________________________________________
===========================================================
Class C                                           2,566,055
___________________________________________________________
===========================================================
Class R                                              80,535
___________________________________________________________
===========================================================
Investor Class                                    5,704,142
___________________________________________________________
===========================================================
Institutional Class                               1,513,815
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.36
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.36 divided by
       94.50%)                                 $      13.08
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.02
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.02
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      12.31
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      12.37
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      12.38
___________________________________________________________
===========================================================

* At October 31, 2004, securities with an aggregate market value of $6,877,673 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $71,703)         $ 4,901,739
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $17,393)*                            154,542
=========================================================================
     Total investment income                                    5,056,281
=========================================================================


EXPENSES:

Advisory fees                                                   2,109,274
-------------------------------------------------------------------------
Administrative services fees                                      125,883
-------------------------------------------------------------------------
Custodian fees                                                     43,391
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         525,588
-------------------------------------------------------------------------
  Class B                                                         893,755
-------------------------------------------------------------------------
  Class C                                                         314,386
-------------------------------------------------------------------------
  Class R                                                           3,976
-------------------------------------------------------------------------
  Investor Class                                                  188,897
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor              868,093
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          3,536
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             18,698
-------------------------------------------------------------------------
Other                                                             327,822
=========================================================================
     Total expenses                                             5,423,299
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (48,743)
=========================================================================
     Net expenses                                               5,374,556
=========================================================================
Net investment income (loss)                                     (318,275)
=========================================================================


REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        12,491,108
-------------------------------------------------------------------------
  Foreign currencies                                                9,419
=========================================================================
                                                               12,500,527
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   13,417,119
=========================================================================
Net gain from investment securities and foreign currencies     25,917,646
=========================================================================
Net increase in net assets resulting from operations          $25,599,371
_________________________________________________________________________
=========================================================================


* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (318,275)   $   (639,955)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          12,500,527      (9,793,824)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  13,417,119      51,420,584
==========================================================================================
    Net increase in net assets resulting from operations        25,599,371      40,986,805
==========================================================================================
Share transactions-net:
  Class A                                                       18,535,871       5,382,960
------------------------------------------------------------------------------------------
  Class B                                                       (1,304,921)      2,113,303
------------------------------------------------------------------------------------------
  Class C                                                        2,160,392         (14,173)
------------------------------------------------------------------------------------------
  Class R                                                          365,393         537,385
------------------------------------------------------------------------------------------
  Investor Class                                                62,887,146         177,572
------------------------------------------------------------------------------------------
  Institutional Class                                           18,632,135              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              101,276,016       8,197,047
==========================================================================================
    Net increase in net assets                                 126,875,387      49,183,852
==========================================================================================

NET ASSETS:

  Beginning of year                                            229,330,073     180,146,221
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(57,053) and $(25,218), respectively)          $356,205,460    $229,330,073
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,312.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $41,164 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $125,883 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $868,093 for Class A, Class B, Class C, Class R and Investor Class shares and $3,536 for Institutional Class. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. Institutional Class shares commenced sales on April 30, 2004. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $525,588, $893,755, $314,386, $3,976, $188,897, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $78,339 in front-end sales commissions from the sale of Class A shares and $1,584, $11,543, $4,072 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/03         AT COST         FROM SALES      (DEPRECIATION)      10/31/04       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,921,637     $ 39,445,160     $ (37,576,331)        $   --        $ 3,790,466     $ 69,486       $   --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,921,637       39,445,160       (37,576,331)            --          3,790,466       67,663           --
==============================================================================================================================
  Subtotal        $3,843,274     $ 78,890,320     $ (75,152,662)        $   --        $ 7,580,932     $137,149       $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/03         AT COST         FROM SALES      (DEPRECIATION)      10/31/04       INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,248,000     $ 74,751,501     $ (77,999,501)        $   --        $        --     $ 13,457       $   --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       26,802,341       (19,605,891)            --          7,196,450        3,936           --
==============================================================================================================================
  Subtotal        $3,248,000     $101,553,842     $ (97,605,392)        $   --        $ 7,196,450     $ 17,393       $   --
==============================================================================================================================
  Total           $7,091,274     $180,444,162     $(172,758,054)        $   --        $14,777,382     $154,542       $   --
______________________________________________________________________________________________________________________________
==============================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $2,159,448 and $4,625,830, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $5,264 and credits in custodian fees of $3 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $5,267.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,344 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $6,877,673 were on loan to brokers. The loans were secured by cash collateral of $7,196,450, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $17,393 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and October 31, 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,701,181
--------------------------------------------------------------------------
Temporary book/tax differences                                     (57,053)
--------------------------------------------------------------------------
Capital loss carryforward                                      (18,651,714)
--------------------------------------------------------------------------
Shares of beneficial interest                                  335,213,046
==========================================================================
Total net assets                                              $356,205,460
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $18,651,714 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $12,094,867 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2010                                                 $ 9,120,472
-----------------------------------------------------------------------------
October 31, 2011                                                   9,531,242
=============================================================================
Total capital loss carryforward                                  $18,651,714
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Value Equity Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $108,851,727 and $96,576,124, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 55,037,043
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (15,335,862)
==============================================================================
Net unrealized appreciation of investment securities             $ 39,701,181
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $324,997,056.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2004, undistributed net investment income (loss) was increased by $318,190, undistributed net realized gain (loss) was decreased by $9,419 and shares of beneficial interest decreased by $308,771. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Value Equity Fund into the Fund, undistributed net investment income (loss) was decreased by $31,750, undistributed net realized gain (loss) was decreased by $6,270,695, and shares of beneficial interest increased by $6,302,445. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(A)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,797,896    $ 59,721,792     5,695,229    $ 56,588,456
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,918,978      23,316,127     2,611,379      25,467,901
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        753,705       9,128,932       936,198       9,069,047
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         54,757         677,970        59,714         632,113
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            1,838,069      22,849,380        30,507         346,714
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                       1,526,455      18,788,116            --              --
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                         23,582         268,604            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         31,404         350,200            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        100,704       1,122,781            --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            7,662,600      87,273,020            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        467,293       5,834,860       315,247       3,158,288
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (478,951)     (5,834,860)     (321,047)     (3,158,288)
======================================================================================================================
Reacquired:
  Class A                                                     (3,841,386)    (47,289,385)   (5,558,986)    (54,363,784)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,581,802)    (19,136,388)   (2,170,734)    (20,196,310)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (671,051)     (8,091,321)     (955,066)     (9,083,220)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (25,935)       (312,577)       (8,863)        (94,728)
----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (3,812,184)    (47,235,254)      (14,850)       (169,142)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                         (12,640)       (155,981)           --              --
======================================================================================================================
                                                               8,751,494    $101,276,016       618,728    $  8,197,047
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially. 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Value Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Value Equity Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the close of business on October 31, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605 including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003            2002       2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.39         $   9.20         $ 10.94    $ 12.05    $ 9.40
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)         (0.00)(a)        0.01(a)    0.02(a)   0.07(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.96             2.19           (1.75)     (1.07)     2.88
============================================================================================================================
    Total from investment operations                              0.97             2.19           (1.74)     (1.05)     2.95
============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --              --      (0.04)    (0.18)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --              --      (0.02)    (0.12)
============================================================================================================================
    Total distributions                                             --               --              --      (0.06)    (0.30)
============================================================================================================================
Net asset value, end of period                                $  12.36         $  11.39         $  9.20    $ 10.94    $12.05
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                   8.52%           23.80%         (15.90)%    (8.74)%   32.21%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $150,190         $121,980         $94,387    $68,676    $5,888
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.33%(c)         1.42%           1.38%      1.27%     1.25%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.35%(c)         1.42%           1.38%      1.36%     8.21%
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.11%(c)        (0.01)%          0.11%      0.17%     0.62%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             32%              41%             37%        18%       57%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $150,168,025.

                                                                                      CLASS B
                                                  -------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                  --------------------------------------------------------          OCTOBER 31,
                                                   2004             2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.15          $  9.07         $ 10.86         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.07)(a)        (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.94             2.15           (1.73)          (1.05)              1.17
=================================================================================================================================
    Total from investment operations                 0.87             2.08           (1.79)          (1.11)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --               --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --               --              --           (0.02)                --
=================================================================================================================================
    Total distributions                                --               --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of period                    $ 12.02          $ 11.15         $  9.07         $ 10.86             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.80%           22.93%         (16.48)%         (9.25)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $84,896          $80,018         $63,977         $58,681             $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements     1.98%(c)         2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                   2.00%(c)         2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                        (0.54)%(c)       (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             32%              41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $89,375,514.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                  --------------------------------------------------------          OCTOBER 31,
                                                   2004             2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 11.15          $  9.07         $ 10.85         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.07)(a)        (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.94             2.15           (1.72)          (1.06)              1.17
=================================================================================================================================
    Total from investment operations                 0.87             2.08           (1.78)          (1.12)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --               --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --               --              --           (0.02)                --
=================================================================================================================================
    Total distributions                                --               --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of period                    $ 12.02          $ 11.15         $  9.07         $ 10.85             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      7.80%           22.93%         (16.41)%         (9.33)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $30,835          $26,566         $21,775         $20,680             $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements     1.98%(c)         2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                   2.00%(c)         2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                        (0.54)%(c)       (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             32%              41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,438,601.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS R
                                                              ------------------------------------------------
                                                                                                 JUNE 3, 2002
                                                                      YEAR ENDED                  (DATE SALES
                                                                     OCTOBER 31,                 COMMENCED) TO
                                                              --------------------------          OCTOBER 31,
                                                               2004                2003              2002
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.36              $9.20             $ 11.60
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)(a)          (0.02)(a)           (0.00)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.96               2.18               (2.40)
==============================================================================================================
    Total from investment operations                            0.95               2.16               (2.40)
==============================================================================================================
Net asset value, end of period                                $12.31              $11.36            $  9.20
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                 8.36%             23.48%             (20.69)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  991              $ 588             $     8
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                        1.48%(c)(d)        1.57%               1.54%(e)
==============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.04)%(c)         (0.16)%             (0.05)%(e)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(f)                                        32%                41%                 37%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $795,090.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.50% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                           INVESTOR CLASS
                                                              -----------------------------------------
                                                                                     SEPTEMBER 30, 2003
                                                                                        (DATE SALES
                                                              YEAR ENDED               COMMENCED) TO
                                                              OCTOBER 31,               OCTOBER 31,
                                                                 2004                       2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.39                    $10.98
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.03(a)                  (0.00)(a)
-------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.95                      0.41
=======================================================================================================
    Total from investment operations                               0.98                      0.41
=======================================================================================================
Net asset value, end of period                                  $ 12.37                    $11.39
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                    8.60%                     3.73%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $70,548                    $  178
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:                           1.24%(c)(d)               1.25%(e)
=======================================================================================================
Ratio of net investment income to average net assets               0.20%(c)                  0.16%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                           32%                       41%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $75,558,943.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.25% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 12.62
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           0.04(a)
-----------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)               (0.28)
===================================================================================
    Total from investment operations                                    (0.24)
===================================================================================
Net asset value, end of period                                        $ 12.38
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         (1.90)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $18,745
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:                                 0.80%(c)(d)
===================================================================================
Ratio of net investment income to average net assets                     0.64%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                                 32%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,327,922.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended October 31, 2004.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney

General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                      LARGE CAP BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management Group Inc.
  Senior Vice President and Chief                      (financial services holding company); Senior Vice President
  Compliance Officer                                   and Chief Compliance Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance Officer, A I M Capital
                                                       Management, Inc. and A I M Distributors, Inc.; and Vice
                                                       President, AIM Investment Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and Compliance Director,
                                                       Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM Investment Services, Inc.;
                                                       Director, Vice President and General Counsel, Fund
                                                       Management Company and Senior Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President, A I M Management Group, Inc.;
  Vice President                                       Senior Vice President, A I M Advisors, Inc., and President,
                                                       Director of Investments, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
                                                       Formerly: Director of A I M Advisors, Inc. and A I M
                                                       Management Group Inc., A I M Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      N/A
  Senior Vice President and Chief
  Compliance Officer
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, TX
                                                 77046-1173            77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                   AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                       AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)   AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund               Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                         SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                          AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)              AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                        AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                    AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                        AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                      AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             ===============================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Trimark Endeavor Fund                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Small Companies Fund             FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ===============================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com              LCBV-AR-1              A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                       AIM LARGE CAP GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM LARGE CAP GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The fund may invest a portion of its        OTHER INFORMATION
                                             assets in synthetic instruments, such as
o Effective 9/30/03, Class B shares are      warrants, futures, options, exchange          o The Conference Board is a
not available as an investment for           traded funds and American Depositary          not-for-profit organization that
retirement plans maintained pursuant to      Receipts, the value of which may not          conducts research and publishes
Section 401 of the Internal Revenue          correlate perfectly with the overall          information and analysis to help
Code, including 401(k) plans, money          securities market. Risks associated with      businesses strengthen their performance.
purchase pension plans and profit            synthetic instruments may include
sharing plans. Plans that have existing      counter party risk and sensitivity to         o The returns shown in the Management's
accounts invested in Class B shares will     interest rate changes and market price        Discussion of Fund Performance are based
continue to be allowed to make               fluctuations. See the prospectus for          on net asset values calculated for
additional purchases.                        more details.                                 shareholder transactions. Generally
                                                                                           accepted accounting principles require
o Investor Class shares are closed to        ABOUT INDEXES USED IN THIS REPORT             adjustments to be made to the net assets
most investors. For more information on                                                    of the fund at period end for financial
who may continue to invest in the            o The unmanaged Standard & Poor's             reporting purposes, and as such, the net
Investor Class shares, please see the        Composite Index of 500 Stocks (the S&P        asset values for shareholder
prospectus.                                  500--Registered Trademark-- Index) is         transactions and the returns based on
                                             an index of common stocks frequently          those net asset values may differ from
o Class R shares are available only to       used as a general measure of U.S. stock       the net asset values and returns
certain retirement plans. Please see the     market performance.                           reported in the Financial Highlights.
prospectus for more information.
                                             o The unmanaged MSCI World Index is a         o Industry classifications used in this
PRINCIPAL RISKS OF INVESTING IN THE FUND     group of global securities tracked by         report are generally according to the
                                             Morgan Stanley Capital International.         Global Industry Classification Standard,
o International investing presents                                                         which was developed by and is the
certain risks not associated with            o The unmanaged Russell 1000                  exclusive property and a service mark of
investing solely in the United States.       --Registered Trademark-- Growth Index is      Morgan Stanley Capital International
These include risks relating to              a subset of the unmanaged Russell 1000        Inc. and Standard & Poor's.
fluctuations in the value of the U.S.        --Registered Trademark-- Index, which
dollar relative to the values of other       represents the performance of the stocks      The fund files its complete schedule of
currencies, the custody arrangements         of large-capitalization companies; the        portfolio holdings with the Securities
made for the fund's foreign holdings,        Growth subset measures the performance        and Exchange Commission ("SEC") for the
differences in accounting, political         of Russell 1000 companies with higher         1st and 3rd quarters of each fiscal year
risks and the lesser degree of public        price/book ratios and higher forecasted       on Form N-Q. The fund's Form N-Q filings
information required to be provided by       growth values.                                are available on the SEC's Web site at
non-U.S. companies. The fund may invest                                                    http://www.sec.gov. Copies of the fund's
up to 25% of its assets in the               o The unmanaged Lipper Large-Cap Growth       Forms N-Q may be reviewed and copied at
securities of non-U.S. issuers.              Fund Index represents an average of the       the SEC's Public Reference Room at 450
                                             performance of the 30 largest                 Fifth Street, N.W., Washington, D.C.
o A significant portion of the fund's        large-capitalization growth funds tracked     20549-0102. You can obtain information
returns during certain periods was           by Lipper, Inc, an independent mutual         on the operation of the Public Reference
attributable to its investments in           fund performance monitor.                     Room, including information about
initial public offerings (IPOs). These                                                     duplicating fee charges, by calling
investments had a magnified impact when      o The fund is not managed to track the        1-202-942-8090 or by electronic request
the fund's asset base was relatively         performance of any particular index,          at the following e-mail address:
small. As the fund's assets grow, the        including the indexes defined here, and       publicinfo@sec.gov. The SEC file numbers
impact of IPO investments will decline,      consequently, the performance of the          for the fund are 811-1424 and 2-25469.
which may reduce the effect of IPO           fund may deviate significantly from the       The fund's most recent portfolio
investments on the fund's total return.      performance of the indexes.                   holdings, as filed on Form N-Q, are also
For additional information regarding the                                                   available at AIMinvestments.com.
impact of IPO investments on the fund's      o A direct investment cannot be made in
performance, please see the fund's           an index. Unless otherwise indicated,         A description of the policies and
prospectus.                                  index results include reinvested              procedures that the fund uses to
                                             dividends, and they do not reflect sales      determine how to vote proxies relating
                                             charges. Performance of an index of           to portfolio securities is available
                                             funds reflects fund expenses;                 without charge, upon request, from our
                                             performance of a market index does not.       Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop-down
                                                                                           menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=======================================================
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
=======================================================

AIMinvestments.com

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the
[PHOTO OF           Board of Trustees of the AIM Funds. Bob Graham has served as Chairman of the
ROBERT H.           Board of Trustees of the AIM Funds ever since Ted Bauer retired from that
GRAHAM]             position in 2000. However, as you may be aware, the U.S. Securities and Exchange
                    Commission recently adopted a rule requiring that an independent fund trustee,
ROBERT H. GRAHAM    meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM Advisors' recent settlements with certain regulators.
[PHOTO OF           Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the
MARK H.             fourteen independent trustees on the AIM Funds' Board, as Chairman. His
WILLIAMSON]         appointment became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief Executive Officer of
MARK H. WILLIAMSON  AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered
                    Trademark--.

[PHOTO OF              Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM
BRUCE L.            acquired certain funds that had been advised by CIGNA. He had been a member of
CROCKETT]           the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett
BRUCE L. CROCKETT   Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%.
                    However, a goodly portion of this positive performance was achieved during 2003.
                    Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI
                    World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at
                    800-959-4246.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM                            /s/ MARK H. WILLIAMSON
                    Robert H. Graham                                Mark H. Williamson
                    Chairman, AIM Investments                       CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds            Trustee, AIM Funds


                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M
                    Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND SEEKS TO CAPTURE GROWTH AND AVOID       returned 2.63%. We believe that the fund      robust, but non-residential activity
HIGH-RISK STOCKS                             outperformed its peer group index             remained relatively weak.
                                             because of our strong stock selection in
For the fiscal year ended October 31,        the health care, consumer discretionary          This generally positive economic news
2004, AIM Large Cap Growth Fund's Class      and information technology sectors.           was offset somewhat by geopolitical
A shares returned 3.15% at net asset                                                       uncertainty and terrorism concerns, as
value (NAV). PERFORMANCE SHOWN AT NAV        MARKET CONDITIONS                             well as soaring oil prices. In
DOES NOT INCLUDE FRONT-END SALES                                                           mid-October, Fed Chairman Alan Greenspan
CHARGES, WHICH WOULD HAVE REDUCED THE        The U.S. economy showed signs of              said that "so far this year, the rise in
PERFORMANCE. The results for the other       strength during the fiscal year ended         the value of imported oil--essentially a
share classes of the fund and its            October 31, 2004. Economic news was           tax on U.S. residents--has amounted to
comparison indexes are shown in the          generally positive, and it included           about 3/4 [of one] percent of GDP." The
table on page 3.                             expansion of gross domestic product           Conference Board reported that consumer
                                             (GDP), the broadest measure of overall        sentiment hit a two-year high in July
   We believe that the fund                  economic activity. While positive, GDP        before declining in August, September
underperformed the S&P 500 Index, which      growth tapered off somewhat from an           and October. The Conference Board also
returned 9.41%, because of the presence      annualized rate of 7.4% in the third          reported that its index of leading
in that index of both growth and value       quarter of 2003 to a more modest 3.9% in      economic indicators declined in
stocks. Value stocks outperformed growth     the third quarter of 2004.                    September, its fourth consecutive
stocks for the fiscal year. Beginning in                                                   monthly decline.
2004, stocks in the energy, materials           Generally positive economic
and telecommunications services sectors,     developments prompted the U.S. Federal        YOUR FUND
which typically are not considered           Reserve (the Fed) to raise its federal
growth sectors, performed the best.          funds target rate from a decades-low          Our fund's strategy is to employ
Given the fund's long-term growth            1.00%, where it stood at the beginning        rigorous quantitative and fundamental
strategy, a rather small percentage of       of the fiscal year, to 1.75% by the           analysis to identify companies with
the portfolio was invested in stocks in      fiscal year's close. In its anecdotal         above-average, accelerating growth
those sectors. On the other hand,            report on the economy released in late        potential. The fund is constructed based
technology and health care--our classic      October, the Fed said economic activity       on a stock-by-stock selection process.
growth sectors--were the                     continued to expand in September and          We believe it is only through in-depth
worst-performing sectors in the S&P 500      early October. The Fed said that higher       fundamental research, which includes
Index.                                       energy costs were constraining consumer       intensively analyzing financial
                                             and business spending; that capital           statements and meeting with company
   Nonetheless, despite the difficult        spending and hiring were rising               management teams, that these
environment for growth funds, the fund's     modestly; and that residential real           opportunities can be found. Our
performance was in line with that of its     estate activity remained                      objective is to generate attractive
style-specific benchmark index, the                                                        equity returns over a long-term
Russell 1000 Growth Index, which                                                           investment horizon by focusing on
returned 3.38%. The fund outperformed                                                      market-leading companies that show
the Lipper Large-Cap Growth Fund Index,                                                    sustainable, above-average earnings
which                                                                                      growth and by avoiding high-risk stocks.

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector                                      1. Johnson & Johnson             3.9%        1. Systems Software               6.8%
              [PIE CHART]
                                               2. Symantec Corp.                3.0         2. Personal Products              6.2
Industrials                       16.1%
                                               3. Gillette Co. (The)            3.0         3. Communications Equipment       5.0
Information Technology            21.4%
                                               4. Procter & Gamble Co. (The)    2.6         4. Restaurants                    5.0
Materials                          0.6%
                                               5. Staples, Inc.                 2.5         5. Health Care Equipment          3.9
Money Market Funds Plus Other
Assets Less Liabilities            4.1%        6. Costco Wholesale Corp.        2.3         6. Aerospace & Defense            3.9

Consumer Discretionary            22.0%        7. Harman International                      7. Pharmaceuticals                3.9
                                                   Industries, Inc.             2.3
Consumer Staples                  12.9%                                                     8. Industrial Conglomerates       3.4
                                               8. Dell Inc.                     2.3
Energy                             3.3%                                                     9. Integrated Oil & Gas           3.3
                                               9. QUALCOMM Inc.                 2.2
Financials                         5.4%                                                    10. Industrial Machinery           2.8
                                              10. Yahoo! Inc.                   2.2
Health Care                       14.2%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

====================================================================================================================================
   The fund's holdings in the health         period. Despite the slowdown for other        The views and opinions expressed in
care and consumer discretionary sectors      information technology products,              Management's Discussion of Fund
were the largest contributors to fund        corporate expenditures on system              Performance are those of A I M Advisors,
performance for the period. Our stock        security software have increased. At the      Inc. These views and opinions are
selection enabled the fund's holdings in     close of the fiscal year, we remained         subject to change at any time based on
the health care sector to capture a          confident in the prospects for growth         factors such as market and economic
higher overall return than the health        for both Symantec and Harman.                 conditions. These views and opinions may
care stocks in both the Russell 1000                                                       not be relied upon as investment advice
Growth and the S&P 500 indexes. One of          Nextel and Coca-Cola Enterprises were      or recommendations, or as an offer for a
the long-time top holdings in the fund,      among stocks that detracted from fund         particular security. The information is
UnitedHealth Group, was a strong             performance. The fund's only holding in       not a complete analysis of every aspect
contributor. We originally had chosen        telecommunication services was Nextel,        of any market, country, industry,
this stock as a result of our in-depth       which is no longer in the portfolio.          security or the fund. Statements of fact
research, which convinced us of the          When companies released second-quarter        are from sources considered reliable,
company's strong business model,             earning reports in July 2004, technology      but A I M Advisors, Inc. makes no
effective management team and                stocks, in both the information               representation or warranty as to their
above-average long-term growth               technology and the telecommunication          completeness or accuracy. Although
prospects.                                   services sectors, led a market decline.       historical performance is no guarantee
                                             This decline was spurred by, at least in      of future results, these insights may
   Our strategy also includes a rigorous     some analysts' estimations, excessively       help you understand our investment
sell discipline to avoid high-risk           high expectations.                            management philosophy.
stocks. Early in the calendar year, as a
result of our stock selection and               Coca-Cola Enterprises is the bottler             See important fund and index
disciplined sell strategies, we trimmed      for Coke. In September 2004, it was               disclosures inside front cover.
the fund's weighting in technology           among a host of companies that warned
stocks. During the period, our analysis      that they might not meet their earnings                        GEOFFREY V. KEELING
led us to position the fund for what we      expectations for the quarter. In its                           Mr. Keeling,
believe is the middle stage of an            warning, Coca-Cola Enterprises cited a            [KEELING     Chartered Financial
economic expansion. We added holdings in     difficult pricing environment and weak              PHOTO]     Analyst, is
consumer staples, health care and            volumes. The fund no longer owns shares                        co-manager of AIM
industrials, as several stocks met our       in this company.                                               Large Cap Growth
selection criteria in those sectors.                                                       Fund. He joined AIM in 1995 and assumed
                                             IN CLOSING                                    his present responsibilities in 1999.
   Two stocks that benefited fund                                                          Mr. Keeling received a B.B.A in finance
performance were Harman International        Throughout the fiscal year, we upheld         from the University of Texas at Austin.
and Symantec. Harman makes high-end          the strategy of the fund by investing in
audio systems for cars, and it has a         companies we believed most likely to
strong market presence in Europe. The        meet or exceed earnings expectations and                       ROBERT L. SHOSS
company recently made headway in the         by structuring our research efforts to             [SHOSS      Mr. Shoss is co-manager
U.S. market and moved into the lucrative     avoid high-risk companies.                         PHOTO]      of AIM Large Cap
in-car entertainment system market.                                                                         Growth Fund. He
                                                                                                            joined AIM in 1995
   Symantec, an Internet security firm,                                                                     and assumed his
has exceeded earnings estimates                                                            present responsibilities in 1999. Mr.
throughout the                                                                             Shoss received a B.A. from the
                                                                                           University of Texas at Austin and an
                                                                                           M.B.A. and a J.D. from the University of
                                                                                           Houston.

                                                                                           Assisted by the Large Cap Growth Team.

====================================================================================================================================

FUND VS. INDEXES                                                                           TOTAL NET ASSETS          $740.7 MILLION

TOTAL RETURNS 10/31/03-10/31/04, EXCLUDING APPLICABLE SALES CHARGES. IF SALES              TOTAL NUMBER OF HOLDINGS*             73
CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                                             3.15%

Class B Shares                                                             2.56

Class C Shares                                                             2.44

Class R Shares                                                             2.93

Investor Class Shares                                                      3.60

S&P 500 Index (Broad Market Index)                                         9.41

Russell 1000 Growth Index (Style-specific Index)                           3.38

Lipper Large-Cap Growth Fund Index (Peer Group Index)                      2.63
Source: Lipper, Inc.
================================================================================                     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S LONG
                                                                                           TERM PERFORMANCE RECORD, PLEASE TURN TO
                                                                                           PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown in
ongoing costs, including management          Period" to estimate the expenses you          the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES  charges (loads) on purchase payments,
understand your ongoing costs (in                                                          contingent deferred sales charges on
dollars) of investing in the fund and to     The table below also provides                 redemptions, and redemption fees, if
compare these costs with ongoing costs       information about hypothetical account        any. Therefore, the hypothetical
of investing in other mutual funds. The      values and hypothetical expenses based        information is useful in comparing
example is based on an investment of         on the fund's actual expense ratio and        ongoing costs only, and will not help
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      you determine the relative total costs
period and held for the entire period,       before expenses, which is not the fund's      of owning different funds. In addition,
May 1, 2004 - October 31, 2004.              actual return. The hypothetical account       if these transactional costs were
                                             values and expenses may not be used to        included, your costs would have been
ACTUAL EXPENSES                              estimate the actual ending account            higher.
                                             balance or expenses you paid for the
The table below provides information         period. You may
about actual account values and actual
expenses. You may use the information in
this table,

====================================================================================================================================
                                                                   ACTUAL                                HYPOTHETICAL
                                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING ACCOUNT         ENDING ACCOUNT            EXPENSES           ENDING ACCOUNT          EXPENSES
                             VALUE                   VALUE                PAID DURING             VALUE              PAID DURING
                           (5/1/04)               (10/31/04)(1)            PERIOD(2)            (10/31/04)            PERIOD(2)
Class A                    $1,000.00                $1,003.30               $ 7.55               $1,017.60              $ 7.61
Class B                     1,000.00                 1,000.00                10.81                1,014.33               10.89
Class C                     1,000.00                   998.90                10.80                1,014.33               10.89
Class R                     1,000.00                 1,002.20                 8.30                1,016.84                8.36
Investor Class              1,000.00                 1,004.40                 6.70                1,018.45                6.75

(1)The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to
October 31, 2004, was 0.33%, 0.00%, -0.11%, 0.22% and 0.44% for Class A, B, C, R and Investor Class shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.50%, 2.15%, 2.15%, 1.65% and 1.33% for Class A, B, C, R and Investor
Class shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

                                                                                            [ARROW
                                                                                            BUTTON        For More Information Visit
                                                                                            IMAGE]            AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   3/1/99 (inception of Class A shares)-10/31/04 (Index results from 2/28/99.)

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results                         AIM Large Cap       Lipper Large-Cap
include reinvested dividends.                              Growth Fund           Growth Fund        Russell 1000      S&P 500
Performance of an index of funds             Date         Class A Shares           Index            Growth Index       Index
reflects fund expenses and management        3/1/1999        $ 9450               $10000              $10000          $10000
fees; performance of a market index does     4/99              9935                10605               10540           10803
not. Performance shown in the chart does     7/99             10098                10622               10584           10786
not reflect deduction of taxes a             10/99            10745                11323               11327           11099
shareholder would pay on fund                1/00             13313                12672               12561           11388
distributions or sale of fund shares.        4/00             15808                13170               13447           11896
Performance of the indexes does not          7/00             16911                12965               13165           11753
reflect the effects of taxes.                10/00            16883                12324               12384           11773
                                             1/01             13770                10912               10930           11285
   In evaluating this chart, please note     4/01             10497                 9152                9110           10354
that the chart uses a logarithmic scale      7/01              9582                 8505                8549           10069
along the vertical axis (the value           10/01             8393                 7361                7437            8843
scale). This means that each scale           1/02              9021                 7890                7992            9465
increment always represents the same         4/02              8365                 7344                7279            9047
percent change in price; in a linear         7/02              7147                 6125                6091            7691
chart each scale increment always            10/02             7014                 5990                5978            7508
represents the same absolute change in       1/03              6586                 5670                5725            7287
price. In this example, the scale            4/03              7129                 6132                6234            7844
increment between $5,000 and $10,000 is      7/03              7748                 6674                6800            8510
the same as that between $10,000 and         10/03             8452                 7099                7282            9069
$20,000. In a linear chart, the latter       1/04              8852                 7509                7768            9804
scale increment would be twice as large.     4/04              8690                 7290                7583            9637
The benefit of using a logarithmic scale     7/04              8577                 7083                7379            9630
is that it better illustrates                10/04           $ 8715               $ 7285              $ 7528          $ 9922
performance during the fund's early                                                                      Source: Lipper, Inc.
years before reinvested distributions
and compounding create the potential for     Inception                        -1.34%          Investor Class shares' inception date
the original investment to grow to very      5 Years                          -4.01        is 9/30/03. Returns since that date are
large numbers. Had the chart used a          1 Year                            3.60        historical returns. All other returns
linear scale along its vertical axis,                                                      are blended returns of historical
you would not be able to see as clearly      In addition to returns as of the close        Investor Class share performance and
the movements in the value of the fund       of the fiscal year, industry regulations      restated Class A share performance (for
and the indexes during the fund's early      require us to provide average annual          periods prior to the inception date of
years. We use a logarithmic scale in         total returns as of 9/30/04, the most         Investor Class shares) at net asset
financial reports of funds that have         recent calendar quarter-end.                  value and reflect the higher Rule 12b-1
more than five years of performance                                                        fees applicable to Class A shares. Class
history.                                     AVERAGE ANNUAL TOTAL RETURNS                  A shares' inception date is 3/1/99.
                                             As of 9/30/04, including applicable
AVERAGE ANNUAL TOTAL RETURNS                 sales charges                                    The performance data quoted represent
As of 10/31/04, including applicable                                                       past performance and cannot guarantee
sales charges                                CLASS A SHARES                                comparable future results; current
                                             Inception (3/1/99)               -2.39%       performance may be lower or higher.
CLASS A SHARES                               5 Years                          -3.95        Please visit AIMinvestments.com for the
Inception (3/1/99)               -2.40%      1 Year                            5.28        most recent month-end performance.
5 Years                          -5.18                                                     Performance figures reflect reinvested
1 Year                           -2.55       CLASS B SHARES                                distributions, changes in net asset
                                             Inception (4/5/99)               -4.09%       value and the effect of the maximum
CLASS B SHARES                               5 Years                          -3.88        sales charge unless otherwise stated.
Inception (4/5/99)               -4.07%      1 Year                            5.76        Investment return and principal value
5 Years                          -5.11                                                     will fluctuate so that you may have a
1 Year                           -2.44       CLASS C SHARES                                gain or loss when you sell shares.
                                             Inception (4/5/99)               -3.90%
CLASS C SHARES                               5 Years                          -3.49           Class A share performance reflects the
Inception (4/5/99)               -3.90%      1 Year                            9.75        maximum 5.50% sales charge, and Class B
5 Years                          -4.75                                                     and Class C share performance reflects
1 Year                            1.44       CLASS R SHARES                                the applicable contingent deferred sales
                                             Inception                        -1.52%       charge (CDSC) for the period involved.
Class R Shares                               5 Years                          -2.97        The CDSC on Class B shares declines from
Inception                        -1.56%      1 Year                           11.30        5% beginning at the time of purchase to
5 Years                          -4.23                                                     0% at the beginning of the seventh year.
1 Year                            2.93       INVESTOR CLASS SHARES                         The CDSC on Class C shares is 1% for the
                                             Inception                        -1.32%       first year after purchase. Class R
INVESTOR CLASS SHARES                        5 Years                          -2.77        shares do not have a front-end sales
                                             1 Year                           11.89        charge; returns shown are at net asset
                                                                                           value and do not reflect a 0.75% CDSC
                                             Class R shares' inception date is             that may be imposed on a total
                                             6/3/02. Returns since that date are           redemption of retirement plan assets
                                             historical returns. All other returns         within the first year. Investor Class
                                             are blended returns of historical Class       shares do not have a front-end sales
                                             R share performance and restated Class A      charge or a CDSC; therefore, performance
                                             share performance (for periods prior to       is at net asset value.
                                             the inception date of Class R shares) at
                                             net asset value, adjusted to reflect the         The performance of the fund's share
                                             higher Rule 12b-1 fees applicable to          classes will differ due to different
                                             Class R shares. Class A shares'               sales charge structures and class
                                             inception date is 3/1/99.                     expenses.

====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM LARGE CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             AVERAGE ANNUAL TOTAL RETURNS                  charge; therefore, performance is at net
The following information has been           For periods ended 10/31/04                    asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                          -1.38%     Class shares will differ from performance
shareholders with a performance overview       5 Years                          -4.05      of other share classes due to differing
specific to their holdings. Institutional      1 Year                            3.38      sales charges and class expenses.
Class shares are offered exclusively to
institutional investors, including           =========================================        Please note that past performance is
defined contribution plans that meet         AVERAGE ANNUAL TOTAL RETURNS                  not indicative of future results. More
certain criteria.                            For periods ended 9/30/04                     recent returns may be more or less than
                                             Inception                          -1.36%     those shown. All returns assume
                                               5 Years                          -2.81      reinvestment of distributions at net
                                               1 Year                           11.65      asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             =========================================     shares, when redeemed, may be worth more
                                                                                           or less than their original cost. See
                                             Institutional Class shares' inception         full report for information on
                                             date is 4/30/04. Returns since that date      comparative benchmarks. Please consult
                                             are historical returns. All other returns     your fund prospectus for more
                                             are blended returns of historical             information. For the most current
                                             Institutional Class share performance and     month-end performance, please call
                                             restated Class A share performance (for       800-451-4246 or visit AIMinvestments.com.
                                             periods prior to the inception date of
                                             Institutional Class shares) at net asset
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 3/1/99.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         LCG-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      use this information to compare the
                                             by $1,000 (for example, an $8,600 account     ongoing costs of investing in the fund
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          and other funds. To do so, compare this
ongoing costs, including management fees;    multiply the result by the number in the      5% hypothetical example with the 5%
and other fund expenses. This example is     table under the heading entitled "Actual      hypothetical examples that appear in the
intended to help you understand your         Expenses Paid During Period" to estimate      shareholder reports of the other funds.
ongoing costs (in dollars) of investing      the expenses you paid on your account
in the fund and to compare these costs       during this period.                              Please note that the expenses shown in
with ongoing costs of investing in other                                                   the table are meant to highlight your
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
investment of $1,000 invested at the         COMPARISON PURPOSES                           hypothetical information is useful in
beginning of the period and held for the                                                   comparing ongoing costs only, and will
entire period, May 1, 2004, to October       The table below also provides information     not help you determine the relative total
31, 2004.                                    about hypothetical account values and         costs of owning different funds.
                                             hypothetical expenses based on the fund's
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the period. You may
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00           $1,005.50             $4.64            $1,020.51              $4.67

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 0.55% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 0.92% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com         LCG-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.91%

AEROSPACE & DEFENSE-3.89%

Boeing Co. (The)                                  127,000   $  6,337,300
------------------------------------------------------------------------
General Dynamics Corp.                             75,000      7,659,000
------------------------------------------------------------------------
Northrop Grumman Corp.                             90,000      4,657,500
------------------------------------------------------------------------
Rockwell Collins, Inc.                            140,000      4,965,800
------------------------------------------------------------------------
United Technologies Corp.                          56,200      5,216,484
========================================================================
                                                              28,836,084
========================================================================

AIR FREIGHT & LOGISTICS-0.68%

FedEx Corp.                                        55,000      5,011,600
========================================================================

APPAREL RETAIL-1.13%

Limited Brands                                    337,000      8,350,860
========================================================================

APPLICATION SOFTWARE-0.94%

Autodesk, Inc.                                    132,000      6,963,000
========================================================================

BIOTECHNOLOGY-0.61%

Genentech, Inc.(a)                                 99,000      4,507,470
========================================================================

BUILDING PRODUCTS-2.14%

American Standard Cos. Inc.(a)                    175,000      6,399,750
------------------------------------------------------------------------
Masco Corp.                                       275,000      9,421,500
========================================================================
                                                              15,821,250
========================================================================

COMMUNICATIONS EQUIPMENT-4.98%

Cisco Systems, Inc.(a)                            696,440     13,378,612
------------------------------------------------------------------------
Motorola, Inc.                                    417,000      7,197,420
------------------------------------------------------------------------
QUALCOMM Inc.                                     390,000     16,305,900
========================================================================
                                                              36,881,932
========================================================================

COMPUTER HARDWARE-2.26%

Dell Inc.(a)                                      476,600     16,709,596
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.61%

Lexmark International, Inc.-Class A(a)             54,000      4,487,940
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

PACCAR Inc.                                        70,000      4,851,700
========================================================================

CONSUMER ELECTRONICS-2.29%

Harman International Industries, Inc.             141,000     16,945,380
========================================================================

CONSUMER FINANCE-2.21%

American Express Co.                               89,300      4,739,151
------------------------------------------------------------------------
MBNA Corp.                                        190,000      4,869,700
------------------------------------------------------------------------
SLM Corp.                                         150,000      6,789,000
========================================================================
                                                              16,397,851
========================================================================

DEPARTMENT STORES-1.82%

J.C. Penney Co., Inc.                             158,000      5,465,220
------------------------------------------------------------------------
Nordstrom, Inc.                                   186,000      8,031,480
========================================================================
                                                              13,496,700
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL SERVICES-0.60%

Cendant Corp.                                     217,000   $  4,468,030
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.07%

Rockwell Automation, Inc.                         191,000      7,962,790
========================================================================

FOOTWEAR-1.99%

NIKE, Inc.-Class B                                181,000     14,717,110
========================================================================

HEALTH CARE EQUIPMENT-3.93%

Bard (C.R.), Inc.                                 100,000      5,680,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           259,000     13,597,500
------------------------------------------------------------------------
Medtronic, Inc.                                    95,000      4,855,450
------------------------------------------------------------------------
Waters Corp.(a)                                   120,000      4,954,800
========================================================================
                                                              29,087,750
========================================================================

HEALTH CARE SERVICES-1.71%

IMS Health Inc.                                   206,600      4,375,788
------------------------------------------------------------------------
Quest Diagnostics Inc.                             95,000      8,316,300
========================================================================
                                                              12,692,088
========================================================================

HEALTH CARE SUPPLIES-1.88%

Alcon, Inc. (Switzerland)                         195,700     13,933,840
========================================================================

HOME IMPROVEMENT RETAIL-1.25%

Home Depot, Inc. (The)                            225,000      9,243,000
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.60%

Marriott International, Inc.-Class A               81,000      4,413,690
========================================================================

HOUSEHOLD APPLIANCES-0.91%

Black & Decker Corp. (The)                         84,000      6,743,520
========================================================================

HOUSEHOLD PRODUCTS-2.60%

Procter & Gamble Co. (The)                        377,000     19,294,860
========================================================================

HOUSEWARES & SPECIALTIES-1.01%

Fortune Brands, Inc.                              103,000      7,500,460
========================================================================

HYPERMARKETS & SUPER CENTERS-2.34%

Costco Wholesale Corp.                            361,000     17,306,340
========================================================================

INDUSTRIAL CONGLOMERATES-3.43%

3M Co.                                            202,000     15,669,140
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 313,000      9,749,950
========================================================================
                                                              25,419,090
========================================================================

INDUSTRIAL MACHINERY-2.81%

Danaher Corp.(b)                                  104,000      5,733,520
------------------------------------------------------------------------
Eaton Corp.                                       116,000      7,418,200
------------------------------------------------------------------------
Illinois Tool Works Inc.                           83,000      7,659,240
========================================================================
                                                              20,810,960
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTEGRATED OIL & GAS-3.34%

BP PLC-ADR (United Kingdom)                       143,000   $  8,329,750
------------------------------------------------------------------------
ChevronTexaco Corp.                               155,000      8,224,300
------------------------------------------------------------------------
ConocoPhillips                                     97,000      8,178,070
========================================================================
                                                              24,732,120
========================================================================

INTERNET RETAIL-1.57%

eBay Inc.(a)                                      119,000     11,615,590
========================================================================

INTERNET SOFTWARE & SERVICES-2.19%

Yahoo! Inc.(a)                                    448,200     16,220,358
========================================================================

IT CONSULTING & OTHER SERVICES-1.77%

Accenture Ltd.-Class A (Bermuda)(a)               541,000     13,097,610
========================================================================

MANAGED HEALTH CARE-2.18%

UnitedHealth Group Inc.                           223,000     16,145,200
========================================================================

MOTORCYCLE MANUFACTURERS-1.97%

Harley-Davidson, Inc.                             254,000     14,622,780
========================================================================

OFFICE ELECTRONICS-0.91%

Xerox Corp.(a)(b)                                 455,000      6,720,350
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.71%

Citigroup Inc.                                    119,221      5,289,836
========================================================================

PERSONAL PRODUCTS-6.21%

Avon Products, Inc.                               349,800     13,834,590
------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              230,000      9,878,500
------------------------------------------------------------------------
Gillette Co. (The)                                537,000     22,274,760
========================================================================
                                                              45,987,850
========================================================================

PHARMACEUTICALS-3.87%

Johnson & Johnson                                 491,000     28,664,580
========================================================================

PROPERTY & CASUALTY INSURANCE-0.82%

Allstate Corp. (The)                              126,000      6,059,340
========================================================================

RESTAURANTS-4.96%

McDonald's Corp.                                  487,000     14,196,050
------------------------------------------------------------------------
Starbucks Corp.(a)                                149,000      7,879,120
------------------------------------------------------------------------
Yum! Brands, Inc.                                 337,000     14,659,500
========================================================================
                                                              36,734,670
========================================================================

SEMICONDUCTORS-0.96%

Analog Devices, Inc.                               95,300      3,836,778
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTORS-(CONTINUED)

Intel Corp.                                       149,000   $  3,316,740
========================================================================
                                                               7,153,518
========================================================================

SOFT DRINKS-1.71%

PepsiCo, Inc.                                     256,000     12,692,480
========================================================================

SPECIALTY STORES-2.49%

Staples, Inc.                                     620,000     18,438,800
========================================================================

STEEL-0.60%

Nucor Corp.                                       105,000      4,434,150
========================================================================

SYSTEMS SOFTWARE-6.80%

Adobe Systems Inc.                                194,000     10,869,820
------------------------------------------------------------------------
Microsoft Corp.                                   429,280     12,015,547
------------------------------------------------------------------------
Oracle Corp.(a)                                   389,000      4,924,740
------------------------------------------------------------------------
Symantec Corp.(a)                                 396,000     22,548,240
========================================================================
                                                              50,358,347
========================================================================

THRIFTS & MORTGAGE FINANCE-1.68%

Countrywide Financial Corp.                       389,000     12,420,770
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.83%

W.W. Grainger, Inc.                               105,000      6,151,950
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $621,566,204)                          710,395,190
========================================================================

MONEY MARKET FUNDS-3.85%

Liquid Assets Portfolio-Institutional
  Class(c)                                     14,259,968     14,259,968
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    14,259,968     14,259,968
========================================================================
    Total Money Market Funds (Cost
      $28,519,936)                                            28,519,936
========================================================================
TOTAL INVESTMENTS-99.76% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $650,086,140)                738,915,126
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.66%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                   4,905,700      4,905,700
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,905,700)                                        4,905,700
========================================================================
TOTAL INVESTMENTS-100.42% (Cost $654,991,840)                743,820,826
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.42%)                         (3,115,847)
========================================================================
NET ASSETS-100.00%                                          $740,704,979
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $621,566,204)*                             $   710,395,190
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $33,425,636)                        33,425,636
============================================================
    Total investments (cost $654,991,840)        743,820,826
============================================================
Receivables for:
  Investments sold                                 2,182,403
------------------------------------------------------------
  Fund shares sold                                 1,017,641
------------------------------------------------------------
  Dividends                                          483,016
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  154,151
------------------------------------------------------------
Other assets                                          69,573
============================================================
    Total assets                                 747,727,610
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,389,536
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 191,745
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         4,905,700
------------------------------------------------------------
Accrued distribution fees                            262,952
------------------------------------------------------------
Accrued trustees' fees                                 1,728
------------------------------------------------------------
Accrued transfer agent fees                          270,970
============================================================
    Total liabilities                              7,022,631
============================================================
Net assets applicable to shares outstanding  $   740,704,979
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,293,726,418
------------------------------------------------------------
Undistributed net investment income (loss)          (131,109)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (1,641,719,316)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               88,828,986
============================================================
                                             $   740,704,979
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $   177,497,860
____________________________________________________________
============================================================
Class B                                      $   112,930,837
____________________________________________________________
============================================================
Class C                                      $    48,420,471
____________________________________________________________
============================================================
Class R                                      $     2,761,191
____________________________________________________________
============================================================
Investor Class                               $   376,904,848
____________________________________________________________
============================================================
Institutional Class                          $    22,189,772
____________________________________________________________
============================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           19,384,974
____________________________________________________________
============================================================
Class B                                           12,797,591
____________________________________________________________
============================================================
Class C                                            5,484,462
____________________________________________________________
============================================================
Class R                                              302,503
____________________________________________________________
============================================================
Investor Class                                    40,986,060
____________________________________________________________
============================================================
Institutional Class                                2,417,583
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.16 divided by
      94.50%)                                $          9.69
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.82
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.83
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.13
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                    $          9.20
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.18
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $4,820,915 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $49,547)         $  4,445,838
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $24,288)*                             225,252
==========================================================================
    Total investment income                                      4,671,090
==========================================================================

EXPENSES:

Advisory fees                                                    5,663,512
--------------------------------------------------------------------------
Administrative services fees                                       218,708
--------------------------------------------------------------------------
Custodian fees                                                      53,205
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          606,542
--------------------------------------------------------------------------
  Class B                                                        1,205,821
--------------------------------------------------------------------------
  Class C                                                          499,243
--------------------------------------------------------------------------
  Class R                                                           12,219
--------------------------------------------------------------------------
  Investor Class                                                   888,532
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor               2,635,697
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           3,478
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              25,808
--------------------------------------------------------------------------
Other                                                              442,622
==========================================================================
    Total expenses                                              12,255,387
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (978,085)
==========================================================================
    Net expenses                                                11,277,302
==========================================================================
Net investment income (loss)                                    (6,606,212)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         98,241,139
--------------------------------------------------------------------------
  Foreign currencies                                               (27,375)
==========================================================================
                                                                98,213,764
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (67,692,327)
--------------------------------------------------------------------------
  Foreign currencies                                                   (11)
==========================================================================
                                                               (67,692,338)
==========================================================================
Net gain from investment securities and foreign currencies      30,521,426
==========================================================================
Net increase in net assets resulting from operations          $ 23,915,214
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (6,606,212)   $ (3,634,169)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and foreign currencies                    98,213,764     (11,557,152)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (67,692,338)     66,632,928
==========================================================================================
    Net increase in net assets resulting from operations        23,915,214      51,441,607
==========================================================================================
Share transactions-net:
  Class A                                                       18,678,547      24,813,254
------------------------------------------------------------------------------------------
  Class B                                                      (12,082,083)     (2,160,788)
------------------------------------------------------------------------------------------
  Class C                                                        3,097,603         594,530
------------------------------------------------------------------------------------------
  Class R                                                          574,491       1,830,726
------------------------------------------------------------------------------------------
  Investor Class                                               361,821,129         173,236
------------------------------------------------------------------------------------------
  Institutional Class                                           22,063,157              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              394,152,844      25,250,958
==========================================================================================
    Net increase in net assets                                 418,068,058      76,692,565
==========================================================================================

NET ASSETS:

  Beginning of year                                            322,636,921     245,944,356
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(131,109) and $(32,869), respectively).        $740,704,979    $322,636,921
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $3,368.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $59,549 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $218,708 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $2,635,697 for Class A, Class B, Class C, Class R and Investor Class shares and $3,478 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. Institutional Class shares commenced sales on April 30, 2004. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C, Class R and Investor Class shares paid $606,542, $1,205,821, $499,243, $12,219 and $888,532. AIM reimbursed $902,390 of Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth Fund (a fund acquired by the Fund in a merger on November 3, 2003) paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund and an AIM affiliate.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $83,801 in front-end sales commissions from the sale of Class A shares and $890, $12,380, $4,895 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,325,601      $147,601,547      $(138,667,180)        $   --         $14,259,968     $100,940       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,325,601       147,601,547       (138,667,180)            --          14,259,968      100,024           --
==================================================================================================================================
  Subtotal        $10,651,202      $295,203,094      $(277,334,360)        $   --         $28,519,936     $200,964       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/03          AT COST          FROM SALES       (DEPRECIATION)      10/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,969,563      $311,892,022      $(312,955,885)        $   --         $ 4,905,700     $ 24,288       $   --
==================================================================================================================================
  Total           $16,620,765      $607,095,116      $(590,290,245)        $   --         $33,425,636     $225,252       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $10,034,447 and $17,960,639, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $12,205 and credits in custodian fees of $573 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $12,778.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $6,385 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $4,820,915 were on loan to brokers. The loans were secured by cash collateral of $4,905,700 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $24,288 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $    81,823,318
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (131,109)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (1,634,713,648)
-----------------------------------------------------------------------------
Shares of Beneficial Interest                                   2,293,726,418
=============================================================================
Total net assets                                              $   740,704,979
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,546,950,857 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund utilized $83,728,510 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                           CAPITAL LOSS
EXPIRATION                                                                 CARRYFORWARD*
-----------------------------------------------------------------------------------------
October 31, 2009                                                          $1,067,082,723
-----------------------------------------------------------------------------------------
October 31, 2010                                                             532,535,321
-----------------------------------------------------------------------------------------
October 31, 2011                                                              35,095,604
=========================================================================================
Total capital loss carryforward                                           $1,634,713,648
_________________________________________________________________________________________
=========================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $904,935,222 and $600,186,187, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $90,270,070
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,446,752)
===============================================================================
Net unrealized appreciation of investment securities              $81,823,318
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $661,997,508.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions on October 31, 2004, undistributed net investment income (loss) was increased by $6,616,586, undistributed net realized gain (loss) was increased by $27,375 and shares of beneficial interest decreased by $6,643,961. This reclassification had no effect on the net assets of the Fund. Further, as a result of tax deferrals acquired in the reorganization of INVESCO Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $108,614, undistributed net realized gain (loss) was decreased by $1,337,791,398 and shares of beneficial interest increased by $1,337,900,012. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(A)
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                          2004                           2003
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,225,450    $  57,170,463     9,469,394    $ 73,883,856
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,516,228       22,341,073     4,041,264      29,817,268
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,041,593       18,173,950     2,208,427      16,412,874
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         111,709        1,022,930       278,067       2,156,076
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             4,268,368       39,323,955        20,194         178,134
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        2,436,212       22,232,973            --              --
========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                         445,760        3,960,921            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          24,464          210,855            --              --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         426,258        3,668,554            --              --
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            50,546,207      449,143,077            --              --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         472,810        4,373,299       325,063       2,536,902
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (489,052)      (4,373,299)     (334,300)     (2,536,902)
========================================================================================================================
Reacquired:
  Class A                                                      (5,108,536)     (46,826,136)   (6,726,902)    (51,607,504)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,420,244)     (30,260,712)   (3,989,440)    (29,441,154)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,120,502)     (18,744,901)   (2,147,493)    (15,818,344)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (48,964)        (448,439)      (39,568)       (325,350)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (13,848,145)    (126,645,903)         (564)         (4,898)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (18,629)        (169,816)           --              --
========================================================================================================================
                                                               44,460,987    $ 394,152,844     3,104,142    $ 25,250,958
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) Investor Class shares commenced sales on September 30, 2003.
(c) Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 51,442,689 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407, including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.88         $   7.37    $   8.82    $  17.74    $  11.29
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)        (0.08)(a)    (0.09)(a)    (0.08)(a)    (0.15)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.36             1.59       (1.36)      (8.84)       6.60
===========================================================================================================================
    Total from investment operations                              0.28             1.51       (1.45)      (8.92)       6.45
===========================================================================================================================
Net asset value, end of period                                $   9.16         $   8.88    $   7.37    $   8.82    $  17.74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   3.15%           20.49%     (16.44)%    (50.28)%     57.13%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,498         $154,052    $105,320    $138,269    $225,255
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.54%(c)(d)      1.82%       1.70%       1.57%       1.58%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.92)%(c)       (1.01)%     (1.01)%     (0.72)%     (0.82)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            111%             123%        111%        124%        113%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $173,297,774.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                2004             2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.61         $   7.20    $   8.67    $  17.54    $  11.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)        (0.12)(a)    (0.14)(a)    (0.16)(a)    (0.27)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.35             1.53       (1.33)      (8.71)       6.56
===========================================================================================================================
    Total from investment operations                              0.21             1.41       (1.47)      (8.87)       6.29
===========================================================================================================================
Net asset value, end of period                                $   8.82         $   8.61    $   7.20    $   8.67    $  17.54
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   2.44%           19.58%     (16.96)%    (50.57)%     55.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,931         $122,011    $104,040    $144,747    $210,224
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.19%(c)(d)      2.47%       2.35%       2.23%       2.24%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.57)%(c)       (1.66)%     (1.66)%     (1.39)%     (1.48)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            111%             123%        111%        124%        113%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $120,582,108.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.20%.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004            2003       2002       2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.62         $  7.21    $  8.67    $ 17.55    $ 11.25
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)       (0.12)(a)   (0.14)(a)   (0.16)(a)   (0.27)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.35            1.53      (1.32)     (8.72)      6.57
======================================================================================================================
    Total from investment operations                             0.21            1.41      (1.46)     (8.88)      6.30
======================================================================================================================
Net asset value, end of period                                $  8.83         $  8.62    $  7.21    $  8.67    $ 17.55
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  2.44%          19.56%    (16.84)%   (50.60)%    56.00%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,420         $44,272    $36,575    $57,865    $79,392
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          2.19%(c)(d)     2.47%      2.35%      2.23%      2.24%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.57)%(c)      (1.66)%    (1.66)%    (1.39)%    (1.48)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           111%            123%       111%       124%       113%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $49,924,256.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.20%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.87         $ 7.37       $  8.40
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)      (0.09)(a)      (0.04)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.36           1.59         (0.99)
====================================================================================================
    Total from investment operations                            0.26           1.50         (1.03)
====================================================================================================
Net asset value, end of period                                $ 9.13         $ 8.87       $  7.37
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 2.93%         20.35%       (12.26)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,761         $2,127       $     9
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.69%(c)(d)    1.97%         1.85%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (1.07)%(c)     (1.16)%       (1.16)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                       111%           123%          111%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,443,827.
(d) After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.70%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                         INVESTOR CLASS
                                                                ---------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                                YEAR ENDED       COMMENCED) TO
                                                                OCTOBER 31,       OCTOBER 31,
                                                                   2004               2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   8.88            $ 8.24
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)(a)(b)        (0.01)(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.37              0.65
=================================================================================================
    Total from investment operations                                 0.32              0.64
=================================================================================================
Net asset value, end of period                                   $   9.20            $ 8.88
_________________________________________________________________________________________________
=================================================================================================
Total return(c)                                                      3.60%(b)          7.77%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $376,905            $  174
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets                              1.19%(b)(d)(e)         1.56%(f)
=================================================================================================
Ratio of net investment income (loss) to average net assets         (0.57)%(d)        (0.75)%(f)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(g)                                            111%              123%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) The advisor reimbursed Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses the net investment income per share, the ratio of expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been (0.07), 1.41%, (0.79) and 3.27%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $403,878,080.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.42%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $  9.13
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.01)(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 0.06
===================================================================================
    Total from investment operations                                     0.05
===================================================================================
Net asset value, end of period                                        $  9.18
___________________________________________________________________________________
===================================================================================
Total return(b)                                                          0.55%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $22,190
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         0.92%(c)
-----------------------------------------------------------------------------------
  With fee waivers and/or expense reimbursements                         0.93%(c)
===================================================================================
Ratio of net investment income (loss) to average net assets             (0.30)%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                111%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,909,449.
(d)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Large Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management Group Inc.
  Senior Vice President and Chief                      (financial services holding company); Senior Vice President
  Compliance Officer                                   and Chief Compliance Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance Officer, A I M Capital
                                                       Management, Inc. and A I M Distributors, Inc.; and Vice
                                                       President, AIM Investment Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and Compliance Director,
                                                       Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM Investment Services, Inc.;
                                                       Director, Vice President and General Counsel, Fund
                                                       Management Company and Senior Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President, A I M Management Group, Inc.;
  Vice President                                       Senior Vice President, A I M Advisors, Inc., and President,
                                                       Director of Investments, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
                                                       Formerly: Director of A I M Advisors, Inc. and A I M
                                                       Management Group Inc., A I M Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      N/A
  Senior Vice President and Chief
  Compliance Officer
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, TX
                                                 77046-1173            77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

        DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                   AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                       AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)   AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund               Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE AIM
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund                                 SECTOR EQUITY                  High Income Municipal Fund
AIM Libra Fund                                                                           AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)       AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                          AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund                           AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)                 AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Leisure Fund(1)                         AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                    AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund
AIM Select Equity Fund                       AIM Technology Fund(1)
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             =======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
AIM Trimark Endeavor Fund                    AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
AIM Trimark Small Companies Fund             AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          =======================================================================================

* Domestic equity and income fund




(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                 LCG-AR-1             A I M Distributors, Inc.


                                  [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
====================================================================================
Mutual Retirement  Annuities  College  Separately  Offshore  Alternative  Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds  Products               Savings  Managed     Products  Investments  Management             --Registered Trademark--
                              Plans    Accounts
====================================================================================

                                                         AIM MID CAP GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

====================================================================================================================================
AIM MID CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            o The returns shown in the Management's
                                                                                          Discussion of Fund Performance are based
o Effective 9/30/03, Class B shares are      o The unmanaged Standard & Poor's            on net asset values calculated for
not available as an investment for           Composite Index of 500 Stocks (the S&P       shareholder transactions. Generally
retirement plans maintained pursuant to      500--Registered Trademark-- Index) is an     accepted accounting principles require
Section 401 of the Internal Revenue Code,    index of common stocks frequently used as    adjustments to be made to the net assets
including 401(k) plans, money purchase       a general measure of U.S. stock market       of the fund at period end for financial
pension plans and profit sharing plans.      performance.                                 reporting purposes, and as such, the net
Plans that have existing accounts invested                                                asset values for shareholder transactions
in Class B shares will continue to be        o The unmanaged Standard & Poor's Midcap     and the returns based on those net asset
allowed to make additional purchases.        400 Index (the S&P 400 Index) represents     values may differ from the net asset
                                             the performance of mid-capitalization        values and returns reported in the
o Class R shares are available only to       stocks.                                      Financial Highlights.
certain retirement plans. Please see the
prospectus for more information.             o The unmanaged Russell Midcap--Registered   o Bloomberg, Inc. is an independent
                                             Trademark-- Growth Index is a subset of      research and reporting firm.
PRINCIPAL RISKS OF INVESTING IN THE FUND     the Russell Midcap--Registered Trademark--
                                             Index, which represents the performance of   The fund files its complete schedule of
o Investing in small and mid-size            the stocks of domestic mid-capitalization    portfolio holdings with the Securities and
companies involves risks not associated      companies; the Growth subset measures the    Exchange Commission ("SEC") for the 1st
with investing in more established           performance of Russell Midcap companies      and 3rd quarters of each fiscal year on
companies. Also, small companies have        with higher price/book ratios and higher     Form N-Q. The fund's Form N-Q filings are
business risk, significant stock price       forecasted growth values.                    available on the SEC's Web site at
fluctuations and illiquidity.                                                             http://www.sec.gov. Copies of the fund's
                                             o The unmanaged MSCI World Index is a        Forms N-Q may be reviewed and copied at
o International investing presents certain   group of global securities tracked by        the SEC's Public Reference Room at 450
risks not associated with investing solely   Morgan Stanley Capital International.        Fifth Street, N.W., Washington, D.C.
in the United States. These include risks                                                 20549-0102. You can obtain information on
relating to fluctuations in the value of     o The unmanaged Lipper Mid-Cap Growth Fund   the operation of the Public Reference
the U.S. dollar relative to the values of    Index represents an average of the           Room, including information about
other currencies, the custody arrangements   performance of the 30 largest                duplicating fee charges, by calling
made for the fund's foreign holdings,        mid-capitalization growth funds tracked by   1-202-942-8090 or by electronic request at
differences in accounting, political risks   Lipper, Inc., an independent mutual fund     the following e-mail address:
and the lesser degree of public              performance monitor.                         publicinfo@sec.gov. The SEC file numbers
information required to be provided by                                                    for the fund are 811-1424 and 2-25469. The
non-U.S. companies. The fund may invest up   o The fund is not managed to track the       fund's most recent portfolio holdings, as
to 25% of its assets in the securities of    performance of any particular index,         filed on Form N-Q, are also available at
non-U.S. issuers.                            including the indexes defined here, and      AIMinvestments.com.
                                             consequently, the performance of the fund
o The fund may participate in the initial    may deviate significantly from the           A description of the policies and
public offering (IPO) market in some         performance of the indexes. Performance of   procedures that the fund uses to determine
market cycles. Because of the fund's small   an index of funds reflects fund expenses;    how to vote proxies relating to portfolio
asset base, any investment the fund may      performance of a market index does not.      securities is available without charge,
make in IPOs may significantly affect the                                                 upon request, from our Client Services
fund's total return. As the fund's assets    o A direct investment cannot be made in an   department at 800-959-4246 or on the AIM
grow, the impact of IPO investments will     index. Unless otherwise indicated, index     Web site, AIMinvestments.com. On the home
decline, which may reduce the effect of      results include reinvested dividends, and    page, scroll down and click on AIM Funds
IPO investments on the fund's total          they do not reflect sales charges.           Proxy Policy. The information is also
return.                                                                                   available on the Securities and Exchange
                                             OTHER INFORMATION                            Commission's Web site, sec.gov.

                                             o Industry classifications used in this      Information regarding how the fund voted
                                             report are generally according to the        proxies related to its portfolio
                                             Global Industry Classification Standard,     securities during the 12 months ended
                                             which was developed by and is the            6/30/04 is available at our Web site. Go
                                             exclusive property and a service mark of     to AIMinvestments.com, access the About Us
                                             Morgan Stanley Capital International Inc.    tab, click on Required Notices and then
                                             and Standard & Poor's.                       click on Proxy Voting Activity. Next,
                                                                                          select your fund from the drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--REGISTERED TRADEMARK--:

[PHOTO OF           NEW BOARD CHAIRMAN
ROBERT H.
GRAHAM]             It is our pleasure to introduce you to Bruce Crockett,
                    the new Chairman of the Board of Trustees of the AIM
ROBERT H. GRAHAM    Funds. Bob Graham has served as Chairman of the Board
                    of Trustees of the AIM Funds ever since Ted Bauer
PHOTO OF]           retired from that position in 2000. However, as you may
MARK H.             be aware, the U.S. Securities and Exchange Commission
WILLIAMSON]         recently adopted a rule requiring that an independent
                    fund trustee, meaning a trustee who is not an officer
MARK H. WILLIAMSON  of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was
[PHOTO OF           included in the terms of AIM Advisors' recent
BRUCE L.            settlements with certain regulators. Accordingly, the
CROCKETT]           AIM Funds' Board recently elected Mr. Crockett, one of
                    the fourteen independent trustees on the AIM Funds'
BRUCE L. CROCKETT   Board, as Chairman. His appointment became effective on
                    October 4, 2004. Mr. Graham will remain on the funds'

Board, as will Mark Williamson, President and Chief Executive Officer of AIM. Mr. Graham will also remain Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                           /s/ MARK H. WILLIAMSON
------------------------------------           --------------------------------
Robert H. Graham                               Mark H. Williamson
Chairman, AIM Investments                      CEO & President, AIM Investments
President & Vice Chairman, AIM Funds           Trustee, AIM Funds

December 16, 2004

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND FOCUSED ON ECONOMICALLY                                                              reported third-quarter earnings by the
SENSITIVE STOCKS                                                                          close of the fiscal year had either met or
                                                                                          exceeded expectations; just 20% missed
For the fiscal year ended October 31,        October 31, 2004. Gross domestic product     expectations. Energy, utilities, and
2004, AIM Mid Cap Growth Fund, Class A       (GDP), the broadest measure of overall       telecommunication services were the
shares, returned 1.79% at net asset value.   economic activity, expanded at an            strongest-performing sectors of the S&P
PERFORMANCE SHOWN AT NAV DOES NOT INCLUDE    annualized rate of 4.2% in the fourth        500 Index; information technology, health
FRONT-END SALES CHARGES, WHICH WOULD HAVE    quarter of 2003 before tapering off to a     care, and consumer staples were the
REDUCED THE PERFORMANCE. For the             more modest 3.9% in the third quarter of     weakest-performing sectors. Mid-cap stocks
performance of other share classes, please   2004.                                        generally were best-performing equity
see page 3. The fund underperformed the                                                   segment, followed by small-cap stocks and
S&P 500 Index, the Russell Midcap Growth        Generally positive economic developments  large-cap stocks.
Index and the Lipper Mid-Cap Growth Fund     prompted the U.S. Federal Reserve (the
Index, which returned 9.41%, 8.77% and       Fed) to raise its federal funds target       YOUR FUND
6.18%, respectively, over the same period.   rate from a decades-low 1.00%, where it
                                             stood at the beginning of the fiscal year,   While we remain committed to our strategy
   The fund lagged its indexes primarily     to 1.75% at the close of the reporting       of investing in the stocks of medium-sized
because of the underperformance of           period. In its report on the economy         companies with the above-average earnings
relatively large holdings in companies       released in late October, the Fed said       growth potential, we fine-tuned our
with controversial business models such as   economic activity continued to expand in     strategy in the light of our experiences
UTStarcom and United Online. As of June      September and early October. The Fed said    over the past year. In an effort to better
30, 2004, UTStarcom and United Online        that higher energy costs were constraining   control risk, we reduced or eliminated our
comprised almost 6% of the portfolio. Fund   consumer and business spending; but that     positions in the stocks of companies with
performance was adversely affected when      capital spending and hiring were rising      more controversial business models. We
these two stocks declined sharply as the     modestly.                                    maintained some relatively large stock
reporting period progressed. The                                                          positions in the portfolio, but believe
portfolio's overweight position in              Geopolitical uncertainty and terrorism    they represented fundamentally sound
information technology relative to the       concerns, as well as soaring oil prices,     companies with excellent business models
Lipper Mid-Cap Growth Fund Index also        had a detrimental effect on economic         and solid long-term growth records. We may
detracted from the fund's performance        growth and consumer sentiment. In            not shy away from controversial stocks,
relative to its peers.                       mid-October, Fed Chairman Alan Greenspan     but we intend to keep the position sizes
                                             said that "so far this year, the rise in     in check.
MARKET CONDITIONS                            the value of imported oil--essentially a
                                             tax on U.S. residents--has amounted to          Sectors that contributed most to fund
The U.S. economy generally showed signs of   about 3/4 [of 1] percent of GDP."            performance were energy, health care and
strength during the fiscal year ended                                                     industrials. Rising oil prices had a
                                                Bloomberg reported that 80% of the        positive impact on energy stocks. Demand
                                             companies in the S&P 500 Index that had      for medical products and services tends to
                                                                                          remain constant regardless of economic
                                                                                          conditions.


====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*
By sector
                [PIE CHART]                   1. Anthem, Inc.                      1.4%    1. Communication Equipment          4.9%

Information Technology               25.5%    2. Agilent Technologies, Inc.        1.2     2. Health Care Equipment            4.8

Consumer Discretionary               20.7%    3. Community Health Systems Inc.     1.2     3. Diversified Commercial Services  4.4

Health Care                          19.7%    4. Univision Communications-Class A  1.2     4. Pharmaceuticals                  4.1

Industrials                          12.9%    5. Legg Mason, Inc.                  1.2     5. Biotechnology                    3.9

Financials                            9.9%    6. Fiserv, Inc.                      1.2     6. Specialty Stores                 3.6

Energy                                4.8%    7. Cognizant Technology                      7. Data Processing
                                                 Solutions Corp.-Class A           1.1        & Outsourced Services            3.5
Telecommunications Services           3.4%
                                              8. Sirva Inc.                        1.1     8. Asset Management &
Money Market Funds Plus Other                                                                 Custody Banks                    3.5
Assets Less Liabilities               1.9%    9. Amdocs Ltd. (United Kingdom)      1.1
                                                                                           9. Wireless Telecommunications
Consumer Staples                      0.6%   10. Marvel Technology                            Services                         3.4
                                                 Group Ltd. (Bermuda)              1.1
Materials                             0.6%                                                10. Systems Software                 3.1


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

Consequently, health care stocks have        expansion of its product line. Ultra         THE VIEWS AND OPINIONS EXPRESSED IN
historically tended to be more stable in     Petroleum is involved in the acquisition,    MANAGEMENT'S DISCUSSION OF FUND
price. Industrial and service companies      exploration and operation of oil and gas     PERFORMANCE ARE THOSE OF A I M ADVISORS,
also tend to perform well in the beginning   properties. The company benefited            INC. THESE VIEWS AND OPINIONS ARE SUBJECT
of an economic recovery, such as we          increased production, rising oil prices      TO CHANGE AT ANY TIME BASED ON FACTORS
experienced this past year.                  and a reserve base that was larger and       SUCH AS MARKET AND ECONOMIC CONDITIONS.
                                             more productive than previous estimates      THESE VIEWS AND OPINIONS MAY NOT BE RELIED
   Over the reporting period, we increased   indicated.                                   UPON AS INVESTMENT ADVICE OR
the fund's weighting in industrials, a                                                    RECOMMENDATIONS, OR AS AN OFFER FOR A
broad sector that encompasses a relatively      The most significant detractors from      PARTICULAR SECURITY. THE INFORMATION IS
wide range of industries. We particularly    performance were UTStarcom and United        NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
liked employment-related companies, which    Online. Prior to 2004, both companies had    ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
should benefit from an improving job         experienced consistent revenue and           THE FUND. STATEMENTS OF FACT ARE FROM
market.                                      earnings growth, and the stocks had          SOURCES CONSIDERED RELIABLE, BUT A I M
                                             performed well for the fund. UTStarcom was   ADVISORS, INC. MAKES NO REPRESENTATION OR
   Information technology, the fund's        adversely affected by a decline              WARRANTY AS TO THEIR COMPLETENESS OR
largest sector weighting, was also the       in equipment orders and increased pricing    ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
most significant detractor from              competition in the handset market. United    IS NO GUARANTEE OF FUTURE RESULTS, THESE
performance. While information technology    Online's stock declined on concerns that     INSIGHTS MAY HELP YOU UNDERSTAND OUR
was one of the best-performing sectors in    declining subscription rates, combined       INVESTMENT MANAGEMENT PHILOSOPHY.
the S&P 500 Index in 2003, it struggled in   with increases in new subscriber
2004. As the annualized rate of economic     acquisition costs, might undermine the             See important fund and index
growth was sluggish over the fund's fiscal   company's profitability. We sold our              disclosures inside front cover.
year, the information technology sector      holdings in United Online and reduced our
confronted the prospect of slowing capital   position in UTStarcom.                                        KARL F. FARMER
spending, and many stocks in that sector                                                                   Prior to joining AIM in
declined. In response, we sold positions     IN CLOSING                                        [FARMER     July of 1998, Mr. Farmer,
in any companies we considered marginal                                                        PHOTO]      Chartered Financial
and focused on the companies in which we     Throughout the reporting period, we                           Analyst, spent six years
had the most confidence. We continued to     remained committed to our mid-cap growth                      as a pension actuary,
monitor this sector closely.                 investment directive as defined in the       focusing on retirement plans and other
                                             fund's prospectus. We constantly reviewed    benefit programs. He earned a B.S. in
   Stocks that contributed to fund           each security's fundamentals to ensure a     economics from Texas A&M University,
performance included Research In Motion, a   continued fit and to limit exposure to       graduating magna cum laude. He
mobile communications company, and Ultra     high-risk stocks. We believe our enhanced    subsequently earned his M.B.A. in finance
Petroleum, an independent oil and gas        investment strategy coupled with our         from The Wharton School at the University
company. Research In Motion benefited from   in-depth bottom-up fundamental stock         of Pennsylvania.
increased sales of hand-held communication   selection process has the potential to
devices such as its BlackBerry--Registered   provide shareholders with consistent                          JAY K. RUSHIN
Trademark-- wireless platform, further       risk-adjusted return over a long-term                         Mr. Rushin, Chartered
penetration of wireless carriers and an      investment horizon.                             [RUSHIN       Financial Analyst, began
                                                                                               PHOTO]      his investment career in
===========================================  ==========================================                    1994 when he joined AIM
                                                                                                           as a portfolio
FUND VS. INDEXES                             TOTAL NET ASSETS              $195 MILLION   administrator. In 1996, he left AIM to
                                                                                          work as an associate equity analyst. He
TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS*              128   returned to AIM as an equity analyst on
EXCLUDING APPLICABLE SALES CHARGES. IF                                                    AIM's small-cap funds in 1998 and was
SALES CHARGES WERE INCLUDED, RETURNS         ==========================================   promoted to senior analyst in 2000. He
WOULD BE LOWER.                                                                           assumed his current duties as portfolio
                                                                                          manager in 2001. A native of Gaithersburg,
Class A Shares                       1.79%                                                MD, Mr. Rushin holds a B.A. in English
                                                                                          from Florida State University.
Class B Shares                       1.04
                                                                                          Assisted by Mid-Cap Growth Team and GARP
Class C Shares                       1.04                                                 Team

Class R Shares                       1.57                                                         [RIGHT ARROW GRAPHIC]

S&P 400 Index                       11.04                                                 FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
S&P 500 Index (Broad-based Index)    9.41                                                 TURN TO PAGE 5.

Russell Midcap Growth Index
(Style-specific Index)               8.77

Lipper Mid-Cap Growth Fund Index
(Peer-group Index)                   6.18

Source: Lipper, Inc.

==========================================

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      to estimate the expenses that you paid       To do so, compare this 5% hypothetical
                                             over the period. Simply divide your          example with the 5% hypothetical examples
As a shareholder of the fund, you incur      account value by $1,000 (for example, an     that appear in the shareholder reports of
two types of costs: (1) transaction costs,   $8,600 account value divided by $1,000 =     the other funds.
which may include sales charges (loads) on   8.6), then multiply the result by the
purchase payments; contingent deferred       number in the table under the heading           Please note that the expenses shown in
sales charges on redemptions; and            entitled "Actual Expenses Paid During        the table are meant to highlight your
redemption fees, if any; and (2) ongoing     Period" to estimate the expenses you paid    ongoing costs only and do not reflect any
costs, including management fees;            on your account during this period.          transactional costs, such as sales charges
distribution and/or service fees (12b-1);                                                 (loads) on purchase payments, contingent
and other fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR                     deferred sales charges on redemptions, and
intended to help you understand your         COMPARISON PURPOSES                          redemption fees, if any. Therefore, the
ongoing costs (in dollars) of investing in                                                hypothetical information is useful in
the fund and to compare these costs with     The table below also provides information    comparing ongoing costs only, and will not
ongoing costs of investing in other mutual   about hypothetical account values and        help you determine the relative total
funds. The example is based on an            hypothetical expenses based on the fund's    costs of owning different funds. In
investment of $1,000 invested at the         actual expense ratio and an assumed rate     addition, if these transactional costs
beginning of the period and held for the     of return of 5% per year before expenses,    were included, your costs would have been
entire period, May 1, 2004-October 31,       which is not the fund's actual return. The   higher.
2004.                                        hypothetical account values and expenses
                                             may not be used to estimate the actual
ACTUAL EXPENSES                              ending account balance or expenses you
                                             paid for the period. You may use this
The table below provides information about   information to compare the ongoing costs
actual account values and actual expenses.   of investing in the fund and other funds.
You may use the information in this table,
together with the amount you invested,

===================================================================================================================================
                                                          ACTUAL                                      HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING ACCOUNT        ENDING ACCOUNT             EXPENSES             ENDING ACCOUNT             EXPENSES
                      VALUE                   VALUE                PAID DURING               VALUE                 PAID DURING
                    (05/01/04)            (10/31/04)(1)             PERIOD(2)              (10/31/04)               PERIOD(2)
Class A            $1,000.00                $984.80                  $ 8.93                $1,016.14                 $ 9.07
Class B             1,000.00                 982.10                   12.16                 1,012.87                  12.35
Class C             1,000.00                 982.10                   12.16                 1,012.87                  12.35
Class R             1,000.00                 983.70                    9.67                 1,015.38                   9.83

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -1.52%, -1.79%, -1.79% and -1.63% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.79%, 2.44%, 2.44% and 1.94% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable  RESULTS OF A $10,000 INVESTMENT
future results.                               11/1/99-10/31/04 (Index results from 10/31/99)

Your fund's total return includes                                                 [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Index results include                                            AIM MID     LIPPER
reinvested dividends. Performance of an                   AIM MID CAP  AIM MID CAP   CAP GROWTH   MID-CAP  RUSSELL
index of funds reflects fund expenses and                 GROWTH FUND  GROWTH FUND      FUND      GROWTH   MIDCAP
management fees; performance of a market                    CLASS A      CLASS B       CLASS C     FUND    GROWTH   S&P 500  S&P 400
index does not. Performance shown in the        DATE        SHARES       SHARES        SHARES     INDEX     INDEX    INDEX    INDEX
CHART does not reflect deduction of taxes
a shareholder would pay on fund                 11/1/1999   $ 9450       $10000        $10000    $10000    $10000   $10000   $10000
distributions or sale of fund shares.           11/99        10660        11270         11270     11254     11036    10203    10525
Performance of the indexes does not             12/99        12984        13700         13700     13602     12946    10803    11150
reflect the effects of taxes.                   1/00         12805        13509         13509     13368     12944    10261    10836
                                                2/00         15895        16760         16760     16719     15665    10067    11595
Since the last reporting period, the fund       3/00         16623        17519         17519     15542     15681    11051    12565
has elected to use the S&P 500 Index as         4/00         14515        15289         15299     13492     14159    10718    12126
its broadbased market index since the S&P       5/00         13382        14079         14089     12279     13127    10499    11975
500 Index is such a widely recognized           6/00         14724        15479         15490     14187     14520    10757    12151
gauge of the stock market. The fund will        7/00         14176        14898         14899     13598     13600    10589    12343
no longer measure its performance against       8/00         15821        16609         16619     15377     15651    11247    13721
the S&P 400 Index, the index published in       9/00         14922        15669         15668     14638     14886    10653    13627
previous reports to shareholders. Because       10/00        13589        14249         14258     13454     13867    10608    13165
this is the first reporting period since        11/00        10953        11479         11488     10641     10854     9772    12171
we have adopted the new index, SEC              12/00        11672        12239         12238     11408     11425     9820    13102
guidelines require that we compare the          1/01         12116        12689         12688     11563     12078    10168    13394
fund's performance to both the old and the      2/01         10141        10620         10619      9828      9989     9242    12630
new index. The fund has also included a         3/01          9225         9650          9649      8785      8559     8657    11691
style-specific index, the Russell Midcap        4/01         10500        10980         10990      9944      9986     9329    12980
Growth Index. The fund believes this index      5/01         10236        10700         10699     10026      9939     9391    13283
more closely reflects the performance of        6/01         10604        11080         11079      9987      9944     9163    13229
the securities in which the fund invests.       7/01         10094        10540         10540      9461      9274     9073    13032
In addition, the unmanaged Lipper Mid-Cap       8/01          9026         9420          9419      8827      8602     8505    12606
Growth Fund Index, which may or may not         9/01          7325         7640          7639      7554      7180     7818    11038
include AIM Mid Cap Growth Fund, is             10/01         8109         8449          8449      7975      7935     7968    11526
included for comparison to a peer group.        11/01         8903         9269          9268      8630      8789     8579    12384
                                                12/01         9196         9569          9569      9004      9123     8654    13023
In evaluating this chart, please note that      1/02          8865         9219          9218      8660      8827     8528    12956
the chart uses a logarithmic scale along        2/02          8175         8499          8499      8229      8326     8363    12972
the vertical axis (the value scale). This       3/02          8828         9169          9168      8748      8962     8678    13899
means that each scale increment always          4/02          8619         8949          8948      8457      8487     8152    13834
represents the same percent change in           5/02          8478         8798          8798      8175      8234     8092    13600
price; in a linear chart each scale             6/02          7608         7898          7898      7440      7325     7516    12605
increment always represents the same            7/02          6729         6978          6978      6638      6614     6930    11383
absolute change in price. In this example,      8/02          6531         6768          6768      6559      6591     6975    11441
the scale increment between $5,000 and          9/02          5878         6089          6088      6151      6067     6218    10520
$10,000 is the same as that between             10/02         6191         6408          6408      6462      6537     6765    10975
$10,000 and $20,000. In a linear chart,         11/02         6625         6858          6858      6845      7049     7163    11610
the latter scale increment would be twice       12/02         6266         6478          6478      6441      6623     6742    11133
as large. The benefit of using a                1/03          6247         6458          6458      6345      6558     6566    10808
logarithmic scale is that it better             2/03          6124         6318          6318      6247      6501     6467    10551
illustrates performance during the fund's       3/03          6209         6408          6417      6337      6622     6530    10639
early years before reinvested                   4/03          6606         6807          6817      6781      7073     7067    11412
distributions and compounding create the        5/03          7126         7347          7357      7342      7753     7439    12358
potential for the original investment to        6/03          7296         7517          7527      7457      7864     7534    12515
grow to very large numbers. Had the chart       7/03          7693         7917          7927      7751      8145     7667    12959
used a linear scale along its vertical          8/03          8109         8347          8347      8132      8593     7816    13547
axis, you would not be able to see as           9/03          7826         8057          8057      7859      8427     7734    13340
clearly the movements in the value of the       10/03         8431         8677          8677      8476      9106     8171    14348
fund and the indexes during the fund's          11/03         8677         8907          8916      8677      9350     8243    14848
early years. We used a logarithmic scale        12/03         8903         9146          9146      8722      9452     8675    15099
because the fund is almost five years old.      1/04          9196         9436          9436      8942      9764     8834    15426
                                                2/04          9309         9556          9556      9065      9927     8957    15796
AVERAGE ANNUAL TOTAL RETURNS                    3/04          9243         9476          9476      9063      9908     8822    15863
As of 10/31/04, including applicable sales      4/04          8713         8926          8926      8776      9629     8683    15343
charges                                         5/04          9006         9226          9226      8967      9856     8802    15661
                                                6/04          9016         9226          9226      9182     10013     8973    16017
CLASS A SHARES                                  7/04          8166         8347          8347      8530      9350     8676    15270
Inception (11/1/99)                -3.01%       8/04          7930         8107          8107      8382      9234     8711    15230
1 Year                             -3.81        9/04          8308         8497          8497      8741      9579     8805    15681
                                                10/04       $ 8582       $ 8595        $ 8770    $ 8999    $ 9904   $ 8940   $15932
CLASS B SHARES                                                                                                 Source: Lipper, Inc.
Inception (11/1/99)                -2.98%       In addition to returns as of the close of
1 Year                             -3.96        the fiscal year, industry regulations         Class R shares' inception date is
                                                require us to provide average annual total 6/3/02. Returns since that date are
CLASS C SHARES                                  returns as of 9/30/04, the most recent     historical returns. All other returns are
Inception (11/1/99)                -2.59%       calendar quarter-end.                      blended returns of historical Class R
1 Year                              0.04                                                   share performance and restated Class A
                                                AVERAGE ANNUAL TOTAL RETURNS               share performance (for periods prior to
CLASS R SHARES                                  As of 9/30/04, most recent calendar        the inception date of Class R shares) at
Inception                          -2.10%       quarter-end, including applicable sales    net asset value, adjusted to reflect the
1 Year                              1.57        charges                                    higher Rule 12b-1 fees applicable to
                                                                                           Class R shares.
                                                CLASS A SHARES
                                                Inception (11/1/99)              -3.70%       The performance data quoted represent
                                                1 Year                            0.34     past performance and cannot guarantee
                                                                                           comparable future results; current
                                                CLASS B SHARES                             performance may be lower or higher.
                                                Inception (11/1/99)              -3.65%    Please visit AIMinvestments.com for the
                                                1 Year                            0.46     most recent month-end performance.
                                                                                           Performance figures reflect reinvested
                                                CLASS C SHARES                             distributions, changes in net asset value
                                                Inception (11/1/99)              -3.25%    and the effect of the maximum sales
                                                1 Year                            4.46     charge unless otherwise stated.
                                                                                           Investment return and principal value
                                                CLASS R SHARES                             will fluctuate so that you may have a
                                                Inception                        -2.76%    gain or loss when you sell shares.
                                                1 Year                            5.93
                                                                                             Class A share performance reflects the
                                                                                           maximum 5.50% sales charge, and Class B
                                                                                           and Class C share performance reflects
                                                                                           the applicable contingent deferred sales
                                                                                           charge (CDSC) for the period involved.
                                                                                           The CDSC on Class B shares declines from
                                                                                           5% beginning at the time of purchase to
                                                                                           0% at the beginning of the seventh year.
                                                                                           The CDSC on Class C shares is 1% for the
                                                                                           first year after purchase. Class R shares
                                                                                           do not have a front-end sales charge;
                                                                                           returns shown are at net asset value and
                                                                                           do not reflect a 0.75% CDSC that may be
                                                                                           imposed on a total redemption of
                                                                                           retirement plan assets within the first
                                                                                           year.

                                                                                              The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                                                                           expenses.
====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM MID CAP GROWTH FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Institutional Class shares have no sales
                                             AVERAGE ANNUAL TOTAL RETURNS                  charge; therefore, performance is at net
The following information has been           For periods ended 10/31/04                    asset value. Performance of Institutional
prepared to provide Institutional Class      Inception                          -1.85%     Class shares will differ from performance
shareholders with a performance overview       1 Year                            2.13      of other share classes due to differing
specific to their holdings. Institutional                                                  sales charges and class expenses.
Class shares are offered exclusively to      =========================================
institutional investors, including           AVERAGE ANNUAL TOTAL RETURNS                     Please note that past performance is
defined contribution plans that meet         For periods ended 9/30/04                     not indicative of future results. More
certain criteria.                            Inception                          -2.52%     recent returns may be more or less than
                                               1 Year                            6.52      those shown. All returns assume
                                                                                           reinvestment of distributions at net
                                             =========================================     asset value. Investment return and
                                                                                           principal value will fluctuate so your
                                             Institutional Class shares' inception         shares, when redeemed, may be worth more
                                             date is 4/30/04. Returns since that date      or less than their original cost. See
                                             are historical returns. All other returns     full report for information on
                                             are blended returns of historical             comparative benchmarks. Please consult
                                             Institutional Class share performance and     your fund prospectus for more
                                             restated Class A share performance (for       information. For the most current
                                             periods prior to the inception date of        month-end performance, please call
                                             Institutional Class shares) at net asset      800-451-4246 or visit AIMinvestments.com.
                                             value and reflect the higher Rule 12b-1
                                             fees applicable to Class A shares. Class
                                             A shares' inception date is 11/1/99.
                                             Institutional Class shares would have had
                                             different returns due to differences in
                                             the expense structure of the
                                             Institutional Class.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         MCG-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account        other funds. To do so, compare this 5%
                                             value divided by $1,000 = 8.6), then          hypothetical example with the 5%
As a shareholder of the fund, you incur      multiply the result by the number in the      hypothetical examples that appear in the
ongoing costs, including management fees;    table under the heading entitled "Actual      shareholder reports of the other funds.
and other fund expenses. This example is     Expenses Paid During Period" to estimate
intended to help you understand your         the expenses you paid on your account            Please note that the expenses shown in
ongoing costs (in dollars) of investing      during this period.                           the table are meant to highlight your
in the fund and to compare these costs                                                     ongoing costs only. Therefore, the
with ongoing costs of investing in other     HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
mutual funds. The example is based on an     COMPARISON PURPOSES                           comparing ongoing costs only, and will
investment of $1,000 invested at the                                                       not help you determine the relative total
beginning of the period and held for the     The table below also provides information     costs of owning different funds.
entire period, May 1, 2004, to October       about hypothetical account values and
31, 2004.                                    hypothetical expenses based on the fund's
                                             actual expense ratio and an assumed rate
ACTUAL EXPENSES                              of return of 5% per year before expenses,
                                             which is not the fund's actual return.
The table below provides information         The hypothetical account values and
about actual account values and actual       expenses may not be used to estimate the
expenses. You may use the information in     actual ending account balance or expenses
this table, together with the amount you     you paid for the period. You may use this
invested, to estimate the expenses that      information to compare the ongoing costs
you paid over the period. Simply divide      of investing in the fund and
your account value by

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00            $988.10              $5.55             $1,019.56             $5.63

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was -1.19% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 1.11% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com              MCG-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.10%

ADVERTISING-0.73%

Omnicom Group Inc.                              18,000    $ 1,420,200
=====================================================================

AEROSPACE & DEFENSE-0.68%

L-3 Communications Holdings, Inc.               20,000      1,318,600
=====================================================================

AIR FREIGHT & LOGISTICS-0.64%

Robinson (C.H.) Worldwide, Inc.                 23,000      1,240,620
=====================================================================

APPAREL RETAIL-2.24%

Chico's FAS, Inc.(a)                            44,000      1,761,320
---------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)          55,000      1,289,200
---------------------------------------------------------------------
Urban Outfitters, Inc.(a)                       32,000      1,312,000
=====================================================================
                                                            4,362,520
=====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.96%

Coach, Inc.(a)                                  40,000      1,865,200
=====================================================================

APPLICATION SOFTWARE-2.70%

Amdocs Ltd. (United Kingdom)(a)                 85,200      2,142,780
---------------------------------------------------------------------
Intuit Inc.(a)                                  40,000      1,814,400
---------------------------------------------------------------------
Mercury Interactive Corp.(a)                    30,000      1,302,900
=====================================================================
                                                            5,260,080
=====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.46%

Calamos Asset Management, Inc.-Class A(a)       60,700      1,183,650
---------------------------------------------------------------------
Franklin Resources, Inc.                        18,000      1,091,160
---------------------------------------------------------------------
Investors Financial Services Corp.(b)           55,000      2,116,950
---------------------------------------------------------------------
Legg Mason, Inc.                                37,000      2,357,270
=====================================================================
                                                            6,749,030
=====================================================================

AUTO PARTS & EQUIPMENT-0.55%

Autoliv, Inc.                                   25,000      1,068,750
=====================================================================

BIOTECHNOLOGY-3.87%

Cephalon, Inc.(a)                               21,000      1,001,070
---------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                       22,000      1,029,380
---------------------------------------------------------------------
Gen-Probe Inc.(a)                               32,000      1,121,280
---------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        35,000      1,212,050
---------------------------------------------------------------------
Invitrogen Corp.(a)                             17,200        995,880
---------------------------------------------------------------------
Martek Biosciences Corp.(a)                     26,000      1,223,456
---------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                    15,000        974,700
=====================================================================
                                                            7,557,816
=====================================================================

BROADCASTING & CABLE TV-1.22%

Univision Communications Inc.-Class A(a)        77,000      2,383,920
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


BUILDING PRODUCTS-1.02%

Masco Corp.                                     58,000    $ 1,987,080
=====================================================================

CASINOS & GAMING-0.52%

Station Casinos, Inc.                           20,000      1,019,000
=====================================================================

COMMUNICATIONS EQUIPMENT-4.94%

Avaya Inc.(a)                                  140,000      2,016,000
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                   100,000      2,064,000
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                       40,300      1,072,383
---------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)             21,000      1,852,200
---------------------------------------------------------------------
Scientific-Atlanta, Inc.                        52,400      1,435,236
---------------------------------------------------------------------
UTStarcom, Inc.(a)(b)                           70,000      1,198,400
=====================================================================
                                                            9,638,219
=====================================================================

COMPUTER & ELECTRONICS RETAIL-0.76%

Best Buy Co., Inc.                              25,000      1,480,500
=====================================================================

COMPUTER HARDWARE-0.82%

PalmOne, Inc.(a)(b)                             55,000      1,593,350
=====================================================================

COMPUTER STORAGE & PERIPHERALS-1.16%

Emulex Corp.(a)                                 92,000        966,920
---------------------------------------------------------------------
QLogic Corp.(a)                                 40,000      1,300,000
=====================================================================
                                                            2,266,920
=====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.65%

Cummins Inc.(b)                                 18,000      1,261,440
=====================================================================

CONSUMER FINANCE-0.82%

First Marblehead Corp. (The)(a)                 30,000      1,608,000
=====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.52%

Affiliated Computer Services, Inc.-Class A(a)   20,000      1,091,000
---------------------------------------------------------------------
Alliance Data Systems Corp.(a)                  50,000      2,114,000
---------------------------------------------------------------------
DST Systems, Inc.(a)                            30,000      1,345,500
---------------------------------------------------------------------
Fiserv, Inc.(a)                                 65,000      2,310,100
=====================================================================
                                                            6,860,600
=====================================================================

DEPARTMENT STORES-1.70%

Kohl's Corp.(a)                                 39,900      2,025,324
---------------------------------------------------------------------
Nordstrom, Inc.                                 30,000      1,295,400
=====================================================================
                                                            3,320,724
=====================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.35%

Apollo Group, Inc.-Class A(a)                   18,000      1,188,000
---------------------------------------------------------------------
Career Education Corp.(a)                       35,000      1,097,950
---------------------------------------------------------------------
Cintas Corp.                                    30,000      1,294,200
---------------------------------------------------------------------


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Corporate Executive Board Co. (The)             32,000    $ 2,036,800
---------------------------------------------------------------------
Corrections Corp. of America(a)                 48,800      1,695,800
---------------------------------------------------------------------
ITT Educational Services, Inc.(a)               31,000      1,178,310
=====================================================================
                                                            8,491,060
=====================================================================

DRUG RETAIL-0.60%

Shoppers Drug Mart Corp. (Canada)(a)            38,300      1,165,133
=====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.25%

Agilent Technologies, Inc.(a)                   97,000      2,430,820
=====================================================================

ELECTRONIC MANUFACTURING SERVICES-0.54%

Benchmark Electronics, Inc.(a)                  31,000      1,053,070
=====================================================================

EMPLOYMENT SERVICES-1.69%

Manpower Inc.                                   42,000      1,900,500
---------------------------------------------------------------------
Monster Worldwide Inc.(a)                       50,000      1,402,500
=====================================================================
                                                            3,303,000
=====================================================================

ENVIRONMENTAL SERVICES-0.65%

Stericycle, Inc.(a)                             28,000      1,269,240
=====================================================================

GENERAL MERCHANDISE STORES-1.79%

Dollar Tree Stores, Inc.(a)                     70,000      2,023,000
---------------------------------------------------------------------
Family Dollar Stores, Inc.                      50,000      1,477,500
=====================================================================
                                                            3,500,500
=====================================================================

HEALTH CARE DISTRIBUTORS-0.80%

Schein (Henry), Inc.(a)                         24,800      1,568,104
=====================================================================

HEALTH CARE EQUIPMENT-4.81%

Biomet, Inc.                                    22,000      1,026,960
---------------------------------------------------------------------
Fisher Scientific International Inc.(a)         25,000      1,434,000
---------------------------------------------------------------------
INAMED Corp.(a)                                 26,000      1,381,900
---------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                       27,000      1,345,410
---------------------------------------------------------------------
PerkinElmer, Inc.                               80,000      1,643,200
---------------------------------------------------------------------
Waters Corp.(a)                                 24,000        990,960
---------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                        20,000      1,551,800
=====================================================================
                                                            9,374,230
=====================================================================

HEALTH CARE FACILITIES-1.24%

Community Health Systems Inc.(a)                90,000      2,413,800
=====================================================================

HEALTH CARE SERVICES-2.08%

Caremark Rx, Inc.(a)                            65,000      1,948,050
---------------------------------------------------------------------
Express Scripts, Inc.(a)                        33,000      2,112,000
=====================================================================
                                                            4,060,050
=====================================================================

HEALTH CARE SUPPLIES-0.50%

Cooper Cos., Inc. (The)                         14,000        984,900
=====================================================================

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------


HOME FURNISHINGS-0.52%

Mohawk Industries, Inc.(a)                      12,000    $ 1,020,960
=====================================================================

HOMEBUILDING-0.93%

Pulte Homes, Inc.                               33,000      1,811,040
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.33%

Kerzner International Ltd. (Bahamas)(a)         19,000        963,680
---------------------------------------------------------------------
Marriott International, Inc.-Class A            30,000      1,634,700
=====================================================================
                                                            2,598,380
=====================================================================

HOUSEWARES & SPECIALTIES-0.96%

Jarden Corp.(a)                                 53,500      1,878,920
=====================================================================

INDUSTRIAL MACHINERY-0.75%

Eaton Corp.                                     23,000      1,470,850
=====================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)            58,700      2,110,265
=====================================================================

INTEGRATED OIL & GAS-0.86%

Murphy Oil Corp.                                21,000      1,680,420
=====================================================================

INTERNET SOFTWARE & SERVICES-1.28%

Ask Jeeves, Inc.(a)                             45,000      1,160,100
---------------------------------------------------------------------
SINA Corp. (Cayman Islands)(a)                  40,000      1,340,000
=====================================================================
                                                            2,500,100
=====================================================================

IT CONSULTING & OTHER SERVICES-1.13%

Cognizant Technology Solutions Corp.-Class
  A(a)                                          65,000      2,210,000
=====================================================================

LEISURE PRODUCTS-1.51%

Brunswick Corp.                                 35,000      1,642,200
---------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                     85,000      1,309,000
=====================================================================
                                                            2,951,200
=====================================================================

MANAGED HEALTH CARE-2.29%

Aetna Inc.                                      19,000      1,805,000
---------------------------------------------------------------------
Anthem, Inc.(a)                                 33,000      2,653,200
=====================================================================
                                                            4,458,200
=====================================================================

MULTI-LINE INSURANCE-0.66%

Quanta Capital Holdings Ltd. (Bermuda)(a)      144,200      1,297,800
=====================================================================

OIL & GAS DRILLING-1.73%

Noble Corp. (Cayman Islands)(a)                 25,000      1,142,000
---------------------------------------------------------------------
Patterson-UTI Energy, Inc.                      63,000      1,211,490
---------------------------------------------------------------------
Pride International, Inc.(a)                    55,000      1,016,400
=====================================================================
                                                            3,369,890
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.50%

Varco International, Inc.(a)                    35,000        968,800
=====================================================================


                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.73%

Ultra Petroleum Corp. (Canada)(a)               35,000    $ 1,701,000
---------------------------------------------------------------------
XTO Energy Inc.                                 50,000      1,669,000
=====================================================================
                                                            3,370,000
=====================================================================

PHARMACEUTICALS-4.14%

Barr Pharmaceuticals Inc.(a)                    35,000      1,317,750
---------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)                    36,000      1,285,200
---------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)         40,000      1,626,800
---------------------------------------------------------------------
MGI Pharma, Inc.(a)                             50,000      1,333,500
---------------------------------------------------------------------
Sepracor Inc.(a)                                24,000      1,102,320
---------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                      50,000      1,420,000
=====================================================================
                                                            8,085,570
=====================================================================

PUBLISHING-0.70%

Getty Images, Inc.(a)(b)                        23,000      1,359,990
=====================================================================

REAL ESTATE-0.92%

New Century Financial Corp.                     32,500      1,792,375
=====================================================================

REGIONAL BANKS-0.61%

Commerce Bancorp, Inc.                          20,000      1,184,800
=====================================================================

REINSURANCE-0.77%

Everest Re Group, Ltd. (Bermuda)                19,000      1,508,030
=====================================================================

RESTAURANTS-0.65%

Brinker International, Inc.(a)                  39,000      1,259,700
=====================================================================

SEMICONDUCTOR EQUIPMENT-0.99%

Novellus Systems, Inc.(a)                       74,800      1,938,068
=====================================================================

SEMICONDUCTORS-3.07%

ATI Technologies Inc. (Canada)(a)               70,000      1,263,500
---------------------------------------------------------------------
Broadcom Corp.-Class A(a)                       45,000      1,217,250
---------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)      75,000      2,142,750
---------------------------------------------------------------------
Microchip Technology Inc.                       45,000      1,361,250
=====================================================================
                                                            5,984,750
=====================================================================

SPECIALTY CHEMICALS-0.57%

Ecolab Inc.                                     33,000      1,117,050
=====================================================================

SPECIALTY STORES-3.64%

Advance Auto Parts, Inc.(a)                     45,000      1,760,400
---------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                       50,000      2,039,500
---------------------------------------------------------------------
Staples, Inc.                                   60,000      1,784,400
---------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        40,000      1,526,800
=====================================================================
                                                            7,111,100
=====================================================================

SYSTEMS SOFTWARE-3.10%

Computer Associates International, Inc.         50,000      1,385,500
---------------------------------------------------------------------

                                                            MARKET
                                               SHARES        VALUE
---------------------------------------------------------------------

SYSTEMS SOFTWARE-(CONTINUED)

Novell, Inc.(a)                                175,000    $ 1,258,250
---------------------------------------------------------------------
Red Hat, Inc.(a)(b)                             80,000      1,027,200
---------------------------------------------------------------------
Symantec Corp.(a)                               16,600        945,204
---------------------------------------------------------------------
VERITAS Software Corp.(a)                       65,000      1,422,200
=====================================================================
                                                            6,038,354
=====================================================================

TECHNOLOGY DISTRIBUTORS-1.02%

CDW Corp.                                       32,000      1,984,960
=====================================================================

THRIFTS & MORTGAGE FINANCE-1.53%

Doral Financial Corp. (Puerto Rico)             40,000      1,679,200
---------------------------------------------------------------------
W Holding Co., Inc. (Puerto Rico)               65,000      1,299,350
=====================================================================
                                                            2,978,550
=====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.38%

Fastenal Co.                                    21,000      1,159,830
---------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A         45,000      1,536,300
=====================================================================
                                                            2,696,130
=====================================================================

TRUCKING-1.11%

Sirva Inc.(a)                                   90,000      2,160,000
=====================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.38%

AO VimpelCom-ADR (Russia)(a)                    11,000      1,254,000
---------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)               100,000      1,684,000
---------------------------------------------------------------------
NII Holdings Inc.(a)(b)                         38,000      1,682,260
---------------------------------------------------------------------
SpectraSite, Inc.(a)                            38,500      1,975,050
=====================================================================
                                                            6,595,310
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $164,645,208)                       191,368,038
=====================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE
OPTIONS PURCHASED-0.01%

PUTS-0.01%

XTO Energy Inc. (Oil & Gas Exploration &
  Production) (Cost $70,660)                      500        $30        Nov-04            8,750
===============================================================================================

                                                SHARES
MONEY MARKET FUNDS-1.86%

Liquid Assets Portfolio-Institutional
  Class(c)                                     1,818,420      1,818,420
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    1,818,420      1,818,420
=======================================================================
    Total Money Market Funds (Cost
      $3,636,840)                                             3,636,840
=======================================================================
TOTAL INVESTMENTS-99.97% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $168,352,708)               195,013,628
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.48%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  6,790,375   $  6,790,375
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,790,375)                                       6,790,375
=======================================================================
TOTAL INVESTMENTS-103.45% (Cost $175,143,083)               201,804,003
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.45%)                        (6,732,117)
=======================================================================
NET ASSETS-100.00%                                         $195,071,886
_______________________________________________________________________
=======================================================================

Investment Abbreviations

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $164,715,868)*                               $ 191,376,788
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,427,215)                              10,427,215
============================================================
    Total investments (cost $175,143,083)        201,804,003
============================================================
Receivables for:
  Investments sold                                 5,998,273
------------------------------------------------------------
  Fund shares sold                                   140,843
------------------------------------------------------------
  Dividends                                           23,987
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                27,100
------------------------------------------------------------
Other assets                                          33,155
============================================================
    Total assets                                 208,027,361
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,257,491
------------------------------------------------------------
  Fund shares reacquired                             663,500
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  32,411
------------------------------------------------------------
  Collateral upon return of securities loaned      6,790,375
------------------------------------------------------------
Accrued distribution fees                            104,705
------------------------------------------------------------
Accrued trustees' fees                                   941
------------------------------------------------------------
Accrued transfer agent fees                           26,248
------------------------------------------------------------
Accrued operating expenses                            79,804
============================================================
    Total liabilities                             12,955,475
============================================================
Net assets applicable to shares outstanding    $ 195,071,886
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 307,591,806
------------------------------------------------------------
Undistributed net investment income (loss)           (29,371)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (139,144,919)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               26,654,370
============================================================
                                               $ 195,071,886
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  99,261,624
____________________________________________________________
============================================================
Class B                                        $  70,420,726
____________________________________________________________
============================================================
Class C                                        $  24,503,049
____________________________________________________________
============================================================
Class R                                        $     876,607
____________________________________________________________
============================================================
Institutional Class                            $       9,880
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           10,934,912
____________________________________________________________
============================================================
Class B                                            8,033,455
____________________________________________________________
============================================================
Class C                                            2,794,530
============================================================
Class R                                               97,064
____________________________________________________________
============================================================
Institutional Class                                    1,085
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.08
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.08 divided by
      94.50%)                                  $        9.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        8.77
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        8.77
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        9.03
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        9.11
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $6,544,219 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,918)          $   683,992
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $63,247)*                            153,142
=========================================================================
    Total investment income                                       837,134
=========================================================================

EXPENSES:

Advisory fees                                                   1,780,749
-------------------------------------------------------------------------
Administrative services fees                                       86,224
-------------------------------------------------------------------------
Custodian fees                                                     61,905
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         394,349
-------------------------------------------------------------------------
  Class B                                                         802,204
-------------------------------------------------------------------------
  Class C                                                         291,132
-------------------------------------------------------------------------
  Class R                                                           2,920
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        912,181
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              9
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,001
-------------------------------------------------------------------------
Other                                                             281,545
=========================================================================
    Total expenses                                              4,629,219
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (42,438)
=========================================================================
    Net expenses                                                4,586,781
=========================================================================
Net investment income (loss)                                   (3,749,647)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from investment securities                    9,151,671
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (2,975,847)
-------------------------------------------------------------------------
  Foreign currencies                                               (6,549)
=========================================================================
                                                               (2,982,396)
=========================================================================
Net gain from investment securities                             6,169,275
=========================================================================
Net increase in net assets resulting from operations          $ 2,419,628
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,749,647)   $ (2,955,493)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   9,151,671      14,307,340
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (2,982,396)     42,907,455
==========================================================================================
    Net increase in net assets resulting from operations         2,419,628      54,259,302
==========================================================================================
Share transactions-net:
  Class A                                                      (10,422,993)     18,339,848
------------------------------------------------------------------------------------------
  Class B                                                      (11,811,705)      1,788,121
------------------------------------------------------------------------------------------
  Class C                                                       (4,684,464)      5,771,210
------------------------------------------------------------------------------------------
  Class R                                                          676,095         197,900
------------------------------------------------------------------------------------------
  Institutional Class                                               10,000              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (26,233,067)     26,097,079
==========================================================================================
    Net increase (decrease) in net assets                      (23,813,439)     80,356,381
==========================================================================================

NET ASSETS:

  Beginning of year                                            218,885,325     138,528,944
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(29,371) and $(24,611), respectively)          $195,071,886    $218,885,325
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 2.00%, 2.65%, 2.65%, 2.15% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $2,147.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $36,467 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $86,224 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $912,181 for Class A, Class B, Class C and Class R shares and $9 for Institutional Class shares and reimbursed fees for the Institutional Class shares of $4. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $394,349 $802,204, $291,132 and $2,920, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $77,275 in front-end sales commissions from the sale of Class A shares and $120, $12,045, $4,411 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 6,039,656     $ 60,161,675    $(64,382,911)         $ --          $1,818,420     $45,344        $ --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            6,039,656       60,161,675     (64,382,911)           --           1,818,420      44,551          --
===========================================================================================================================
  Subtotal       $12,079,312     $120,323,350    $(128,765,822)        $ --          $3,636,840     $89,895        $ --
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                    UNREALIZED
                 MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND               10/31/03        AT COST        FROM SALES      (DEPRECIATION)      10/31/04      INCOME*     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 1,593,500     $ 86,506,068    $ (88,099,568)        $ --         $        --     $58,446        $ --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --       19,094,475      (12,304,100)          --           6,790,375       4,801          --
===========================================================================================================================
  Subtotal       $ 1,593,500     $105,600,543    $(100,403,668)        $ --         $ 6,790,375     $63,247        $ --
===========================================================================================================================
  Total          $13,672,812     $225,923,893    $(229,169,490)        $ --         $10,427,215     $153,142       $ --
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $2,622,166 and $702,736, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $3,820 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3,820.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $5,035 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $6,544,219 were on loan to brokers. The loans were secured by cash collateral of $6,790,375 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $63,247 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $  25,453,299
---------------------------------------------------------------------------
Temporary book/tax differences                                      (29,371)
---------------------------------------------------------------------------
Capital loss carryforward                                      (137,943,848)
---------------------------------------------------------------------------
Shares of beneficial interest                                   307,591,806
===========================================================================
Total net assets                                              $ 195,071,886
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(6,550).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $8,876,974 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $    407,338
-----------------------------------------------------------------------------
October 31, 2009                                                  86,724,292
-----------------------------------------------------------------------------
October 31, 2010                                                  50,812,218
=============================================================================
Total capital loss carryforward                                 $137,943,848
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $358,096,030 and $382,393,967, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $29,338,178
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,878,329)
===============================================================================
Net unrealized appreciation of investment securities               $25,459,849
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $176,344,154.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income (loss) was increased by $3,744,887 and shares of beneficial interest decreased by $3,744,887. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,366,280    $ 31,467,821     7,664,279    $ 58,252,871
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,689,471      15,326,444     3,281,689      24,068,217
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,055,967       9,613,286     1,644,878      12,124,964
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         79,652         742,690        25,518         209,495
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           1,085          10,000            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        287,382       2,711,609       189,563       1,431,485
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (296,604)     (2,711,609)     (194,530)     (1,431,485)
======================================================================================================================
Reacquired:
  Class A                                                     (4,869,016)    (44,602,423)   (5,404,259)    (41,344,508)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,730,826)    (24,426,540)   (2,879,424)    (20,848,611)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,595,627)    (14,297,750)     (872,689)     (6,353,754)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         (7,765)        (66,595)       (1,487)        (11,595)
======================================================================================================================
                                                              (3,020,001)   $(26,233,067)    3,453,538    $ 26,097,079
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b)  Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                      ----------------------------------------------------         OCTOBER 31,
                                                       2004             2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  8.92         $   6.54       $  8.58       $ 14.38           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.13)(a)        (0.11)(a)     (0.13)(a)     (0.11)(a)          (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.29             2.49         (1.91)        (5.69)              4.50
=================================================================================================================================
    Total from investment operations                     0.16             2.38         (2.04)        (5.80)              4.38
=================================================================================================================================
Net asset value, end of period                        $  9.08         $   8.92       $  6.54       $  8.58           $  14.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          1.79%           36.39%       (23.78)%      (40.33)%            43.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $99,262         $108,436       $63,463       $94,457           $114,913
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.74%(c)(d)      1.90%         1.83%         1.65%              1.63%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (1.36)%(c)       (1.42)%       (1.49)%       (1.06)%            (0.76)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                167%             211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $112,671,098.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.76%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                       ---------------------------------------------------         OCTOBER 31,
                                                        2004            2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.25           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.18)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)          (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.27            2.43         (1.87)        (5.62)              4.47
=================================================================================================================================
    Total from investment operations                      0.09            2.28         (2.05)        (5.80)              4.25
=================================================================================================================================
Net asset value, end of period                         $  8.77         $  8.68       $  6.40       $  8.45           $  14.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           1.04%          35.63%       (24.26)%      (40.70)%            42.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $70,421         $81,298       $58,654       $81,905           $103,893
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.39%(c)(d)     2.55%         2.48%         2.32%              2.32%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (2.01)%(c)      (2.07)%       (2.14)%       (1.73)%            (1.45)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 167%            211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $80,220,450.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                       ---------------------------------------------------         OCTOBER 31,
                                                        2004            2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  8.68         $  6.40       $  8.45       $ 14.26           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.18)(a)       (0.15)(a)     (0.18)(a)     (0.18)(a)         (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.27            2.43         (1.87)        (5.63)             4.48
=================================================================================================================================
    Total from investment operations                      0.09            2.28         (2.05)        (5.81)             4.26
=================================================================================================================================
Net asset value, end of period                         $  8.77         $  8.68       $  6.40       $  8.45           $ 14.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           1.04%          35.63%       (24.26)%      (40.74)%           42.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $24,503         $28,928       $16,404       $23,971           $29,969
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   2.39%(c)(d)     2.55%         2.48%         2.32%             2.32%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (2.01)%(c)      (2.07)%       (2.14)%       (1.73)%           (1.45)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 167%            211%          185%          173%              183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $29,113,161.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.41%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                               CLASS R
                                                              -----------------------------------------
                                                                                          JUNE 3, 2002
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2004           2003            2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.89          $ 6.54          $  8.73
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.14)(a)       (0.13)(a)        (0.05)(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.28            2.48            (2.14)
=======================================================================================================
    Total from investment operations                           0.14            2.35            (2.19)
=======================================================================================================
Net asset value, end of period                                $9.03          $ 8.89          $  6.54
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                1.57%          35.93%          (25.09)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 877          $  224          $     7
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets                        1.89%(c)(d)     2.05%            1.98%(e)
=======================================================================================================
Ratio of net investment income (loss) to average net assets   (1.51)%(c)      (1.57)%          (1.64)%(e)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(f)                                      167%            211%             185%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $584,032.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.91%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                    OCTOBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.22
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.04)(a)
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.07)
===================================================================================
    Total from investment operations                                   (0.11)
===================================================================================
Net asset value, end of period                                        $ 9.11
___________________________________________________________________________________
===================================================================================
Total return(b)                                                        (1.19)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   10
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets                                 1.20%(c)(d)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.82)%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                               167%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,671.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.28% (annualized).
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

  Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee

Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Mid Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933           2003               Chairman, Lawsuit Resolution Services (California)
  Trustee
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations, Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959       2004               Senior Vice President, A I M Management Group Inc.
  Senior Vice President and Chief                      (financial services holding company); Senior Vice President
  Compliance Officer                                   and Chief Compliance Officer, A I M Advisors, Inc.; Vice
                                                       President and Chief Compliance Officer, A I M Capital
                                                       Management, Inc. and A I M Distributors, Inc.; and Vice
                                                       President, AIM Investment Services, Inc. and Fund Management
                                                       Company
                                                       Formerly: Senior Vice President and Compliance Director,
                                                       Delaware Investments Family of Funds
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956           2003               Director, Senior Vice President, Secretary and General
  Senior Vice President,                               Counsel, A I M Management Group Inc. (financial services
  Secretary and Chief Legal                            holding company) and A I M Advisors, Inc.; Director and Vice
  Officer                                              President, INVESCO Distributors, Inc.; Vice President, A I M
                                                       Capital Management, Inc., and AIM Investment Services, Inc.;
                                                       Director, Vice President and General Counsel, Fund
                                                       Management Company and Senior Vice President, A I M
                                                       Distributors, Inc.
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; Senior Vice President and General
                                                       Counsel, Liberty Funds Group, LLC and Vice President, A I M
                                                       Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Director of Money Market Research and
  Vice President                                       Special Projects, A I M Capital Management, Inc.; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961         2004               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
                                                       Formerly: Senior Vice President, AIM Investment Services,
                                                       Inc.; and Vice President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960         2004               Director of Cash Management, Managing Director and Chief
  Vice President                                       Cash Management Officer, A I M Capital Management, Inc;
                                                       Director and President, Fund Management Company; and Vice
                                                       President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940           1999               Executive Vice President, A I M Management Group, Inc.;
  Vice President                                       Senior Vice President, A I M Advisors, Inc., and President,
                                                       Director of Investments, Chief Executive Officer and Chief
                                                       Investment Officer, A I M Capital Management, Inc.
                                                       Formerly: Director of A I M Advisors, Inc. and A I M
                                                       Management Group Inc., A I M Advisors, Inc.; and Director
                                                       and Chairman, A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
--------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933          General Chemical
  Trustee                          Group, Inc.
-------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942               None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959      N/A
  Senior Vice President and Chief
  Compliance Officer
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956          N/A
  Senior Vice President,
  Secretary and Chief Legal
  Officer
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961        N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960        N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, TX
                                                 77046-1173            77010-4035
COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                              SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                    AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ===============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ===============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com               MCG-AR-1               A I M Distributors. Inc.


                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                     AIM SELECT BASIC VALUE FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM SELECT BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================


ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT           net asset values calculated for
                                                                                         shareholder transactions. Generally
o Class B shares are not available as an     o The unmanaged Russell 1000--Registered    accepted accounting principles require
investment for retirement plans              Trademark-- Index represents the            adjustments to be made to the net assets
maintained pursuant to Section 401 of        performance of the stocks of                of the fund at period end for financial
the Internal Revenue Code, including         large-capitalization companies.             reporting purposes, and as such, the net
401(k) plans, money purchase pension                                                     asset values for shareholder
plans and profit sharing plans.              o The unmanaged Standard & Poor's           transactions and the returns based on
                                             Composite Index of 500 Stocks (the S&P      those net asset values may differ from
PRINCIPAL RISKS OF INVESTING IN THE FUND     500--Registered Trademark-- Index) is an    the net asset values and returns
                                             index of common stocks frequently used      reported in the Financial Highlights.
o International investing presents           as a general measure of U.S. stock
certain risks not associated with            market performance.                         o Industry classifications used in this
investing solely in the United States.                                                   report are generally according to the
These include risks relating to              o The unmanaged Lipper Multi-Cap Value      Global Industry Classification Standard,
fluctuations in the value of the U.S.        Fund Index represents an average of the     which was developed by and is the
dollar relative to the values of other       performance of the 30 largest               exclusive property and a service mark of
currencies, the custody arrangements         multi-capitalization value funds tracked    Morgan Stanley Capital International
made for the fund's foreign holdings,        by Lipper, Inc., an independent mutual      Inc. and Standard & Poor's.
differences in accounting, political         fund performance monitor.
risks and the lesser degree of public                                                    The fund files its complete schedule of
information required to be provided by       o The unmanaged Russell 1000--Registered    portfolio holdings with the Securities
non-U.S. companies. The fund may invest      Trademark-- Value Index is a subset of      and Exchange Commission ("SEC") for the
up to 25% of its assets in the               the unmanaged Russell 1000 Index, which     1st and 3rd quarters of each fiscal year
securities of non-U.S. issuers.              represents the performance of the stocks    on Form N-Q. The Fund's Form N-Q filings
                                             of large-capitalization companies; the      are available on the SEC's Web site at
o By concentrating on a small number of      Value subset measures the performance of    http://www.sec.gov. Copies of the fund's
holdings, the fund carries greater risk      Russell 1000 companies with lower           Forms N-Q may be reviewed and copied at
because each investment has a greater        price/book ratios and lower forecasted      the SEC's Public Reference Room at 450
effect on the fund's overall                 growth values.                              Fifth Street, N.W., Washington, D.C.
performance.                                                                             20549-0102. You can obtain information
                                             o The unmanaged MSCI World Index is a       on the operation of the Public Reference
o The fund may participate in the            group of global securities tracked by       Room, including information about
initial public offering (IPO) market in      Morgan Stanley Capital International.       duplicating fee charges, by calling
some market cycles. A significant                                                        1-202-942-8090 or by electronic request
portion of the fund's returns during         o The fund is not managed to track the      at the following e-mail address: The SEC
certain periods was attributable to its      performance of any particular index,        file numbers for the fund are 811-1424
investments in IPOs. These investments       including the indexes defined here, and     and 2-25469. The fund's most recent
have a magnified impact when the fund's      consequently, the performance of the        portfolio holdings, as filed on Form
asset base is relatively small. As the       fund may deviate significantly from the     N-Q, are also available at
fund's assets grow, the impact of IPO        performance of the indexes.                 AIMinvestments.com.
investments will decline, which may
reduce the effect of IPO investments on      o A direct investment cannot be made in     Information regarding how the fund voted
the fund's total return. For additional      an index. Unless otherwise indicated,       proxies related to its portfolio
information regarding the impact of IPO      index results include reinvested            securities during the 12 months ended
investments on the fund's performance,       dividends, and they do not reflect sales    6/30/04 is available at our Web site. Go
please see the fund's prospectus.            charges. Performance of an index of         to AIMinvestments.com, click on About
                                             funds reflects fund expenses;               Us, then on Required Notices and then
o Investing in small and mid-size            performance of a market index does not.     select your fund from the drop-down
companies involves risks not associated                                                  menu.
with investing in more established           OTHER INFORMATION
companies, including business risk,                                                      A description of the policies and
significant stock price fluctuations and     o The returns shown in the Management's     procedures that the Fund uses to
illiquidity.                                 Discussion of Fund Performance are based    determine how to vote proxies relating
                                             on                                          to portfolio securities is available
                                                                                         without charge, upon request, by calling
                                                                                         800-959-4246, or on the AIM Web site,
                                                                                         AIMinvestments.com. Scroll down on the
                                                                                         home page and click on AIM Funds or
                                                                                         INVESCO Funds Proxy Voting Policies.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,


                    /s/ ROBERT H. GRAHAM        /s/ MARK H. WILLIAMSON
                    -------------------------   --------------------------------
                    Robert H. Graham            Mark H. Williamson
                    Chairman, AIM Investments   CEO & President, AIM Investments
                    President & Vice Chairman,  Trustee, AIM Funds
                    AIM Funds


                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND PRODUCED ATTRACTIVE RETURNS                                                          believed to be a significant valuation
BUT UNDERPERFORMED BENCHMARKS                                                             opportunity.

For the fiscal year ended October 31,        of economic growth. Higher commodity            Tyco was one of the fund's top
2004, Class A shares of AIM Select Basic     prices and a more restrictive monetary       performing stocks for the second year in
Value Fund returned 8.33% at net asset       policy were key issues, and a moderation     a row, validating the magnitude of the
value. PERFORMANCE SHOWN AT NAV DOES NOT     of what had been generally strong levels     investment opportunity created during
INCLUDE FRONT-END SALES CHARGES, WHICH       of consumer confidence and manufacturing     the 2002 scandal. As we believed at the
WOULD HAVE REDUCED THE PERFORMANCE.          activity served to validate concerns.        time, the market position and intrinsic
Results for other share classes are                                                       value of Tyco proved far more durable
shown in the table on page 3. The fund          During the fiscal year, the fund          than investors believed in the midst of
underperformed its benchmarks, the S&P       experienced solid gains from its             the Kozlowski malfeasance charges. We
500 Index, the Russell 1000 Value Index      industrial holdings, led by Tyco. Both       continued to believe Tyco was one of the
and the Lipper Multi-Cap Value Fund          the consumer discretionary and energy        better investment opportunities within
Index, which returned 9.41%, 15.45% and      sectors were also key contributors given     the industrial sector of the economy,
12.93%, respectively.                        the strong performance of both Brunswick     although the valuation was not as
                                             and Transocean. Consumer staples was the     compelling after rising more than 200%
   The fund underperformed its               fund's worst-performing sector, with         since the 2002 lows. Consequently we
benchmarks partly because of its             particular weakness in food retailers        reduced our position in the company from
relatively low weight in energy, the         Kroger Co. and Safeway Inc.                  peak levels during the period.
best performing sector of the market,
along with poor performance from its            The largest detractor to fund             YOUR FUND
investments in both Novellus Systems and     performance was Cardinal Health, which
Cardinal Health. Our underweight             has been faced with a number of              Our investment objective is to create
position in energy reflected an effort       challenges including accounting              wealth by maintaining a long-term
to achieve superior diversification and      restatements, decelerating drug price        investment horizon and investing in
a lower risk profile than that of the        inflation and slower prescription            companies we believe are undervalued by
Russell 1000 Value Index.                    growth. Drug distributors are in the         the market. The fund's investment
                                             midst of a fundamental change in their       philosophy is based on two key
MARKET CONDITIONS AND CURRENT PERIOD         business models that we believed would       principles:
PERFORMANCE                                  benefit Cardinal Health's long-term
                                             results. However, the near-term              o Companies have a measurable intrinsic
   The domestic economy continued to         uncertainty made drug distributors very      value that is based on projected cash
recover throughout the fiscal year, with     unpopular on Wall Street and resulted in     flows generated by the business;
broader markets responding favorably         weak current-period performance. At the      importantly, this value is independent
over the first nine months of the            end of the fiscal year, we continued to      of the stock market.
period. In the final fiscal quarter,         own the company, given what we
however, investors grew concerned about                                                   o Market prices are more volatile than
the sustainability                                                                        business values, and investors regularly
                                                                                          overreact to negative news.


===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*

By sector                                     1. Computer Associates                       1. Pharmaceuticals                   8.4%
                                                 International, Inc.               4.8%
               [PIE CHART]                                                                 2. Diversified Commercial Services   7.7
                                              2. Tyco International Ltd.
Consumer Discretionary              16.7%        (Bermuda)                         4.6     3. Other Diversified Financial
                                                                                              Services                          7.4
Information Technology              12.1%     3. Fannie Mae                        4.3
                                                                                           4. Thrifts & Mortgage Finance        6.1
Energy                               6.7%     4. Sanofi-Aventis (France)           3.9
                                                                                           5. Data Processing & Outsourced
Consumer Staples                     3.1%     5. Citigroup Inc.                    3.8        Services                          5.7

Money Market Funds Plus Other                 6. First Data Corp.                  3.6     6. Advertising                       5.5
Assets Less Liabilities              1.3%
                                              7. JPMorgan Chase & Co.              3.6     7. Health Care Distributors          5.0
Health Care                         21.3%
                                              8. Merrill Lynch & Co., Inc.         3.4     8. Oil & Gas Drilling                4.9
Financials                          19.4%
                                              9. Brunswick Corp.                   3.3     9. Systems Software                  4.8
Industrials                         19.4%
                                             10. Cendant Corp.                     3.2    10. Industrial Conglomerates          4.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

   Our goal is to create a portfolio         managers we believe this provides the                       R. CANON COLEMAN II
that has a lower risk profile versus the     best indicator of achieving the fund's                      Mr. Coleman, Chartered
market, yet also has the potential to        objective.                                      [COLEMAN    Financial Analyst, joined
outperform the market in the long run.                                                        PHOTO]     AMVESCAP in 1999 in its
                                             IN CLOSING                                                  corporate associate
   Since our application of this                                                                         rotation program, working
strategy is highly disciplined and           We believe the absence of a long-term      with fund managers throughout AMVESCAP
unique, we believe it is important to        investment horizon is clearly a major      before joining AIM in 2000. He previously
understand the benefits and limitations      obstacle many face in building             worked as a CPA. Mr. Coleman earned a
of our process. First, our investment        significant wealth. Market-relative        B.S. and an M.S. in accounting from the
strategy is intended to preserve your        results during this period were weak,      University of Florida. He also has an
capital while growing it over the long       but normal market volatility               M.B.A. from The Wharton School at the
term. Second, we have little portfolio       predominates in the short run and limits   University of Pennsylvania.
overlap with popular benchmarks and most     our ability to measure success. As
of our peers. We do not believe that         managers and shareholders, we believe a                     MATTHEW W. SEINSHEIMER
such benchmarks are optimally                long-term investment horizon and                            Mr. Seinsheimer, Chartered
constructed--indeed, they can be quite       attractive value content are critical to      [SEINSHEIMER  Financial Analyst, began
risky as witnessed in the recent bear        creating wealth. Thank you for your              PHOTO]     his investment career in
market. While this does create a             investment and for sharing our                              1992 as a fixed-income
diversification benefit, it also             longer-term view.                                           trader. He later served as
suggests there will be more variability                                                 a portfolio manager on both fixed income and
in short-term results versus the market      The views and opinions expressed in        equity portfolios. Mr. Seinsheimer joined
averages for the simple reason that your     Management's Discussion of Fund            AIM as a senior analyst in 1998 and assumed
fund does not own the exact same stocks      Performance are those of A I M Advisors,   his current responsibilities in 2000. He
as its benchmarks.                           Inc. These views and opinions are          received a B.B.A. from Southern
                                             subject to change at any time based on     Methodist University and an M.B.A. from
   Lastly, it is our opinion that the        factors such as market and economic        The University of Texas at Austin.
single most important measure of AIM         conditions. These views and opinions may
Select Basic Value Fund is not our           not be relied upon as investment advice                     MICHAEL J. SIMON
historical investment results or popular     or recommendations, or as an offer for a                    Mr. Simon, Chartered
statistical measures, but rather the         particular security. The information is          [SIMON     Financial Analyst, joined
portfolio's intrinsic value. Since we        not a complete analysis of every aspect          PHOTO]     AIM in 2001. Prior to
can estimate the intrinsic value of each     of any market, country, industry,                           joining AIM, Mr. Simon
holding in the portfolio, we can also        security or the Fund. Statements of fact                    worked as a vice
estimate the intrinsic value of the          are from sources considered reliable,      president, equity analyst and portfolio
entire fund. At the end of the fiscal        but A I M Advisors, Inc. makes no          manager. Mr. Simon, who began his investment
year, we believed this value remained        representation or warranty as to their     career in 1989, received a B.B.A. in
well above market value. While there is      completeness or accuracy. Although         finance from Texas Christian University
no assurance that market value will ever     historical performance is no guarantee     and an M.B.A. from the University of
reflect our estimate of portfolio            of future results, these insights may      Chicago. Mr. Simon has served as
intrinsic value, as                          help you understand our investment         Occasional Faculty in the Finance and
                                             management philosophy.                     Decision Sciences Department of Texas
                                                                                        Christian University's M.J. Neeley
                                                   See important fund and index         School of Business.
                                                  disclosures inside front cover.
                                                                                                         BRET W. STANLEY
                                                                                                         Mr. Stanley, Chartered
====================================================================================         [STANLEY    Financial Analyst, is lead
                                                                                              PHOTO]     portfolio manager of AIM
FUND VS. INDEXES                             TOTAL NET ASSETS           $1.3 MILLION                     Select Basic Value Fund
                                             TOTAL NUMBER OF HOLDINGS*            37                     and the head of AIM's
TOTAL RETURNS 10/31/03-10/31/04,                                                        Value Investment Management Unit. Prior to
EXCLUDING APPLICABLE SALES CHARGES. IF                                                  joining AIM in 1998, Mr. Stanley served
SALES CHARGES WERE INCLUDED, RETURNS                                                    as a vice president and portfolio
WOULD BE LOWER.                                                                         manager and managed growth and income,
                                                                                        equity income and value portfolios. He
CLASS A SHARES                     8.33%                                                began his investment career in 1988. Mr.
                                                                                        Stanley received a B.B.A. in finance
CLASS B SHARES                     8.33                                                 from The University of Texas at Austin
                                                                                        and an M.S. in finance from the
CLASS C SHARES                     8.33                                                 University of Houston.

S&P 500 INDEX (BROAD MARKET                                                             Assisted by the Basic Value Team
INDEX)                             9.41

RUSSELL 1000 VALUE INDEX
(STYLE-SPECIFIC INDEX)            15.45

LIPPER MULTI-CAP VALUE FUND
INDEX (PEER GROUP INDEX)          12.93

SOURCE: LIPPER, INC.

====================================================================================                  [RIGHT ARROW GRAPHIC]

                                                                                            FOR A PRESENTATION OF YOUR FUND'S
                                                                                            LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                            TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over     To do so, compare this 5% hypothetical
                                             the period. Simply divide your account       example with the 5% hypothetical
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600      examples that appear in the shareholder
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      reports of the other funds.
costs, which may include sales charges       then multiply the result by the number
(loads) on purchase payments; contingent     in the table under the heading entitled         Please note that the expenses shown
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      in the table are meant to highlight your
and redemption fees, if any; and (2)         estimate the expenses you paid on your       ongoing costs only and do not reflect
ongoing costs, including management          account during this period.                  any transactional costs, such as sales
fees; distribution and/or service fees                                                    charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON          contingent deferred sales charges on
example is intended to help you              PURPOSES                                     redemptions, and redemption fees, if
understand your ongoing costs (in                                                         any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account       ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based       you determine the relative total costs
example is based on an investment of         on the fund's actual expense ratio and       of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's     included, your costs would have been
May 1, 2004 - October 31, 2004.              actual return. The hypothetical account      higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the fund and other funds.
this table, together with the amount you
invested, to

====================================================================================================================================
                                                     ACTUAL                                        HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT             EXPENSES
                     VALUE                VALUE               PAID DURING               VALUE                 PAID DURING
                   (5/1/04)           (10/31/04)(1)            PERIOD(2)              (10/31/04)               PERIOD(2)
Class A           $1,000.00               $975.30                $8.84                 $1,016.19                  $9.02
Class B            1,000.00                975.30                 8.84                  1,016.19                   9.02
Class C            1,000.00                975.30                 8.84                  1,016.19                   9.02

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1,
2004, to October 31, 2004, was -2.47%, -2.47% and -2.47% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.78%, 1.78% and 1.78% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]      AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/30/02-10/31/04 (Index data from 8/31/02-10/31/04)

   Your fund's total return includes
reinvested distributions, applicable                                         [MOUNTAIN CHART]
sales charges, fund expenses and
management fees. Results for Class B
shares are calculated as if a                           AIM SELECT  AIM SELECT AIM SELECT
hypothetical shareholder had liquidated                   BASIC       BASIC      BASIC      LIPPER               RUSSELL
his entire investment in the fund at the                VALUE FUND  VALUE FUND VALUE FUND  MULTI-CAP  RUSSELL     1000
close of the reporting period and paid                   CLASS A     CLASS B    CLASS C    VALUE FUND   1000      VALUE     S&P 500
the applicable contingent deferred sales     DATE         SHARES      SHARES     SHARES      INDEX     INDEX      INDEX      INDEX
charges. Index results include
reinvested dividends, but they do not        8/30/2002     $ 9450     $10000     $10000
reflect sales charges. Performance of an          8/02       9450      10000      10000     $10000     $10000     $10000     $10000
index of funds reflects fund expenses             9/02       7995       8460       8460       8916       8926       8888       8914
and management fees; performance of a            10/02       8628       9130       9130       9393       9668       9547       9698
market index does not. Performance shown         11/02       9393       9940       9940      10093      10233      10148      10268
in the chart does not reflect deduction          12/02       8807       9320       9320       9647       9654       9707       9665
of taxes a shareholder would pay on fund          1/03       8597       9097       9097       9449       9420       9472       9413
distributions or sale of fund shares.             2/03       8233       8712       8712       9206       9275       9220       9271
Performance of the indexes does not               3/03       8252       8732       8732       9241       9371       9235       9361
reflect the effects of taxes.                     4/03       9036       9562       9562      10044      10127      10048      10132
                                                  5/03      10078      10664      10664      10883      10704      10697      10665
                                                  6/03      10259      10856      10856      10963      10845      10830      10801
AVERAGE ANNUAL TOTAL RETURNS                      7/03      10584      11200      11200      11114      11061      10992      10992
As of 10/31/04, including applicable              8/03      10871      11504      11504      11462      11286      11163      11206
sales charges                                     9/03      10680      11301      11301      11330      11170      11054      11087
                                                 10/03      11139      11787      11787      11954      11825      11730      11714
CLASS A SHARES                                   11/03      11378      12041      12041      12209      11967      11890      11817
Inception (8/30/02)               9.06%          12/03      12058      12759      12759      12810      12540      12622      12436
1 Year                            2.35            1/04      12182      12891      12891      13081      12778      12844      12664
                                                  2/04      12421      13144      13144      13330      12955      13120      12840
CLASS B SHARES                                    3/04      12449      13174      13174      13213      12779      13005      12647
Inception (8/30/02)              10.71%           4/04      12373      13093      13093      12970      12548      12687      12448
1 Year                            3.33            5/04      12412      13134      13134      13031      12729      12816      12619
                                                  6/04      12698      13437      13437      13399      12958      13119      12864
CLASS C SHARES                                    7/04      11953      12649      12649      13016      12503      12934      12438
Inception (8/30/02)              11.93%           8/04      11867      12558      12558      13061      12565      13118      12488
1 Year                            7.33            9/04      11982      12679      12679      13325      12723      13322      12624
                                                 10/04     $12070     $12470     $12770     $13500     $12928     $13543     $12816
                                                                                                               Source: Lipper, Inc.
In addition to returns as of the close
of the fiscal year, industry regulations     The performance data quoted represent        measure its performance against the
require us to provide cumulative total       past performance and cannot guarantee        Russell 1000 Index, the index published
returns as of 9/30/04, the most recent       comparable future results; current           in previous reports to shareholders.
calendar quarter-end.                        performance may be lower or higher.          Because this is the first reporting
                                             Please visit AIMinvestments.com for the      period since we have adopted the new
                                             most recent month-end performance.           index, SEC guidelines require that we
AVERAGE ANNUAL TOTAL RETURNS                 Performance figures reflect reinvested       compare the fund's performance to both
As of 9/30/04, most recent calendar          distributions, changes in net asset          the old and the new index. In addition,
quarter-end, including applicable sales      value and the effect of the maximum          the unmanaged Lipper Multi-Cap Value
charges                                      sales charge unless otherwise stated.        Index, which may or may not include AIM
                                             Investment return and principal value        Select Basic Value Fund, is included for
CLASS A SHARES                               will fluctuate so that you may have a        comparison to a peer group.
Inception (8/30/02)               9.07%      gain or loss when you sell shares.
1 Year                            6.01                                                       Had the advisor and distributor not
                                                Class A share performance reflects        waived fees and/or reimbursed expenses,
CLASS B SHARES                               the maximum 5.50% sales charge, and          performance would have been lower.
Inception (8/30/02)              10.78%      Class B and Class C share performance
1 Year                            7.18       reflects the applicable contingent
                                             deferred sales charge (CDSC) for the
CLASS C SHARES                               period involved. The CDSC on Class B
Inception (8/30/02)              12.06%      shares declines from 5% beginning at the
1 Year                           11.18       time of purchase to 0% at the beginning
                                             of the seventh year. The CDSC on Class C
                                             shares is 1% for the first year after
                                             purchase.

                                                The performance of the fund's share
                                             classes will differ due to different
                                             sales charge structures and class
                                             expenses.

                                                Since the last reporting period, the
                                             fund has elected to use the S&P 500
                                             Index as its broad-based market index
                                             since the S&P 500 Index is such a widely
                                             recognized gauge of performance. The
                                             fund will no longer

====================================================================================================================================

AIM SELECT BASIC VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004


                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS--98.73%

ADVERTISING--5.49%

Interpublic Group of Cos., Inc. (The)(a)                                         2,500      $30,650
---------------------------------------------------------------------------------------------------
Omnicom Group Inc.                                                                 500       39,450
===================================================================================================
                                                                                             70,100
===================================================================================================

AEROSPACE & DEFENSE--1.85%

Honeywell International Inc.                                                       700       23,576
===================================================================================================

APPAREL RETAIL--2.50%

Gap, Inc. (The)                                                                  1,600       31,968
===================================================================================================

BUILDING PRODUCTS--2.15%

American Standard Cos. Inc.(a)                                                     750       27,427
===================================================================================================

DATA PROCESSING & OUTSOURCED SERVICES--5.72%

Ceridian Corp.(a)                                                                1,600       27,600
---------------------------------------------------------------------------------------------------
First Data Corp.                                                                 1,100       45,408
===================================================================================================
                                                                                             73,008
===================================================================================================

DIVERSIFIED COMMERCIAL SERVICES--7.65%

Cendant Corp.                                                                    2,000       41,180
---------------------------------------------------------------------------------------------------
H&R Block, Inc.                                                                    350       16,643
---------------------------------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                                                  1,900       39,900
===================================================================================================
                                                                                             97,723
===================================================================================================

ENVIRONMENTAL SERVICES--3.12%

Waste Management, Inc.                                                           1,400       39,872
===================================================================================================

FOOD RETAIL--3.10%

Kroger Co. (The)(a)                                                              1,650       24,932
---------------------------------------------------------------------------------------------------
Safeway Inc.(a)                                                                    800       14,592
===================================================================================================
                                                                                             39,524
===================================================================================================

                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--2.35%

Target Corp.                                                                       600      $30,012
===================================================================================================

HEALTH CARE DISTRIBUTORS--4.99%

Cardinal Health, Inc.                                                              850       39,738
---------------------------------------------------------------------------------------------------
McKesson Corp.                                                                     900       23,994
===================================================================================================
                                                                                             63,732
===================================================================================================

HEALTH CARE EQUIPMENT--2.59%

Waters Corp.(a)                                                                    800       33,032
===================================================================================================

HEALTH CARE FACILITIES--1.15%

HCA, Inc.                                                                          400       14,692
===================================================================================================

HEALTH CARE SERVICES--1.08%

IMS Health Inc.                                                                    650       13,767
===================================================================================================

HOTELS, RESORTS & CRUISE LINES--2.99%

Starwood Hotels & Resorts Worldwide, Inc.                                          800       38,184
===================================================================================================

INDUSTRIAL CONGLOMERATES--4.64%

Tyco International Ltd. (Bermuda)                                                1,900       59,185
===================================================================================================

INVESTMENT BANKING & BROKERAGE--3.38%

Merrill Lynch & Co., Inc.                                                          800       43,152
===================================================================================================

LEISURE PRODUCTS--3.31%

Brunswick Corp.                                                                    900       42,228
===================================================================================================

MANAGED HEALTH CARE--3.15%

Anthem, Inc.(a)                                                                    500       40,200
===================================================================================================

OIL & GAS DRILLING--4.86%

Pride International, Inc.(a)                                                     1,450       26,796
---------------------------------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                                              1,000       35,250
===================================================================================================
                                                                                             62,046
===================================================================================================

OIL & GAS EQUIPMENT & SERVICES--1.84%

Weatherford International Ltd. (Bermuda)(a)                                        450       23,517
===================================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--7.38%

Citigroup Inc.                                                                   1,100       48,807
---------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                             1,175       45,355
===================================================================================================
                                                                                             94,162
===================================================================================================

                                                                                             MARKET
                                                                                SHARES        VALUE
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS--8.37%

Pfizer Inc.                                                                      1,100   $   31,845
---------------------------------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                                                         687       50,402
---------------------------------------------------------------------------------------------------
Wyeth                                                                              620       24,583
===================================================================================================
                                                                                            106,830
===================================================================================================

PROPERTY & CASUALTY INSURANCE--2.53%

ACE Ltd. (Cayman Islands)                                                          850       32,351
===================================================================================================

SEMICONDUCTOR EQUIPMENT--1.62%

Novellus Systems, Inc.(a)                                                          800       20,728
===================================================================================================

SYSTEMS SOFTWARE--4.78%

Computer Associates International, Inc.                                          2,200       60,962
===================================================================================================

THRIFTS & MORTGAGE FINANCE--6.14%

Fannie Mae                                                                         775       54,366
---------------------------------------------------------------------------------------------------
Radian Group Inc.                                                                  500       23,965
===================================================================================================
                                                                                             78,331
===================================================================================================

Total Common Stocks (Cost $1,028,314)                                                     1,260,309
===================================================================================================

TOTAL INVESTMENTS--98.73%(Cost $1,028,314)                                                1,260,309
===================================================================================================
OTHER ASSETS LESS LIABILITIES--1.27%                                                         16,213
===================================================================================================
NET ASSETS--100.00%                                                                      $1,276,522
___________________________________________________________________________________________________
===================================================================================================


Notes to Schedule of Investments:




(a)  Non-income producing security.

(b) In accordance with procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at October 31, 2004 represented 4.00% of the Fund's Total Investments. See Note 1A.


See accompanying notes which are an integral part of the financial statements.

AIM SELECT BASIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004



ASSETS:

Investments, at market value (cost $1,028,314)                                                $1,260,309
--------------------------------------------------------------------------------------------------------
Cash                                                                                              18,783
--------------------------------------------------------------------------------------------------------
Receivables for:
   Dividends                                                                                       1,331
--------------------------------------------------------------------------------------------------------
   Amount due from advisor                                                                        16,241
--------------------------------------------------------------------------------------------------------
Other assets                                                                                         236
========================================================================================================
      Total assets                                                                             1,296,900
________________________________________________________________________________________________________
========================================================================================================
LIABILITIES:

Payables for investments purchased                                                                 4,678
--------------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                             2,467
--------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                            7
--------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                        13,226
========================================================================================================
      Total liabilities                                                                           20,378
========================================================================================================
Net assets applicable to shares outstanding                                                   $1,276,522
========================================================================================================
NET ASSETS CONSIST OF:

   Shares of beneficial interest                                                                $982,776
--------------------------------------------------------------------------------------------------------
   Undistributed net realized gain from investment securities and foreign currencies              61,745
--------------------------------------------------------------------------------------------------------
   Unrealized appreciation of investment securities and foreign currencies                       232,001
========================================================================================================
                                                                                              $1,276,522
________________________________________________________________________________________________________
========================================================================================================
NET ASSETS:

Class A                                                                                         $510,606
________________________________________________________________________________________________________
========================================================================================================
Class B                                                                                         $382,958
________________________________________________________________________________________________________
========================================================================================================
Class C                                                                                         $382,958
________________________________________________________________________________________________________
========================================================================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                                                                           40,477
________________________________________________________________________________________________________
========================================================================================================
Class B                                                                                           30,357
________________________________________________________________________________________________________
========================================================================================================
Class C                                                                                           30,357
________________________________________________________________________________________________________
========================================================================================================
Class A :
   Net asset value per share                                                                      $12.61
--------------------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $12.61 (divided by) 94.50%)                                             $13.34
________________________________________________________________________________________________________
========================================================================================================
Class B :
   Net asset value and offering price per share                                                   $12.62
________________________________________________________________________________________________________
========================================================================================================
Class C :
   Net asset value and offering price per share                                                   $12.62
________________________________________________________________________________________________________
========================================================================================================



See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
OCTOBER 31, 2004



INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $156)                                          $    13,424
=======================================================================================================
EXPENSES:
Advisory fees                                                                                     9,586
-------------------------------------------------------------------------------------------------------
Administrative services fees                                                                     50,000
-------------------------------------------------------------------------------------------------------
Custodian fees                                                                                    1,835
-------------------------------------------------------------------------------------------------------
Distribution fees:
-------------------------------------------------------------------------------------------------------
 Class A                                                                                          1,790
-------------------------------------------------------------------------------------------------------
 Class B                                                                                          3,834
-------------------------------------------------------------------------------------------------------
 Class C                                                                                          3,834
-------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                 211
-------------------------------------------------------------------------------------------------------
Trustees' fees                                                                                   10,687
-------------------------------------------------------------------------------------------------------
Professional fees                                                                                25,771
-------------------------------------------------------------------------------------------------------
Market timing and litigation fees                                                                17,399
-------------------------------------------------------------------------------------------------------
Other                                                                                             7,345
=======================================================================================================
      Total expenses                                                                            132,292
=======================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangements                         (109,930)
=======================================================================================================
      Net expenses                                                                               22,362
=======================================================================================================
Net investment income (loss)                                                                     (8,938)
=======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
   Investment securities                                                                         89,848
-------------------------------------------------------------------------------------------------------
   Foreign currencies                                                                                (2)
=======================================================================================================
                                                                                                 89,846
=======================================================================================================
Change in net unrealized appreciation of:
   Investment securities                                                                         16,783
-------------------------------------------------------------------------------------------------------
   Foreign currencies                                                                                 6
=======================================================================================================
                                                                                                 16,789
=======================================================================================================
Net gain from investment securities and foreign currencies                                      106,635
=======================================================================================================
Net increase in net assets resulting from operations                                        $    97,697
_______________________________________________________________________________________________________
=======================================================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003



                                                                                                   2004              2003
                                                                                                ----------        ----------
OPERATIONS:
   Net investment income (loss)                                                                 $   (8,938)       $   (7,616)
-----------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities and foreign currencies                       89,846            (7,698)
-----------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation of investment securities and foreign currencies            16,789           281,016
=============================================================================================================================
      Net increase in net assets resulting from operations                                          97,697           265,702
=============================================================================================================================
Distributions to shareholders from net investment income:
   Class A                                                                                              --            (4,400)
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                              --            (3,300)
-----------------------------------------------------------------------------------------------------------------------------
   Class C                                                                                              --            (3,300)
=============================================================================================================================
   Decrease in net assets resulting from distributions                                                  --           (11,000)
=============================================================================================================================
Share transactions-net:
   Class A                                                                                              --             4,400
-----------------------------------------------------------------------------------------------------------------------------
   Class B                                                                                              --             3,300
-----------------------------------------------------------------------------------------------------------------------------
   Class C                                                                                              --             3,300
=============================================================================================================================
      Net increase in net assets resulting from share transactions                                      --            11,000
=============================================================================================================================
      Net increase in net assets                                                                    97,697           265,702
=============================================================================================================================
NET ASSETS:
   Beginning of year                                                                             1,178,825           913,123
=============================================================================================================================
   End of year (including undistributed net investment income
   (loss) of $0 and $(3,792), respectively)                                                     $1,276,522        $1,178,825
_____________________________________________________________________________________________________________________________
=============================================================================================================================



See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Basic Value Fund, formerly Basic Value II Fund, (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

         The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

         Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

      A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

      Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

      Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

      Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

      Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $9,586 and reimbursed expenses of $72,639.

   For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $18,019 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

         The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $211. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

         The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. AIM Distributors waived all plan fees of $1,790, $3,834, and $3,834 for the Class A, Class B and Class C shares, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $16 and credits in custodian fees of $212 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $228.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

         Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

         Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

         During the year ended October 31, 2004, the Fund paid legal fees of $4,268 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

         The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

         During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

         Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                   2004          2003
------------------------------------------------------------------------
Distributions paid from ordinary income         $     --      $   11,000
========================================================================

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets a tax basis were as follows:

                                                      2004
-------------------------------------------------------------
Undistributed long-term gain                      $    61,745
-------------------------------------------------------------
Unrealized appreciation - investments                 232,001
-------------------------------------------------------------
Shares of beneficial interest                         982,776
=============================================================
Total net assets                                  $ 1,276,522
_____________________________________________________________
=============================================================

         The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $6.

         Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

         The Fund utilized $28,102 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

         The Fund had no capital loss carryforward as of October 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $235,807 and $260,695, respectively.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------

Aggregate unrealized appreciation of investment securities            $ 277,994
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (45,999)
===============================================================================
Net unrealized appreciation of investment securities                  $ 231,995
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of nondeductible excise tax paid and net operating losses, on October 31, 2004, undistributed net investment income was increased by $12,730, undistributed net realized gain
(loss) was increased by $1 and shares of beneficial interest decreased by $12,731. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------------
                                                        2004                                   2003
                                           ---------------------------------   ----------------------------------
                                               SHARES             AMOUNT             SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                            --          $      --                476          $    4,400
-----------------------------------------------------------------------------------------------------------------
  Class B                                            --                 --                356               3,300
-----------------------------------------------------------------------------------------------------------------
  Class C                                            --                 --                356               3,300
=================================================================================================================
                                                     --          $      --              1,188          $   11,000
_________________________________________________________________________________________________________________
=================================================================================================================
(a) Currently, the Fund is not open to investors.  All shares are owned by AIM.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.05               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.96               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.61            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.24%             29.12%          (8.70)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  $   511            $   472         $   365
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                        9.96%(b)          10.27%          23.74%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $511,233.

(c) Annualized.

(d) Not annualized for periods less than one year.


                                                                                            CLASS B
                                                                          ----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.06               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.97               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.62            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.33%             29.12%          (8.70)%
Ratios/supplemental data:
________________________________________________________________________________________________________________________
========================================================================================================================
Net assets, end of period (000s omitted)                                  $   383            $   354         $   274
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                       10.61%(b)          10.92%          24.39%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $383,430.

(c) Annualized.

(d) Not annualized for periods less than one year.


                                                                                          CLASS C
                                                                          ----------------------------------------------
                                                                                                         AUGUST 30, 2002
                                                                                                        (DATE OPERATIONS
                                                                            YEAR ENDED OCTOBER 31,        COMMENCED) TO
                                                                          --------------------------        OCTOBER 31
                                                                            2004               2003            2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 11.65            $  9.13         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.09)             (0.07)          (0.01)
------------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          1.06               2.70           (0.86)
========================================================================================================================
     Total from investment operations                                        0.97               2.63           (0.87)
========================================================================================================================
Less dividends from net investment income                                      --              (0.11)             --
========================================================================================================================
Net asset value, end of period                                            $ 12.62            $ 11.65         $  9.13
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(a)                                                              8.33%             29.12%          (8.70)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  $   383            $   354         $   274
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                           1.77%(b)           1.83%           1.75%(c)
------------------------------------------------------------------------------------------------------------------------
    Without fee waivers and/or expense reimbursements                       10.61%(b)          10.92%          24.39%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets                 (0.70)%(b)         (0.75)%         (0.49)%(c)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                                                     19%                20%              4%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are based on average daily net assets of $383,430.

(c) Annualized.

(d) Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM

Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Select Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Select Basic Value Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Select Basic Value Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; Senior Vice President
                                                    and General Counsel, Liberty Funds
                                                    Group, LLC and Vice President, A I M
                                                    Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc.
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

  The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney
                        Houston, TX 77046-1173   Suite 100             Suite 1200
                                                 Houston, TX           Houston, TX
                                                 77046-1173            77010-4035

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

         DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                   AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                       AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)   AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund               Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                        SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                          AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)              AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                         AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                    AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                        AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

    If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com               SBV-AR-1               A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management             --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                            AIM U.S. GROWTH FUND
                                Annual Report to Shareholders o October 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM U.S. GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
====================================================================================================================================


ABOUT SHARE CLASSES                          o The unmanaged MSCI World Index is a         The fund files its complete schedule of
                                             group of global securities tracked by         portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      Morgan Stanley Capital International.         and Exchange Commission ("SEC") for the
not available as an investment for                                                         1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      o The unmanaged Standard & Poor's             on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          Composite Index of 500 Stocks (the S&P        are available on the SEC's Web site at
Code, including 401(k) plans, money          500--Registered Trademark-- Index) is an      http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            index of common stocks frequently used        Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      as a general measure of U.S. stock            the SEC's Public Reference Room at 450
accounts invested in Class B shares will     market performance.                           Fifth Street, N.W., Washington, D.C.
continue to be allowed to make                                                             20549-0102. You can obtain information
additional purchases.                        o The fund is not managed to track the        on the operation of the Public Reference
                                             performance of any particular index,          Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     including the indexes defined here, and       duplicating fee charges, by calling
                                             consequently, the performance of the          1-202-942-8090 or by electronic request
o International investing presents           fund may deviate significantly from the       at the following e-mail address:
certain risks not associated with            performance of the indexes.                   publicinfo@sec.gov. The SEC file numbers
investing solely in the United States.                                                     for the fund are 811-1424 and 2-25469.
These include risks relating to              o A direct investment cannot be made in       The fund's most recent portfolio
fluctuations in the value of the U.S.        an index. Unless otherwise indicated,         holdings, as filed on Form N-Q, are also
dollar relative to the values of other       index results include reinvested              available at AIMinvestments.com.
currencies, the custody arrangements         dividends, and they do not reflect sales
made for the fund's foreign holdings,        charges. Performance of an index of           A description of the policies and
differences in accounting, political         funds reflects fund expenses;                 procedures that the fund uses to
risks and the lesser degree of public        performance of a market index does not.       determine how to vote proxies relating
information required to be provided by                                                     to portfolio securities is available
non-U.S. companies.                          OTHER INFORMATION                             without charge, upon request, from our
                                                                                           Client Services department at
o Investing in small and mid-size            o Bloomberg, Inc. is a well-known             800-959-4246, or on the AIM Web site,
companies involves risks not associated      independent financial research and            AIMinvestments.com. Scroll down on the
with investing in more established           reporting firm.                               home page and click on AIM Funds Proxy
companies, including business risk,                                                        Policy. The information is also
significant stock price fluctuations and     o The returns shown in the Management's       available on the Securities and Exchange
illiquidity.                                 Discussion of Fund Performance are based      commission's Web site, sec.gov.
                                             on net asset values calculated for
o The fund may participate in the            shareholder transactions. Generally           Information regarding how the fund voted
initial public offering (IPO) market in      accepted accounting principles require        proxies related to its portfolio
some market cycles. Because of the           adjustments to be made to the net assets      securities during the 12 months ended
fund's small asset base, any investment      of the fund at period end for financial       6/30/04 is available at our Web site. Go
the fund may make in IPOs may                reporting purposes, and as such, the net      to AIMinvestments.com, access the About
significantly affect the fund's total        asset values for shareholder                  Us tab, click on Required Notices and
return. As the fund's assets grow, the       transactions and the returns based on         then click on Proxy Voting Activity.
impact of IPO investments will decline,      those net asset values may differ from        Next, select your fund from the
which may reduce the effect of IPO           the net asset values and returns              drop-down menu.
investments on the fund's total return.      reported in the Financial Highlights.

ABOUT INDEXES USED IN THIS REPORT            o Industry classifications used in this
                                             report are generally according to the
o The unmanaged Lipper Large-Cap Growth      Global Industry Classification Standard,
Fund Index represents an average of the      which was developed by and is the
performance of the 30 largest                exclusive property and a service mark of
large-capitalization growth funds            Morgan Stanley Capital International
tracked by Lipper, Inc., an independent      Inc. and Standard & Poor's.
mutual fund performance monitor.


=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

                       Mr. Crockett has been a member of the AIM Funds' board
                    since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

                       While it is agreeable to report positive market
                    performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

                    YOUR FUND

                    The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

                       As always, AIM remains committed to building solutions
                    for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM                                    /S/ MARK H. WILLIAMSON
                    ------------------------------------                    --------------------------------
                    Robert H. Graham                                        Mark H. Williamson
                    Chairman, AIM Investments                               CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds                    Trustee, AIM Funds

                    December 16, 2004

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

WEAK YEAR FOR GROWTH STOCKS HAMPERED                                                       uncertainty and terrorism concerns, as
FUND RESULTS                                                                               well as soaring oil prices, put a damper
                                                                                           on economic growth and consumer
AIM U.S. Growth Fund's Class A shares        Economic news was generally positive,         sentiment.
returned 3.19% at net asset value for        and it included expansion of gross
the fiscal year ended October 31, 2004.      domestic product (GDP), the broadest             Also for the fiscal year:
PERFORMANCE SHOWN AT NAV DOES NOT            measure of overall economic activity.
INCLUDE FRONT-END SALES CHARGES, WHICH       While remaining positive, GDP growth          o Energy, utilities and
WOULD HAVE REDUCED THE PERFORMANCE.          tapered off somewhat from an annualized       telecommunication services were the
Results for the fund's other share           rate of 4.2% in the fourth quarter of         strongest-performing sectors of the S&P
classes and for its benchmark indexes        2003 to a more modest 3.9% in the third       500 Index; information technology,
are shown in the table on page 3.            quarter of 2004.                              health care and consumer staples were
                                                                                           the weakest-performing sectors.
   The fund outperformed its peer group,        Despite this slippage, corporate
as measured by the Lipper Large-Cap          earnings remained strong. Bloomberg           o Among capitalization levels, mid-cap
Growth Fund Index, which returned 2.63%      reported that 80% of the companies in         stocks generally were strongest,
during the period. This was largely          the S&P 500 Index that had reported           followed by small-cap stocks. Large-cap
because the fund continued to be managed     third-quarter earnings by the close of        stocks lagged.
more conservatively than most of its         the fiscal year either met or exceeded
peers, and thus remained steadier.           expectations; just 20% missed                 o Value stocks generally outperformed
                                             expectations.                                 growth stocks.
   It underperformed the U.S. stock
market in general, as represented by the        Generally positive economic                YOUR FUND
S&P 500 Index, which returned 9.41%          developments prompted the U.S. Federal
during the same period. Much of this         Reserve (the Fed) to raise its federal        During this fiscal year, we continued to
divergence is attributable to the fund's     funds target rate from a decades-low          purchase equities of market-leading U.S.
growth orientation, as the value stocks      1.00%, where it stood at the beginning        companies that had experienced what we
generally outperformed the growth stocks     of the fiscal year, to 1.75% by the           considered above-average growth in
within the S&P 500 Index during the          fiscal year's close. In its anecdotal         earnings over the long term and had what
period. In addition, large-cap stocks        report on the economy released in late        we believed to be excellent prospects
such as those held by the fund generally     October, the Fed said economic activity       for sustainable future earnings growth.
underperformed mid-cap and small-cap         continued to expand in September and
stocks over the fiscal year.                 early October. The Fed said that higher          We had no difficulty finding
                                             energy costs were constraining consumer       attractive growth stocks in all sectors,
MARKET CONDITIONS                            and business spending; that capital           and consequently the fund remained
                                             spending and hiring were rising               relatively sector-neutral, meaning that
The U.S. economy showed signs of             modestly; and that residential real           the distribution of the fund's assets
strength during the fiscal year ended        estate activity remained robust, but          among the sectors of the S&P 500 Index
October 31, 2004.                            non-residential activity remained             remained relatively similar to that of
                                             relatively weak. In addition,                 the index itself.
                                             geopolitical
                                                                                              We made the fund somewhat more
                                                                                           aggressive over the fiscal year by
                                                                                           taking advantage of market weakness to
                                                                                           buy equities in some of the more
                                                                                           volatile companies in the

============================================================================================================================

PORTFOLIO COMPOSITION                  TOP 10 EQUITY HOLDINGS*            TOP 10 INDUSTRIES*
By sector                               1. Bed Bath & Beyond Inc.  4.0%    1. Pharmaceuticals                        8.0%
                [PIE CHART]
Industrials                    12.9%    2. General Electric Co.    3.9     2. Semiconductors                         6.3

Consumer Discretionary         12.6%    3. Citigroup Inc.          3.7     3. Other Diversified Financial Services   5.3

Consumer Staples                9.2%    4. Exxon Mobil Corp.       3.7     4. Systems Software                       4.7

Energy                          6.2%    5. Pfizer Inc.             3.5     5. Specialty Stores                       4.3

Telecommunication Services      3.4%    6. Johnson & Johnson       3.1     6. Integrated Oil & Gas                   4.3

Utilities                       1.6%    7. Kohl's Corp.            3.0     7. Industrial Conglomerates               3.9

Materials                       0.9%    8. Cisco Systems, Inc.     2.9     8. Integrated Telecommunication
                                                                              Services                               3.4
Other Assets Less Liabilities   0.4%    9. Intel Corp.             2.8
                                                                           9. Investment Banking & Brokerage         3.3
Financials                     20.3%   10. Cardinal Health, Inc.   2.8
                                                                          10. Thrifts & Mortgage Finance             3.2
Information Technology         18.5%

Health Care                    14.0%


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

============================================================================================================================

more growth-oriented sectors. This more      o Express Scripts, an independent             AND OPINIONS MAY NOT BE RELIED UPON AS
aggressive posture, which put the fund       pharmacy benefits manager, expanded its       INVESTMENT ADVICE OR RECOMMENDATIONS, OR
more in line with the S&P 500 Index,         market penetration and continued to gain      AS AN OFFER FOR A PARTICULAR SECURITY.
could potentially benefit fund               market share.                                 THE INFORMATION IS NOT A COMPLETE
performance during periods of rising                                                       ANALYSIS OF EVERY ASPECT OF ANY MARKET,
stock values.                                   Holdings that hampered fund results        COUNTRY, INDUSTRY, SECURITY OR THE FUND.
                                             included:                                     STATEMENTS OF FACT ARE FROM SOURCES
   At the same time, we maintained                                                         CONSIDERED RELIABLE, BUT A I M ADVISORS,
exposure to key non-traditional growth       o VERITAS Software had to restate             INC. MAKES NO REPRESENTATION OR WARRANTY
sectors such as energy, industrials and      second-quarter earnings because of            AS TO THEIR COMPLETENESS OR ACCURACY.
basic materials. We continued to believe     issues with recognizing earnings in a         ALTHOUGH HISTORICAL PERFORMANCE IS NO
that each sector represents a strategic      particular quarter, prompting many            GUARANTEE OF FUTURE RESULTS, THESE
opportunity with specific catalysts          investors to sell the stock. However, we      INSIGHTS MAY HELP YOU UNDERSTAND OUR
driving earnings growth for the long         considered this largely a one-quarter         INVESTMENT MANAGEMENT PHILOSOPHY.
term. For example, we thought high oil       problem and maintained our position in
prices could spur energy companies to        VERITAS.                                            See important fund and index
increase production in pursuit of still                                                        disclosures inside front cover.
higher earnings. Similarly, we believed      o Intel's stock declined after its
that rapidly industrializing economies       earnings growth for the third quarter of                          KENNETH A. ZSCHAPPEL
in China and India could provide             2004 fell below expectations due to the                           Mr. Zschappel is
opportunities for industrials and            information technology sector's                 [ZSCHAPPEL        lead portfolio
materials companies to strive for            inventory bottleneck. Still, as Intel is        PHOTO]            manager of AIM U.S.
revenue increases.                           the world's largest microchip maker, we                           Growth Fund. He
                                             judged this to be a temporary setback                             joined AIM in 1990,
   The sector that made the largest          and retained our holding.                     and in 1992 became a portfolio analyst
contribution to the fund's performance                                                     for equity securities, specializing in
during the period was energy, which was      IN CLOSING                                    technology and health care. Mr.
driven by the rising price of oil. The                                                     Zschappel received a B.A. in political
only sector that detracted from fund         The fund continued to pursue long-term        science from Baylor University.
performance was information technology,      growth of capital by purchasing holdings
which was likewise the                       in U.S.-based companies that were market                          CHRISTIAN A. COSTANZO
poorest-performing sector in the S&P 500     leaders in their industries, showed a                             Mr. Costanzo is
Index during the period. This sector         strong track record of consistent                 [COSTANZO       portfolio manager of
experienced a decline in product demand      earnings growth and appeared to us to be          PHOT0]          AIM U.S. Growth
that led to slowing inventory turnover.      in a good position to achieve further                             Fund. He joined AIM
                                             growth.                                                           in 1995 as an
   Among holdings that helped fund                                                         analyst and assumed his current duties
performance were the following:              THE VIEWS AND OPINIONS EXPRESSED IN           in 1997. Mr. Costanzo holds a B.A. in
                                             MANAGEMENT'S DISCUSSION OF FUND               biology and economics from the
o Exxon Mobil performed well, buoyed by      PERFORMANCE ARE THOSE OF A I M ADVISORS,      University of Virginia and an M.B.A.
higher oil prices and expectations of        INC. THESE VIEWS AND OPINIONS ARE             from The University of Texas at Austin.
continued strong product demand.             SUBJECT TO CHANGE AT ANY TIME BASED ON
                                             FACTORS SUCH AS MARKET AND ECONOMIC                               ROBERT LLOYD
                                             CONDITIONS. THESE VIEWS                                           Mr. Lloyd, Chartered
                                                                                               [LLOYD          Financial Analyst,
=======================================================================================        PHOTO]          is portfolio manager
                                                                                                               of AIM U.S. Growth
FUND VS. INDEXES                              TOTAL NET ASSETS             $1.1 MILLION                        Fund. Mr. Lloyd
                                              TOTAL NUMBER OF HOLDINGS*              66    joined AIM in 2000 as a senior analyst
TOTAL RETURNS, 10/31/03-10/31/04,                                                          for the technology funds and was
EXCLUDING APPLICABLE SALES                                                                 promoted to portfolio manager in 2001.
CHARGES. IF SALES CHARGES WERE                                                             Mr. Lloyd received a B.B.A. from the
INCLUDED, RETURNS WOULD BE LOWER.                                                          University of Notre Dame and an M.B.A.
                                                                                           from the University of Chicago.
CLASS A SHARES                       3.19%
                                                                                                               BRYAN A. UNTERHALTER
CLASS B SHARES                       3.19                                                                      Mr. Unterhalter is
                                                                                              [UNTERHALTER     portfolio manager of
CLASS C SHARES                       3.19                                                     PHOTO]           AIM U.S. Growth
                                                                                                               Fund. He joined AIM
S&P 500 INDEX (BROAD MARKET AND                                                                                in 1997 and was
STYLE-SPECIFIC INDEX)                9.41                                                  promoted to his present position in
                                                                                           2003. He holds a B.A. from The
LIPPER LARGE-CAP GROWTH FUND INDEX                                                         University of Texas at Austin and an
(PEER GROUP INDEX)                   2.63                                                  M.B.A. from the University of St.
                                                                                           Thomas.
SOURCE: LIPPER, INC.
                                                                                           Assisted by Mid Cap Growth Team
=======================================================================================


                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.


INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES       with the amount you invested, to              use this information to compare the
                                             estimate the expenses that you paid over      ongoing costs of investing in the fund
EXAMPLE                                      the period. Simply divide your account        and other funds. To do so, compare this
                                             value by $1,000 (for example, an $8,600       5% hypothetical example with the 5%
As a shareholder of the fund, you incur      account value divided by $1,000 = 8.6),       hypothetical examples that appear in the
two types of costs: (1) transaction          then multiply the result by the number        shareholder reports of the other funds.
costs, which may include sales charges       in the table under the heading entitled
(loads) on purchase payments; contingent     "Actual Expenses Paid During Period" to          Please note that the expenses shown
deferred sales charges on redemptions;       estimate the expenses you paid on your        in the table are meant to highlight your
and redemption fees, if any; and (2)         account during this period.                   ongoing costs only and do not reflect
ongoing costs, including management                                                        any transactional costs, such as sales
fees; distribution and/or service fees       HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       PURPOSES                                      contingent deferred sales charges on
example is intended to help you                                                            redemptions, and redemption fees, if
understand your ongoing costs (in            The table below also provides                 any. Therefore, the hypothetical
dollars) of investing in the fund and to     information about hypothetical account        information is useful in comparing
compare these costs with ongoing costs       values and hypothetical expenses based        ongoing costs only, and will not help
of investing in other mutual funds. The      on the fund's actual expense ratio and        you determine the relative total costs
example is based on an investment of         an assumed rate of return of 5% per year      of owning different funds. In addition,
$1,000 invested at the beginning of the      before expenses, which is not the fund's      if these transactional costs were
period and held for the entire period,       actual return. The hypothetical account       included, your costs would have been
May 1, 2004 - October 31, 2004.              values and expenses may not be used to        higher.
                                             estimate the actual ending account
ACTUAL EXPENSES                              balance or expenses you paid for the
                                             period. You may
The table below provides information
about actual account values and actual
expenses. You may use the information in
this table, together

===================================================================================================
                                             ACTUAL                       HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

          BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES       ENDING ACCOUNT    EXPENSES
                VALUE              VALUE         PAID DURING          VALUE        PAID DURING
              (5/01/04)        (10/31/04)(1)      PERIOD(2)         (10/31/04)      PERIOD(2)
Class A       $1,000.00           $974.40          $8.73            $1,016.29         $8.92
Class B        1,000.00            974.40           8.73             1,016.29          8.92
Class C        1,000.00            974.40           8.73             1,016.29          8.92

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31,
2004, was -2.56%, -2.56% and -2.56% for Class A, B and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.76%, 1.76% and 1.76% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================

                                         [ARROW
                                         BUTTON       For More Information Visit
                                         IMAGE]       AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/30/02-10/31/04; index data from 8/31/02

   Your fund's total return includes                                          [MOUNTAIN CHART]
reinvested distributions, fund expenses
and management fees. Results for Class B         DATE           AIM U.S.       AIM U.S.      AIM U.S.        LIPPER
shares are calculated as if a                                    GROWTH        GROWTH         GROWTH        LARGE CAP
hypothetical shareholder had liquidated                           FUND           FUND          FUND          GROWTH           S&P
his entire investment in the fund at the                        CLASS A        CLASS B        CLASS C         FUND            500
close of the reporting period and paid                          SHARES         SHARES         SHARES         INDEX          INDEX
the applicable contingent deferred sales
charges. Index results include                  8/30/02         $ 9450         $10000         $10000
reinvested dividends. Performance of an         8/02              9450          10000          10000         $10000         $10000
index of funds reflects fund expenses           9/02              8571           9070           9070           9031           8914
and management fees; performance of a           10/02             9223           9760           9760           9726           9698
market index does not. Performance shown        11/02             9460          10010          10010          10129          10268
in the chart does not reflect deduction         12/02             8987           9510           9510           9423           9665
of taxes a shareholder would pay on fund        1/03              8682           9187           9187           9206           9413
distributions or sale of fund shares.           2/03              8530           9026           9026           9107           9271
Performance of the indexes does not             3/03              8663           9167           9167           9278           9361
reflect the effects of taxes.                   4/03              9272           9812           9812           9957          10132
                                                5/03              9624          10185          10185          10445          10665
                                                6/03              9786          10356          10356          10531          10801
                                                7/03              9967          10547          10547          10837          10992
                                                8/03             10139          10729          10729          11103          11206
                                                9/03             10072          10658          10658          10867          11087
                                                10/03            10414          11020          11020          11526          11714
                                                11/03            10499          11111          11111          11636          11817
                                                12/03            10931          11567          11567          11964          12436
                                                1/04             11087          11733          11733          12193          12664
                                                2/04             11204          11856          11856          12246          12840
                                                3/04             11125          11773          11773          12109          12647
                                                4/04             11027          11669          11669          11838          12448
                                                5/04             11203          11855          11855          12052          12619
                                                6/04             11300          11958          11958          12225          12864
                                                7/04             10647          11267          11267          11502          12438
                                                8/04             10549          11163          11163          11420          12488
                                                9/04             10491          11102          11102          11688          12624
                                                10/04           $10748         $11072         $11372         $11829         $12816
                                                                                                              Source: Lipper, Inc.

                                             AVERAGE ANNUAL TOTAL RETURNS                  The performance data quoted represent
                                             As of 10/31/04, including applicable sales    past performance and cannot guarantee
                                             charges                                       comparable future results; current
                                                                                           performance may be lower or higher.
                                             CLASS A SHARES                                Please visit AIMinvestments.com for the
                                             Inception (8/30/02)                  3.38%    most recent month-end performance.
                                             1 Year                              -2.52     Performance figures reflect reinvested
                                                                                           distributions, changes in net asset
                                             CLASS B SHARES                                value and the effect of the maximum
                                             Inception (8/30/02)                  4.80%    sales charge unless otherwise stated.
                                             1 Year                              -1.81     Investment return and principal value
                                                                                           will fluctuate so that you may have a
                                             CLASS C SHARES                                gain or loss when you sell shares.
                                             Inception (8/30/02)                  6.10%
                                             1 Year                               2.19        Class A share performance reflects
                                                                                           the maximum 5.50% sales charge, and
                                             In addition to returns as of the close        Class B and Class C share performance
                                             of the fiscal year, industry regulations      reflects the applicable contingent
                                             require us to provide average annual          deferred sales charge (CDSC) for the
                                             total returns as of 9/30/04, the most         period involved. The CDSC on Class B
                                             recent calendar quarter-end.                  shares declines from 5% beginning at the
                                                                                           time of purchase to 0% at the beginning
                                             AVERAGE ANNUAL TOTAL RETURNS                  of the seventh year. The CDSC on Class C
                                             As of 9/30/04, including applicable sales     shares is 1% for the first year after
                                             charges                                       purchase.

                                             CLASS A SHARES                                   The performance of the fund's share
                                             Inception (8/30/02)                  2.34%    classes will differ due to different
                                             1 Year                              -1.58     sales charge structures and class
                                                                                           expenses.
                                             CLASS B SHARES
                                             Inception (8/30/02)                  3.78%       Had the advisor and distributor not
                                             1 Year                              -0.82     waived fees and/or reimbursed expenses,
                                                                                           performance would have been lower.
                                             CLASS C SHARES
                                             Inception (8/30/02)                  5.15%
                                             1 Year                               3.18

====================================================================================================================================

SCHEDULE OF INVESTMENTS
October 31, 2004


                                                                      MARKET
                                                 SHARES               VALUE
------------------------------------------------------------------------------
COMMON STOCKS--99.64%
ADVERTISING--1.39%
Omnicom Group Inc.                                  200            $    15,780
==============================================================================

AIR FREIGHT & LOGISTICS--1.28%
FedEx Corp.                                         160                 14,579
==============================================================================

AIRLINES--1.51%
Southwest Airlines Co.                            1,090                 17,189
==============================================================================

COMMUNICATIONS EQUIPMENT--2.94%
Cisco Systems, Inc.(a)                            1,743                 33,483
==============================================================================

COMPUTER HARDWARE--0.68%
Dell Inc.(a)                                        220                  7,713
==============================================================================

CONSUMER FINANCE--2.41%
Capital One Financial Corp.                         100                  7,376
------------------------------------------------------------------------------
MBNA Corp.                                          780                 19,991
==============================================================================
                                                                        27,367
==============================================================================

DATA PROCESSING & OUTSOURCED SERVICES--2.62%
Affiliated Computer Services, Inc.-Class A(a)       420                 22,911
------------------------------------------------------------------------------
Paychex, Inc.                                       210                  6,887
==============================================================================
                                                                        29,798
==============================================================================

DEPARTMENT STORES--3.00%
Kohl's Corp.(a)                                     671                 34,060
==============================================================================

DIVERSIFIED BANKS--1.10%
Wells Fargo & Co.                                   210                 12,541
==============================================================================

DIVERSIFIED CHEMICALS--0.90%
E. I. du Pont de Nemours & Co.                      240                 10,289
==============================================================================

DIVERSIFIED COMMERCIAL SERVICES--3.00%
Career Education Corp.(a)                           250                  7,842
------------------------------------------------------------------------------
Cintas Corp.                                        280                 12,079
------------------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                        990                 14,216
==============================================================================
                                                                        34,137
==============================================================================

DRUG RETAIL--1.96%
Walgreen Co.                                        620                 22,252
==============================================================================

ELECTRIC UTILITIES--1.58%
FPL Group, Inc.                                     260                 17,914
==============================================================================

EMPLOYMENT SERVICES--0.93%
Robert Half International Inc.                      400                 10,612
==============================================================================

                                                                      MARKET
                                                 SHARES               VALUE
-----------------------------------------------------------------------------
FOOD DISTRIBUTORS--0.45%
Sysco Corp.                                        160             $    5,163
=============================================================================

GENERAL MERCHANDISE STORES--0.94%
Dollar Tree Stores, Inc.(a)                        370                 10,693
=============================================================================

HEALTH CARE DISTRIBUTORS--2.78%
Cardinal Health, Inc.                              675                 31,556
=============================================================================

HEALTH CARE EQUIPMENT--1.12%
Medtronic, Inc.                                    250                 12,778
=============================================================================

HEALTH CARE SERVICES--1.46%
Express Scripts, Inc. (a)                          260                 16,640
=============================================================================

HOME IMPROVEMENT RETAIL--0.99%
Lowe's Cos., Inc.                                  200                 11,256
=============================================================================

HOUSEHOLD PRODUCTS--0.99%
Procter & Gamble Co. (The)                         220                 11,260
=============================================================================

HYPERMARKETS & SUPER CENTERS--2.23%
Wal-Mart Stores, Inc.                              470                 25,342
=============================================================================

INDUSTRIAL CONGLOMERATES--3.93%
General Electric Co.                             1,310                 44,697
=============================================================================

INDUSTRIAL MACHINERY--1.75%
Danaher Corp.                                      160                  8,821
-----------------------------------------------------------------------------
Illinois Tool Works Inc.                           120                 11,074
=============================================================================
                                                                       19,895
=============================================================================

INTEGRATED OIL & GAS--4.29%
ChevronTexaco Corp.                                130                  6,898
-----------------------------------------------------------------------------
Exxon Mobil Corp.                                  850                 41,837
=============================================================================
                                                                       48,735
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES--3.40%
SBC Communications Inc.                          1,020                 25,765
-----------------------------------------------------------------------------
Verizon Communications Inc.                        330                 12,903
=============================================================================
                                                                       38,668
=============================================================================

INVESTMENT BANKING & BROKERAGE--3.29%
Merrill Lynch & Co., Inc.                          220                 11,867
-----------------------------------------------------------------------------
Morgan Stanley                                     500                 25,545
=============================================================================
                                                                       37,412
=============================================================================

LIFE & HEALTH INSURANCE--0.32%
AFLAC Inc.                                         100                  3,588
=============================================================================

MANAGED HEALTH CARE--0.64%
UnitedHealth Group Inc.                            100                  7,240
=============================================================================

                                                                     MARKET
                                                 SHARES              VALUE
-----------------------------------------------------------------------------
MOTORCYCLE MANUFACTURERS--0.71%
Harley-Davidson, Inc.                              140             $    8,060
=============================================================================

MOVIES & ENTERTAINMENT--1.22%
Viacom Inc.-Class B                                172                  6,276
-----------------------------------------------------------------------------
Walt Disney Co. (The)                              300                  7,566
=============================================================================
                                                                       13,842
=============================================================================

MULTI-LINE INSURANCE--2.56%
American International Group, Inc.                 480                 29,141
=============================================================================

OIL & GAS EQUIPMENT & SERVICES--0.55%
Weatherford International Ltd. (Bermuda)(a)        120                  6,271
=============================================================================

OIL & GAS EXPLORATION & PRODUCTION--1.34%
Apache Corp.                                       300                 15,210
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--5.31%
Citigroup Inc.                                     960                 42,595
-----------------------------------------------------------------------------
JPMorgan Chase & Co.                               460                 17,756
=============================================================================
                                                                       60,351
=============================================================================

PERSONAL PRODUCTS--1.17%
Gillette Co. (The)                                 320                 13,274
=============================================================================

PHARMACEUTICALS--7.97%
Johnson & Johnson                                  600                 35,028
-----------------------------------------------------------------------------
Merck & Co. Inc.                                   510                15,968
-----------------------------------------------------------------------------
Pfizer Inc.                                      1,370                 39,662
=============================================================================
                                                                       90,658
=============================================================================

PROPERTY & CASUALTY INSURANCE--0.99%
Berkshire Hathaway Inc.-Class B(a)                   4                 11,216
=============================================================================

REGIONAL BANKS--1.12%
Synovus Financial Corp.                            470                 12,779
=============================================================================

SEMICONDUCTOR EQUIPMENT--1.30%
Novellus Systems, Inc.(a)                          570                 14,769
=============================================================================

SEMICONDUCTORS--6.34%
Analog Devices, Inc.                               150                  6,039
-----------------------------------------------------------------------------
Intel Corp.                                      1,430                 31,832
-----------------------------------------------------------------------------
Microchip Technology Inc.                          610                 18,453
-----------------------------------------------------------------------------
Texas Instruments Inc.                             220                  5,379
-----------------------------------------------------------------------------
Xilinx, Inc.                                       340                 10,404
=============================================================================
                                                                       72,107
=============================================================================

SOFT DRINKS--2.43%
Coca-Cola Co. (The)                                680                 27,649
=============================================================================

SPECIALTY STORES--4.34%
Bed Bath & Beyond Inc.(a)                        1,115                 45,481
-----------------------------------------------------------------------------
Staples, Inc.                                      130                  3,866
=============================================================================
                                                                       49,347
=============================================================================

                                                                      MARKET
                                                 SHARES               VALUE
------------------------------------------------------------------------------
SYSTEMS SOFTWARE--4.65%
Microsoft Corp.                                    580             $    16,234
------------------------------------------------------------------------------
Oracle Corp.(a)                                  1,500                  18,990
------------------------------------------------------------------------------
VERITAS Software Corp.(a)                          805                  17,613
==============================================================================
                                                                        52,837
==============================================================================

THRIFTS & MORTGAGE FINANCE--3.23%
Fannie Mae                                         440                  30,866
------------------------------------------------------------------------------
Washington Mutual, Inc.                            150                   5,807
==============================================================================
                                                                        36,673
==============================================================================

TRADING COMPANIES & DISTRIBUTORS--0.53%
Fastenal Co.                                       110                   6,075
==============================================================================

Total Common Stocks (Cost $1,070,604)                                1,132,896
==============================================================================

TOTAL INVESTMENTS--99.64%  (Cost $1,070,604)                         1,132,896
==============================================================================
OTHER ASSETS LESS LIABILITIES--0.36%                                     4,096
==============================================================================
NET ASSETS--100.00%                                                $ 1,136,992
==============================================================================


Notes to Schedule of Investments:

(a) Non-income producing security.



See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES

OCTOBER 31, 2004


ASSETS:
Investments, at market value (cost $1,070,604)                        $1,132,896
--------------------------------------------------------------------------------
Cash                                                                      10,029
--------------------------------------------------------------------------------
Receivables for:
     Investments sold                                                     33,281
--------------------------------------------------------------------------------
     Dividends                                                             1,638
--------------------------------------------------------------------------------
     Amount due from advisor                                              21,245
--------------------------------------------------------------------------------
Other assets                                                                 126
================================================================================
       Total assets                                                    1,199,215
================================================================================

LIABILITIES:
Payables for investments purchased                                        39,236
--------------------------------------------------------------------------------
Accrued trustees' fees                                                     2,480
--------------------------------------------------------------------------------
Accrued transfer agent fees                                                   11
--------------------------------------------------------------------------------
Accrued operating expenses                                                20,496
================================================================================
       Total liabilities                                                  62,223
================================================================================
Net assets applicable to shares outstanding                           $1,136,992
================================================================================

NET ASSETS CONSIST OF:
     Shares of beneficial interest                                    $1,023,064
--------------------------------------------------------------------------------
     Undistributed net realized gain from investment securities           51,636
--------------------------------------------------------------------------------
     Unrealized appreciation of investment securities                     62,292
================================================================================
                                                                      $1,136,992
________________________________________________________________________________
================================================================================

NET ASSETS:
Class A                                                                 $454,794
________________________________________________________________________________
================================================================================
Class B                                                                 $341,099
________________________________________________________________________________
================================================================================
Class C                                                                 $341,099
________________________________________________________________________________
================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
     AUTHORIZED:
Class A                                                                   41,241
________________________________________________________________________________
================================================================================
Class B                                                                   30,930
________________________________________________________________________________
================================================================================
Class C                                                                   30,930
________________________________________________________________________________
================================================================================
Class A :
     Net asset value per share                                            $11.03
--------------------------------------------------------------------------------
     Offering price per share:
      (Net asset value of $11.03 (divided by) 94.50%)                     $11.67
________________________________________________________________________________
================================================================================
Class B :
     Net asset value and offering price per share                         $11.03
________________________________________________________________________________
================================================================================
Class C :
     Net asset value and offering price per share                         $11.03
________________________________________________________________________________
================================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004


INVESTMENT INCOME:
Dividends                                                                $16,207
================================================================================

EXPENSES:
Advisory fees                                                              8,625
--------------------------------------------------------------------------------
Administrative services fees                                              50,000
--------------------------------------------------------------------------------
Custodian fees                                                             2,505
--------------------------------------------------------------------------------
Distribution fees:
     Class A                                                               1,610
--------------------------------------------------------------------------------
     Class B                                                               3,450
--------------------------------------------------------------------------------
     Class C                                                               3,450
--------------------------------------------------------------------------------
Transfer agent fees                                                           99
--------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                    10,691
--------------------------------------------------------------------------------
Market timing and litigation expenses                                     17,373
--------------------------------------------------------------------------------
Professional fees                                                         31,929
--------------------------------------------------------------------------------
Other                                                                      3,752
================================================================================
       Total expenses                                                    133,484
================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangements  (113,364)
================================================================================
       Net expenses                                                       20,120
================================================================================
Net investment income (loss)                                              (3,913)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:
Net realized gain from investment securities                              59,537
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment
  securities                                                             (21,137)
--------------------------------------------------------------------------------
Net gain from investment securities                                      38,400
================================================================================
Net increase in net assets resulting from operations                     $34,487
________________________________________________________________________________
================================================================================



See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003

                                                                    2004             2003
                                                                 -----------      -----------
OPERATIONS:
     Net investment income (loss)                                    $(3,913)        $(2,460)
---------------------------------------------------------------------------------------------
     Net realized gain from investment securities                     59,537          33,177
---------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of
       investment securities                                         (21,137)         95,453
=============================================================================================
       Net increase in net assets resulting from operations           34,487         126,170
=============================================================================================
Distributions to shareholders from net investment income:
     Class A                                                          (1,511)         (2,800)
---------------------------------------------------------------------------------------------
     Class B                                                          (1,134)         (2,100)
---------------------------------------------------------------------------------------------
     Class C                                                          (1,133)         (2,100)
=============================================================================================
     Total distributions from net investment income                   (3,778)         (7,000)
=============================================================================================
Distributions to shareholders from net realized gains:
     Class A                                                          (8,825)             --
---------------------------------------------------------------------------------------------
     Class B                                                          (6,618)             --
---------------------------------------------------------------------------------------------
     Class C                                                          (6,619)             --
=============================================================================================
     Total distributions from net realized gains                     (22,062)             --
=============================================================================================
     Decrease in net assets resulting from distributions             (25,840)         (7,000)
=============================================================================================
Share transactions-net:
     Class A                                                          10,336           2,800
---------------------------------------------------------------------------------------------
     Class B                                                           7,752           2,100
---------------------------------------------------------------------------------------------
     Class C                                                           7,752           2,100
=============================================================================================
       Net increase in net assets resulting from share transactions   25,840           7,000
=============================================================================================
       Net increase in net assets                                     34,487         126,170
=============================================================================================
NET ASSETS:
     Beginning of year                                             1,102,505         976,335
=============================================================================================
     End of year (including undistributed net investment
     income (loss) of $(0) and $(18), respectively)               $1,136,992     $ 1,102,505
_____________________________________________________________________________________________
=============================================================================================


See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets.

     Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $8,625 and reimbursed expenses of $78,044.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $17,992 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended October 31, 2004, the Fund paid AISI $99. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. For the year ended October 31, 2004 AIM Distributors waived all plan fees of $1,610, $3,450 and $3,450 for the Class A, Class B and Class C shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $15 and credits in custodian fees of $178 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $193.


NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $4,268 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2004 and 2003 was as follows:

                                                             2004         2003
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                             $ 3,778      $ 7,000
Long-term capital gain                                       22,062           --
--------------------------------------------------------------------------------
Total distributions                                         $25,840      $ 7,000
================================================================================

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                        2004
--------------------------------------------------------------------------------
Undistributed ordinary income                                         $    3,425
Undistributed long-term gain                                              48,211
Unrealized appreciation - investments                                     62,292
Shares of beneficial interest                                          1,023,064
--------------------------------------------------------------------------------
Total net assets                                                      $1,136,992
================================================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $653,793 and $620,648, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 107,396
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (45,104)
================================================================================
Net unrealized appreciation of investment securities                $  62,292
________________________________________________________________________________
================================================================================
Investments have the same cost for tax and financial reporting purposes.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2004, undistributed net investment income was increased by $7,709, undistributed net realized gain was decreased by $7,709. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                          CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                          ----------------------------------------
                                                 2004                 2003
                                          ------------------     -----------------
                                          SHARES      AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A(a)                                 946     $10,336        294     $2,800
----------------------------------------------------------------------------------
  Class B(a)                                 708       7,752        221      2,100
----------------------------------------------------------------------------------
  Class C(a)                                 708       7,752        221      2,100
==================================================================================
                                           2,362     $25,840        736     $7,000
__________________________________________________________________________________
==================================================================================

(a) Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                      ---------------------------------------------
                                                                                                   AUGUST 30, 2002
                                                                                                   (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                                      ------------------------        OCTOBER 31,
                                                                       2004              2003             2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.94          $  9.76         $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.04)           (0.02)          (0.00)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.39             1.27           (0.24)
===================================================================================================================
      Total from investment operations                                   0.35             1.25           (0.24)
===================================================================================================================
Less distributions:
  Dividends from net investment income                                  (0.04)           (0.07)             --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 (0.22)              --              --
-------------------------------------------------------------------------------------------------------------------
      Total distributions                                               (0.26)           (0.07)             --
===================================================================================================================
Net asset value, end of period                                        $ 11.03          $ 10.94         $  9.76
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                          3.19%           12.92%          (2.40)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   455          $   441         $   391
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.77%(b)         1.84%           1.76%(c)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     11.22%(b)        11.21%          22.45%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of net investment income (loss) to average net assets             (0.34)%(b)       (0.25)%         (0.22)%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(d)                                                 55%              39%              1%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset and return for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b)  Ratios are based on average daily net assets of $460,014.

(c)  Annualized.

(d)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                      ---------------------------------------------
                                                                                                   AUGUST 30, 2002
                                                                                                   (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                                      ------------------------        OCTOBER 31,
                                                                       2004              2003             2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.94          $  9.76         $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.04)           (0.02)          (0.00)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.39             1.27           (0.24)
===================================================================================================================
      Total from investment operations                                   0.35             1.25           (0.24)
===================================================================================================================
Less distributions:
  Dividends from net investment income                                  (0.04)           (0.07)             --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 (0.22)              --              --
-------------------------------------------------------------------------------------------------------------------
      Total distributions                                               (0.26)           (0.07)             --
===================================================================================================================
Net asset value, end of period                                        $ 11.03          $ 10.94         $  9.76
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                          3.19%           12.92%          (2.40)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   341          $   331         $   293
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.77%(b)         1.84%           1.76%(c)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     11.87%(b)        11.86%          23.10%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of net investment income (loss) to average net assets             (0.34)%(b)       (0.25)%         (0.22)%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(d)                                                 55%              39%              1%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset and return for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b)  Ratios are based on average daily net assets of $345,014.

(c)  Annualized.

(d)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                                      ---------------------------------------------
                                                                                                   AUGUST 30, 2002
                                                                                                   (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                                      ------------------------        OCTOBER 31,
                                                                       2004              2003             2002
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                  $ 10.94          $  9.76         $ 10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          (0.04)           (0.02)          (0.00)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)        0.39             1.27           (0.24)
===================================================================================================================
      Total from investment operations                                   0.35             1.25           (0.24)
===================================================================================================================
Less distributions:
  Dividends from net investment income                                  (0.04)           (0.07)             --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 (0.22)              --              --
-------------------------------------------------------------------------------------------------------------------
      Total distributions                                               (0.26)           (0.07)             --
===================================================================================================================
Net asset value, end of period                                        $ 11.03          $ 10.94         $  9.76
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(a)                                                          3.19%           12.92%          (2.40)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   341          $   331         $   293
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.77%(b)         1.84%           1.76%(c)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     11.87%(b)        11.86%          23.10%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of net investment income (loss) to average net assets             (0.34)%(b)       (0.25)%         (0.22)%(c)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(d)                                                 55%              39%              1%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset and return for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b)  Ratios are based on average daily net assets of $345,014.

(c)  Annualized.

(d)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements.

Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM U.S. Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM U.S. Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM U.S. Growth Fund as of October 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988             Director and Chairman, A I M Management    None
   Trustee and President                            Group Inc. (financial services holding
                                                    company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004



The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; Senior Vice President
                                                      and General Counsel, Liberty Funds
                                                      Group, LLC and Vice President, A I M
                                                      Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          2002               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc.
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 (4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Ernst & Young LLP
Suite 100                     11 Greenway Plaza        Inc.                     5 Houston Center
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1401 McKinney
                              Houston, TX 77046-1173   Suite 100                Suite 1200
                                                       Houston, TX 77046-1173   Houston, TX 77010-4035
COUNSEL TO THE FUND           COUNSEL TO THE TRUSTEES  TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 Kramer, Levin, Naftalis  AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      & Frankel LLP            Services, Inc.           Trust Company
1735 Market Street            919 Third Avenue         P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   New York, NY 10022-3852  Houston, TX 77210-4739   Boston, MA 02110-2801

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2004, 57.42% is eligible for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the fund designates 47.10%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

     DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)          AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Emerging Growth Fund(7)    AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Growth Fund                Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                       SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)              AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A
AIM Trimark Endeavor Fund                    PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ================================================================================
AIM Weingarten Fund

 * Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                   USG-AR-1           A I M Distributors, Inc.



                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management             --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                             AIM WEINGARTEN FUND
                                Annual Report to Shareholders o October 31, 2004

                                 [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM WEINGARTEN FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 10/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The fund is not managed to track the       The fund files its complete schedule of
                                             performance of any particular index,         portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      including the indexes defined here, and      and Exchange Commission (SEC) for the
not available as an investment for           consequently, the performance of the         1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      fund may deviate significantly from the      on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          performance of the index.                    are available on the SEC's Web site at
Code, including 401(k) plans, money                                                       http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o A direct investment cannot be made in      Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      an index. Unless otherwise indicated,        the SEC's Public Reference Room at 450
accounts invested in Class B shares will     index results include reinvested             Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               dividends, and they do not reflect sales     20549-0102. You can obtain information
additional purchases.                        charges. Performance of an index of          on the operation of the Public Reference
                                             funds reflects fund expenses;                Room, including information about
o Class R shares are available only to       performance of a market index does not.      duplicating fee charges, by calling
certain retirement plans. Please see the                                                  1-202-942-8090 or by electronic request
prospectus for more information.             OTHER INFORMATION                            at the following e-mail address:
                                                                                          publicinfo@sec.gov. The SEC file numbers
ABOUT INDEXES USED IN THIS REPORT            o The Conference Board is a                  for the fund are 811-1424 and 2-25469.
                                             not-for-profit organization that             The fund's most recent portfolio
o The unmanaged Lipper Large-Cap Growth      conducts research and publishes              holdings, as filed on Form N-Q, are also
Fund Index represents an average of the      information and analysis to help             available at AIMinvestments.com.
performance of the 30 largest                businesses strengthen their performance.
large-capitalization growth funds                                                         A description of the policies and
tracked by Lipper, Inc., an independent      o The returns shown in the Management's      procedures that the fund uses to
mutual fund performance monitor.             Discussion of Fund Performance are based     determine how to vote proxies relating
                                             on net asset values calculated for           to portfolio securities is available
o The unmanaged MSCI World Index is a        shareholder transactions. Generally          without charge, upon request, from our
group of global securities tracked by        accepted accounting principles require       Client Services department at
Morgan Stanley Capital International.        adjustments to be made to the net assets     800-959-4246 or on the AIM Web site,
                                             of the fund at period end for financial      AIMinvestments.com. Scroll down on the
o The unmanaged Russell                      reporting purposes, and as such, the net     home page and click on AIM Funds Proxy
1000--Registered Trademark-- Growth          asset values for shareholder                 Voting Policies. The information is also
Index is a subset of the unmanaged           transactions and the returns based on        available on the Securities and Exchange
Russell 1000--Registered Trademark--         those net asset values may differ from       Commission's Web site, sec.gov.
Index, which represents the performance      the net asset values and returns
of the stocks of large-capitalization        reported in the Financial Highlights.        Information about how the fund voted
companies; the Growth subset measures                                                     proxies related to its portfolio
the performance of Russell 1000              o Industry classifications used in this      securities during the 12 months ended
companies with higher price/book ratios      report are generally according to the        6/30/04 is available at our Web site. Go
and higher forecasted growth values.         Global Industry Classification Standard,     to AIMinvestments.com, click on About
                                             which was developed by and is the            Us, then on Required Notices and then
o The unmanaged Standard & Poor's            exclusive property and a service mark of     select your fund from the drop-down
Composite Index of 500 Stocks (the S&P       Morgan Stanley Capital International         menu.
500--Registered Trademark--Index) is an      Inc. and Standard & Poor's.
index of common stocks frequently used
as a general measure of U.S. stock
market performance.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule
[PHOTO OF           requiring that an independent fund trustee, meaning a
MARK H.             trustee who is not an officer of the fund's investment
WILLIAMSON]         advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
MARK H. WILLIAMSON  Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
[PHOTO OF           Crockett, one of the fourteen independent trustees on the
BRUCE L.            AIM Funds' Board, as Chairman. His appointment became
CROCKETT]           effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief
BRUCE L. CROCKETT   Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

   Mr. Crockett has been a member of the AIM Funds' board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

MARKET CONDITIONS DURING THE FISCAL YEAR

Virtually every equity index, domestic and foreign, produced positive returns for the fiscal year ended October 31, 2004. Domestically, the S&P 500 Index was up 9.41% for the year. Globally, the MSCI World Index advanced more than 13%. However, a goodly portion of this positive performance was achieved during 2003. Year to date as of October 31, the S&P 500 Index was up just over 3%, the MSCI World Index just about 5%. In the pages that follow, you will find a more detailed discussion of the market conditions that affected your fund during the fiscal year.

   While it is agreeable to report positive market performance for the year covered by this report, as ever, we encourage our shareholders to look past short-term performance and focus on their long-term investment goals. Over the short term, the one sure thing about the investment markets is their unpredictability. Over the long term, equities have produced very attractive returns. For the 25-year period ended October 31, 2004, the S&P 500 Index averaged 13.50% growth per year and the MSCI World Index averaged 11.16%. While past performance cannot guarantee future results, we believe staying invested for the long term offers the best opportunity for capital growth.

YOUR FUND

The following pages of this report provide an explanation of how your fund was managed during the fiscal year, how it performed in comparison to various benchmarks, and a presentation of its long-term performance. We hope you find this information helpful. Current information about your fund and about the markets in general is always available on our Web site, AIMinvestments.com.

   As always, AIM remains committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM                        /s/ MARK H. WILLIAMSON
------------------------------------        ------------------------------------
Robert H. Graham                            Mark H. Williamson
Chairman, AIM Investments                   CEO & President, AIM Investments
President & Vice Chairman, AIM Funds        Trustee, AIM Funds
December 16, 2004


AIM Investments is a registered service mark of A I M Management Group Inc.
A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRONG STOCK SELECTION HELPED FUND                                                         Board reported that consumer sentiment
PERFORMANCE                                                                                hit a two-year high in July, before
                                                                                           declining in August, September and
For the fiscal year ended October 31,        included expansion of gross domestic          October. The organization also reported
2004, AIM Weingarten Fund Class A shares     product (GDP), the broadest measure of        that its index of leading economic
returned 3.71% at net asset value (NAV).     overall economic activity. While              indicators declined in October, its
Performance shown at NAV does not            remaining positive, GDP growth tapered        fifth consecutive monthly decline.
include front-end sales charges, which       off somewhat from an annualized rate of
would have reduced the performance. The      4.2% in the fourth quarter of 2003 to a       YOUR FUND
fund paced its style-specific index, the     more modest 3.9% in the third quarter of
Russell 1000 Growth Index, and its peer      2004.                                         Throughout the fiscal year, we continued
group index, the Lipper Large-Cap Growth                                                   to seek out stocks of established,
Fund Index, which returned 3.38% and            Generally positive economic                market-leading companies with the
2.63%, respectively. The fund lagged its     developments prompted the U.S. Federal        potential to deliver above-average,
broad market index, the S&P 500 Index,       Reserve (the Fed) to raise its federal        sustainable revenue and earnings growth.
which returned 9.41%. (Fiscal year           funds target rate from a decades-low          We did so because we remained convinced
returns for all of the fund's share          1.00%, where it stood at the beginning        that stocks of companies with
classes appear in the table on page 3.)      of the fiscal year, to 1.75% by the           consistent, sustainable, above-average
                                             fiscal year's close. In its anecdotal         growth are likely to outperform
   The fund underperformed the S&P 500       report on the economy released in late        unmanaged market indexes over time. By
Index because of its minimal exposure to     October, the Fed said economic activity       doing this, we hoped to achieve the
the energy, utilities and materials          continued to expand in September and          fund's investment objective, growth of
sectors, which were among the                early October. The Fed said that higher       capital.
strongest-performing sectors for the         energy costs were constraining consumer
year, and due to the fact that large-cap     and business spending; that capital              For the fiscal year as a whole, the
stocks and growth stocks were out of         spending and hiring were rising               fund was positioned for a moderate
favor for much of the fiscal year. Solid     modestly; and that residential real           economic recovery. Relative to its
stock selection in the health care and       estate activity remained robust, but          style-specific index, the fund was
industrials sectors, and, to a lesser        non-residential activity remained             somewhat overweight consumer
degree, the information technology           relatively weak.                              discretionary, financials and
sector helped performance compared to                                                      information technology stocks for this
the other two indexes.                          This generally positive economic news      fiscal year--sectors whose performance
                                             was offset somewhat by geopolitical           is typically tied to the state of the
MARKET CONDITIONS                            uncertainty and terrorism concerns, as        economy. The fund was somewhat
                                             well as soaring oil prices. In                underweight consumer staples and health
The U.S. economy showed signs of             mid-October, Fed Chairman Alan Greenspan      care stocks, both considered more
strength during the fiscal year ended        said that "so far this year, the rise in      defensive sectors. Of course, keep in
October 31, 2004. Economic news was          the value of imported oil--essentially a      mind that the fund's sector weightings,
generally positive, and it                   tax on U.S. residents--has amounted to        and any changes that may occur in those
                                             about 3/4 [of one] percent of GDP." The       weightings, are the result of our
                                             Conference                                    bottom-up analysis of individual stocks
                                                                                           rather than a top-down "sector bet."

===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

By sector
                                              1. Tyco International Ltd.                    1. Communications Equipment        6.7%
                 [PIE CHART]                     (Bermuda)                        4.0%
                                                                                            2. Pharmaceuticals                 6.4
Industrials                       14.2%       2. Yahoo! Inc.                      2.7
                                                                                            3. Computer Hardware               4.5
Financials                        10.0%       3. Aetna Inc.                       2.4
                                                                                            4. Industrial Conglomerates        4.5
Consumer Staples                   7.4%       4. Dell Inc.                        2.2
                                                                                            5. Managed Health Care             3.9
Energy                             2.0%       5. Cendant Corp.                    2.2
                                                                                            6. Investment Banking & Brokerage  3.9
Money Market Funds Plus Other                 6. Kohl's Corp.                     2.1
Assets Less Liabilities            1.7%                                                     7. Department Stores               3.8
                                              7. Cisco Systems, Inc.              2.0
Materials                          0.6%                                                     8. Systems Software                3.8
                                              8. Target Corp.                     2.0
Information Technology            28.0%                                                     9. Personal Products               3.6
                                              9. Johnson & Johnson                2.0
Consumer Discretionary            18.8%                                                    10. Internet Software & Services    3.5
                                             10. Procter & Gamble Co. (The)       1.7
Health Care                       17.3%

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

   Strong stock selection contributed to     stock at the close of the fiscal year                        JAMES G. BIRDSALL
fund performance, particularly in four       because we believed that it remained                         Mr. Birdsall is a
sectors--consumer staples, health care,      attractive on a long-term basis.                [BIRDSALL    portfolio manager of AIM
industrials and information technology.                                                        PHOTO]     Weingarten Fund. He has
We were less successful in the energy        IN CLOSING                                                   been associated with AIM
and telecommunications sectors, which                                                                     Investments since 1997,
contributed little or nothing to fund        Economic and geopolitical uncertainty,        and assumed his current position in
performance for the fiscal year. The         as well as record-high oil prices, made       1999. Mr. Birdsall received his B.B.A.
fund was significantly underweight both      the fiscal year a difficult one,              with a concentration in finance from
sectors relative to its style-specific       especially for large-cap growth               Stephen F. Austin State University
index, and in each sector average return     stocks--the type of equities in which         before earning his M.B.A. with a
was far lower for the fund than for the      the fund invests the bulk of its assets.      concentration in finance and
index.                                       That's why we were particularly pleased       international business from the
                                             to have delivered positive returns for        University of St. Thomas.
   Individual stocks that affected fund      the fiscal year. We did so by focusing
performance during the fiscal year           on earnings of individual companies when
included Research In Motion and Novellus     deciding which stocks we should buy and                      LANNY H. SACHNOWITZ
Systems.                                     which we should sell. Thank you for your                     Mr. Sachnowitz is the
                                             continued participation in AIM                 [SACHNOWITZ   lead portfolio manager of
   Research In Motion performed well for     Weingarten Fund.                                  PHOTO]     AIM Weingarten Fund. He
the fund. The company designs,                                                                            joined AIM in 1987 as a
manufactures and markets wireless            THE VIEWS AND OPINIONS EXPRESSED IN                          money market trader and
solutions for the worldwide mobile           MANAGEMENT'S DISCUSSION OF FUND               research analyst. In 1990, Mr.
communications industry. On September        PERFORMANCE ARE THOSE OF A I M ADVISORS,      Sachnowitz became head of equity
30, the company announced that the           INC. THESE VIEWS AND OPINIONS ARE             trading, and in 1991, he was named to
number of its Blackberry--Registered         SUBJECT TO CHANGE AT ANY TIME BASED ON        his current position. Mr. Sachnowitz
Trademark-- subscribers had surpassed 1.6    FACTORS SUCH AS MARKET AND ECONOMIC           received a B.S. in finance from the
million, and that its quarterly earnings     CONDITIONS. THESE VIEWS AND OPINIONS MAY      University of Southern California and an
rose 147% from one year earlier. After       NOT BE RELIED UPON AS INVESTMENT ADVICE       M.B.A. from the University of Houston.
our position in the stock tripled in         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
value, we did take some profits.             PARTICULAR SECURITY. THE INFORMATION IS       Assisted by the Large Cap Growth Team
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT
   Novellus, which manufactures              OF ANY MARKET, COUNTRY, INDUSTRY,
semiconductor production equipment,          SECURITY OR THE FUND. STATEMENTS OF FACT
performed poorly for the fund. During        ARE FROM SOURCES CONSIDERED RELIABLE,
the fiscal year, a number of chip makers     BUT A I M ADVISORS, INC. MAKES NO
and electronics manufacturers that buy       REPRESENTATION OR WARRANTY AS TO THEIR
capital equipment from Novellus reported     COMPLETENESS OR ACCURACY. ALTHOUGH
rising inventories, as sales failed to       HISTORICAL PERFORMANCE IS NO GUARANTEE
meet expectations. This, together with       OF FUTURE RESULTS, THESE INSIGHTS MAY
the September announcement by Intel (not     HELP YOU UNDERSTAND OUR INVESTMENT
a fund holding) that its third-quarter       MANAGEMENT PHILOSOPHY.
sales and earnings would fall short,
hurt many semiconductor-related stocks.          See important fund and index
We held the                                     disclosures inside front cover.

========================================     ===========================================

FUND VS. INDEXES                             TOTAL NET ASSETS             $2.4 billion

TOTAL RETURNS, 10/31/03-10/31/04,            TOTAL NUMBER OF HOLDINGS*              89
EXCLUDING APPLICABLE SALES CHARGES. IF
SALES CHARGES WERE INCLUDED, RETURNS         ===========================================
WOULD BE LOWER.

CLASS A SHARES                      3.71%

CLASS B SHARES                      2.99

CLASS C SHARES                      2.99

CLASS R SHARES                      3.46

S&P 500 INDEX
(BROAD MARKET INDEX)                9.41

RUSSELL 1000 GROWTH INDEX
(STYLE-SPECIFIC INDEX)              3.38

LIPPER LARGE-CAP GROWTH FUND INDEX
(PEER GROUP INDEX)                  2.63

SOURCE: LIPPER, INC.
========================================                                                             [RIGHT ARROW GRAPHIC]

                                                                                               FOR A PRESENTATION OF YOUR FUND'S
                                                                                               LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                               TURN TO PAGE 5.

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        costs of investing in the fund and other
                                             to estimate the expenses that you paid        funds. To do so, compare this 5%
As a shareholder of the fund, you incur      over the period. Simply divide your           hypothetical example with the 5%
two types of costs: (1) transaction          account value by $1,000 (for example, an      hypothetical examples that appear in the
costs, which may include sales charges       $8,600 account value divided by $1,000 =      shareholder reports of the other funds.
(loads) on purchase payments; contingent     8.6), then multiply the result by the
deferred sales charges on redemptions;       number in the table under the heading            Please note that the expenses shown
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         in the table are meant to highlight your
ongoing costs, including management          Period" to estimate the expenses you          ongoing costs only and do not reflect
fees; distribution and/or service fees       paid on your account during this period.      any transactional costs, such as sales
(12b-1); and other fund expenses. This                                                     charges (loads) on purchase payments,
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON           contingent deferred sales charges on
understand your ongoing costs (in            PURPOSES                                      redemptions, and redemption fees, if
dollars) of investing in the fund and to                                                   any. Therefore, the hypothetical
compare these costs with ongoing costs       The table below also provides                 information is useful in comparing
of investing in other mutual funds. The      information about hypothetical account        ongoing costs only, and will not help
example is based on an investment of         values and hypothetical expenses based        you determine the relative total costs
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        of owning different funds. In addition,
period and held for the entire period,       an assumed rate of return of 5% per year      if these transactional costs were
May 1, 2004 - October 31, 2004.              before expenses, which is not the fund's      included, your costs would have been
                                             actual return. The hypothetical account       higher.
ACTUAL EXPENSES                              values and expenses may not be used to
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in     compare the ongoing
this table,

===================================================================================================================================

                                                               ACTUAL                                    HYPOTHETICAL
                                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT             ENDING ACCOUNT           EXPENSES            ENDING ACCOUNT           EXPENSES
                        VALUE                       VALUE              PAID DURING                VALUE              PAID DURING
                       (5/1/04)                 (10/31/04)(1)            PERIOD(2)             (10/31/04)             PERIOD(2)
Class A               $1,000.00                   $1,010.10              $ 7.23                $1,017.95               $ 7.25
Class B                1,000.00                    1,006.40               10.74                 1,014.43                10.79
Class C                1,000.00                    1,006.40               10.74                 1,014.43                10.79
Class R                1,000.00                    1,009.30                8.23                 1,016.94                 8.26

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004 to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004 to
October 31, 2004, was 1.01%, 0.64%, 0.64% and 0.93% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.43%, 2.13%, 2.13%, and 1.63% for Class A, B, C, and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

===================================================================================================================================

                                                                                               [ARROW
                                                                                               BUTTON     For More Information Visit
                                                                                               IMAGE]         AIMinvestments.com

LONG-TERM PERFORMANCE

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                6/17/69-10/31/04; index results from 6/30/69

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable sales
charges, fund expenses and management fees.                                 AIM WEINGARTEN FUND                       S&P 500
Index results include reinvested dividends,     DATE                           CLASS A SHARES                          INDEX
but they do not reflect sales charges.
Performance of an index of funds reflects      6/17/69                            $  9450
fund expenses and management fees;             6/69                                  8991                            $ 10000
performance of a market index does not.        10/69                                 9412                              10063
Performance shown in the chart does not        10/70                                 8239                               8948
reflect deduction of taxes a shareholder       10/71                                11479                              10456
would pay on fund distributions or sale of     10/72                                14242                              12748
fund shares. Performance of the indexes        10/73                                12901                              12749
does not reflect the effects of taxes.         10/74                                 8113                               9080
                                               10/75                                10270                              11438
   In evaluating this chart, please note       10/76                                10492                              13744
that the chart uses a logarithmic scale        10/77                                12919                              12914
along the vertical axis (the value scale).     10/78                                15590                              13734
This means that each scale increment always    10/79                                21778                              15855
represents the same percent change in          10/80                                40403                              20946
price; in a linear chart each scale            10/81                                40775                              21066
increment always represents the same           10/82                                46283                              24496
absolute change in price. In this example,     10/83                                65454                              31342
the scale increment between $5,000 and         10/84                                63085                              33338
$10,000 is the same as that between $10,000    10/85                                75461                              39782
and $20,000. In a linear chart, the latter     10/86                               107199                              52984
scale increment would be twice as large.       10/87                               113273                              56374
The benefit of using a logarithmic scale is    10/88                               127769                              64694
that it better illustrates performance         10/89                               172650                              81744
during the early years before reinvested       10/90                               165700                              75630
distributions and compounding create the       10/91                               240064                             100902
potential for the original investment to       10/92                               256524                             110940
grow to very large numbers. Had the chart      10/93                               272346                             127481
used a linear scale along its vertical         10/94                               282539                             132398
axis, you would not be able to see as          10/95                               362254                             167362
clearly the movements in the value of the      10/96                               415916                             207665
fund and the indexes during the fund's         10/97                               527513                             274323
early years. We use a logarithmic scale in     10/98                               592670                             334707
financial reports of funds that have more      10/99                               821856                             420602
than five years of performance history.        10/00                               908729                             446165
                                               10/01                               478173                             335120
AVERAGE ANNUAL TOTAL RETURNS                   10/02                               358332                             284528
As of 10/31/04, including applicable sales     10/03                               438116                             343672
charges                                        10/04                              $454517                            $376019
                                                                                                        Source: Lipper, Inc.
CLASS A SHARES                                 CLASS R SHARES
Inception (6/17/69)                   11.39%   10 Years                           4.65%       The performance data quoted represent
10 Years                               4.27     5 Years                         -11.36     past performance and cannot guarantee
 5 Years                             -12.18     1 Year                            3.46     comparable future results; current
 1 Year                               -1.96                                                performance may be lower or higher.
                                               In addition to returns as of the close      Please visit AIMinvestments.com for the
CLASS B SHARES                                 of the fiscal year, industry regulations    most recent month-end performance.
Inception (6/26/95)                    2.79%   require us to provide average annual        Performance figures reflect reinvested
 5 Years                             -12.09    total returns as of 9/30/04, the most       distributions, changes in net asset
 1 Year                               -2.01    recent calendar quarter-end.                value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
CLASS C SHARES                                 AVERAGE ANNUAL TOTAL RETURNS                Investment return and principal value
Inception (8/4/97)                    -3.02%   As of 9/30/04, including applicable sales   will fluctuate so that you may have a
 5 Years                             -11.82    charges                                     gain or loss when you sell shares.
 1 Year                                1.99
                                               CLASS A SHARES                                 Class A share performance reflects
                                               Inception (6/17/69)               11.36%    the maximum 5.50% sales charge, and
                                               10 Years                           4.38     Class B and Class C share performance
                                                5 Years                         -11.74     reflects the applicable contingent
                                                1 Year                            2.34     deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
                                               CLASS B SHARES                              shares declines from 5% beginning at the
                                               Inception (6/26/95)                2.60%    time of purchase to 0% at the beginning
                                                5 Years                         -11.64     of the seventh year. The CDSC on Class C
                                                1 Year                            2.55     shares is 1% for the first year after
                                                                                           purchase. Class R shares do not have a
                                               CLASS C SHARES                              front-end sales charge; returns shown
                                               Inception (8/4/97)                -3.30%    are at net asset value and do not
                                                5 Years                         -11.38     reflect a 0.75% CDSC that may be imposed
                                                1 Year                            6.54     on a total redemption of retirement plan
                                                                                           assets within the first year.
                                               CLASS R SHARES
                                               10 Years                           4.75%       The performance of the fund's share
                                                5 Years                         -10.94     classes will differ due to different
                                                1 Year                            7.82     sales charge structures and class
                                                                                           expenses.
                                               Class R shares' inception date is
                                               6/3/02. Returns since that date are
                                               historical returns. All other returns
                                               are blended returns of historical Class
                                               R share performance and restated Class A
                                               share performance (for periods prior to
                                               the inception date of Class R shares) at
                                               net asset value, adjusted to reflect the
                                               higher Rule 12b-1 fees applicable to
                                               Class R shares.


===================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/04

AIM WEINGARTEN FUND

INSTITUTIONAL CLASS SHARES                   =========================================     Please note that past performance is not
                                             AVERAGE ANNUAL TOTAL RETURNS                  indicative of future results. More recent
The following information has been           For periods ended 10/31/04                    returns may be more or less than those
prepared to provide Institutional Class      Inception (10/8/91)                 5.78%     shown. All returns assume reinvestment of
shareholders with a performance overview       10 Years                          5.37      distributions at net asset value.
specific to their holdings. Institutional       5 Years                        -10.70      Investment return and principal value
Class shares are offered exclusively to         1 Year                           4.34      will fluctuate so your shares, when
institutional investors, including                                                         redeemed, may be worth more or less than
defined contribution plans that meet         =========================================     their original cost. See full report for
certain criteria.                            AVERAGE ANNUAL TOTAL RETURNS                  information on comparative benchmarks.
                                             For periods ended 9/30/04                     Please consult your fund prospectus for
                                             Inception (10/8/91)                 5.66%     more information. For the most current
                                               10 Years                          5.48      month-end performance, please call
                                                5 Years                        -10.26      800-451-4246 or visit AIMinvestments.com.
                                                1 Year                           8.90

                                             =========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of Institutional
                                             Class shares will differ from performance
                                             of other share classes due to differing
                                             sales charges and class expenses.

                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com         WEI-INS-1 10/04

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      use this information to compare the
                                             by $1,000 (for example, an $8,600 account     ongoing costs of investing in the fund
As a shareholder of the fund, you incur      value divided by $1,000 = 8.6), then          and other funds. To do so, compare this
ongoing costs, including management fees;    multiply the result by the number in the      5% hypothetical example with the 5%
and other fund expenses. This example is     table under the heading entitled "Actual      hypothetical examples that appear in the
intended to help you understand your         Expenses Paid During Period" to estimate      shareholder reports of the other funds.
ongoing costs (in dollars) of investing      the expenses you paid on your account
in the fund and to compare these costs       during this period.                              Please note that the expenses shown in
with ongoing costs of investing in other                                                   the table are meant to highlight your
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
investment of $1,000 invested at the         COMPARISON PURPOSES                           hypothetical information is useful in
beginning of the period and held for the                                                   comparing ongoing costs only, and will
entire period, May 1, 2004, to October       The table below also provides information     not help you determine the relative total
31, 2004.                                    about hypothetical account values and         costs of owning different funds.
                                             hypothetical expenses based on the fund's
ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                             of return of 5% per year before expenses,
The table below provides information         which is not the fund's actual return.
about actual account values and actual       The hypothetical account values and
expenses. You may use the information in     expenses may not be used to estimate the
this table, together with the amount you     actual ending account balance or expenses
invested, to estimate the expenses that      you paid for the period. You may
you paid over the

====================================================================================================================================

                                                                   ACTUAL                              HYPOTHETICAL
                                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
                                     VALUE               VALUE            PAID DURING            VALUE            PAID DURING
                                  (05/01/04)         (10/31/04)(1)         PERIOD(2)          (10/31/04)           PERIOD(2)
Institutional Class                $1,000.00           $1,012.70             $4.65            $1,020.51              $4.67

(1) The actual ending account value is based on the actual total return of the fund for the period May 1, 2004, to October 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period May 1, 2004, to October 31, 2004, was 1.27% for Institutional Class shares.

(2) Expenses are equal to the fund's annualized expense ratio of 0.92% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

====================================================================================================================================

AIMinvestments.com         WEI-INS-1 10/04

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.24%

AEROSPACE & DEFENSE-2.24%

Boeing Co. (The)                                  350,000   $   17,465,000
--------------------------------------------------------------------------
General Dynamics Corp.                            150,000       15,318,000
--------------------------------------------------------------------------
Honeywell International Inc.                      600,000       20,208,000
==========================================================================
                                                                52,991,000
==========================================================================

AIR FREIGHT & LOGISTICS-0.58%

FedEx Corp.                                       150,000       13,668,000
==========================================================================

APPAREL RETAIL-1.65%

Chico's FAS, Inc.(a)(b)                           400,000       16,012,000
--------------------------------------------------------------------------
Gap, Inc. (The)                                 1,150,000       22,977,000
==========================================================================
                                                                38,989,000
==========================================================================

APPLICATION SOFTWARE-1.76%

Amdocs Ltd. (United Kingdom)(a)                 1,200,000       30,180,000
--------------------------------------------------------------------------
Intuit Inc.(a)                                    250,000       11,340,000
==========================================================================
                                                                41,520,000
==========================================================================

BIOTECHNOLOGY-3.13%

Biogen Idec Inc.(a)                               400,000       23,264,000
--------------------------------------------------------------------------
Genentech, Inc.(a)                                600,000       27,318,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          675,000       23,375,250
==========================================================================
                                                                73,957,250
==========================================================================

BROADCASTING & CABLE TV-0.79%

Univision Communications Inc.-Class A(a)          600,000       18,576,000
==========================================================================

COMMUNICATIONS EQUIPMENT-6.69%

Avaya Inc.(a)                                     475,000        6,840,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          2,500,000       48,025,000
--------------------------------------------------------------------------
Motorola, Inc.                                  2,000,000       34,520,000
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                         1,500,000       23,130,000
--------------------------------------------------------------------------
QUALCOMM Inc.                                     400,000       16,724,000
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               325,000       28,665,000
==========================================================================
                                                               157,904,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.75%

Best Buy Co., Inc.                                300,000       17,766,000
==========================================================================

COMPUTER HARDWARE-4.47%

Apple Computer, Inc.(a)                           675,000       35,457,750
--------------------------------------------------------------------------
Dell Inc.(a)                                    1,500,000       52,590,000
--------------------------------------------------------------------------
PalmOne, Inc.(a)(c)                               600,000       17,382,000
==========================================================================
                                                               105,429,750
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER STORAGE & PERIPHERALS-1.06%

Lexmark International, Inc.-Class A(a)            300,000   $   24,933,000
==========================================================================

CONSUMER FINANCE-2.27%

American Express Co.                              550,000       29,188,500
--------------------------------------------------------------------------
MBNA Corp.                                        950,000       24,348,500
==========================================================================
                                                                53,537,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.66%

Alliance Data Systems Corp.(a)                     62,100        2,625,588
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   300,000       13,017,000
==========================================================================
                                                                15,642,588
==========================================================================

DEPARTMENT STORES-3.83%

J.C. Penney Co., Inc.                             650,000       22,483,500
--------------------------------------------------------------------------
Kohl's Corp.(a)                                 1,000,000       50,760,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   400,000       17,272,000
==========================================================================
                                                                90,515,500
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.67%

Apollo Group, Inc.-Class A(a)                     175,000       11,550,000
--------------------------------------------------------------------------
Cendant Corp.                                   2,500,000       51,475,000
==========================================================================
                                                                63,025,000
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.41%

Rockwell Automation, Inc.                         800,000       33,352,000
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.70%

Agilent Technologies, Inc.(a)                   1,600,000       40,096,000
==========================================================================

FOOTWEAR-1.03%

NIKE, Inc.-Class B                                300,000       24,393,000
==========================================================================

GENERAL MERCHANDISE STORES-2.01%

Target Corp.                                      950,000       47,519,000
==========================================================================

HEALTH CARE EQUIPMENT-1.51%

Bard (C.R.), Inc.                                 300,000       17,040,000
--------------------------------------------------------------------------
Waters Corp.(a)                                   450,000       18,580,500
==========================================================================
                                                                35,620,500
==========================================================================

HEALTH CARE SERVICES-1.37%

Caremark Rx, Inc.(a)                              550,000       16,483,500
--------------------------------------------------------------------------
IMS Health Inc.                                   750,000       15,885,000
==========================================================================
                                                                32,368,500
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HEALTH CARE SUPPLIES-1.06%

Alcon, Inc. (Switzerland)                         350,000   $   24,920,000
==========================================================================

HOME IMPROVEMENT RETAIL-0.87%

Home Depot, Inc. (The)                            500,000       20,540,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.01%

Starwood Hotels & Resorts Worldwide, Inc.         500,000       23,865,000
==========================================================================

HOUSEHOLD PRODUCTS-1.73%

Procter & Gamble Co. (The)                        800,000       40,944,000
==========================================================================

HOUSEWARES & SPECIALTIES-1.08%

Fortune Brands, Inc.                              350,000       25,487,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-1.22%

Costco Wholesale Corp.                            600,000       28,764,000
==========================================================================

INDUSTRIAL CONGLOMERATES-4.45%

3M Co.                                            150,000       11,635,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               3,000,000       93,450,000
==========================================================================
                                                               105,085,500
==========================================================================

INDUSTRIAL MACHINERY-2.81%

Danaher Corp.                                     600,000       33,078,000
--------------------------------------------------------------------------
Eaton Corp.                                       200,000       12,790,000
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              300,000       20,532,000
==========================================================================
                                                                66,400,000
==========================================================================

INTEGRATED OIL & GAS-1.33%

BP PLC-ADR (United Kingdom)                       175,000       10,193,750
--------------------------------------------------------------------------
ChevronTexaco Corp.                               200,000       10,612,000
--------------------------------------------------------------------------
ConocoPhillips                                    125,000       10,538,750
==========================================================================
                                                                31,344,500
==========================================================================

INTERNET RETAIL-1.88%

Amazon.com, Inc.(a)                               300,000       10,239,000
--------------------------------------------------------------------------
eBay Inc.(a)                                      350,000       34,163,500
==========================================================================
                                                                44,402,500
==========================================================================

INTERNET SOFTWARE & SERVICES-3.49%

Google Inc.-Class A(a)(c)                         100,000       19,070,500
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                  1,750,000       63,332,500
==========================================================================
                                                                82,403,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.85%

Goldman Sachs Group, Inc. (The)                   400,000       39,352,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     300,000       24,645,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         500,000       26,970,000
==========================================================================
                                                                90,967,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MANAGED HEALTH CARE-3.90%

Aetna Inc.                                        600,000   $   57,000,000
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           485,000       35,114,000
==========================================================================
                                                                92,114,000
==========================================================================

MOTORCYCLE MANUFACTURERS-0.73%

Harley-Davidson, Inc.                             300,000       17,271,000
==========================================================================

MOVIES & ENTERTAINMENT-0.86%

Walt Disney Co. (The)                             800,000       20,176,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.65%

Varco International, Inc.(a)                      550,000       15,224,000
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.67%

Citigroup Inc.                                    550,000       24,403,500
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            1,000,000       38,600,000
==========================================================================
                                                                63,003,500
==========================================================================

PERSONAL PRODUCTS-3.62%

Avon Products, Inc.                               450,000       17,797,500
--------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A              900,000       38,655,000
--------------------------------------------------------------------------
Gillette Co. (The)                                700,000       29,036,000
==========================================================================
                                                                85,488,500
==========================================================================

PHARMACEUTICALS-6.35%

Johnson & Johnson                                 800,000       46,704,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 250,000       13,727,500
--------------------------------------------------------------------------
Pfizer Inc.                                     1,200,000       34,740,000
--------------------------------------------------------------------------
Sepracor Inc.(a)(c)                               500,000       22,965,000
--------------------------------------------------------------------------
Wyeth                                             800,000       31,720,000
==========================================================================
                                                               149,856,500
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.61%

Allstate Corp. (The)                              300,000       14,427,000
==========================================================================

RESTAURANTS-2.34%

McDonald's Corp.                                1,000,000       29,150,000
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 600,000       26,100,000
==========================================================================
                                                                55,250,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.65%

Novellus Systems, Inc.(a)                       1,500,000       38,865,000
==========================================================================

SEMICONDUCTORS-2.69%

Analog Devices, Inc.                              900,000       36,234,000
--------------------------------------------------------------------------
Microchip Technology Inc.                         900,000       27,225,000
==========================================================================
                                                                63,459,000
==========================================================================

SOFT DRINKS-0.84%

PepsiCo, Inc.                                     400,000       19,832,000
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.57%

Ecolab Inc.                                       400,000   $   13,540,000
==========================================================================

SYSTEMS SOFTWARE-3.81%

Microsoft Corp.                                   850,000       23,791,500
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,600,000       20,256,000
--------------------------------------------------------------------------
Symantec Corp.(a)                                 500,000       28,470,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         800,000       17,504,000
==========================================================================
                                                                90,021,500
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.59%

Fannie Mae                                        200,000       14,030,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,847,833,159)                        2,319,483,588
==========================================================================

MONEY MARKET FUNDS-0.55%

Liquid Assets Portfolio-Institutional
  Class(d)                                      6,546,085        6,546,085
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

STIC Prime Portfolio-Institutional Class(d)     6,546,085   $    6,546,085
==========================================================================
    Total Money Market Funds (Cost
      $13,092,170)                                              13,092,170
==========================================================================
TOTAL INVESTMENTS-98.79% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,860,925,329)                                            2,332,575,758
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.74%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  40,952,850       40,952,850
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $40,952,850)                                        40,952,850
==========================================================================
TOTAL INVESTMENTS-100.53% (Cost
  $1,901,878,179)                                            2,373,528,608
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.53%)                          (12,485,091)
==========================================================================
NET ASSETS-100.00%                                          $2,361,043,517
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for security lending transactions at October 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:

Investments, at market value (cost
  $1,847,833,159)*                           $ 2,319,483,588
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $54,045,020)                        54,045,020
============================================================
  Total investments (cost $1,901,878,179)      2,373,528,608
============================================================
Receivables for:
  Investments sold                                50,411,057
------------------------------------------------------------
  Fund shares sold                                   448,667
------------------------------------------------------------
  Dividends                                        1,592,101
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  269,768
------------------------------------------------------------
Other assets                                         104,007
============================================================
     Total assets                              2,426,354,208
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           15,055,134
------------------------------------------------------------
  Fund shares reacquired                           5,956,291
------------------------------------------------------------
  Options written, at market value
     (premiums received $421,040)                    397,500
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                534,825
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       40,952,850
------------------------------------------------------------
Accrued distribution fees                            865,367
------------------------------------------------------------
Accrued trustees' fees                                 3,163
------------------------------------------------------------
Accrued transfer agent fees                          963,599
------------------------------------------------------------
Accrued operating expenses                           581,962
============================================================
     Total liabilities                            65,310,691
============================================================
Net assets applicable to shares outstanding  $ 2,361,043,517
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,229,262,118
------------------------------------------------------------
Undistributed net investment income (loss)          (484,385)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (3,339,408,185)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      471,673,969
============================================================
                                             $ 2,361,043,517
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 1,844,930,443
____________________________________________________________
============================================================
Class B                                      $   434,572,230
____________________________________________________________
============================================================
Class C                                      $    78,330,084
____________________________________________________________
============================================================
Class R                                      $     1,448,080
____________________________________________________________
============================================================
Institutional Class                          $     1,762,680
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          153,486,063
____________________________________________________________
============================================================
Class B                                           39,386,838
____________________________________________________________
============================================================
Class C                                            7,092,782
____________________________________________________________
============================================================
Class R                                              121,135
____________________________________________________________
============================================================
Institutional Class                                  138,489
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         12.02
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.02 divided by
       94.50%)                               $         12.72
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $         11.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $         11.04
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $         11.95
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         12.73
____________________________________________________________
============================================================

* At October 31, 2004, securities with an aggregate market value of $39,055,836 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $168,938)        $  18,735,081
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  security lending income of $91,112)*                              336,832
===========================================================================
    Total investment income                                      19,071,913
===========================================================================

EXPENSES:

Advisory fees                                                    17,028,857
---------------------------------------------------------------------------
Administrative services fees                                        533,540
---------------------------------------------------------------------------
Custodian fees                                                      272,422
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         6,122,534
---------------------------------------------------------------------------
  Class B                                                         5,114,549
---------------------------------------------------------------------------
  Class C                                                           873,155
---------------------------------------------------------------------------
  Class R                                                             5,355
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        9,316,175
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,931
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                               61,515
---------------------------------------------------------------------------
Other                                                             1,785,513
===========================================================================
    Total expenses                                               41,115,546
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (276,057)
===========================================================================
    Net expenses                                                 40,839,489
===========================================================================
Net investment income (loss)                                    (21,767,576)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         236,255,290
---------------------------------------------------------------------------
  Foreign currencies                                                     24
===========================================================================
                                                                236,255,314
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (114,844,681)
---------------------------------------------------------------------------
  Foreign currencies                                                     (7)
---------------------------------------------------------------------------
  Option contracts written                                           23,540
===========================================================================
                                                               (114,821,148)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              121,434,166
===========================================================================
Net increase in net assets resulting from operations          $  99,666,590
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (21,767,576)   $  (22,244,366)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and options contracts                     236,255,314      (152,819,227)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (114,821,148)      703,701,978
==============================================================================================
    Net increase in net assets resulting from operations          99,666,590       528,638,385
==============================================================================================
Share transactions-net:
  Class A                                                       (395,056,301)     (354,029,189)
----------------------------------------------------------------------------------------------
  Class B                                                       (138,803,397)      (78,758,321)
----------------------------------------------------------------------------------------------
  Class C                                                        (15,793,039)      (11,803,823)
----------------------------------------------------------------------------------------------
  Class R                                                          1,126,374           190,176
----------------------------------------------------------------------------------------------
  Institutional Class                                               (547,138)          (83,682)
==============================================================================================
  Net increase (decrease) in net assets resulting from share
    transactions                                                (549,073,501)     (444,484,839)
==============================================================================================
  Net increase (decrease) in net assets                         (449,406,911)       84,153,546
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,810,450,428     2,726,296,882
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(484,385) and $(462,775), respectively)        $2,361,043,517    $2,810,450,428
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended October 31, 2004, AIM waived fees of $5,987. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    For the year ended October 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $227,266 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2004, AIM was paid $533,540 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended October 31, 2004, the Fund paid AISI $9,316,175 for Class A, Class B, Class C and Class R shares and $1,931 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2004, the Class A, Class B, Class C and Class R shares paid $6,122,534, $5,114,549, $873,155 and $5,355, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2004, AIM Distributors advised the Fund that it retained $252,306 in front-end sales commissions from the sale of Class A shares and $1,900, $55,846, $6,948 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                   MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $36,428,079     $  401,226,654    $  (431,108,648)       $   --        $ 6,546,085     $124,213        $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             36,428,079        401,226,654       (431,108,648)           --          6,546,085      121,507            --
==================================================================================================================================
  Subtotal         $72,856,158     $  802,453,308    $  (862,217,296)       $   --        $13,092,170     $245,720        $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          UNREALIZED
                   MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                 10/31/03         AT COST          FROM SALES       (DEPRECIATION)      10/31/04       INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $38,996,800     $  574,759,331    $  (613,756,131)       $   --        $        --     $ 79,923        $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                     --        125,196,850        (84,244,000)           --         40,952,850     $ 11,189            --
==================================================================================================================================
  Subtotal         $38,996,800     $  699,956,181    $  (698,000,131)       $   --        $40,952,850     $ 91,112        $   --
==================================================================================================================================
  Total            $111,852,958    $1,502,409,489    $(1,560,217,427)       $   --        $54,045,020     $336,832        $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended October 31, 2004, the Fund engaged in purchases and sales of securities of $79,267,272 and $21,738,445, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2004, the Fund received credits in transfer agency fees of $42,804 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $42,804.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2004, the Fund paid legal fees of $13,966 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended October 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At October 31, 2004, securities with an aggregate value of $39,055,836 were on loan to brokers. The loans were secured by cash collateral of $40,952,850 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $91,112 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,000       421,040
===================================================================================
End of year                                                     3,000      $421,040
___________________________________________________________________________________
===================================================================================

                                             OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             OCTOBER 31, 2004
                                              CONTRACT    STRIKE    NUMBER OF    PREMIUMS         MARKET          UNREALIZED
                   CALLS                       MONTH      PRICE     CONTRACTS    RECEIVED         VALUE          APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Chico's FAS, Inc.                              Nov-04     $40.0       3,000      $421,040        $397,500          $23,540
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of October 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   450,268,418
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (484,385)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (3,318,002,634)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   5,229,262,118
=============================================================================
Total net assets                                              $ 2,361,043,517
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on option contracts of $23,539.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $200,737,719 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                       CARRYFORWARD
------------------------------------------------------------------------------
October 31, 2009                                                $2,358,363,619
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,318,002,634
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2004 was $1,931,481,698 and $2,445,456,487, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $466,806,274
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (16,561,395)
==============================================================================
Net unrealized appreciation of investment securities             $450,244,879
______________________________________________________________________________
==============================================================================


Cost of investments for tax purposes is $1,923,283,729.

NOTE 12--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2004, undistributed net investment income increased by $21,745,966, undistributed net realized gain
(loss) was decreased by $25 and shares of beneficial interest decreased by $21,745,941. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,161,430    $  74,474,713     10,192,956    $ 102,256,843
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,836,554       31,535,843      5,051,931       47,044,808
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,109,204       12,390,482      1,715,252       15,941,057
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         139,257        1,669,192         23,136          234,973
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              13,498          172,948         16,638          177,847
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       4,502,782       54,704,748      1,369,192       14,331,798
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,888,349)     (54,704,748)    (1,477,850)     (14,331,798)
==========================================================================================================================
Reacquired:
  Class A                                                     (43,655,916)    (524,235,762)   (47,251,093)    (470,617,830)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,449,964)    (115,634,492)   (12,154,199)    (111,471,331)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,535,106)     (28,183,521)    (2,990,841)     (27,744,880)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (45,049)        (542,818)        (4,184)         (44,797)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (56,324)        (720,086)       (25,361)        (261,529)
==========================================================================================================================
                                                              (46,867,983)   $(549,073,501)   (45,534,423)   $(444,484,839)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------------------
                                                          2004             2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    11.59       $     9.47    $    12.65    $    28.16    $    28.31
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.08)(a)        (0.07)        (0.07)(a)      (0.10)       (0.14)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.51             2.19         (3.11)       (11.87)         3.18
============================================================================================================================
    Total from investment operations                         0.43             2.12         (3.18)       (11.97)         3.04
============================================================================================================================
Less distributions from net realized gains                     --               --            --         (3.54)        (3.19)
============================================================================================================================
Net asset value, end of period                         $    12.02       $    11.59    $     9.47    $    12.65    $    28.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                              3.71%           22.39%       (25.14)%      (47.38)%       10.61%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,844,930       $2,160,823    $2,104,660    $4,001,552    $8,948,781
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.39%(c)         1.47%         1.33%         1.21%         1.03%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.40%(c)         1.47%         1.33%         1.22%         1.07%
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.67)%(c)       (0.68)%       (0.64)%       (0.56)%       (0.45)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                        74%             111%          217%          240%          145%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,040,844,523.

                                                                                     CLASS B
                                                       -------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                       -------------------------------------------------------------------
                                                         2004             2003          2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  10.71         $   8.82      $  11.86      $  26.82    $    27.29
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.15)(a)        (0.14)        (0.15)(a)     (0.21)        (0.36)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.47             2.03         (2.89)       (11.21)         3.08
==========================================================================================================================
    Total from investment operations                       0.32             1.89         (3.04)       (11.42)         2.72
==========================================================================================================================
Less distributions from net realized gains                   --               --            --         (3.54)        (3.19)
==========================================================================================================================
Net asset value, end of period                         $  11.03         $  10.71      $   8.82      $  11.86    $    26.82
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                            2.99%           21.43%       (25.63)%      (47.75)%        9.76%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $434,572         $555,779      $533,224      $922,476    $1,927,514
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.09%(c)         2.17%         2.04%         1.92%         1.78%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.10%(c)         2.17%         2.04%         1.93%         1.82%
==========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.37)%(c)       (1.38)%       (1.34)%       (1.27)%       (1.20)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                      74%             111%          217%          240%          145%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $511,454,890.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.72       $  8.83    $ 11.87    $  26.85    $  27.30
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.14)     (0.15)(a)    (0.21)     (0.36)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47          2.03      (2.89)     (11.23)       3.10
======================================================================================================================
    Total from investment operations                             0.32          1.89      (3.04)     (11.44)       2.74
======================================================================================================================
Less distributions from net realized gains                         --            --         --       (3.54)      (3.19)
======================================================================================================================
Net asset value, end of period                                $ 11.04       $ 10.72    $  8.83    $  11.87    $  26.85
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  2.99%        21.40%    (25.61)%    (47.77)%      9.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $78,330       $91,325    $86,455    $150,604    $301,590
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.09%(c)      2.17%      2.04%       1.92%       1.78%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.10%(c)      2.17%      2.04%       1.93%       1.82%
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.37)%(c)    (1.38)%    (1.34)%     (1.27)%     (1.20)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            74%          111%       217%        240%        145%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $87,315,520.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                   OCTOBER 31,         COMMENCED) TO
                                                              ---------------------     OCTOBER 31,
                                                                2004          2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.56       $ 9.47       $ 11.36
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)    (0.06)        (0.03)(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.49         2.15         (1.86)
====================================================================================================
    Total from investment operations                              0.39         2.09         (1.89)
====================================================================================================
Net asset value, end of period                                $  11.95       $11.56       $  9.47
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                   3.37%       22.07%       (16.64)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  1,448       $  311       $    76
====================================================================================================
Ratio of expenses to average net assets                           1.59%(c)(d)   1.67%        1.53%(e)
====================================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)   (0.88)%       (0.84)%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                             74%         111%          217%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,071,094.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net asset prior to fee waivers and/or expense reimbursements is 1.60%.
(e)  Annualized.

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------
                                                               2004         2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.20       $ 9.91    $13.16    $29.00    $ 28.96
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)(a)     0.00     (0.01)(a)  (0.01)    (0.06)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.54         2.29     (3.24)   (12.29)      3.29
================================================================================================================
    Total from investment operations                            0.53         2.29     (3.25)   (12.30)      3.23
================================================================================================================
Less distributions from net realized gains                        --           --        --     (3.54)     (3.19)
================================================================================================================
Net asset value, end of period                                $12.73       $12.20    $ 9.91    $13.16    $ 29.00
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                 4.34%       23.11%   (24.70)%  (47.11)%    11.07%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,763       $2,213    $1,883    $7,667    $18,634
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.84%(c)     0.78%     0.82%     0.69%      0.64%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.85%(c)     0.78%     0.82%     0.70%      0.68%
================================================================================================================
Ratio of net investment income (loss) to average net assets   (0.12)%(c)     0.01%    (0.12)%   (0.04)%    (0.04)%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           74%         111%      217%      240%       145%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)  Ratios are based on average daily net assets of $1,931,035.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

  As described more fully below, INVESCO Funds Group, Inc. ("IFG"), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and A I M Distributors, Inc. ("ADI"), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), the Colorado Division of Securities ("CODS") and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities ("CODS") with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI has been paid.

  The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

  Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

  None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

    Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

  In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

  On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

  As referenced by the SEC in the SEC's settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

  At the request of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the New York Stock Exchange, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. ("AIM Management"), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AIM Weingarten Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 15, 2004

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIP(S)
TRUST                              SINCE            DURING PAST 5 YEARS                                  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.   None
  Trustee and President                             (financial services holding company); Director and
                                                    Vice Chairman, AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: President and Chief Executive Officer,
                                                    A I M Management Group Inc.; Director, Chairman
                                                    and President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered investment
                                                    advisor), A I M Distributors, Inc. (registered
                                                    broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management
                                                    Company (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- Managed
                                                    Products
-------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer,     None
  Trustee and Executive Vice                        A I M Management Group Inc. (financial services
  President                                         holding company); Director, Chairman and
                                                    President, A I M Advisors, Inc. (registered
                                                    investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor)
                                                    and A I M Distributors, Inc. (registered broker
                                                    dealer); Director and Chairman, AIM Investment
                                                    Services, Inc. (registered transfer agent), Fund
                                                    Management Company (registered broker dealer) and
                                                    INVESCO Distributors, Inc. (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President and Chief
                                                    Executive Officer, INVESCO Funds Group, Inc.;
                                                    President and Chief Executive Officer, INVESCO
                                                    Distributors, Inc.; Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc Advisors,
                                                    Inc.; and Chairman of NationsBanc Investments,
                                                    Inc.
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett(3) -- 1944     1993             Chairman, Crockett Technology Associates             ACE Limited (insurance
  Trustee and Chair                                 (technology consulting company)                      company); and
                                                                                                         Captaris, Inc.
                                                                                                         (unified messaging
                                                                                                         provider)
-------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936             2003             Retired                                              None
  Trustee
                                                    Formerly: President and Chief Executive Officer,
                                                    AMC Cancer Research Center; and Chairman and Chief
                                                    Executive Officer, First Columbia Financial
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Retired                                              Badgley Funds, Inc.
  Trustee                                                                                                (registered investment
                                                    Formerly: Partner, law firm of Baker & McKenzie      company)
-------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942           2003             Co-President and Founder, Green, Manning & Bunch     None
  Trustee                                           Ltd., (investment banking firm); and Director,
                                                    Policy Studies, Inc. and Van Gilder Insurance
                                                    Corporation
-------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private           Cortland Trust, Inc.
  Trustee                                           business corporations, including the Boss Group      (Chairman) (registered
                                                    Ltd. (private investment and management) and         investment company);
                                                    Magellan Insurance Company                           Annuity and Life Re
                                                                                                         (Holdings), Ltd.
                                                    Formerly: Director, President and Chief Executive    (insurance company)
                                                    Officer, Volvo Group North America, Inc.; Senior
                                                    Vice President, AB Volvo; and director of various
                                                    affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Retired                                              None
  Trustee
                                                    Formerly: Chairman, Mercantile Mortgage Corp.;
                                                    President and Chief Operating Officer,
                                                    Mercantile-Safe Deposit & Trust Co.; and
                                                    President, Mercantile Bankshares Corp.
-------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century        Administaff, and
  Trustee                                           Group, Inc. (government affairs company) and         Discovery Global
                                                    Texana Timber LP (sustainable forestry company)      Education Fund (non-
                                                                                                         profit)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of October 31, 2004

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND           TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   OR OFFICER SINCE   DURING PAST 5 YEARS                         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin           Cortland Trust, Inc.
  Trustee                                            Naftalis and Frankel LLP                    (registered
                                                                                                 investment company)
----------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services       General Chemical
  Trustee                                            (California)                                Group, Inc.
                                                     Formerly: Associate Justice of the
                                                     California Court of Appeals
----------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA     None
  Trustee                                            of the USA
----------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper       None
  Trustee
----------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935         2001               Retired                                     None
  Trustee
----------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939          1989               Executive Vice President, Development and   None
  Trustee                                            Operations, Hines Interests Limited
                                                     Partnership (real estate development
                                                     company)
----------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942              2003               Retired                                     None
  Trustee
----------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley(4) -- 1959     2004               Senior Vice President, A I M Management     N/A
  Senior Vice President and                          Group Inc. (financial services holding
  Chief Compliance Officer                           company); Senior Vice President and Chief
                                                     Compliance Officer, A I M Advisors, Inc.;
                                                     Vice President and Chief Compliance
                                                     Officer, A I M Capital Management, Inc.
                                                     and A I M Distributors, Inc.; and Vice
                                                     President, AIM Investment Services, Inc.
                                                     and Fund Management Company
                                                     Formerly: Senior Vice President and
                                                     Compliance Director, Delaware Investments
                                                     Family of Funds
----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956         2003               Director, Senior Vice President,            N/A
  Senior Vice President,                             Secretary and General Counsel, A I M
  Secretary and Chief Legal                          Management Group Inc. (financial services
  Officer                                            holding company) and A I M Advisors,
                                                     Inc.; Director and Vice President,
                                                     INVESCO Distributors, Inc.; Vice
                                                     President, A I M Capital Management,
                                                     Inc., and AIM Investment Services, Inc.;
                                                     Director, Vice President and General
                                                     Counsel, Fund Management Company and
                                                     Senior Vice President, A I M
                                                     Distributors, Inc.
                                                     Formerly: Senior Vice President and
                                                     General Counsel, Liberty Financial
                                                     Companies, Inc.; Senior Vice President
                                                     and General Counsel, Liberty Funds Group,
                                                     LLC and Vice President, A I M
                                                     Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955          2002               Managing Director and Director of Money     N/A
  Vice President                                     Market Research and Special Projects,
                                                     A I M Capital Management, Inc.; and Vice
                                                     President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M    N/A
  Vice President and Treasurer                       Advisors, Inc.
                                                     Formerly: Senior Vice President, AIM
                                                     Investment Services, Inc.; and Vice
                                                     President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960       2004               Director of Cash Management, Managing       N/A
  Vice President                                     Director and Chief Cash Management
                                                     Officer, A I M Capital Management, Inc;
                                                     Director and President, Fund Management
                                                     Company; and Vice President, A I M
                                                     Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen -- 1940         1999               Executive Vice President, A I M             N/A
  Vice President                                     Management Group, Inc.; Senior Vice
                                                     President, A I M Advisors, Inc., and
                                                     President, Director of Investments, Chief
                                                     Executive Officer and Chief Investment
                                                     Officer, A I M Capital Management, Inc.
                                                     Formerly: Director of A I M Advisors,
                                                     Inc. and A I M Management Group Inc.,
                                                     A I M Advisors, Inc.; and Director and
                                                     Chairman, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND      INVESTMENT ADVISOR       DISTRIBUTOR           AUDITORS              SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.     A I M Distributors,   Ernst & Young LLP     A I M Capital
Suite 100               11 Greenway Plaza        Inc.                  5 Houston Center      Management, Inc.
Houston, TX 77046-1173  Suite 100                11 Greenway Plaza     1401 McKinney         11 Greenway Plaza
                        Houston, TX 77046-1173   Suite 100             Houston, TX           Suite 100
                                                 Houston, TX           77010-4035            Houston, TX
                                                 77046-1173                                  77046-1173

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES  TRANSFER AGENT        CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis  AIM Investment        State Street Bank
Andrews & Ingersoll,    & Frankel LLP            Services, Inc.        and Trust Company
LLP                     919 Third Avenue         P.O. Box 4739         225 Franklin Street
1735 Market Street      New York, NY 10022-3852  Houston, TX           Boston, MA
Philadelphia, PA 19103-7599                      77210-4739            02110-2801

       DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund(7)     AIM Total Return Bond Fund
AIM Diversified Dividend Fund               AIM International Growth Fund                 Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                        AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                      SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                              AIM Advantage Health Sciences Fund(1)         AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                AIM Energy Fund(1)                            AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)             AIM Financial Services Fund(1)                AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                   AIM Gold & Precious Metals Fund(1)                    AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                    AIM Health Sciences Fund(1)
AIM Opportunities II Fund                   AIM Leisure Fund(1)                           AIM Aggressive Allocation Fund
AIM Opportunities III Fund                  AIM Multi-Sector Fund(1)                      AIM Conservative Allocation Fund
AIM Premier Equity Fund                     AIM Real Estate Fund                          AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                   AIM Technology Fund(1)
AIM Select Equity Fund                      AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                =====================================================================================
AIM Small Company Growth Fund(1)            CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Total Return Fund*(1)                   THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                   FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund            =====================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) AIM International Emerging Growth Fund will close to new investors when net assets reach $500 million.

   If used after January 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $132 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $363 billion in assets under management. Data as of September 30, 2004.

AIMinvestments.com                  WEI-AR-1            A I M Distributors, Inc.



                                   [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments  Management            --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY E&Y RELATED TO THE REGISTRANT

     E&Y billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees                              Percentage of Fees
                                                 Billed Applicable to                             Billed Applicable to
                                                  Non-Audit Services                             Non-Audit Services
                                                 Provided for fiscal                             Provided for fiscal
                           Fees Billed for          year end 2004           Fees Billed for         year end 2003
                        Services Rendered to    Pursuant to Waiver of    Services Rendered to    Pursuant to Waiver of
                         the Registrant for          Pre-Approval         the Registrant for         Pre-Approval
                        fiscal year end 2004        Requirement(1)       fiscal year end 2003      Requirement(1)(2)
                        ---------------------   ---------------------    ---------------------   ---------------------
Audit Fees              $             477,418                     N/A    $             492,675                     N/A
Audit-Related Fees(3)   $              16,800                       0%   $                   0                       0%
Tax Fees(4)             $              39,795                       0%   $              23,112                       0%
All Other Fees          $                   0                       0%   $                   0                       0%
                        ---------------------                            ---------------------
Total Fees              $             534,013                       0%   $             515,787                       0%

E&Y billed the Registrant aggregate non-audit fees of $56,595 for the fiscal year ended 2004, and $23,112 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit-Related Fees for the fiscal year end October 31, 2004 includes fees billed for agreed upon procedures for fund mergers.

(4) Tax fees for the fiscal year end October 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY E&Y RELATED TO AIM AND AIM AFFILIATES

     E&Y billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                           Fees Billed for                                  Fees Billed for
                          Non-Audit Services      Percentage of Fees       Non-Audit Services       Percentage of Fees
                         Rendered to AIM and     Billed Applicable to     Rendered to AIM and      Billed Applicable to
                          AIM Affiliates for      Non-Audit Services       AIM Affiliates for       Non-Audit Services
                         fiscal year end 2004    Provided for fiscal      fiscal year end 2003     Provided for fiscal
                          That Were Required        year end 2004          That Were Required         year end 2003
                          to be Pre-Approved      Pursuant to Waiver       to be Pre-Approved      Pursuant to Waiver of
                         by the Registrant's        of Pre-Approval        by the Registrant's         Pre-Approval
                           Audit Committee           Requirement(1)         Audit Committee(2)       Requirement(1)(3)
                        ---------------------    ---------------------    ---------------------    ---------------------
Audit-Related Fees(4)   $             185,000                        0%   $             196,777                        0%
Tax Fees                $                   0                        0%   $                   0                        0%
All Other Fees          $                   0                        0%   $                   0                        0%
                        ---------------------                             ---------------------
Total Fees(5)           $             185,000                        0%   $             196,777                        0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to E&Y during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Audit-Related Fees for the fiscal year ended October 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent. Audit-Related Fees for the fiscal year ended October 31, 2003 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(5) Including the fees for services not required to be pre-approved by the registrant's audit committee, E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $265,511 for the fiscal year ended 2004, and $258,650 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining E&Y's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with E&Y maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1   TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
             PROCEDURES

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

     o Bookkeeping or other services related to the accounting records or financial statements of the audit client

     o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     o    Actuarial services

     o    Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

     o    Management functions

     o    Human resources

     o    Broker-dealer, investment adviser, or investment banking services

     o    Legal services

     o    Expert services unrelated to the audit

     o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, on September 20, 2004, the Registrant appointed a Chief Compliance Officer ("Registrant CCO") who reports to the Registrant's Board of Trustees. The Registrant CCO also serves as Chief Compliance Officer of A I M Advisors, Inc. ("AIM"), the investment advisor for the series portfolios of the Registrant. The Registrant CCO is a member of the Disclosure Controls Committee ("DCC") for the Registrant, which reports to the Registrant's PEO and PFO. The DCC is made up of employees of AIM some of whom are officers of the Registrant. Among other things, the DCC assists the PEO and PFO in their responsibilities related to internal control over financial reporting. The addition of the Registrant CCO is expected to enhance the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)      Code of Ethics.

12(a) (2)      Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)      Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Equity Funds

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ------------------------

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    January 5, 2005
         ------------------------


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 5, 2005
         ------------------------

                                  EXHIBIT INDEX


12(a) (1)    Code of Ethics.

12(a) (2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.